UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Michael Lawlor, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2023

1

Item 1. Reports to Stockholders.

(a)

DISCIPLINED GROWTH INVESTORS

2023

DGIFUND

ANNUAL REPORT

THIS REPORT CONTAINS A LETTER TO SHAREHOLDERS AND IMPORTANT FINANCIAL INFORMATION ABOUT THE DISCIPLINED GROWTH INVESTORS FUND. THE FUND'S FISCAL YEAR RUNS FROM MAY 1ST THROUGH THE FOLLOWING APRIL 30TH. FINANCIAL REPORTS ARE PREPARED ON A SEMI-ANNUAL AND ANNUAL BASIS. FOR OTHER REPORTS, ARTICLES, AND INFORMATION VISIT WWW.DGIFUND.COM.

PHONE: 855.344.3863 - FAX: 866.205.1499 - PO BOX 275 - DENVER, CO 80201

APRIL 30, 2023 / DGINV.COM

ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	4
DISCLOSURE OF FUND EXPENSES	6
PORTFOLIO OF INVESTMENTS	7
STATEMENT OF ASSETS AND LIABILITIES	18
STATEMENT OF OPERATIONS	19
STATEMENTS OF CHANGES IN NET ASSETS	20
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	24
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
ADDITIONAL INFORMATION	33
DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS	34
TRUSTEES AND OFFICERS	36
PRIVACY POLICY	40

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

APRIL 30, 2023	DGINV.COM

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2023 (Unaudited)

April 30, 2023

The DGI Fund’s fiscal year ended on April 30, 2023. For the full year, the Fund returned +1.67%. Stocks in the Fund were up 2.13% while bonds were up 2.22%.

Since Inception (8/12/2011), the DGI Fund has returned 10.10%, in-line with our goal when we opened the Fund of a double-digit annualized growth rate over long periods of time. The stocks and bonds in the Fund have returned annualized rates of 14.01% and 2.96%, respectively, since-inception.

A positive return for the fiscal year and over 10% since inception may come as some surprise considering 2022 delivered the first bear market since the Fund opened in 2011. A strong start to 2023 has been a key component, up 7.03% year-to-date.

Calendar year 2022 was indeed a difficult year to be a shareholder in the Fund. The total return was -18.21%, the largest decline in the Fund’s history, and only the third down year in 10 full calendar years. A compounding factor was that stocks and bonds both declined for the first time since 1969.1

Since the end of 2022, much of the alarming news cycle has continued. Inflation is coming down, but remains higher than is comfortable. The Federal Reserve’s sharp interest rate increases, though likely working to lower inflation, have inflicted pain and uncertainty on the banking sector, with a few larger regional banks failing. War in Europe continues.

Despite all this, our outlook is upbeat. The bear market, though painful, was not unanticipated or irregular. Bear markets occur, on average, every six years. The most recent lasting2 bear market prior to 2022 was during the financial crisis of 2008, 14 years prior.

We have an optimistic outlook for three reasons:

1)	We are optimistic about the future of the Fund’s portfolio companies.
2)	We believe those companies are in excellent business shape.
3)	And, for the first time since the Fund opened in 2011, bonds are priced to offer fair yields. Let’s unpack each of these a little more.

We are optimistic about the future of the Fund’s portfolio companies due to the combination of the specific growth potential they hold plus the “cheap” purchase prices offered by the bear market. We believe the stocks in the Fund have significant potential for growth in their intrinsic values over time. This is largely unchanged despite the sell off of 2022. Combining what we see as strong intrinsic value growth and the decline in stock prices last year, we entered 2023 with higher expected returns in our forecast model than we had seen at any time in the Fund’s history.3

We believe that the companies in the DGI Fund are in excellent business shape. We believe long-term earnings growth is a reasonable proxy for the increase in intrinsic value of the underlying business. Earnings growth tends to be a leading indicator of stock performance. The companies in the Fund have posted nearly uninterrupted earnings growth in excess of historical averages, and as the first quarter of earnings in 2023 has played out, nearly all companies in the Fund posted earnings in excess of what Wall Street anticipated.

Finally, bonds are offering what we believe to be fair yields for the first time in fourteen years. Currently, yields on investment-grade corporate bonds can be had in the 5-7% range. This is a result of the increase in interest rates over the last year-plus. One measure of

Annual Report | April 30, 2023	1

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2023 (Unaudited)

interest rates, the 10-year US Treasury Note yield, exceeded 4% in late 2022 for the first time since 2008. As of December 31, 2021, the Fund’s bond portfolio yield was 1.6%. As of the end of 2022, that figure was 4.9%. That’s a 300% increase in bond yields in a year. We think this is likely to be a material development in our ability to reach our goal of a double-digit growth rate over time.

In addition to these more tangible points, we pin much of this positive outlook on an increasingly critical driver of long-term value creation in the Fund’s portfolio companies, and the economy in general. That driver is innovation.

Investors often confuse innovation with invention. Invention is the development of something novel. Innovation is taking inventions and making them reliable, affordable and widely available. In this context, an example of invention would be the Wright Brothers first manned flight, while innovation would be represented by Boeing's series of technical advancements that ultimately led to the development of the 707. The 707 made commercial air travel available to the masses. Though innovation often begins with invention, the innovation process tends to be more evolutionary than revolutionary. Importantly from an investment perspective, it also demands a deep cultural commitment by innovative companies. We see this across the portfolio. The Fund owns many companies that may not be household names like Tesla or Apple but have rich histories of serial innovation.4

The economy-wide impact of innovation can be extremely beneficial over the long term. Overall, the price/performance of goods and services becomes more attractive. Importantly, innovation can be a major driver of productivity gains, which dampens inflation. Today, for example, many investors fear a return to the stagflation of the 1970’s. We think innovation is so pervasive that such a forecast is unlikely.

Innovation also creates a problem for short-term, impatient investors because it comes in slowly and is hard to quantify. For diligent investors, we believe innovation can provide a basis for superior research and portfolio decisions. But it takes careful analysis and an understanding of the power and character of innovation.

These are the times that true investors live for. The macroeconomic and political outlook is dismal. The news outlets are feasting on negative news. Yet, we believe our investment research effort is the most effective it has ever been. The Fund’s stocks are offering at significant discounts to our estimates of their future intrinsic values, the business execution of the individual portfolio companies has been robust, and bonds (for the first time in the history of the Fund) are priced to deliver reasonable yields.

Sincerely,

Frederick Martin, CFA – Portfolio Manager

Rob Nicoski, CPA* – Portfolio Manager

Nick Hansen, CFA, CAIA – Portfolio Manager

Jason Lima, CFA – Portfolio Manager

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2023 (Unaudited)

*	CPA License Inactive.
[1]	As measured by the S&P 500 Index’s calendar year returns and the Bloomberg Aggregate US Government/Credit Bond Index.
[2]	March of 2020 saw a 30% decline in the S&P 500 index, but that “bear market” was extremely short-lived, with the index recouping all of those losses in a matter of weeks.
[3]	In managing the Fund’s investment portfolio, we generally use a multi-year forecast model that results in an expected return metric. This is not a promise or guarantee of future results. This is our guidepost to help understand what we think the stock portfolio is likely to do, as well as in evaluating and potentially adjusting the allocation to each individual stock position.
[4]	The DGI Fund does not hold either Tesla or Apple as of April 30, 2023.

The Barclay’s Government & Corporate Credit index includes both corporate (publicly-issued, fixed-rate, nonconvertible, investment grade, dollar-denominated, SEC-registered, corporate dept.) and government (Treasury Bond index, Agency Bond index, 1-3 Year Government index, and the 20+-Year treasury) indexes, including bonds with maturities up to ten years.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of this report, are subject to change, and may not reflect the writers’ current views.

The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Annual Report | April 30, 2023	3

The Disciplined Growth Investors Fund	Performance Update

April 30, 2023 (Unaudited)

Annualized Total Return Performance (for the period ended April 30, 2023)

	1 Year	3 Year	5 Year	10 Year	Since Inception*
The Disciplined Growth Investors Fund	1.67%	9.62%	7.55%	8.73%	10.10%
S&P 500® Total Return Index(1)	2.66%	14.52%	11.45%	12.20%	13.59%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2023)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation

(as a % of Net Assets)*

Technology	38.89%
Industrials	11.41%
Consumer Discretionary	9.49%
Health Care	5.82%
Energy	5.02%
Communication	0.36%
Corporate Bonds	23.82%
Government & Agency Obligations	2.90%
Foreign Corporate Bonds	1.83%
Other Assets In Excess Of Liabilities	0.46%

Top Ten Holdings

(as a % of Net Assets)*

Super Micro Computer, Inc.	7.52%
Plexus Corp.	3.38%
Microchip Technology, Inc.	3.37%
Power Integrations, Inc.	3.15%
Align Technology, Inc.	2.82%
Gentex Corp.	2.81%
Akamai Technologies, Inc.	2.77%
Arista Networks, Inc.	2.70%
Coterra Energy, Inc.	2.64%
Dolby Laboratories, Inc.	2.63%
Top Ten Holdings	33.79%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2023	5

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2022 through April 30, 2023.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2022	Ending Account Value 4/30/2023	Expense Ratio(a)	Expenses Paid During period 11/1/2022 - 4/30/2023(b)
Actual	$1,000.00	$1,071.60	0.78%	$ 4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	0.78%	$ 3.91

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (70.99%)
COMMUNICATIONS (0.36%)
Media (0.36%)
Take-Two Interactive Software, Inc. (a)	10,307	$1,281,057

TOTAL COMMUNICATIONS		1,281,057

CONSUMER DISCRETIONARY (9.49%)
Consumer Discretionary Products (5.96%)
Gentex Corp.	364,993	10,070,157
Gentherm, Inc. (a)	44,592	2,659,913
LGI Homes, Inc. (a)	36,608	4,349,030
Under Armour, Inc. , Class A(a)	481,185	4,268,111
		21,347,211

Consumer Discretionary Services (1.97%)
Royal Caribbean Cruises, Ltd. (a)	66,379	4,343,178
Strategic Education, Inc.	30,941	2,722,808
		7,065,986

Retail & Whsle - Discretionary (1.56%)
Floor & Decor Holdings, Inc. , Class A(a)	32,084	3,187,225
Sleep Number Corp. (a)	97,775	2,204,826
Stitch Fix, Inc. , Class A(a)	61,797	210,728
		5,602,779

TOTAL CONSUMER DISCRETIONARY		34,015,976

ENERGY (5.02%)
Oil & Gas (5.02%)
Core Laboratories NV	32,086	722,256
Coterra Energy, Inc.	369,898	9,469,388
Southwestern Energy Co. (a)	1,502,120	7,796,003
		17,987,647

TOTAL ENERGY		17,987,647

Annual Report | April 30, 2023	7

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
HEALTH CARE (5.82%)
Health Care (5.82%)
Align Technology, Inc. (a)	31,106	$10,118,782
Intuitive Surgical, Inc. (a)	27,198	8,192,581
Myriad Genetics, Inc. (a)	118,983	2,533,148
		20,844,511

TOTAL HEALTH CARE		20,844,511

INDUSTRIALS (11.41%)
Industrial Products (7.16%)
Cognex Corp.	184,842	8,815,115
Generac Holdings, Inc. (a)	14,409	1,472,888
Graco, Inc.	43,627	3,459,185
Proto Labs, Inc. (a)	114,895	3,305,529
Snap-on, Inc.	33,220	8,617,600
		25,670,317
Industrial Services (4.25%)
Alarm.com Holdings, Inc. (a)	130,959	6,245,435
Landstar System, Inc.	38,408	6,760,960
MSC Industrial Direct Co., Inc. , Class A	24,416	2,215,264
		15,221,659

TOTAL INDUSTRIALS		40,891,976

TECHNOLOGY (38.89% )
Software & Tech Services (7.33%)
Akamai Technologies, Inc. (a)	120,915	9,911,403
Autodesk, Inc. (a)	36,898	7,187,361
Intuit, Inc.	19,045	8,455,028
Paychex, Inc.	6,435	706,949
		26,260,741

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Tech Hardware & Semiconductors (31.56%)
Arista Networks, Inc. (a)	60,429	$9,678,309
Dolby Laboratories, Inc. , Class A	112,722	9,433,704
Garmin, Ltd.	87,849	8,624,136
InterDigital, Inc.	44,825	3,036,446
IPG Photonics Corp. (a)	37,541	4,316,464
Microchip Technology, Inc.	165,404	12,072,838
Plexus Corp. (a)	138,441	12,109,434
Power Integrations, Inc.	155,027	11,282,865
Pure Storage, Inc. , Class A(a)	393,310	8,979,267
Semtech Corp. (a)	45,212	881,182
Super Micro Computer, Inc. (a)	255,675	26,955,815
Viasat, Inc. (a)	162,490	5,692,025
		113,062,485

TOTAL TECHNOLOGY		139,323,226

TOTAL COMMON STOCKS
(Cost $200,606,341)		$254,344,393

	Principal Amount	Value (Note 2)
CORPORATE BONDS (23.82%)
COMMUNICATIONS (1.29%)
Cable & Satellite (0.33%)
Comcast Corp.
4.150% 10/15/2028	$1,181,000	$1,171,909
Entertainment Content (0.31%)
Paramount Global
7.875% 07/30/2030	1,012,000	1,116,987

Wireless Telecommunications Services (0.65%)
AT&T, Inc.
4.350% 03/01/2029	1,166,000	1,146,569
Verizon Communications, Inc.
4.329% 09/21/2028	1,191,000	1,178,940
		2,325,509

TOTAL COMMUNICATIONS		4,614,405

Annual Report | April 30, 2023	9

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Principal Amount	Value (Note 2)
CONSUMER DISCRETIONARY (2.49%)
Airlines (0.33%)
Southwest Airlines Co.
3.450% 11/16/2027	$1,240,000	$1,165,457

Automobiles Manufacturing (0.30%)
General Motors Co.
5.400% 10/15/2029	1,100,000	1,088,092

Consumer Services (0.32%)
Cintas Corp. No 2
3.700% 04/01/2027	1,181,000	1,157,444

Restaurants (0.64%)
McDonald's Corp., Series MTN
6.300% 03/01/2038	977,000	1,117,125
Starbucks Corp.
4.000% 11/15/2028	1,190,000	1,176,124
		2,293,249

Retail - Consumer Discretionary (0.90%)
Advance Auto Parts, Inc.
3.900% 04/15/2030	1,100,000	1,009,768
Amazon.com, Inc.
5.200% 12/03/2025	1,035,000	1,059,262
Lowe's Cos., Inc.
3.650% 04/05/2029	1,201,000	1,145,938

TOTAL CONSUMER DISCRETIONARY		8,919,210

CONSUMER STAPLES (0.89%)
Food & Beverage (0.59%)
Hormel Foods Corp.
1.700% 06/03/2028	1,135,000	1,012,297
Tyson Foods, Inc.
3.900% 09/28/2023	1,090,000	1,085,715

Mass Merchants (0.30%)
Costco Wholesale Corp.
1.600% 04/20/2030	1,280,000	1,089,419

TOTAL CONSUMER STAPLES		3,187,431

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Principal	Value
	Amount	(Note 2)
ENERGY (2.52%)
Exploration & Production (0.30%)
ConocoPhillips Co.
3.350% 05/15/2025	$1,100,000	$1,071,320

Integrated Oils (0.33%)
BP Capital Markets America, Inc.
4.234% 11/06/2028	1,184,000	1,188,205

Pipeline (1.57%)
El Paso Natural Gas Co. LLC
7.500% 11/15/2026	1,000,000	1,066,716
Energy Transfer LP
5.250% 04/15/2029	1,188,000	1,192,630
Enterprise Products Operating LLC
3.125% 07/31/2029	1,231,000	1,133,997
MPLX LP
2.650% 08/15/2030	1,328,000	1,135,158
ONEOK, Inc.
6.875% 09/30/2028	1,059,000	1,110,620
		5,639,121

Refining & Marketing (0.32%)
Phillips 66
2.150% 12/15/2030	1,353,000	1,129,827

TOTAL ENERGY		9,028,473

FINANCIALS (4.63%)
Banks (1.21%)
Regions Financial Corp.
1.800% 08/12/2028	1,360,000	1,131,607
Truist Financial Corp., Series MTN
3.875% 03/19/2029	1,171,000	1,060,569
US Bancorp, Series DMTN
3.000% 07/30/2029	1,232,000	1,083,956
Wachovia Corp.(b)
7.574% 08/01/2026	992,000	1,058,715
		4,334,847

Commercial Finance (0.32%)
GATX Corp.
4.700% 04/01/2029	1,186,000	1,168,397

Annual Report | April 30, 2023	11

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Principal	Value
	Amount	(Note 2)
FINANCIALS (continued)
Consumer Finance (0.62%)
American Express Co.
3.300% 05/03/2027	$1,172,000	$1,117,197
Capital One Financial Corp.
4.200% 10/29/2025	1,150,000	1,098,601
		2,215,798

Diversified Banks (0.93%)
Bank of America Corp., Series L
4.183% 11/25/2027	1,108,000	1,069,687
Citigroup, Inc.
4.125% 07/25/2028	1,230,000	1,173,965
JPMorgan Chase & Co.
4.125% 12/15/2026	1,097,000	1,078,351
		3,322,003

Financial Services (0.60%)
Morgan Stanley
5.000% 11/24/2025	1,030,000	1,032,259
Northern Trust Corp.
3M US L + 1.131% 05/08/2032 (b)	1,239,000	1,124,595
		2,156,854

Life Insurance (0.32%)
Principal Financial Group, Inc.
3.100% 11/15/2026	1,197,000	1,148,129

Real Estate (0.63%)
Simon Property Group LP
2.450% 09/13/2029	1,291,000	1,127,214
Welltower OP LLC
4.125% 03/15/2029	1,199,000	1,125,249
		2,252,463

TOTAL FINANCIALS		16,598,491

HEALTH CARE (1.56%)
Health Care Facilities & Services (0.31%)
CVS Health Corp.
3.250% 08/15/2029	1,217,000	1,121,706

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Principal	Value
	Amount	(Note 2)
HEALTH CARE (continued)
Managed Care (0.33%)
Elevance Health, Inc.
3.650% 12/01/2027	$1,205,000	$1,170,509

Pharmaceuticals (0.92%)
AbbVie, Inc.
4.250% 11/14/2028	1,131,000	1,122,861
Astrazeneca Finance LLC
1.750% 05/28/2028	1,228,000	1,095,023
Bristol-Myers Squibb Co.
6.800% 11/15/2026	1,000,000	1,082,807
		3,300,691

TOTAL HEALTH CARE		5,592,906

INDUSTRIALS (2.66%)
Aerospace & Defense (0.62%)
General Dynamics Corp.
3.500% 05/15/2025	1,100,000	1,079,830
Raytheon Technologies Corp.
7.500% 09/15/2029	967,000	1,124,443
		2,204,273

Engineering & Construction (0.19%)
Fluor Corp.
4.250% 09/15/2028	747,000	692,596

Railroad (0.63%)
CSX Corp.
3.400% 08/01/2024	1,120,000	1,096,998
Union Pacific Corp.
3.950% 09/10/2028	1,184,000	1,174,061

Transportation & Logistics (0.62%)
FedEx Corp.
2.400% 05/15/2031	1,318,000	1,120,023
United Parcel Service, Inc.
6.200% 01/15/2038	945,000	1,086,933
		2,206,956

Waste & Environment Services & Equipment (0.60%)
Republic Services, Inc.
3.375% 11/15/2027	1,135,000	1,094,471

Annual Report | April 30, 2023	13

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Principal	Value
	Amount	(Note 2)
INDUSTRIALS (continued)
Waste & Environment Services & Equipment (continued)
Waste Management, Inc.
7.000% 07/15/2028	$950,000	$1,066,154
		2,160,625

TOTAL INDUSTRIALS		9,535,509

MATERIALS (0.31%)
Chemicals (0.31%)
Dow Chemical Co.
7.375% 11/01/2029	970,000	1,111,493
DuPont de Nemours, Inc.
4.725% 11/15/2028	14,000	14,154
		1,125,647

TOTAL MATERIALS		1,125,647

TECHNOLOGY (0.30%)
Hardware (0.30%)
Hewlett Packard Enterprise Co.
4.450% 10/02/2023	1,090,000	1,084,590

TOTAL TECHNOLOGY		1,084,590

UTILITIES (7.17%)
Utilities (7.17%)
Ameren Corp.
1.750% 03/15/2028	1,253,000	1,095,216
Appalachian Power Co., Series AA
2.700% 04/01/2031	1,270,000	1,084,031
Arizona Public Service Co.
2.600% 08/15/2029	1,286,000	1,131,858
Black Hills Corp.
3.150% 01/15/2027	1,177,000	1,110,551
CenterPoint Energy, Inc.
4.250% 11/01/2028	1,197,000	1,149,368
CMS Energy Corp.
3.450% 08/15/2027	1,122,000	1,077,066
Commonwealth Edison Co., Series 122
2.950% 08/15/2027	1,200,000	1,133,728
DTE Electric Co.
6.350% 10/15/2032	1,020,000	1,111,313

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The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Principal	Value
	Amount	(Note 2)
UTILITIES (continued)
Utilities (continued)
Duke Energy Corp.
3.400% 06/15/2029	$1,269,000	$1,181,620
Eastern Energy Gas Holdings LLC, Series B
3.000% 11/15/2029	936,000	840,551
ITC Holdings Corp.
4.050% 07/01/2023	1,109,000	1,106,109
National Rural Utilities Cooperative Finance Corp.
3.400% 02/07/2028	1,160,000	1,110,517
NextEra Energy Capital Holdings, Inc.
3.500% 04/01/2029	1,204,000	1,132,328
NiSource, Inc.
2.950% 09/01/2029	1,322,000	1,192,781
Oncor Electric Delivery Co. LLC
3.700% 11/15/2028	1,174,000	1,148,809
PacifiCorp
5.250% 06/15/2035	1,095,000	1,140,388
Public Service Electric and Gas Co.
3.200% 05/15/2029	1,249,000	1,170,480
Puget Energy, Inc.
4.100% 06/15/2030	1,267,000	1,188,464
Southern Co., Series 21-B
1.750% 03/15/2028	1,255,000	1,092,790
Tampa Electric Co.
3.875% 07/12/2024	1,120,000	1,102,023
WEC Energy Group, Inc.
4.750% 01/15/2028	1,100,000	1,106,678
Wisconsin Power and Light Co.
3.050% 10/15/2027	1,200,000	1,136,459
Xcel Energy, Inc.
2.600% 12/01/2029	1,275,000	1,132,518
		25,675,646

TOTAL UTILITIES		25,675,646

TOTAL CORPORATE BONDS
(Cost $90,772,969)		$85,362,308

Annual Report | April 30, 2023	15

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS (1.83%)
ENERGY (0.91%)
Exploration & Production (0.30%)
Canadian Natural Resources, Ltd.
3.850% 06/01/2027	$1,116,000	$1,072,420

Pipeline (0.61%)
Enbridge, Inc.
5.700% 03/08/2033	1,070,000	1,111,640
TransCanada PipeLines, Ltd.
7.250% 08/15/2038	940,000	1,091,501
		2,203,141

TOTAL ENERGY		3,275,561

FINANCIALS (0.61% )
Diversified Banks (0.61%)
Bank of Nova Scotia
4.750% 02/02/2026	1,100,000	1,098,142
Royal Bank of Canada, Series GMTN
4.650% 01/27/2026	1,081,000	1,070,448

TOTAL FINANCIALS		2,168,590

MATERIALS (0.31%)
Metals & Mining (0.31%)
BHP Billiton Finance USA, Ltd.
4.750% 02/28/2028	1,100,000	1,118,869

TOTAL MATERIALS		1,118,869

TOTAL FOREIGN CORPORATE BONDS
(Cost $6,858,242)		$6,563,020

GOVERNMENT & AGENCY OBLIGATIONS (2.90%)
U.S. Treasury Bonds
2.500% 08/15/2023	200,000	198,432
2.875% 08/15/2028	2,800,000	2,713,375

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The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2023

	Principal Amount	Value (Note 2)
GOVERNMENT & AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes
0.250% 06/15/2024	$6,500,000	$6,188,203
0.375% 10/31/2023	1,070,000	1,046,118
2.750% 08/31/2023	240,000	238,213

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $10,371,453)		$10,384,341

				Value
	Yield		Shares	(Note 2)
SHORT TERM INVESTMENTS (0.28%)
MONEY MARKET FUND (0.28%)
First American Treasury Obligations Fund, 12/31/2049	4.740	% (c)	985,491	985,491

TOTAL SHORT TERM INVESTMENTS
(Cost $985,491)				$985,491

TOTAL INVESTMENTS (99.82%)
(Cost $309,594,496)				$357,639,553

Other Assets In Excess Of Liabilities (0.18%)				658,074

NET ASSETS (100.00%)				$358,297,627

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. The reference rate is described below. The rate in effect as of April 30, 2023 is based on the reference rate plus the displayed spread as of the securities last reset date.
(c)	Represents the 7-day yield.

Common Abbreviations:

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2023 was 5.30%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2023	17

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities

April 30, 2023

ASSETS
Investments, at value	$357,639,553
Cash	31,839
Receivable for investments sold	1,160,356
Receivable for shares sold	47,500
Dividends and interest receivable	1,046,588
Total assets	359,925,836

LIABILITIES
Payable for investments purchased	1,117,606
Payable for shares redeemed	279,109
Payable to adviser	231,494
Total liabilities	1,628,209
NET ASSETS	$358,297,627

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$311,557,817
Distributable Earnings	46,739,810
NET ASSETS	$358,297,627

INVESTMENTS, AT COST	$309,594,496

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$20.36
Shares of beneficial interest outstanding	17,600,318

See Notes to Financial Statements.

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Operations

For the
Year Ended
April 30, 2023
INVESTMENT INCOME
Dividends	$2,732,972
Foreign taxes withheld	(11,133)
Interest	3,000,349
Other Income	33,000
Total investment income	5,755,188
EXPENSES
Investment advisory fees (Note 6)	2,684,534
Total expenses	2,684,534
NET INVESTMENT INCOME	3,070,654

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized loss on investments	(1,397,790)
Net change in unrealized appreciation on investments	4,616,078
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,218,288
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,288,942

See Notes to Financial Statements.

Annual Report | April 30, 2023	19

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2023	April 30, 2022
OPERATIONS
Net investment income	$3,070,654	$1,128,119
Net realized gain/(loss)	(1,397,790)	18,922,462
Net change in unrealized appreciation/(depreciation)	4,616,078	(64,699,237)
Net increase/(decrease) in net assets resulting from operations	6,288,942	(44,648,656)

DISTRIBUTIONS (Note 3)
From distributable earnings	(8,142,755)	(36,801,592)
Net decrease in net assets from distributions	(8,142,755)	(36,801,592)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	29,649,276	60,892,430
Issued to shareholders in reinvestment of distributions	8,078,561	36,008,172
Cost of shares redeemed	(22,079,671)	(16,396,837)
Net increase from capital share transactions	15,648,166	80,503,765
Net increase/(decrease) in net assets	13,794,353	(946,483)

NET ASSETS
Beginning of period	344,503,274	345,449,757
End of period	$358,297,627	$344,503,274

OTHER INFORMATION
Share Transactions
Issued	1,494,874	2,611,650
Issued to shareholders in reinvestment of distributions	412,883	1,547,140
Redeemed	(1,100,819)	(681,946)
Net increase in share transactions	806,938	3,476,844

See Notes to Financial Statements.

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Intentionally Left Blank

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

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Financial Highlights

For a share outstanding during the years presented

For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended
April 30, 2023	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019
$20.51	$25.94	$19.42	$21.15	$19.12

0.18	0.08	0.09	0.18	0.16
0.14	(2.84)	8.83	(1.14)	2.55
0.32	(2.76)	8.92	(0.96)	2.71

(0.17)	(0.08)	(0.10)	(0.17)	(0.12)
(0.30)	(2.59)	(2.30)	(0.60)	(0.56)
(0.47)	(2.67)	(2.40)	(0.77)	(0.68)

(0.15)	(5.43)	6.52	(1.73)	2.03
$20.36	$20.51	$25.94	$19.42	$21.15

1.67%	(11.86%)	47.00%	(4.79%)	14.74%

$358,298	$344,503	$345,450	$226,591	$240,172

0.78%	0.78%	0.78%	0.78%	0.78%
0.89%	0.32%	0.39%	0.86%	0.80%

26%	21%	31%	29%	22%

Annual Report | April 30, 2023	23

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2023

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded Foreign Government Debt securities and Foreign Corporate Bonds are typically traded internationally in the over-the-counter market and are

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2023

valued at the mean between the bid and asked prices as of the close of business of that market. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees of the Trust (the “Board” or the “Trustees”).

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed ALPS Advisors, Inc. ("AAI", or, the “Adviser”) to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Annual Report | April 30, 2023	25

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2023

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2023:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$254,344,393	$–	$–	$254,344,393
Corporate Bonds(a)	–	85,362,308	–	85,362,308
Foreign Corporate Bonds(a)	–	6,563,020	–	6,563,020
Government & Agency Obligations	–	10,384,341	–	10,384,341
Short Term Investments	985,491	–	–	985,491
TOTAL	$255,329,884	$102,309,669	$–	$357,639,553

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

For the year ended April 30, 2023, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the year ended April 30, 2023.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2023

statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

Additionally, certain Funds may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a fullscale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian Oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’ economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and therefore are expected to result in adverse consequences to the Russian economy and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Funds and their portfolio companies and operations, and the ability of the Funds to achieve their investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Funds or the business of the the Funds' investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Funds and the companies in which the Funds invest rely.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Annual Report | April 30, 2023	27

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2023

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of April 30, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation
(excess of value over tax cost)	$80,244,136
Gross depreciation
(excess of tax cost over value)	(32,199,080)
Net unrealized appreciation	$48,045,056
Cost of investments for income tax purposes	$309,594,496

Components of Earnings: As of April 30, 2023, components of distributable earnings were as follows:

Undistributed ordinary income	$195,405
Accumulated Capital losses	(1,454,538)
Net unrealized appreciation on investments	48,045,056
Other cumulative effect of timing differences	(46,113)
Total	$46,739,810

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2023, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$2,946,749	$5,196,006

The tax character of distributions paid during the year ended April 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$2,946,749	$5,196,006

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2023

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next year without expiration. As of April 30, 2023, the Fund elects to carry forward $84,169 in short-term capital losses to the next tax year. The fund elects to defer to the period ending April 30, 2024, capital losses recognized during the period 11/1/22 – 4/30/23 in the amount of $1,370,369.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and U.S. Government Obligations) during the year ended April 30, 2023, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$77,207,648	$53,706,359

Investment transactions in U.S. Government Obligations during the year ended April 30, 2023 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$12,985,346	$32,302,323

The cost of purchases in kind, proceeds from sales in kind along with their realized gain/(loss) included in above transactions during the year ended April 30, 2023 were as follows:

Fund	Purchases	Proceeds	Net Realized Gain/(Loss)
Disciplined Growth Investors Fund	$7,683,258	$–	$–

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund

Annual Report | April 30, 2023	29

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2023

pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $23,712 for the year ended April 30, 2023.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2023

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2023	31

Report of Independent Registered
The Disciplined Growth Investors Fund	Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Disciplined Growth Investors Fund (the “Fund”), one of the funds constituting the Financial Investors Trust, including the portfolio of investments, as of April 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The Disciplined Growth Investors Fund of Financial Investors Trust as of April 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2023

We have served as the auditor of one or more investment companies advised by Disciplined Growth Investors, Inc. since 2012.

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Additional Information

April 30, 2023 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-PORT reports are also available upon request by calling toll-free (855) 344-3863.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2022:

Dividend Received Deduction	93.56%
Qualified Dividend Income	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Disciplined Growth Investors Fund designated $5,196,006 as long-term capital gain dividends.

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2022 via Form 1099. The Fund will notify shareholders in early 2024 of amounts paid to them by the Fund, if any, during the calendar year 2023.

Annual Report | April 30, 2023	33

Disclosure Regarding Approval of
The Disciplined Growth Investors Fund	Fund Advisory Agreements

April 30, 2023 (Unaudited)

On December 14, 2021, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Disciplined Growth Investors, Inc. (“DGI”) and the Trust, with respect to The Disciplined Growth Investors Fund (the “DGI Fund”), dated February 12, 2018 (the “DGI Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the DGI Investment Advisory Agreement with DGI, the Trustees, including the Independent Trustees, considered the following factors with respect to the DGI Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the DGI Fund, to DGI, of 0.78% , in light of the extent and quality of the advisory services provided by DGI to the DGI Fund.

The Board received and considered information including a comparison of the DGI Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of the DGI Fund was higher than the Data Provider peer group median at least in part attributable to the unitary fee arrangement with DGI.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of the DGI Fund was lower than the Data Provider peer group median, and that because of the unitary fee, the comparison with the peer group at the level of the total net expense ratio yielded more useful comparative data than the level of the investment advisory rate.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the DGI Fund under the DGI Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by DGI in its presentation, including its Form ADV.

The Trustees reviewed and considered DGI’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by DGI. The Trustees also reviewed the research and decision-making processes utilized by DGI, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the DGI Fund.

The Trustees considered the background and experience of DGI’s management in connection with the DGI Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, DGI’s Code of Ethics.

Performance: The Trustees reviewed performance information of the DGI Fund for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods ended September 30, 2021. That review included a comparison of the DGI Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the DGI Fund outperformed its peer

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Disclosure Regarding Approval of
The Disciplined Growth Investors Fund	Fund Advisory Agreements

April 30, 2023 (Unaudited)

group for the 1-year, 3-year, 5-year, 10-year, and since inception periods, and had median performance among its peer group for the 3-month period.

The Trustees also considered DGI’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by DGI regarding fees charged to its other clients utilizing a strategy similar to that employed by the DGI Fund.

Profitability: The Trustees received and considered a profitability analysis prepared by DGI based on the fees payable under the DGI Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the DGI Fund would be passed along to shareholders.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by DGI from its relationship with the DGI Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the DGI Fund was higher than the Data Provider peer group median at least in part attributable to the unitary fee arrangement with DGI;
●	the total net expense ratio of the DGI Fund was lower than the Data Provider peer group median, and that because of the unitary fee, the comparison with the peer group at the level of the total net expense ratio yielded more useful comparative data than the level of the investment advisory fee rate;
●	the nature, extent, and quality of services rendered by DGI under the DGI Investment Advisory Agreement were adequate;
●	for the period ended September 30, 2021, the DGI Fund outperformed its Data Provider peer group for the 1-year, 3-year, 5-year, 10-year, and since inception periods, and had median performance among its peer group for the 3-month period;
●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to DGI’s other clients employing a comparable strategy to the DGI Fund were not indicative of any unreasonableness with respect to the advisory fee payable to DGI by the DGI Fund;
●	the profit, if any, realized by DGI in connection with the operation of the DGI Fund is not unreasonable; and
●	there were no material economies of scale or other incidental benefits accruing to DGI in connection with its relationship with the DGI Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that DGI’s compensation for investment advisory services is consistent with the best interests of the DGI Fund and its shareholders.

Annual Report | April 30, 2023	35

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2023 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	59	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

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The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

Annual Report | April 30, 2023	37

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services ,Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020)and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

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The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2023 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Mr. Foss was appointed President of the Trust by unanimous written consent of the Board of Trustees on August 19, 2022.	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015- 2017) and Deputy Chief Compliance Officer at ALPS (2012- 2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds, Reaves Utility Fund and Reality Shares ETF Trust.
Michael P. Lawlor, 1969	Secretary	Mr. Lawlor was appointed Secretary of the Trust at the December 13, 2022 meeting of the Board of Trustees.	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.
*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | April 30, 2023	39

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

40	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Annual Report | April 30, 2023	41

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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Page Intentionally Left Blank

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

ANNUAL REPORT

April 30, 2023

EMERALD GROWTH FUND

Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

EMERALD INSIGHTS FUND

Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

EMERALD FINANCE & BANKING INNOVATION FUND

Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

Manager Commentary
Emerald Growth Fund	1
Emerald Insights Fund	6
Emerald Finance & Banking Innovation Fund	10
Disclosure of Fund Expenses	17
Schedule of Investments
Emerald Growth Fund	19
Emerald Insights Fund	21
Emerald Finance & Banking Innovation Fund	23
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets
Emerald Growth Fund	27
Emerald Insights Fund	29
Emerald Finance & Banking Innovation Fund	31
Financial Highlights
Emerald Growth Fund	33
Emerald Insights Fund	37
Emerald Finance & Banking Innovation Fund	41
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	53
Additional Information	54
Disclosure Regarding Approval of Fund Advisory Agreement	55
Trustees and Officers	57
Privacy Policy	60

Emerald Growth Fund	Manager Commentary

April 30, 2023 (Unaudited)

Dear Shareholders:

Investment Results (as of April 30, 2023)

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the trailing twelve months ended April 30, 2023 declined by (-2.39%), trailing the Russell 2000 Growth Index which advanced by 0.72%.

Equity market returns were broadly muted over the trailing period with the S&P 500, Russell 1000, and Russell 2000 returning 2.66%, 1.82%, and (3.65%), respectively. Although the indices have been largely range bound over the last twelve months, machinations under the surface have been more extreme as the market, in the wake of the COVID reopening, has been navigating the tail effects of a historic rise in money supply, surging inflation, a parabolic move in interest rates, persistent fears of recession and most recently the trifecta of domestic bank failures and forced sale of Credit Suisse to UBS. Although fears of a 2007-2008 Great Financial Crisis redux have faded in recent weeks as bank deposits have stabilized and wholesale borrowing has slowed, the prospect of a further tightening in lending standards, and more constrained credit availability in the wake of the Federal Reserve’s near historic trajectory of interest rate increases and unwavering resolve to blunt inflation, have collectively driven renewed fears of a hard landing in the U.S. economy. Treasury volatility has been historic in proportion with the two-year U.S. Treasury yield moving from 4.28% in early January to a peak of 5.07% on March 8, only to fall to approximately 4.0% in early April, as market expectations for the path and pace of the Federal Funds rate swiftly reset.

These rapid shifts in market sentiment have weighed most heavily on the relative returns of small capitalization stocks. In that regard, after a strong start to 2023 with the Russell 2000 (+7.89%) leading the Russell 1000 (+4.17%) by 373 basis points through the month of February, the path was substantially altered by the banking crisis which pushed the Russell 2000 from a leader to laggard. For the year-to-date period through April 30, 2023, the Russell 1000 has gained 8.79% whereas the Russell 2000 has returned 0.89%. Although small cap returns have taken a backseat to large capitalization stocks, growth as style is demonstrating a noteworthy renaissance, with growth now outperforming value across the capitalization spectrum on both a year-to-date and fiscal year. Within the Russell 2000, the Russell 2000 Growth index has appreciated+4.84% and 0.72% for the year-to-date and fiscal year, substantially outpacing the Russell 2000 Value which has declined by 3.13% and 7.99% over the same period respectively. While the durability of this style shift is uncertain, we believe the inflection is encouraging given the dominance of the value factor over the last three years, as demonstrated by the substantial outperformance of the Russell 2000 Value (+15.44%) versus the Russell 2000 Growth (+7.82%) over a trailing 3-year as of April 30, 2023.

Investment Analysis (as of April 30, 2023)

The Emerald Growth Fund investment portfolio underperformed the Russell 2000 Growth Index for trailing twelve-month period ended April 30, 2023, as both stock selection and interaction effect (The interaction effect is essentially the cumulative effect created by asset allocation, security selection, and other investment decisions made by the portfolio manager.) weighed on relative performance. At the sector level, stock selection driven underperformance within the industrials, consumer discretionary, consumer staples and financial sectors proved insurmountable despite relative outperformance within the healthcare, real estate, and technology sectors.

The industrials sector was the largest detractor to return as stock selection within the professional business services, defense, commercial vehicle-equipment, and electronic equipment proved challenging to relative performance. Relative underperformance within the consumer discretionary, consumer staples, and financial sectors also detracted from return. At the industry level the stock selection related challenges were most acute within the recreational services, specialty retailers, food products, and banking and property and casualty industries.

Partially offsetting these headwinds was relative outperformance within the healthcare, real estate, and technology sectors. Of these, the healthcare sector was the largest positive contributor to return driven by holdings within the biotechnology, medical equipment, and medical services industries. Outside of healthcare the Fund’s portfolio experienced a positive contribution to return from holdings within the real estate, and technology sectors and more specifically positions held within the computer hardware and semiconductor industry.

As we exited April, the Fund held the largest active exposures in the healthcare, consumer discretionary, consumer staples and financial sectors.

Thoughts on those sectors and other notable areas of exposure are highlighted below.

●	The healthcare sector represents the portfolio’s largest nominal and active exposure at April 30, 2023. At the industry level, the portfolio currently holds the largest nominal and relative overweight positions within the medical equipment, biotechnology, pharmaceuticals, and medical services industries. We continue to be focused on medical device and diagnostic companies that are profitable and not trading on a revenue multiple. For therapeutics, we are focused on the few companies that are profitable and those with what we view as quality assets generating revenue with a view towards profitability. Approximately 60% of the Fund’s therapeutics (biotech + pharma) exposure is in companies that have revenue. The non-revenue generating companies the Fund holds are quite mature relative to our historical holdings.

Annual Report | April 30, 2023	1

Emerald Growth Fund	Manager Commentary

April 30, 2023 (Unaudited)

●	The Fund also held an overweight position within the consumer discretionary sector at period end. The overweight is comprised of a diverse subset of holdings within the specialty retail, recreational services, recreational products, restaurants, casinos and gambling, and auto parts industries among others. The consumer proved to more resilient than the market expected during 2022 and we believe, barring an overreach by the Federal Reserve that results in a significant increase in the unemployment rate, that the consumer will demonstrate a similar resiliency, as inflationary pressures abate, and real wages turn positive. At the same time, we do believe that the rate of change in consumer spending growth will likely decelerate as spending behavior and savings rates normalize and therefore remain focused on select opportunities in those companies offering differentiated products and services that we believe are well positioned to gain market share.

●	The Fund portfolio also exited the period with an overweight position within the consumer staples sector. Emerald remained positive on the fundamental outlook for consumer-packaged goods companies entering 2023. There are several emerging signs that the broad-based cost inflation and supply chain issues that plagued the industry throughout 2022 are abating, which we believe should result in higher profit margins as the year progresses. We continue to focus on companies with what we view as disruptive brands, category leadership positions, strong secular growth opportunities, and improving profit margins that should enable them to navigate an often-turbulent business environment and post industry leading revenue and earnings growth.

●	The Fund ended the period with an overweight position to the financial services sector, which comprised of holdings within the full line insurance, investment services, property and casualty insurance and the bank industries.

Market Outlook (as of April 30, 2023)

Soft landing or recession: the debate continues. Despite the recent stresses in the banking system and the unquantifiable impact on future economic growth from the tightening of lending standards, persistently strong inflation and a more resilient labor market provides the U.S. Federal Reserve the ammunition needed to raise the Federal Funds rate at future Fed meetings

Any official pause in raising rates by the Fed, however, in and of itself will not reconcile the sizeable disconnect that currently exists between the market and the Federal Reserve. In this regard, the market is not only anticipating a pause, but a pivot as the forward Fed Funds Curve has several rate cuts priced into the 2023 under the assumption the pace of inflation slows meaningfully, and the domestic economy skirts a deep recession. At the same time the 2yr/10yr yield curve remains inverted and lending standards are set to tighten further. As a result, we believe the defensive posture of the market assumed in March when the stresses in the bank system emerged is likely to persist in the near-term as the economic narrative evolves. The looming debt ceiling, residual fears of credit contagion and heightened geopolitical tensions only add consternation to this already challenging market backdrop.

As we look forward, while in the near-term the return of a small capitalization outperformance cycle has been muddled by the reverberation of stresses in the banking system, over the long-term we continue to believe that after six consecutive years of relative underperformance for small capitalization stocks that a reversion to the mean is inevitable. Small cap valuations on an absolute basis and relative to both the S&P 500 and Russell 1000 remain at a significant discount to the long-term averages. Further, we believe we are closer to the end of the Federal Reserve tightening cycle, as discussed above, and according to a January 4th report from Furey Research, the Russell 2000, exiting the last six hiking cycles beginning in 1984, has posted positive forward returns on a median basis at 6 months, 12 months and 24 months annualized of +16.4%, +21.0% and +12.1%, respectively. In addition, high and decelerating inflation has historically provided a strong backdrop for small capitalization outperformance, as has small capitalization performance exiting a bear market and recessions. Lastly, after the six consecutive years, the longest losing streak for the Russell 2000 on record according to an April 4, 2023 report from Steve DeSanctis of Jefferies, small capitalization representation of the overall equity market has receded to less than 4%, meaningfully below its historical average of 7%. The last time small capitalization stocks had retreated to this level of the equity market was briefly in 2020 and prior to that, the 1930’s. For all these reasons, Emerald remains optimistic that the small capitalization market leadership that began in earnest in January of 2023 is poised to resume as the market gains greater clarity on the forward path for economic growth.

Emerald, as always, remains vigilant and focused on utilizing our fundamental bottom-up research process to seek to identify the most attractive growth opportunities within the small capitalization universe.

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2023 (Unaudited)

Top Contributors	Top Detractors
Super Micro Computer, Inc.	Rapid7 Inc.
Reata Pharmaceuticals Inc.	Varonis Systems Inc.
TransMedics Group, Inc.	SeaWorld Entertainment Inc.
Biohaven Pharmaceutical Holding	Avient Corporation
Imago BioSciences Inc.	Pacira Biosciences Inc.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Emerald's Dynamic Barbell approach utilizes Emerald's in-house research team to monitor and dynamically adjust factors such as sizes of companies, sectors and industries and portfolio weightings. Like a barbell, the approach balances offsetting factors such as large/small companies; cyclical/secular trends and companies with more international/domestic exposure.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2023	3

Emerald Growth Fund	Manager Commentary

April 30, 2023 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Churchill Downs, Inc.	2.38%
Lantheus Holdings, Inc.	2.19%
Super Micro Computer, Inc.	1.93%
Carpenter Technology Corp.	1.81%
Simply Good Foods Co.	1.80%
Freshpet, Inc.	1.72%
TransMedics Group, Inc.	1.67%
Planet Fitness, Inc.	1.66%
Treace Medical Concepts, Inc.	1.64%
Shift4 Payments, Inc.	1.62%
Top Ten Holdings	18.42%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Health Care	32.08%
Industrials	16.62%
Consumer Discretionary	14.26%
Technology	13.83%
Energy	7.10%
Financials	6.72%
Consumer Staples	5.48%
Real Estate	1.51%
Utilities	0.21%
Cash, Cash Equivalents, & Other Net Assets	2.19%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the year ended April 30, 2023)

					Since	Expense Ratio
	1 Year*	3 Year	5 Year	10 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	-2.39%	8.60%	5.20%	9.85%	10.35%	1.01%	1.01%
Class A (LOAD)	-7.04%	6.85%	4.18%	9.31%	10.18%	1.01%	1.01%
Russell 2000® Growth Index(3)	0.72%	7.82%	4.00%	8.44%	7.73%
Class C (NAV)	-3.00%	7.89%	4.52%	9.14%	6.00%	1.66%	1.66%
Class C (LOAD)	-3.85%	7.89%	4.52%	9.14%	6.00%	1.66%	1.66%
Russell 2000® Growth Index(3)	0.72%	7.82%	4.00%	8.44%	5.11%
Investor Class	-2.44%	8.54%	5.16%	9.81%	9.15%	1.06%	1.06%
Russell 2000® Growth Index(3)	0.72%	7.82%	4.00%	8.44%	8.00%
Institutional Class	-2.10%	8.93%	5.53%	10.19%	12.12%	0.71%	0.71%
Russell 2000® Growth Index(3)	0.72%	7.82%	4.00%	8.44%	10.96%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Institutional Class: 10/21/2008, Investor Class: 05/01/2011

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.13%, 1.78%, 0.82% and 1.17% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2023, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2023 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended April 30, 2023)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2023	5

Emerald Insights Fund	Manager Commentary

April 30, 2023 (Unaudited)

Dear Shareholders:

Investment Results

The performance of the Emerald Insights Fund Class A Shares (without the sales load) for the year ended April 30, 2023 reflected a return of -3.70%, trailing the Russel 3000 Growth Index benchmark return of +2.25% by 595 basis points. Performance was driven by strength in Healthcare and Consumer Discretionary, offset by weakness in financials, Industrials, and Technology.

Investment Analysis (As of April 30, 2023)

The pressure on growth stocks experienced through October 31, 2022 (the first half of the Fund’s fiscal year) continued through the April 30, 2023 reporting period, with small cap growth stocks being the most impacted and previously resilient mega-caps also seeing declines as investor anxiety regarding a recession mounted. The U.S. Federal Reserve (the “Fed”) unprecedented liquidity draining, inflation fighting actions, as exemplified by the Fed Funds rate rising from 0.1% to 3.2% at the midpoint of the reporting period (5.0% as of April 30, 2023)), drove investors towards defensive and lower price/slower growth equities as the period progressed. Smaller, small cap stocks materially underperformed given extremely poor liquidity detracting from returns. Large cap growth stocks – an area of emphasis given our Dynamic Barbell strategy (the Barbell strategy is where we “balance” offsetting factors such as large/small companies; cyclical/secular trends and companies with more international/domestic exposure) – also underperformed. Healthcare, Industrials, Financials, and Technology all underperformed in the first half of the reporting period, while Energy outperformed. Emerald’s Dynamic Barbell gives us the ability to adjust to shifting circumstances while remaining true to our growth mandate. Accordingly, we adjusted the Fund’s portfolio toward larger capitalization equities, increased exposure to Healthcare and remained underweight Financials, Technology and Materials while selectively increasing exposure to names our research concluded were mispriced based on our view of the market. The second half of the reporting period saw multiple reversals, with Healthcare and Industrials outperforming, Financials and Technology showing improvement, and Energy – the most exposed to global macro concerns – saw a significant reversal.

While we must acknowledge the underperformance for the year ended April 30, 2023, we are encouraged that our Dynamic Barbell strategy is proving effective, as evidenced by the Fund’s three-year track record of outperformance (annualized total return of +15.24% vs. Russell 3000 Growth annual total return of +13.24%).

Outlook (As of April 30, 2023)

We hate macro driven markets! They are especially rough for active, fundamental, research-driven managers like Emerald – at least in the short term. But at the same time, fear driven markets can expose many opportunities to exploit dramatic equity mispricing. We are amid one of those times.

Our Dynamic Barbell framework causes us to balance a myriad of factors when constructing portfolios, as noted above. These can include secular vs. cyclical growth, large vs. small market cap holdings, foreign vs. domestic exposure, faster vs. slower growth, higher vs. lower P/E, yield, beta, and many other factors. This balancing approach takes into consideration macro factors such as recession, inflation, rates, etc., but specific company, industry, and sector factors weigh more heavily in our construction process. Being cognizant of our dynamic barbell pushes us to hold weightings in many of the largest weighted benchmark mega-caps, which benefited the Fund at the end of the reporting period. This approach also had us trim selected names that could be more impacted by macro-economic uncertainty and drove us to adding the Fund’s Healthcare and Consumer Staples exposure. We also added to the Fund’s weighting in companies with strong international exposure given the recent dollar weakness and what we believe to be strong growth opportunities in selected international economies, but our moves tend to be more incremental and gradual.

Our approach has driven us to overweight cyclical holdings for the better part of three years, as many cyclicals, because of recession fears are trading at valuations closer to Great Financial Crisis levels, while many secular growers trade at high multiples of sales. The same can be said of the Fund’s underweight to bond proxies, which also trade at elevated price/sales multiples, despite limited growth.

It is our view that we clearly have a small and mid-cap bias vs. our large cap tilted benchmark. We have modestly added to mid and large-caps given those equities’ perceived stability vs. small caps, but the Fund still has a substantial small cap bias given our positive thoughts on valuation, lower inflation, long-term underperformance, and the prospects of some reversion to the mean.

While our process is clearly not macro-factor based, we do consider macro factors in weighting names and for modest portfolio modifications. That said, based on our observations, we are clearly in, or soon to be in, a recession. So, as a manager who believes that earnings growth drives stock prices, we must consider the impact of a recession on the earnings trajectory of the Fund’s portfolio companies. Let’s be clear, most companies will have their earnings impacted during a recession, especially companies that exhibit greater growth. Margins will also take a hit. These downward revisions, historically followed by easier 2H calendar 2023 comparisons give us some confidence, that unless the landing is hard, much of the pain from an analyst revision and valuation perspective, especially for small caps, has already been largely discounted by the market.

At Emerald, we have Five P’s that define what we call the Emerald Advantage. People, Philosophy, Process, and Persistence all contribute to generating Performance. We can think of no more important “P” at turbulent, uncertain times like these than Persistence. Persistence is defined as: “firm or obstinate continuance in a course of action despite difficultly or opposition.” It is the tenacity and unwavering commitment to

6	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2023 (Unaudited)

fundamental, bottom-up research that has defined our firm and our investment process and philosophy for over 30 years. That determination and resolve doesn’t change in the face of short-term market machinations, fads, or prognostications. Market turmoil has always ultimately been good for Emerald and our clients - we don’t think this time will be any different.

Top Contributors	Top Detractors
NVIDIA Corporation	Silvergate Capital Corp. Class A
Microsoft Corporation	Petco Health & Wellness Company, Inc. Class A
Reata Pharmaceuticals, Inc. Class A	Tesla, Inc.
Churchill Downs Incorporated	Generac Holdings Inc.
United Therapeutics Corporation	CrowdStrike Holdings, Inc. Class A
Dick's Sporting Goods, Inc.	SeaWorld Entertainment, Inc.
TJX Companies Inc	SVB Financial Group
Super Micro Computer, Inc.	Ebix, Inc.
WillScot Mobile Mini Holdings Corp. Class A	Match Group, Inc.
Scotts Miracle-Gro Company Class A	MP Materials Corp Class A

David A. Volpe, CFA	Stephen L. Amsterdam
Deputy Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Annual Report | April 30, 2023	7

Emerald Insights Fund	Manager Commentary

April 30, 2023 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Microsoft Corp.	10.26%
Apple, Inc.	9.02%
NVIDIA Corp.	5.30%
Amazon.com, Inc.	4.54%
Alphabet, Inc.	4.41%
GXO Logistics, Inc.	2.42%
WillScot Mobile Mini Holdings Corp.	2.39%
Visa, Inc.	2.30%
United Therapeutics Corp.	2.11%
TJX Cos., Inc.	1.88%
Top Ten Holdings	44.63%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Technology	40.26%
Consumer Discretionary	20.75%
Health Care	12.37%
Industrials	11.32%
Energy	7.72%
Financials	2.97%
Consumer Staples	1.82%
Communications	0.75%
Cash, Cash Equivalents, & Other Net Assets	2.04%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the year ended April 30, 2023)

				Since	Expense Ratio
	1 Year*	3 Year	5 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	-3.68%	15.24%	12.46%	10.29%	1.93%	1.36%
Class A (LOAD)	-8.29%	13.40%	11.38%	9.68%	1.93%	1.36%
Russell 3000® Growth Index(3)	2.25%	13.24%	13.14%	13.36%
Class C (NAV)	-4.33%	14.46%	11.71%	9.55%	2.58%	2.01%
Class C (LOAD)	-5.28%	14.46%	11.71%	9.55%	2.58%	2.01%
Russell 3000® Growth Index(3)	2.25%	13.24%	13.14%	13.36%
Investor Class	-3.75%	15.20%	12.42%	10.23%	1.99%	1.41%
Russell 3000® Growth Index(3)	2.25%	13.24%	13.14%	13.36%
Institutional Class	-3.40%	15.57%	12.81%	10.61%	1.62%	1.06%
Russell 3000® Growth Index(3)	2.25%	13.24%	13.14%	13.36%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.
(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2023, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

8	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2023 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended April 30, 2023)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2023	9

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2023 (Unaudited)

Dear Shareholders:

Investment Results

The Emerald Bank & Finance Fund Class A shares (without sales load) underperformed the Russell 2000 Index1 for the twelve months ended April 30, 2023, returning -41.40% vs. -3.65% for the Index. During the twelve months ended April 30, 2023, the Russell 2000 Financial Services Index2 returned -11.86%.

Investment Analysis (As of April 30, 2023)

The banking industry's underperformance came during the first four months of 2023 that can be characterized as a volatile and resulted in two bank failures, which were the second and third largest US bank failures, respectively, in U.S. history. The closures sparked concerns about industry liquidity. We would note that while we were investors over the last ten years in both banks that failed, the Fund had previously exited those positions as we were concerned about deposit betas at the banks.

While stock underperformance was widespread in March and April 2023, those with venture capital exposure were more impacted and landed on the worst-performing stocks list.

Over the last six months, some banks with exposure to venture capital and the technology space have seen their customers experience even higher cash burns, resulting in greater liquidity pressures. Simultaneously, banks with digital asset deposits saw a continuation of digital asset related deposit outflows that started in the fourth quarter of 2022 after the FTX bankruptcy.

We believe that the active resistance of regulators to the Blockchain-as-a-Service banking model has, at least in the short run, had the practical effect of eliminating it by enforcement rather than regulation. Regulators were already cautioning financial institutions on the threat of crypto to the safety and soundness of the banking system prior to the recent failures, and that stance only hardened in recent weeks. Now banks are more hesitant to increase their exposure to the space and this has left many of those crypto customers bank-less as they attempt to find new banks willing to take these deposits given renewed regulatory scrutiny of the industry following recent events.

We believe the Fund’s exposure to financial technology and banks providing banking-as-a-service (BaaS) for the fintech and neo bank industries led to the Fund’s underperformance over the last twelve months. Many community banks selling banking-as-a-service to fintechs trade at lower valuations compared to the benchmark index, despite the group showing strong profitability metrics.

BaaS typically refers to chartered banks providing depository, lending or payment services to nonbanks who would not have the authority to provide such services directly to their end customers. In this way, banks offer their specialty in funding, regulatory compliance, and risk management, so that financial technology companies can skip the hassle of building a bank and focus on technology, product development and customer engagement.

We believe that banking-as-a-service provide attractive opportunities at current valuations. We believe that community banks that want to sell banking-as-a-service to financial technology companies may find fewer new opportunities from neobanks (neobanks are fintech firms that offer apps, software, and other technologies to streamline mobile and online banking) but more from another fast-growing corner of fintech known as embedded finance. We believe the neobank marketplace will provide community banks seeking fee income, loan and deposit growth with fewer opportunities as fewer scalable partnership opportunities exist.

Unlike neobanks, embedded finance providers do not resemble a digital version of banks. Instead, such providers blend financial services in nonfinancial experiences such as ride-hailing, pet care or food delivery. Retail point-of-sales services demonstrate how embedded finance applications can work. Typically, consumers do not visit e-commerce websites with the goal of applying for personal loans, but instead encounter financing and payment options designed and provided deliberately in the context of shopping. We continue to believe community banks remain highly interested in the robust profitability metrics of the banking-as-a-service model. According to data compiled by S&P Global Market Intelligence, most of the banks in banking-as-a-service generated a better return on average assets, net interest margin and efficiency ratio in the second quarter compared to industry medians.

We believe there is no shortage of new market opportunities as fintechs reimagine ways to consume financial services in industries such as but not limited to retail, gaming, and healthcare.

Recently, the fast growth of banking-as-a-service has drawn increased regulatory attention, especially on depository products structured upon fintech and bank partnerships.

10	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2023 (Unaudited)

In late April 2022, the Consumer Financial Protection Bureau said it would use its dormant legal authority under the Dodd-Frank Act to supervise nonbank financial companies such as fintechs. In May 2022, the Federal Deposit Insurance Corp. approved a final rule to prohibit misrepresentations about the status of FDIC deposit insurance.

For banks, fintechs' advertising and marketing efforts could pose compliance risks, such as the misuse of the FDIC logo. Banks also need to ensure compliance around anti-money laundering when gathering deposits through fintechs. Additionally, we believe the viability of the fintech partner could be another concern since the failure of the fintech may cause damage if the bank relies on those deposits.

The market has witnessed the concern around the viability of fintech partners play out in the blockchain-as-a-service space. As crypto related companies experienced liquidity tightening in over the last six months, banks that are providing blockchain-as-a-service experienced an industry stress test and a “run” on the associated deposits leading to some of the highest deposit betas for the industry and an increase in the cost of funds as some of the banks had to utilize Federal Home Loan Bank borrowings and sell securities at a loss. As a result, the earnings power of the blockchain-as-a-service banks have decreased significantly over the last six months.

Banks that have outperformed have been those BaaS banks with specialty deposit niches that resulted in little deposit outflows and lower deposit beats as well as banks that benefitted from FDIC assisted bank acquisitions in the first four months of 2023.

While the banking industry is not without future challenges, we believe investors that use this historic moment of trepidation to build positions in fortress-like institutions, focusing on ones that offer what we see as near once-in-a-decade, deep-discount entry points, may be rewarded in the future.

Over the last twelve months the Federal Reserve raised interest rates at a record pace. In fact, 2022 was the swiftest pace of tightening on monetary policy in 40 years. The 175-basis point increase in the fourth quarter of 2022 alone caused depositors to search for higher-yielding alternatives. We believe that movement perpetuated deposit outflows and caused concerns over bank liquidity during the last six months. We believe banks face further deposit outflows and stiffer competition after the bank failures, Silicon Valley Bank and Signature Bank in March, even as an end to Federal Reserve interest rate hikes comes into view.

During the fourth quarter of 2022, the median cost of deposits — which is the annualized quarterly interest expense on deposits as a percentage of total average deposits — at US community banks under $10 billion in assets was 0.54%, more than double the median of 0.25% reported in the final quarter of 2021. This equated to an 8% deposit beta, which is the change in the cost of deposits as a percentage of the change in the average effective federal funds rate, as the federal funds rate jumped from an average of 0.08% in the fourth quarter of 2021 to an average of 3.65% in the fourth quarter of 2022.

According to S&P Global, deposits across US banks fell sequentially by 2.4%, or $421.40 billion, in the first quarter. Banks' cost of funds increased forty-four basis points to 1.56%, less than the increase of fifty-two basis points in the 2022 fourth quarter, as the pace of Fed hikes slowed.

We believe the concern for bank investors will now shift to net interest margin (NIM) compression as deposit betas outpace loan betas a process that is expected to compress net interest margins and bank earnings. NIM compression will continue to be exacerbated as the mix of deposits continues to shift from non-interest bearing to interest bearing deposits as banks increased time deposits as an attempt to mitigate the flow of deposits leaving banks.

The 2.4% sequential drop in industrywide deposits in Q1’23 was the biggest since deposits started declining in the 2022 second quarter, according to S&P Global. As to the mix of deposits, in the first quarter, a 7.9%, or $766.46 billion, sequential decline in savings deposits was partially offset by a 24.8%, or $424.42 billion, increase in time deposits.

Banks scrambled in Q1’23 to increase liquidity after sharp deposit outflows led to two of the largest bank failures in history. Banks increased cash reserves for greater flexibility, including the capacity to cover uninsured deposits. In Q1’23, aggregate cash and equivalents increased 9.1% from Dec. 31, 2022, representing the first increase since the third quarter 2021.

We believe the Fed attempted to address the deposit outflow by creating the Bank Term Funding Program (BTFP). The new BTFP program will provide an additional source of liquidity against high-quality securities, "eliminating an institution's need to quickly sell those securities in times of stress." These loans will be up to one year in length to eligible depository institutions pledging U.S. Treasuries, agency debt and MBS, and other qualifying assets as collateral. Importantly, these assets will be valued at par. This means that banks will not need to sell underwater securities at a loss to meet near term funding needs, thus providing near term capital relief to the system and hopefully taking broad industry recapitalization concerns off the table. The rate will be the one-year overnight index swap rate plus 10 bps and fixed, with no fees or prepayment penalties. The Treasury Department would provide $25B as credit protection to the Federal Reserve Banks in connection with the program.

Annual Report | April 30, 2023	11

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2023 (Unaudited)

We believe the BTFP will achieve its goal of assuring banks can meet the needs of all their depositors, which can reduce the pace of deposit outflows. We believe the Fed is effectively going to expand its balance sheet to backstop both depositors and banks, effectively injecting more liquidity into the system and expanding money supply to accomplish its mission. Although the bank term funding program (BTFP) is scheduled to operate within a finite, 12-month window, we view the program as an obvious extension of the quantitative easing and rescue operations that occurred during the great fiscal crisis and the 2020 pandemic. Under the BTFP, the scope of securities protected under the new program has been notably expanded, as the central bank prints more money to allow the marking of discounted collateral to par.

Market Outlook (As of April 30, 2023)

Beginning in the second half of 2022, bank management teams began slowing loan growth as NIMs contracted and concerns about a deterioration in commercial real estate credit quality became another concern for bank management teams. According to S&P Global, banks reported lower total loans and leases for the first time in two years. Median loan growth for banks below $10 billion in assets continued to slow in the calendar first quarter. During the period, the sequential loan growth rate fell to 1.3%, from 3.0% in the previous quarter and 3.4% in the third quarter of 2022, for total gross loans and leases at US community banks, according to S&P Global Market Intelligence data. Growth slowed across all segment types.

Given our expectations for continued increases in deposit betas in the first half of 2023, we believe that net interest margins will peak in the first quarter of 2023 and will be slightly down in the second quarter of 2023 and flat for the remainder of the year.

However, we would like to emphasize that we do expect net interest income (NII) to continue to grow in 2023 as we believe loan growth will continue in the mid-single digit range for community banks. As community and regional bank deposits “remix” toward higher cost time deposits, we believe banks will “pull-back” on lending. In fact, we believe banks had already reported a sharp tightening in underwriting standards before the failures. We believe the loan growth outlook has deteriorated because of factors like higher funding costs and credit and liquidity concerns, with banks demanding more collateral and higher loan spreads. Entering 2023, we expected eight to ten percent loan growth for the year for community banks. Our expectation is now for loan growth of six to eight percent at community banks.

The views on whether the Fed will be able to achieve a “soft landing” for the economy as it works to reduce inflation vary, but few argue that the currently benign credit quality environment can continue without any “hiccup” as borrowers and the economy digest elevated inflation and significantly higher interest rates. Historically, an inverted yield curve lasting for several quarters as we have witnessed has resulted in a recession. We believe the question is not whether there will be a recession but when and to what severity. We believe that further rate hikes and a continued inverted yield curve will cause credit quality to deteriorate modestly in the second half of 2023 and into 2024. However, even with the possibility of an increase in net charge offs in the second half of 2023 and the first half of 2024, we do not believe losses and/or increased reserves required to fund them will be a meaningful headwind for earnings. To date, we have not seen widespread credit quality deterioration in the banking sector.

We believe additional pressure on earnings for the bank sector could come in the form of additional regulatory expenses. We believe that following the recent bank failures, deposit guarantees for bridge banks and new liquidity programs from the Fed, it is likely that additional regulations will be placed on the banks. Recent market concerns regarding liquidity and deposits will change balance sheet characteristics going forward, with community and regional banks holding more liquidity. We believe this will lower returns but also improve the safety of the institutions. Additionally, we believe management teams at banks will be more vigilant about balance sheet mismatches owing to growth in longer duration assets. We believe this will meaningfully weigh on longer-term earnings power as we believe banks will lower their demand for mortgage-backed securities. Finally, we believe that the potential for the regulators to add accumulated other comprehensive income (AOCI) as a requirement for regional and community banks into their capital ratios would have a meaningful impact on banks’ capital ratios. However, we do not believe regulators will push this requirement down to the community bank level, but it will certainly be a possibility for super-regional banks.

Given the uncertainty around profitability, credit quality and increased regulation, we believe merger and acquisition activity will remain muted in 2023. US bank M&A activity plummeted in 2022 as economic uncertainty and rising interest rates dampened deal appetite. We believe that recent events such as bank failures and liquidity concerns will drive activity even lower in the coming months. But other factors resulting from the turmoil, including potential increased regulation, will lead to a surge of M&A in the second half of 2024 and 2025. However, for now, the slow pace of bank M&A will continue as banks weather the storm.

While we believe the M&A tailwind will be more of a lite breeze over the next twelve to eighteen months, we do believe the bank sector is attractively priced. We believe that fundamental research and the Emerald 10 Step Research Process are exactly the tools that will aid us in successfully navigating this turbulent market environment.

12	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2023 (Unaudited)

Top Contributors	Top Detractors
Bancorp Inc	Silvergate Capital Corp. Class A
Cowen Inc Class A	Power REIT
Kinsale Capital Group, Inc.	Metropolitan Bank Holding Corp.
Trisura Group Ltd.	FinWise Bancorp
Axos Financial, Inc.	Signature Bank
Shift4 Payments, Inc. Class A	Grayscale Bitcoin Trust
Blackstone Secured Lending Fund	Core Scientific, Inc.
First Citizens BancShares, Inc. Class A	LendingClub Corp
New York Community Bancorp, Inc.	Customers Bancorp, Inc.
Skyward Specialty Insurance Group, Inc.	Triumph Financial, Inc.

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Finance & Banking Innovation Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2019.

The Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2023	13

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2023 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Finwise Bancorp	4.76%
Community Heritage Financial, Inc.	3.21%
Kinsale Capital Group, Inc.	2.40%
Mechanics Bank/Walnut Creek CA	1.93%
Northeast Bancorp	1.88%
Bancorp, Inc.	1.69%
Metropolitan Bank Holding Corp.	1.61%
Coastal Financial Corp.	1.52%
CNB Financial Corp.	1.52%
Blackstone Secured Lending Fund	1.34%
Top Ten Holdings	21.86%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Banks	47.40%
Investment Companies	18.11%
Banks: Diversified	9.01%
Mortgage REITs: Residential	6.55%
Mortgage REITs: Diversified	2.73%
Property And Casualty Insurance	2.40%
Consumer Lending	2.40%
Open End And Misc Investment Vehicles	2.17%
Private Equity	1.48%
REITS	1.45%
Banks Regional	1.11%
Software	1.08%
Infrastructure REITs	0.68%
Insurance	0.54%
Commercial Banks	0.49%
Mortgage REITs: Commercial	0.43%
Transaction Processing Services	0.01%
Investment Services	0.00%
Cash, Cash Equivalents, & Other Net Assets	1.96%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the year ended April, 30 2023)

					Since	Expense Ratio
	1 Year*	3 Year	5 Year	10 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	-41.40%	-2.87%	-10.54%	3.04%	5.53%	1.59%	1.59%
Class A (LOAD)	-44.18%	-4.43%	-11.40%	2.54%	5.33%	1.59%	1.59%
Russell 2000® Index(3)	-3.65%	11.90%	4.15%	7.88%	7.57%
Russell 2000® Financial Services Index(4)	-11.86%	10.07%	1.00%	6.29%	7.26%
Class C (NAV)	-41.77%	-3.53%	-11.13%	2.37%	4.96%	2.24%	2.24%
Class C (LOAD)	-42.37%	-3.53%	-11.13%	2.37%	4.96%	2.24%	2.24%
Russell 2000® Index(3)	-3.65%	11.90%	4.15%	7.88%	6.95%
Russell 2000® Financial Services Index(4)	-11.86%	10.07%	1.00%	6.29%	7.79%
Investor Class	-41.43%	-2.91%	-10.57%	3.03%	4.34%	1.63%	1.63%
Russell 2000® Index(3)	-3.65%	11.90%	4.15%	7.88%	9.02%
Russell 2000® Financial Services Index(4)	-11.86%	10.07%	1.00%	6.29%	7.84%
Institutional Class	-41.21%	-2.55%	-10.23%	3.38%	4.71%	1.28%	1.28%
Russell 2000® Index(3)	-3.65%	11.90%	4.15%	7.88%	8.41%
Russell 2000® Financial Services Index(4)	-11.86%	10.07%	1.00%	6.29%	7.63%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Institutional Class: 03/19/2012, Investor Class: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.82%, 2.46%, 1.48% and 1.86% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses

14	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2023 (Unaudited)

were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2023, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

(4)	The Russell 2000® Financial Services Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000® Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2023	15

Emerald Finance & Banking Innovation Fund	Manager Commentary

April 30, 2023 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended April 30, 2023)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

16	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2022 to April 30, 2023.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/22	Ending Account Value 04/30/23	Expense Ratio(a)	Expense Paid During Period 11/01/22 - 4/30/23(b)
Emerald Growth Fund
Class A
Actual	$1,000.00	$985.90	1.14%	$5.61
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.14%	$5.71
Class C
Actual	$1,000.00	$982.70	1.78%	$8.75
Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	1.78%	$8.90
Institutional Class
Actual	$1,000.00	$987.40	0.83%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	0.83%	$4.16
Investor Class
Actual	$1,000.00	$985.30	1.17%	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	1.17%	$5.86

Annual Report | April 30, 2023	17

Emerald Funds	Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

	Beginning Account Value 11/01/22	Ending Account Value 04/30/23	Expense Ratio(a)	Expense Paid During Period 11/01/22 - 4/30/23(b)
Emerald Insights Fund
Class A
Actual	$1,000.00	$1,098.20	1.35%	$7.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Class C
Actual	$1,000.00	$1,093.90	2.00%	$10.38
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Institutional Class
Actual	$1,000.00	$1,100.20	1.05%	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26
Investor Class
Actual	$1,000.00	$1,098.20	1.40%	$7.28
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.40%	$7.00

Emerald Finance & Banking Innovation Fund
Class A
Actual	$1,000.00	$783.20	2.02%	$8.93
Hypothetical (5% return before expenses)	$1,000.00	$1,014.78	2.02%	$10.09
Class C
Actual	$1,000.00	$780.30	2.67%	$11.79
Hypothetical (5% return before expenses)	$1,000.00	$1,011.55	2.67%	$13.32
Institutional Class
Actual	$1,000.00	$784.20	1.66%	$7.34
Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	1.66%	$8.30
Investor Class
Actual	$1,000.00	$782.80	2.06%	$9.11
Hypothetical (5% return before expenses)	$1,000.00	$1,014.58	2.06%	$10.29

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

18	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments

April 30, 2023

Shares		Value (Note 2)
COMMON STOCKS: 97.81%
Consumer Discretionary: 14.26%
89,623	Arhaus, Inc.(a)	$718,776
233,934	BJ's Restaurants, Inc.(a)	7,612,212
72,517	Churchill Downs, Inc.	21,213,398
213,194	Chuy's Holdings, Inc.(a)	7,436,207
548,443	Everi Holdings, Inc.(a)	8,336,334
22,702	Five Below, Inc.(a)	4,480,467
156,015	Jack in the Box, Inc.	14,461,030
75,965	Lindblad Expeditions Holdings, Inc.(a)	859,164
320,564	National Vision Holdings, Inc.(a)	6,744,666
493,720	Noodles & Co.(a)	2,438,977
563,459	Petco Health & Wellness Company(a)	5,612,052
178,398	Planet Fitness, Inc., Class A(a)	14,832,010
440,473	PlayAGS, Inc.(a)	2,325,697
365,405	Portillo's, Inc.(a)	7,900,056
86,783	SeaWorld Entertainment, Inc.(a)	4,656,776
378,782	Sun Country Airlines Holdings, Inc.(a)	7,473,369
45,695	Visteon Corp.(a)	6,415,121
91,547	YETI Holdings, Inc.(a)	3,611,529
		127,127,841

Consumer Staples: 5.48%
107,764	Celsius Holdings, Inc.(a)	10,299,005
222,411	Freshpet, Inc.(a)	15,339,687
441,699	Simply Good Foods Co.(a)	16,064,593
275,479	Utz Brands, Inc.	5,209,308
549,239	Zevia PBC, Class A(a)	1,927,829
		48,840,422

Energy: 7.10%
129,803	Ameresco, Inc., Class A(a)	5,399,805
252,583	Cactus, Inc.	10,224,560
353,412	ChampionX Corp.	9,570,397
42,373	Denbury, Inc.(a)	3,956,791
289,376	Excelerate Energy, Inc.	6,221,584
141,075	Matador Resources Co.	6,916,907
349,421	Northern Oil and Gas, Inc.	11,590,294
1,176,312	TETRA Technologies, Inc.(a)	3,352,489
100,504	Valaris, Ltd.(a)	6,030,240
		63,263,067

Financial Services: 6.72%
435,871	BRP Group, Inc., Class A(a)	10,979,591
66,078	CNB Financial Corp.	1,239,623
83,227	Houlihan Lokey, Inc.	7,605,283
153,281	Mid Penn Bancorp, Inc.	3,467,216
203,402	Moelis & Co., Class A	7,704,868
88,395	OceanFirst Financial Corp.	1,414,320
346,638	Pacific Premier Bancorp, Inc.	7,709,229
183,982	Palomar Holdings, Inc.(a)	9,246,935
29,900	Popular, Inc.	1,794,299
235,908	Skyward Specialty Insurance Group, Inc.(a)	5,043,713
Shares		Value (Note 2)
Financial Services (continued)
306,571	Trinity Capital, Inc.	$3,727,904
		59,932,981

Health Care: 32.08%
636,759	ACADIA Pharmaceuticals, Inc.(a)	13,582,069
227,895	AdaptHealth Corp.(a)	2,707,393
299,452	Alkermes PLC(a)	8,549,355
420,874	Amylyx Pharmaceuticals, Inc.(a)	11,952,822
154,057	ANI Pharmaceuticals, Inc.(a)	5,811,030
220,514	AtriCure, Inc.(a)	9,700,411
191,254	Blueprint Medicines Corp.(a)	9,763,517
147,413	Certara, Inc.(a)	3,562,972
354,252	Collegium Pharmaceutical, Inc.(a)	8,243,444
137,391	Cutera, Inc.(a)	3,132,515
212,894	CVRx, Inc.(a)	2,478,086
837,489	DocGo, Inc.(a)	7,118,656
76,211	Haemonetics Corp.(a)	6,379,623
29,297	ICU Medical, Inc.(a)	5,541,235
471,248	Insmed, Inc.(a)	9,189,336
106,649	Intra-Cellular Therapies, Inc.(a)	6,628,235
315,636	IVERIC bio, Inc.(a)	10,381,268
33,220	Karuna Therapeutics, Inc.(a)	6,592,177
228,112	Lantheus Holdings, Inc.(a)	19,492,170
149,948	LivaNova PLC(a)	7,182,509
32,235	Madrigal Pharmaceuticals, Inc.(a)	10,057,320
1,542,744	MannKind Corp.(a)	5,939,564
163,062	Merit Medical Systems, Inc.(a)	13,255,310
733,721	NeoGenomics, Inc.(a)	10,727,001
271,670	Orthofix Medical, Inc.(a)	5,115,546
386,718	Privia Health Group, Inc.(a)	10,685,018
56,364	Prometheus Biosciences, Inc.(a)	10,931,798
135,440	Reata Pharmaceuticals, Inc., Class A(a)	13,389,598
432,520	Replimune Group, Inc.(a)	7,236,060
460,443	Thorne HealthTech, Inc.(a)	2,030,554
188,599	TransMedics Group, Inc.(a)	14,918,181
598,028	Treace Medical Concepts, Inc.(a)	14,645,706
205,306	Ultragenyx Pharmaceutical, Inc.(a)	8,965,713
		285,886,192

Industrials: 16.62%
55,830	AAR Corp.(a)	2,946,707
101,506	AeroVironment, Inc.(a)	10,220,639
45,867	ATI, Inc.(a)	1,771,384
920,099	Babcock & Wilcox Enterprises, Inc.(a)	5,723,016
305,290	Carpenter Technology Corp.	16,100,995
98,197	Chart Industries, Inc.(a)	13,070,021
123,605	Exponent, Inc.	11,377,840
8,144	Fabrinet(a)	773,273
184,756	First Advantage Corp.(a)	2,375,962
69,798	Forward Air Corp.	7,364,387
249,482	FTAI Aviation Ltd(a)	7,097,763
58,095	Herc Holdings, Inc.	5,810,662
190,344	I3 Verticals, Inc.(a)	4,425,498

Annual Report | April 30, 2023	19

Emerald Growth Fund	Schedule of Investments

April 30, 2023

Shares		Value (Note 2)
Industrials (continued)
781,929	Kratos Defense & Security Solutions, Inc.(a)	$10,086,884
119,981	Mercury Systems, Inc.(a)	5,719,494
216,538	Montrose Environmental Group, Inc.(a)	6,595,747
114,601	NV5 Global, Inc.(a)	10,856,153
213,559	Shift4 Payments, Inc.(a)	14,472,893
121,634	TriNet Group, Inc.(a)	11,285,203
		148,074,521

Real Estate: 1.51%
72,834	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,067,029
66,884	Ryman Hospitality Properties, Inc.	5,996,819
88,357	Terreno Realty Corp.	5,441,908
		13,505,756

Technology: 13.83%
51,987	Ambarella, Inc.(a)	3,222,154
71,567	Clear Secure, Inc.	1,731,206
115,969	Cogent Communications Holdings, Inc.	8,006,500
167,918	Coherent, Inc.(a)	5,732,720
299,310	Credo Technology Group Holding, Ltd.(a)	2,427,404
162,512	EverQuote, Inc., Class A(a)	1,132,709
257,979	Harmonic, Inc.(a)	3,634,924
516,142	indie Semiconductor, Inc.(a)	3,907,195
36,435	IPG Photonics Corp.(a)	4,189,296
18,731	Jamf Holding Corp.(a)	354,390
142,477	MACOM Technology Solutions Holdings, Inc.(a)	8,312,108
357,977	Model N, Inc.(a)	11,025,692
109,383	Napco Security Technologies, Inc.(a)	3,390,873
203,099	PDF Solutions, Inc.(a)	7,321,719
94,930	Perficient, Inc.(a)	6,162,856
53,055	Rambus, Inc.(a)	2,352,459
150,274	Rapid7, Inc.(a)	7,304,819
339,786	SkyWater Technology, Inc.(a)	3,071,665
163,511	Super Micro Computer, Inc.(a)	17,238,965
276,418	Tenable Holdings, Inc.(a)	10,224,702
376,958	Varonis Systems, Inc.(a)	8,730,347
479,226	Zuora, Inc., Class A(a)	3,733,171
		123,207,874

Utilities: 0.21%
253,367	Aris Water Solutions, Inc.	1,841,978

	Total Common Stocks
	(Cost $690,070,865)	871,680,632
Shares	Value (Note 2)
Utilities (continued)
SHORT-TERM INVESTMENT: 2.57%
22,864,801	First American Government Obligations Fund 4.739% (12/31/49)	$22,864,801

Total Short-Term Investment
(Cost $22,864,801)	22,864,801

Total Investments: 100.38%
(Cost $712,935,666)	894,545,433

Liabilities In Excess Of Other Assets: (0.38)%	(3,389,151)
Net Assets: 100.00%	$891,156,282

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

20	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments

April 30, 2023

Shares		Value (Note 2)
COMMON STOCKS: 97.96%
Communications: 0.75%
3,489	Uber Technologies, Inc.(a)	$108,333

Consumer Discretionary: 20.75%
6,234	Amazon.com, Inc.(a)	657,375
50	AutoZone, Inc.(a)	133,166
927	Churchill Downs, Inc.	271,175
10,809	Cinemark Holdings, Inc.(a)	182,456
284	Costco Wholesale Corp.	142,915
1,554	Dick's Sporting Goods, Inc.	225,346
9,432	Everi Holdings, Inc.(a)	143,366
232	Home Depot, Inc.	69,725
731	Hyatt Hotels Corp., Class A(a)	83,553
271	Lululemon Athletica, Inc.(a)	102,961
14,711	Petco Health & Wellness Company(a)	146,522
15,651	PlayAGS, Inc.(a)	82,637
1,793	SeaWorld Entertainment, Inc.(a)	96,212
5,854	Sun Country Airlines Holdings, Inc.(a)	115,500
1,129	Take-Two Interactive Software, Inc.(a)	140,323
833	Tesla, Inc.(a)	136,870
3,446	TJX Cos., Inc.	271,614
		3,001,716

Consumer Staples: 1.82%
315	Constellation Brands, Inc., Class A	72,283
1,411	Freshpet, Inc.(a)	97,317
2,592	Simply Good Foods Co.(a)	94,271
		263,871

Energy: 7.72%
1,874	Baker Hughes Co.	54,796
2,884	Cactus, Inc.	116,744
4,502	ChampionX Corp.	121,914
849	Cheniere Energy, Inc.	129,897
630	Enphase Energy, Inc.(a)	103,446
1,118	EQT Corp.	38,951
6,596	Excelerate Energy, Inc.	141,814
4,605	Northern Oil and Gas, Inc.	152,748
90,273	TETRA Technologies, Inc.(a)	257,278
		1,117,588

Financial Services: 2.97%
3,149	Charles Schwab Corp.	164,504
1,043	Euronet Worldwide, Inc.(a)	115,502
64	First Citizens BancShares, Inc., Class A	64,459
1,690	Palomar Holdings, Inc.(a)	84,939
		429,404

Health Care: 12.37%
1,557	Abbott Laboratories	172,002
8,911	ACADIA Pharmaceuticals, Inc.(a)	190,072
3,621	Amylyx Pharmaceuticals, Inc.(a)	102,837
852	BioMarin Pharmaceutical, Inc.(a)	81,826
Shares		Value (Note 2)
Health Care (continued)
11,582	DocGo, Inc.(a)	$98,447
4,846	Insmed, Inc.(a)	94,497
906	Integer Holdings Corp.(a)	74,609
1,662	Lantheus Holdings, Inc.(a)	142,018
2,201	LivaNova PLC(a)	105,428
1,522	Merit Medical Systems, Inc.(a)	123,723
814	Reata Pharmaceuticals, Inc., Class A(a)	80,472
90	Regeneron Pharmaceuticals, Inc.(a)	72,161
1,326	United Therapeutics Corp.(a)	305,152
299	UnitedHealth Group, Inc.	147,135
		1,790,379

Industrials: 11.32%
37,131	Babcock & Wilcox Enterprises, Inc.(a)	230,955
6,594	GXO Logistics, Inc.(a)	350,339
11,461	Kratos Defense & Security Solutions, Inc.(a)	147,847
1,599	MasTec, Inc.(a)	142,007
4,056	MP Materials Corp.(a)	87,894
1,430	Visa, Inc., Class A	332,804
7,611	WillScot Mobile Mini Holdings Corp.(a)	345,539
		1,637,385

Technology: 40.26%
5,939	Alphabet, Inc., Class A(a)	637,492
1,651	Alteryx, Inc., Class A(a)	67,906
7,694	Apple, Inc.	1,305,518
905	Cadence Design Systems, Inc.(a)	189,552
3,523	Coherent, Inc.(a)	120,275
1,175	Crowdstrike Holdings, Inc., Class A(a)	141,059
2,850	Darling Ingredients, Inc.(a)	169,775
8,147	Ebix, Inc.	132,470
2,050	Match Group, Inc.(a)	75,645
646	Meta Platforms, Inc., Class A(a)	155,247
4,833	Microsoft Corp.	1,484,988
363	Mongodb Inc(a)	87,105
2,763	NVIDIA Corp.	766,705
846	Palo Alto Networks, Inc.(a)	154,361
4,300	Pure Storage, Inc., Class A(a)	98,169
11,381	SkyWater Technology, Inc.(a)	102,884
656	Super Micro Computer, Inc.(a)	69,162
1,816	Tenable Holdings, Inc.(a)	67,174
		5,825,487

	Total Common Stocks
	(Cost $9,940,880)	14,174,163

Annual Report | April 30, 2023	21

Emerald Insights Fund	Schedule of Investments

April 30, 2023

Shares	Value (Note 2)
Technology (continued)
SHORT-TERM INVESTMENT: 0.17%
First American Government Obligations Fund
23,841	4.739% (12/31/49)	$23,841

Total Short-Term Investment
(Cost $23,841)	23,841

Total Investments: 98.13%
(Cost $9,964,721)	14,198,004

Other Assets In Excess Of Liabilities: 1.87%	270,868
Net Assets: 100.00%	$14,468,872

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

22	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Schedule of Investments

April 30, 2023

Shares		Value (Note 2)
BUSINESS DEVELOPMENT COMPANIES: 2.64%
Financial Services: 2.64%
Investment Companies: 2.64%
38,640	FS KKR Capital Corp.	$726,818
11,447	Golub Capital BDC, Inc.	154,306
59,840	Owl Rock Capital Corp.	776,723
		1,657,847
	Total Business Development Companies
	(Cost $1,739,521)	1,657,847
COMMON STOCKS: 95.39%
Financial Services: 93.63%
Banks: 47.40%
16,437	Axos Financial, Inc.(a)	668,493
45,550	Banc of California, Inc.	516,992
33,233	Bancorp, Inc.(a)	1,060,465
17,690	Bank OZK	631,887
31,080	Byline Bancorp, Inc.	601,398
50,680	CNB Financial Corp.	950,757
26,310	Coastal Financial Corp.(a)	953,738
115,742	Community Heritage Financial, Inc.	2,013,332
24,740	ConnectOne Bancorp, Inc.	390,397
24,970	Customers Bancorp, Inc.(a)	545,345
17,640	Esquire Financial Holdings, Inc.	681,962
4,530	Fifth Third Bancorp	118,686
352,664	Finwise Bancorp(a)	2,980,011
20,920	First Financial Bankshares, Inc.	612,119
18,040	Five Star Bancorp	383,530
56,370	F.N.B. Corp.	647,128
97,998	LINKBANCORP, Inc.	633,067
14,004	Live Oak Bancshares, Inc.	329,934
5,279	M&T Bank Corp.	664,098
53	Mechanics Bank/Walnut Creek CA	1,208,400
31,415	Metropolitan Bank Holding Corp.(a)	1,008,107
22,300	MVB Financial Corp.	406,975
18,534	National Bank Holdings Corp.	589,381
72,363	New York Community Bancorp, Inc.	773,560
32,033	Northeast Bancorp	1,180,416
26,263	Pacific Premier Bancorp, Inc.	584,089
9,469	Pathward Financial, Inc.	421,655
11,920	Pinnacle Financial Partners, Inc.	646,422
11,196	Popular, Inc.	671,872
68,143	Primis Financial Corp.	603,066
10,563	Prosperity Bancshares, Inc.	661,455
27,210	Seacoast Banking Corp. of Florida	603,790
1,820	South State Corp.	125,544
51,960	TFS Financial Corp.	625,598
2,273	Triumph Financial, Inc.(a)	118,105
19,240	Truist Financial Corp.	626,839
28,927	Univest Financial Corp.	582,011
3,382	US Bancorp	115,935
43,600	Valley National Bancorp	408,968
11,022	Washington Federal, Inc.	309,057
Shares		Value (Note 2)
Banks (continued)
19,470	Webster Financial Corp.	$726,231
19,256	Western Alliance Bancorp	714,783
8,880	Wintrust Financial Corp	607,126
		29,702,724

Banks Regional: 1.11%
6,301	Cullen/Frost Bankers, Inc.	694,685

Banks: Diversified: 9.01%
30,260	Cadence Bank	611,857
30,416	Columbia Banking System, Inc.	649,686
3,070	Comerica, Inc.	133,146
16,696	CVB Financial Corp.	249,939
12,617	East West Bancorp, Inc.	652,173
717	First Citizens BancShares, Inc., Class A, Class A	722,148
19,350	First Merchants Corp.	564,633
31,500	Home BancShares, Inc.	685,755
10,275	Huntington Bancshares, Inc.	115,080
8,770	KeyCorp	98,750
8,620	Old National Bancorp	115,594
59,220	PacWest Bancorp	601,083
6,775	Regions Financial Corp.	123,712
10,408	Synovus Financial Corp.	320,566
		5,644,122

Commercial Banks: 0.49%
17,619	First Horizon National Corp.	309,214

Consumer Lending: 2.40%
28,670	Ally Financial, Inc.	756,314
19,537	OneMain Holdings, Inc.	749,635
		1,505,949

Insurance: 0.54%
15,790	Skyward Specialty Insurance Group, Inc.(a)	337,590

Investment Companies: 15.47%
40,010	Ares Capital Corp.	739,385
56,500	Bain Capital Specialty Finance, Inc.	661,615
85,396	Barings BDC, Inc.	650,718
32,530	Blackstone Secured Lending Fund	839,274
40,470	Capital Southwest Corp.	733,721
50,910	Carlyle Secured Lending, Inc.	716,304
49,287	Crescent Capital BDC, Inc.	694,947
7,320	Fidus Investment Corp.	137,250
18,910	Main Street Capital Corp.	766,233
36,405	Oaktree Specialty Lending Corp.	687,326
70,760	PennantPark Floating Rate Capital, Ltd.	767,746
21,340	Prospect Capital Corp.	145,325
60,497	Runway Growth Finance Corp.	710,235
39,840	Sixth Street Specialty Lending, Inc.	728,275

Annual Report | April 30, 2023	23

Emerald Finance & Banking Innovation Fund	Schedule of Investments

April 30, 2023

Shares		Value (Note 2)
Investment Companies (continued)
49,350	SLR Investment Corp.	$715,081
		9,693,435

Mortgage REITs: Commercial: 0.43%
14,950	Ladder Capital Corp., REIT	139,782
9,106	Nexpoint Real Estate Finance, Inc.	126,756
		266,538

Mortgage REITs: Diversified: 2.73%
71,938	AGNC Investment Corp.	712,906
55,435	Ellington Financial, Inc.	707,905
26,920	KKR Real Estate Finance Trust, Inc.	289,121
		1,709,932

Mortgage REITs: Residential: 6.55%
34,257	Annaly Capital Management, Inc.	684,455
54,670	Arbor Realty Trust, Inc.	627,065
57,760	Dynex Capital, Inc.	685,034
56,015	PennyMac Mortgage Investment Trust	696,266
62,315	Ready Capital Corp.	668,640
7,190	Starwood Property Trust, Inc.	128,629
44,330	Two Harbors Investment Corp	617,517
		4,107,606

Open End And Misc Investment Vehicles: 2.17%
56,680	Blue Owl Capital, Inc.	638,217
59,403	Trinity Capital, Inc.	722,340
		1,360,557

Private Equity: 1.48%
55,676	Bridge Investment Group Holdings, Inc., Class A	556,203
28,020	Hercules Capital, Inc.	370,985
		927,188

Property And Casualty Insurance: 2.40%
4,612	Kinsale Capital Group, Inc.	1,506,787

REITS: 1.45%
37,180	Broadmark Realty Capital, Inc.	182,554
88,690	Rithm Capital Corp.	723,710
		906,264

Real Estate: 0.68%
Infrastructure REITs: 0.68%
157,707	Power REIT(a)	422,655

Technology: 1.08%
Software: 1.08%
41,710	Ebix, Inc.	678,204

	Total Common Stocks
	(Cost $69,185,928)	59,773,450

Shares		Value (Note 2)
Software (continued)
WARRANTS: 0.01%
62,749	Paysafe, Ltd., Strike Price $11.50, Expiration Date 12/31/2028	4,261

	Total Warrants
	(Cost $211,219)	4,261

SHORT-TERM INVESTMENT: 1.90%
	First American Government Obligations Fund
1,189,053	4.739% (12/31/49)	1,189,053

	Total Short-Term Investment
	(Cost $1,189,053)	1,189,053

Total Investments: 99.94%
(Cost $72,325,721)		62,624,611

Other Assets In Excess Of Liabilities: 0.06%		38,482
Net Assets: 100.00%		$62,663,093

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities

April 30, 2023

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
ASSETS:
Investments, at value	$894,545,433	$14,198,004	$62,624,611
Cash	104,664	601	5,439
Receivable for investments sold	3,695,931	285,976	615,325
Receivable for shares sold	640,484	200	112,516
Interest and dividends receivable	17,012	825	55,671
Other assets	29,223	33,603	29,717
Total Assets	899,032,747	14,519,209	63,443,279
LIABILITIES:
Payable for investments purchased	6,765,028	–	543,335
Payable for shares redeemed	287,297	–	72,950
Investment advisory fees payable	451,355	5,456	51,819
Payable to fund accounting and administration	46,213	5,573	12,428
Payable for distribution and service fees	213,668	5,260	60,931
Payable for transfer agency fees	23,920	9,225	26,646
Payable for chief compliance officer fee	7,771	136	706
Payable for principal financial officer fee	1,688	58	154
Payable for professional fees	14,141	14,231	10,897
Accrued expenses and other liabilities	65,384	10,398	320
Total Liabilities	7,876,465	50,337	780,186
NET ASSETS	$891,156,282	$14,468,872	$62,663,093
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$683,088,274	$11,929,571	$131,165,618
Total distributable earnings	208,068,008	2,539,301	(68,502,525)
NET ASSETS	$891,156,282	$14,468,872	$62,663,093
INVESTMENTS, AT COST	$712,935,666	$9,964,721	$72,325,721
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$21.00	$13.98	$18.75
Net Assets	$82,009,298	$9,950,095	$19,949,276
Shares of beneficial interest outstanding	3,905,245	711,620	1,064,240
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$22.05	$14.68	$19.68
Class C: (a)
Net Asset Value, offering and redemption price per share	$15.37	$12.82	$15.27
Net Assets	$7,254,825	$37,732	$4,521,345
Shares of beneficial interest outstanding	472,113	2,942	296,041
Institutional Class:
Net Asset Value, offering and redemption price per share	$22.68	$14.49	$19.62
Net Assets	$728,115,134	$3,657,314	$30,063,415
Shares of beneficial interest outstanding	32,104,482	252,448	1,531,935
Investor Class:
Net Asset Value, offering and redemption price per share	$20.81	$13.87	$17.59
Net Assets	$73,777,025	$823,731	$8,129,057
Shares of beneficial interest outstanding	3,544,532	59,406	462,169

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statement

Annual Report | April 30, 2023	25

Emerald Funds	Statements of Operations

For the Year Ended April 30, 2023

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
INVESTMENT INCOME:
Dividends	$4,039,880	$95,534	$1,973,460
Foreign taxes withheld	–	–	(194)
Total Investment Income	4,039,880	95,534	1,973,266

EXPENSES:
Investment advisory fee (Note 6)	5,405,159	133,353	1,005,621
Administration fee	476,614	21,965	109,353
Custodian fee	50,893	18,472	27,174
Professional fees	159,861	25,116	47,014
Transfer agent fee	166,536	38,773	126,714
Delegated transfer agent equivalent services fees
Class A	2,697	50	1,139
Class C	285	–	139
Institutional Class	904	–	2,580
Investor Class	238	–	29
Trustee fees and expenses	49,534	1,520	9,757
Registration/filing fees	50,479	28,435	57,973
Reports to shareholder and printing fees	276,391	2,121	27,302
Distribution and service fees
Class A	332,823	45,513	103,912
Class C	88,912	717	80,487
Institutional Class	314,410	1,615	14,563
Investor Class	290,496	2,702	49,272
Chief compliance officer fee	68,903	1,419	8,198
Principal financial officer fee	14,785	304	1,759
Other	38,000	11,476	56,415
Total expenses before waiver	7,787,920	333,551	1,729,401
Less fees waived/reimbursed by investment advisor (Note 6)	–	(104,709)	–
Total Net Expenses	7,787,920	228,842	1,729,401
NET INVESTMENT INCOME/(LOSS):	(3,748,040)	(133,308)	243,865

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss)	32,622,795	(842,569)	(34,886,718)
Net realized loss on foreign currency transactions	–	–	(21,891)
Net change in foreign currency transactions	–	–	2,248
Net change in unrealized depreciation	(54,339,428)	(290,999)	(23,621,839)
NET REALIZED AND UNREALIZED LOSS	(21,716,633)	(1,133,568)	(58,528,200)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,464,673)	$(1,266,876)	$(58,284,335)

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS:
Net investment loss	$(3,748,040)	$(1,935,386)
Net realized gain	32,622,795	95,344,691
Net change in unrealized depreciation	(54,339,428)	(418,750,378)
Net decrease in net assets resulting from operations	(25,464,673)	(325,341,073)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	(8,293,933)	(23,904,012)
Class C	(989,129)	(3,479,389)
Institutional Class	(51,089,283)	(178,975,365)
Investor Class	(5,970,084)	(15,399,326)
Net decrease in net assets from distributions	(66,342,429)	(221,758,092)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	9,795,173	20,191,882
Issued to shareholders in reinvestment of distributions	7,737,114	22,113,206
Cost of shares redeemed	(41,614,699)	(32,742,489)
Net increase/(decrease) from share transactions	(24,082,412)	9,562,599
Class C
Proceeds from sale of shares	353,979	316,410
Issued to shareholders in reinvestment of distributions	929,042	3,348,849
Cost of shares redeemed	(4,316,317)	(6,820,334)
Net decrease from share transactions	(3,033,296)	(3,155,075)
Institutional Class
Proceeds from sale of shares	219,002,818	195,678,848
Issued to shareholders in reinvestment of distributions	44,782,452	158,489,487
Cost of shares redeemed	(197,494,406)	(556,769,026)
Net increase/(decrease) from share transactions	66,290,864	(202,600,691)
Investor Class
Proceeds from sale of shares	23,244,966	34,586,631
Issued to shareholders in reinvestment of distributions	1,401,007	4,618,024
Cost of shares redeemed	(20,859,900)	(25,770,258)
Net increase from share transactions	3,786,073	13,434,397
Net decrease in net assets	$(48,845,873)	$(729,857,935)
NET ASSETS:
Beginning of year	940,002,155	1,669,860,090
End of year	$891,156,282	$940,002,155

Annual Report | April 30, 2023	27

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	458,697	684,027
Distributions reinvested	346,800	795,438
Redeemed	(1,983,708)	(1,034,418)
Net increase/(decrease) in shares outstanding	(1,178,211)	445,047
Class C
Sold	22,494	13,236
Distributions reinvested	56,683	158,939
Redeemed	(271,404)	(279,539)
Net decrease in shares outstanding	(192,227)	(107,364)
Institutional Class
Sold	9,514,052	5,988,600
Distributions reinvested	1,862,831	5,329,169
Redeemed	(8,714,134)	(17,774,501)
Net increase/(decrease) in shares outstanding	2,662,749	(6,456,732)
Investor Class
Sold	1,090,950	1,194,440
Distributions reinvested	63,337	167,380
Redeemed	(986,276)	(850,121)
Net increase in shares outstanding	168,011	511,699

See Notes to Financial Statements.

28	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS:
Net investment loss	$(133,308)	$(201,454)
Net realized gain/(loss)	(842,569)	1,494,489
Net change in unrealized depreciation	(290,999)	(4,303,855)
Net decrease in net assets resulting from operations	(1,266,876)	(3,010,820)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	(685,859)	(2,504,146)
Class C	(4,516)	(32,544)
Institutional Class	(184,623)	(604,189)
Investor Class	(35,572)	(122,300)
Net decrease in net assets from distributions	(910,570)	(3,263,179)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	1,875,927	2,327,320
Issued to shareholders in reinvestment of distributions	684,529	2,497,342
Cost of shares redeemed	(6,394,550)	(2,196,743)
Net increase/(decrease) from share transactions	(3,834,094)	2,627,919
Class C
Proceeds from sale of shares	–	20,300
Issued to shareholders in reinvestment of distributions	4,152	30,932
Cost of shares redeemed	(133,656)	(50,562)
Net increase/(decrease) from share transactions	(129,504)	670
Institutional Class
Proceeds from sale of shares	457,709	1,740,617
Issued to shareholders in reinvestment of distributions	184,623	604,183
Cost of shares redeemed	(956,803)	(413,500)
Net increase/(decrease) from share transactions	(314,471)	1,931,300
Investor Class
Proceeds from sale of shares	362,065	462,152
Issued to shareholders in reinvestment of distributions	29,579	120,559
Cost of shares redeemed	(198,230)	(297,384)
Net increase from share transactions	193,414	285,327
Net decrease in net assets	$(6,262,101)	$(1,428,783)
NET ASSETS:
Beginning of year	20,730,973	22,159,756
End of year	$14,468,872	$20,730,973

Annual Report | April 30, 2023	29

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	139,478	124,550
Distributions reinvested	46,982	140,695
Redeemed	(498,073)	(115,084)
Net increase/(decrease) in shares outstanding	(311,613)	150,161
Class C
Sold	–	1,041
Distributions reinvested	309	1,875
Redeemed	(10,625)	(2,602)
Net increase/(decrease) in shares outstanding	(10,316)	314
Institutional Class
Sold	32,828	90,128
Distributions reinvested	12,259	33,033
Redeemed	(70,080)	(22,713)
Net increase/(decrease) in shares outstanding	(24,993)	100,448
Investor Class
Sold	26,027	22,270
Distributions reinvested	2,047	6,841
Redeemed	(14,434)	(15,130)
Net increase in shares outstanding	13,640	13,981

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Finance
& Banking Innovation Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS:
Net investment income	$243,865	$4,385,718
Net realized loss	(34,886,718)	(21,209,704)
Net realized gain/(loss) on foreign currency transactions	(21,891)	20,480
Net change in unrealized depreciation	(23,621,839)	(67,610,909)
Net change in foreign currency transactions	2,248	(2,378)
Net decrease in net assets resulting from operations	(58,284,335)	(84,416,793)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From return of capital
Class A	–	(1,176,630)
Class C	–	(368,003)
Institutional Class	–	(2,052,634)
Investor Class	–	(837,189)
Total distributable earnings
Class A	–	(6,656,984)
Class C	–	(2,082,039)
Institutional Class	–	(11,613,121)
Investor Class	–	(4,736,535)
Net decrease in net assets from distributions	–	(29,523,135)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	2,834,208	20,893,694
Issued to shareholders in reinvestment of distributions	–	6,492,436
Cost of shares redeemed	(9,461,963)	(23,635,651)
Net increase/(decrease) from share transactions	(6,627,755)	3,750,479
Class C
Proceeds from sale of shares	237,474	2,898,795
Issued to shareholders in reinvestment of distributions	–	2,208,485
Cost of shares redeemed	(3,703,976)	(6,619,462)
Net decrease from share transactions	(3,466,502)	(1,512,182)
Institutional Class
Proceeds from sale of shares	17,557,423	69,535,231
Issued to shareholders in reinvestment of distributions	–	12,582,299
Cost of shares redeemed	(43,969,428)	(75,313,683)
Net increase/(decrease) from share transactions	(26,412,005)	6,803,847
Investor Class
Proceeds from sale of shares	1,064,123	65,750,525
Issued to shareholders in reinvestment of distributions	–	5,226,660
Cost of shares redeemed	(4,734,921)	(62,093,741)
Net increase/(decrease) from share transactions	(3,670,798)	8,883,444
Net decrease in net assets	$(98,461,395)	$(96,014,340)
NET ASSETS:
Beginning of year	161,124,488	257,138,828
End of year	$62,663,093	$161,124,488

Annual Report | April 30, 2023	31

Emerald Finance
& Banking Innovation Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	121,543	378,407
Distributions reinvested	–	137,931
Redeemed	(415,487)	(492,199)
Net increase/(decrease) in shares outstanding	(293,944)	24,139
Class C
Sold	12,833	64,998
Distributions reinvested	–	57,051
Redeemed	(197,085)	(159,539)
Net decrease in shares outstanding	(184,252)	(37,490)
Institutional Class
Sold	698,082	1,375,123
Distributions reinvested	–	256,573
Redeemed	(1,748,556)	(1,569,146)
Net increase/(decrease) in shares outstanding	(1,050,474)	62,550
Investor Class
Sold	50,419	1,144,497
Distributions reinvested	–	118,278
Redeemed	(217,049)	(1,272,787)
Net decrease in shares outstanding	(166,630)	(10,012)

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$23.23	$36.29	$23.06	$26.00	$25.99
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)	(0.12)	(0.22)	(0.16)	(0.13)
Net realized and unrealized gain/(loss) on investments	(0.33)	(7.38)	16.30	(2.40)	2.61
Total from Investment Operations	(0.45)	(7.50)	16.08	(2.56)	2.48

LESS DISTRIBUTIONS:
From capital gains	(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
Total Distributions	(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.23)	(13.06)	13.23	(2.94)	0.01
NET ASSET VALUE, END OF PERIOD	$21.00	$23.23	$36.29	$23.06	$26.00

TOTAL RETURN(b)	(2.39)%	(23.19)%	70.77%	(10.00)%	11.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$82,009	$118,082	$168,322	$134,755	$188,883
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.55)%	(0.39)%	(0.72)%	(0.64)%	(0.50)%
Operating expenses excluding reimbursement/waiver	1.13%	1.03%	1.01%	1.02%	1.01%
Operating expenses including reimbursement/waiver	1.13%	1.03%	1.01%	1.02%	1.01%
PORTFOLIO TURNOVER RATE	62%	38%	66%	48%	64%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2023	33

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$17.56	$29.09	$18.97	$21.59	$22.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.19)	(0.26)	(0.35)	(0.27)	(0.26)
Net realized and unrealized gain/(loss) on investments	(0.22)	(5.71)	13.32	(1.97)	2.14
Total from Investment Operations	(0.41)	(5.97)	12.97	(2.24)	1.88

LESS DISTRIBUTIONS:
From capital gains	(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
Total Distributions	(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.19)	(11.53)	10.12	(2.62)	(0.59)
NET ASSET VALUE, END OF PERIOD	$15.37	$17.56	$29.09	$18.97	$21.59

TOTAL RETURN(b)	(3.00)%	(23.71)%	69.60%	(10.57)%	11.08%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$7,255	$11,668	$22,447	$17,434	$29,975
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.19)%	(1.02)%	(1.37)%	(1.29)%	(1.15)%
Operating expenses excluding reimbursement/waiver	1.78%	1.68%	1.66%	1.68%	1.66%
Operating expenses including reimbursement/waiver	1.78%	1.68%	1.66%	1.68%	1.66%
PORTFOLIO TURNOVER RATE	62%	38%	66%	48%	64%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$24.88	$38.32	$24.18	$27.16	$26.94
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)	(0.02)	(0.13)	(0.08)	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.36)	(7.86)	17.12	(2.52)	2.74
Total from Investment Operations	(0.42)	(7.88)	16.99	(2.60)	2.69

LESS DISTRIBUTIONS:
From capital gains	(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
Total Distributions	(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.20)	(13.44)	14.14	(2.98)	0.22
NET ASSET VALUE, END OF PERIOD	$22.68	$24.88	$38.32	$24.18	$27.16

TOTAL RETURN	(2.10)%	(22.94)%	71.27%	(9.72)%	12.17%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$728,115	$732,429	$1,375,765	$863,360	$1,050,538
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.24)%	0.06%	(0.41)%	(0.32)%	(0.18)%
Operating expenses excluding reimbursement/waiver	0.82%	0.72%	0.70%	0.70%	0.69%
Operating expenses including reimbursement/waiver	0.82%	0.72%	0.70%	0.70%	0.69%
PORTFOLIO TURNOVER RATE	62%	38%	66%	48%	64%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2023	35

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$23.05	$36.07	$22.94	$25.88	$25.88
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)	(0.14)	(0.23)	(0.17)	(0.14)
Net realized and unrealized gain/(loss) on investments	(0.34)	(7.32)	16.21	(2.39)	2.61
Total from Investment Operations	(0.46)	(7.46)	15.98	(2.56)	2.47

LESS DISTRIBUTIONS:
From capital gains	(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
Total Distributions	(1.78)	(5.56)	(2.85)	(0.38)	(2.47)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.24)	(13.02)	13.13	(2.94)	0.00
NET ASSET VALUE, END OF PERIOD	$20.81	$23.05	$36.07	$22.94	$25.88

TOTAL RETURN	(2.44)%	(23.22)%	70.71%	(10.05)%	11.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$73,777	$77,823	$103,326	$80,740	$104,403
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.59)%	(0.44)%	(0.75)%	(0.68)%	(0.53)%
Operating expenses excluding reimbursement/waiver	1.17%	1.07%	1.05%	1.06%	1.04%
Operating expenses including reimbursement/waiver	1.17%	1.07%	1.05%	1.06%	1.04%
PORTFOLIO TURNOVER RATE	62%	38%	66%	48%	64%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$15.16	$20.18	$12.13	$11.51	$13.09
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)	(0.18)	(0.14)	(0.10)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.42)	(1.98)	9.80	0.72	1.04
Total from Investment Operations	(0.53)	(2.16)	9.66	0.62	0.95

LESS DISTRIBUTIONS:
From capital gains	(0.65)	(2.86)	(1.61)	0.00 (b)	(2.53)
Total Distributions	(0.65)	(2.86)	(1.61)	–	(2.53)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.18)	(5.02)	8.05	0.62	(1.58)
NET ASSET VALUE, END OF PERIOD	$13.98	$15.16	$20.18	$12.13	$11.51

TOTAL RETURN(c)	(3.68%)	(12.78%)	82.17%	5.43%	11.53%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$9,950	$15,516	$17,618	$10,174	$9,397
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.80%)	(0.92%)	(0.86%)	(0.83%)	(0.71%)
Operating expenses excluding reimbursement/waiver	1.94%	1.73%	1.92%	2.25%	2.18%
Operating expenses including reimbursement/waiver	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	64%	70%	89%	94%	63%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2023	37

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$14.05	$19.02	$11.57	$11.04	$12.75
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.18)	(0.28)	(0.24)	(0.16)	(0.16)
Net realized and unrealized gain/(loss) on investments	(0.40)	(1.83)	9.30	0.69	0.98
Total from Investment Operations	(0.58)	(2.11)	9.06	0.53	0.82

LESS DISTRIBUTIONS:
From capital gains	(0.65)	(2.86)	(1.61)	0.00 (b)	(2.53)
Total Distributions	(0.65)	(2.86)	(1.61)	–	(2.53)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.23)	(4.97)	7.45	0.53	(1.71)
NET ASSET VALUE, END OF PERIOD	$12.82	$14.05	$19.02	$11.57	$11.04

TOTAL RETURN(c)	(4.33%)	(13.32%)	80.92%	4.84%	10.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$38	$186	$246	$138	$141
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.42%)	(1.58%)	(1.51%)	(1.48%)	(1.36%)
Operating expenses excluding reimbursement/waiver	2.55%	2.38%	2.57%	2.90%	2.84%
Operating expenses including reimbursement/waiver	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	64%	70%	89%	94%	63%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$15.64	$20.67	$12.37	$11.69	$13.22
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)	(0.12)	(0.10)	(0.06)	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.43)	(2.05)	10.01	0.74	1.05
Total from Investment Operations	(0.50)	(2.17)	9.91	0.68	1.00

LESS DISTRIBUTIONS:
From capital gains	(0.65)	(2.86)	(1.61)	0.00 (b)	(2.53)
Total Distributions	(0.65)	(2.86)	(1.61)	–	(2.53)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.15)	(5.03)	8.30	0.68	(1.53)
NET ASSET VALUE, END OF PERIOD	$14.49	$15.64	$20.67	$12.37	$11.69

TOTAL RETURN	(3.40%)	(12.51%)	82.62%	5.85%	11.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,657	$4,340	$3,658	$1,462	$1,383
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.51%)	(0.62%)	(0.57%)	(0.53%)	(0.41%)
Operating expenses excluding reimbursement/waiver	1.65%	1.42%	1.60%	1.93%	1.87%
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	64%	70%	89%	94%	63%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2023	39

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$15.05	$20.06	$12.07	$11.45	$13.05
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)	(0.18)	(0.15)	(0.09)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.41)	(1.97)	9.75	0.71	1.03
Total from Investment Operations	(0.53)	(2.15)	9.60	0.62	0.93

LESS DISTRIBUTIONS:
From capital gains	(0.65)	(2.86)	(1.61)	0.00 (b)	(2.53)
Total Distributions	(0.65)	(2.86)	(1.61)	–	(2.53)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.18)	(5.01)	7.99	0.62	(1.60)
NET ASSET VALUE, END OF PERIOD	$13.87	$15.05	$20.06	$12.07	$11.45

TOTAL RETURN	(3.75%)	(12.80%)	82.08%	5.45%	11.41%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$824	$689	$638	$274	$174
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.87%)	(0.97%)	(0.91%)	(0.82%)	(0.77%)
Operating expenses excluding reimbursement/waiver	1.97%	1.71%	1.86%	2.17%	2.08%
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	64%	70%	89%	94%	63%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $(0.005) per share.

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$31.99	$51.56	$22.89	$32.71	$46.01
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.13	0.84	0.06	(0.03)	(0.24)
Net realized and unrealized gain/(loss) on investments	(13.37)	(14.81)	28.61	(9.79)	(5.35)
Total from Investment Operations	(13.24)	(13.97)	28.67	(9.82)	(5.59)

LESS DISTRIBUTIONS:
From investment income	–	(3.37)	–	–	–
From capital gains	–	(1.37)	–	–	(7.71)
Tax return of capital	–	(0.86)	–	–	–
Total Distributions	–	(5.60)	–	–	(7.71)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(13.24)	(19.57)	28.67	(9.82)	(13.30)
NET ASSET VALUE, END OF PERIOD	$18.75	$31.99	$51.56	$22.89	$32.71

TOTAL RETURN(b)	(41.40)%	(30.58)%	125.21%	(30.02)%	(10.65)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$19,949	$43,448	$68,778	$37,933	$87,267
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.52%	1.70%	0.18%	(0.10)%	(0.58)%
Operating expenses excluding reimbursement/waiver	1.82%	1.78%	1.53%	1.48%	1.42%
Operating expenses including reimbursement/waiver	1.82%	1.48%	1.53%	1.48%	1.42%
PORTFOLIO TURNOVER RATE	88%	94%	171%	46%	55%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2023	41

Emerald Finance & Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$26.23	$43.35	$19.38	$27.87	$40.83
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.05)	0.40	(0.11)	(0.20)	(0.44)
Net realized and unrealized gain/(loss) on investments	(10.91)	(12.11)	24.08	(8.29)	(4.81)
Total from Investment Operations	(10.96)	(11.71)	23.97	(8.49)	(5.25)

LESS DISTRIBUTIONS:
From investment income	–	(3.27)	–	–	–
From capital gains	–	(1.37)	–	–	(7.71)
Tax return of capital	–	(0.77)	–	–	–
Total Distributions	–	(5.41)	–	–	(7.71)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(10.96)	(17.12)	23.97	(8.49)	(12.96)
NET ASSET VALUE, END OF PERIOD	$15.27	$26.23	$43.35	$19.38	$27.87

TOTAL RETURN(b)	(41.77)%	(31.05)%	123.68%	(30.46)%	(11.21)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$4,521	$12,600	$22,447	$16,804	$50,079
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.27)%	0.98%	(0.40)%	(0.73)%	(1.23)%
Operating expenses excluding reimbursement/waiver	2.46%	2.43%	2.18%	2.13%	2.07%
Operating expenses including reimbursement/waiver	2.46%	2.13%	2.18%	2.13%	2.07%
PORTFOLIO TURNOVER RATE	88%	94%	171%	46%	55%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$33.38	$53.48	$23.67	$33.70	$46.95
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.17	1.00	0.14	0.09	(0.09)
Net realized and unrealized gain/(loss) on investments	(13.93)	(15.39)	29.67	(10.12)	(5.45)
Total from Investment Operations	(13.76)	(14.39)	29.81	(10.03)	(5.54)

LESS DISTRIBUTIONS:
From investment income	–	(3.53)	–	–	–
From capital gains	–	(1.37)	–	–	(7.71)
Tax return of capital	–	(0.81)	–	–	–
Total Distributions	–	(5.71)	–	–	(7.71)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(13.76)	(20.10)	29.81	(10.03)	(13.25)
NET ASSET VALUE, END OF PERIOD	$19.62	$33.38	$53.48	$23.67	$33.70

TOTAL RETURN	(41.21)%	(30.32)%	125.94%	(29.76)%	(10.30)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$30,063	$86,196	$134,767	$67,358	$162,910
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.68%	1.95%	0.39%	0.28%	(0.23)%
Operating expenses excluding reimbursement/waiver	1.48%	1.44%	1.18%	1.13%	1.06%
Operating expenses including reimbursement/waiver	1.48%	1.13%	1.18%	1.13%	1.06%
PORTFOLIO TURNOVER RATE	88%	94%	171%	46%	55%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2023	43

Emerald Finance & Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$30.03	$48.76	$21.66	$30.96	$44.05
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.10	0.73	0.03	(0.04)	(0.23)
Net realized and unrealized gain/(loss) on investments	(12.54)	(13.85)	27.07	(9.26)	(5.15)
Total from Investment Operations	(12.44)	(13.12)	27.10	(9.30)	(5.38)

LESS DISTRIBUTIONS:
From investment income	–	(3.10)	–	–	–
From capital gains	–	(1.37)	–	–	(7.71)
Tax return of capital	–	(1.14)	–	–	–
Total Distributions	–	(5.61)	–	–	(7.71)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(12.44)	(18.73)	27.10	(9.30)	(13.09)
NET ASSET VALUE, END OF PERIOD	$17.59	$30.03	$48.76	$21.66	$30.96

TOTAL RETURN	(41.43)%	(30.60)%	125.07%	(30.04)%	(10.64)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$8,129	$18,881	$31,147	$15,472	$41,410
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.47%	1.53%	0.11%	(0.12)%	(0.60)%
Operating expenses excluding reimbursement/waiver	1.86%	1.81%	1.56%	1.51%	1.43%
Operating expenses including reimbursement/waiver	1.86%	1.51%	1.56%	1.51%	1.43%
PORTFOLIO TURNOVER RATE	88%	94%	171%	46%	55%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

44	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2023

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance & Banking Innovation Fund (formerly known as "Emerald Banking and Finance Fund") (each a “Fund” and collectively, the “Funds”).

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Finance & Banking Innovation Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by the valuation designee under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees of the Trust (the “Board” or the “Trustees”).

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed ALPS Advisors, Inc. ("AAI", or, the “Adviser”) to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based

Annual Report | April 30, 2023	45

Emerald Funds	Notes to Financial Statements

April 30, 2023

on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of April 30, 2023:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks	$871,680,632	$–	$–	$871,680,632
Short-Term Investment	22,864,801	–	–	22,864,801
TOTAL	$894,545,433	$–	$–	$894,545,433

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks	$14,174,163	$–	$–	$14,174,163
Short-Term Investment	23,841	–	–	23,841
TOTAL	$14,198,004	$–	$–	$14,198,004

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Emerald Finance & Banking Innovation Fund
Common Stocks	$–	$–	$–		$–
Banks	$28,494,324	$1,208,400	$–		$29,702,724
Other	30,070,726	–	–		30,070,726
Business Development Companies	1,657,847	–	–		1,657,847
Rights	–	–	–	(b)	–
Short-Term Investment	1,189,053	–	–		1,189,053
Warrants	4,261	–	–		4,261
TOTAL	$61,416,211	$1,208,400	$–		$62,624,611

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.
(b)	Value is $ 0.00.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

46	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2023

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Code, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

During the year ended April 30, 2023, Emerald Finance and Banking Innovation Fund was initially unable to satisfy the requirement that a Regulated Investment Company (RIC) must derive at least 90% of its annual gross income from qualifying income pursuant to Internal Revenue Code Section 851(b)(2). Therefore in accordance with IRC Section 851(i), the fund incurred a tax payment of $767,069 to satisfy the requirement.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Ukraine-Russia Conflict: Additionally, certain Funds may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a fullscale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian Oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’ economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and therefore are expected to result in adverse consequences to the Russian economy and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to

Annual Report | April 30, 2023	47

Emerald Funds	Notes to Financial Statements

April 30, 2023

predict, and as a result, present material uncertainty and risk with respect to the Funds and their portfolio companies and operations, and the ability of the Funds to achieve their investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Funds or the business of the the Funds' investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Funds and the companies in which the Funds invest rely.

3. TAX BASIS INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily attributable to redemption in kind transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

	Distributable earnings	Paid-in Capital
Emerald Growth Fund	$4,168,751	$(4,168,751)
Emerald Insights Fund	158,322	(158,322)
Emerald Finance & Banking Innovation Fund	15,340,990	(15,340,990)

Tax Basis of Investments: As of April 30, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$232,060,594	$(53,796,015)	$–	$178,264,579	$716,280,855
Emerald Insights Fund	4,543,620	(557,374)	–	3,986,246	10,211,758
Emerald Finance & Banking Innovation Fund	3,065,791	(13,070,239)	2,246	(10,002,202)	72,629,059

Components of Distributable Earnings: As of April 30, 2023, components of distributable earnings were as follows:

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
Accumulated capital gains	31,159,806	(1,404,768)	(58,478,421)
Net unrealized appreciation on investments	178,264,579	3,986,246	(10,002,202)
Other cumulative effect of timing differences	(1,356,377)	(42,177)	(21,902)
Total	$208,068,008	$2,539,301	$(68,502,525)

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Emerald Funds	Notes to Financial Statements

April 30, 2023

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid for the year ending April 30, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
Emerald Growth Fund	$–	$66,342,430	$–
Emerald Insights Fund	–	910,570	–
Emerald Finance & Banking Innovation Fund	–	–	–

The tax character of distributions paid for the year ending April 30, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
Emerald Growth Fund	$51,321,804	$170,436,288	$–
Emerald Insights Fund	1,839,229	1,423,950	–
Emerald Finance & Banking Innovation Fund	20,294,443	4,794,234	4,434,456

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of April 30, 2023, the Emerald Insights Fund elects to carry forward $1,158,156 in short-term capital losses and the Emerald Finance & Banking Innovation Fund elects to carry forward $49,558,664 in short-term capital losses to the next tax year.

Emerald Insights Fund and Emerald Finance & Banking Innovation Fund elect to defer to the period ending April 30, 2024, capital losses recognized during the period 11/1/2022-4/30/2023 in the amount of $246,612 and $8,919,757, respectively.

Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance & Banking Innovation Fund elect to defer to the period ending April 30, 2024, late year ordinary losses in the amount of $1,356,377, $42,177, and $21,902, respectively.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2023 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$534,976,548	$551,152,746
Emerald Insights Fund	11,164,528	16,187,100
Emerald Finance & Banking Innovation Fund	87,389,248	122,097,390

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Annual Report | April 30, 2023	49

Emerald Funds	Notes to Financial Statements

April 30, 2023

Emerald Growth Fund Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Finance & Banking Innovation Fund Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth to the annual shares (as percentages of a Funds average daily net assets) in the following table for Class A, Class C, Institutional Class, and Investor Class shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2022 through August 31, 2023, for all Funds. The prior Expense Agreement was in effect from September 1, 2021 through August 31, 2022 for all Funds. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2023, without the approval by the Funds Board, for all Funds. Fees waived/reimbursed by the Adviser for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Emerald Growth Fund

Class A	Class C	Institutional Class	Investor Class
1.13%	1.78%	0.82%	1.17%

Emerald Insights Fund

Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Finance & Banking Innovation Fund

Class A	Class C	Institutional Class	Investor Class
1.82%	2.46%	1.48%	1.86%

For the year ended April 30, 2023, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Insights Fund
Class A	$76,343	$–
Class C	395	–
Institutional Class	23,577	–
Investor Class	4,394	–

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Emerald Funds	Notes to Financial Statements

April 30, 2023

As of April 30, 2023, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2024	Expires 2025	Expires 2026	Total
Emerald Insights Fund
Class A	$80,330	$61,650	$76,343	$218,323
Class C	1,121	872	395	2,388
Institutional Class	13,352	14,261	23,577	51,190
Investor Class	1,874	2,587	4,394	8,855

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the year ended April 30, 2023, are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Annual Report | April 30, 2023	51

Emerald Funds	Notes to Financial Statements

April 30, 2023

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

52	www.emeraldmutualfunds.com

Emerald Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance and Banking Innovation Fund (formerly known as Emerald Banking and Finance Fund), three of the funds constituting the Financial Investors Trust (the “Funds”), including the schedules of investments, as of April 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, as of April 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2023

We have served as the auditor of one or more investment companies advised by Emerald Mutual Fund Advisers Trust since 2012.

Annual Report | April 30, 2023	53

Emerald Funds	Additional Information

April 30, 2023 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (855) 828-9909.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2022:

	QDI	DRD
Emerald Finance and Banking Innovative Fund	0.00%	0.00%
Emerald Growth Fund	0.00%	0.00%
Emerald Insights Fund	0.00%	0.00%

In early 2023, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Emerald Finance and Banking Innovative Fund, the Emerald Growth Fund and the Emerald Insights Fund designated $0, $66,342,430 and $910,571 respectively, as long-term capital gain dividends.

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Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2023 (Unaudited)

On March 9, 2021, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Emerald Mutual Fund Advisers Trust (“Emerald”) and the Trust, with respect to the Emerald Finance & Banking Innovation, the Emerald Growth Fund, and the Emerald Insights Fund (together, the “Emerald Funds”), dated October 1, 2018 (the “Emerald Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Emerald Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Emerald Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Funds, to Emerald of 1.00% of the Emerald Finance & Banking Innovation Fund’s daily average net assets up to and including $100 million and 0.90% in excess of $100 million and, for each of the other Funds, 0.75% of the daily average net assets up to and including $250 million, 0.65% in excess of $250 million and up to and including $500 million, 0.55% in excess of $500 million and up to and including $750 million, and 0.45% in excess of $750 million, in light of the extent and quality of the advisory services provided by Emerald to the Funds.

The Board received and considered information including a comparison of each of the Fund’s contractual advisory fees with those of funds in the expense peer group of comparable funds provided by an independent provider of investment company data (the “Data Provider”). With regard to the Emerald Growth Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was below the Data Provider peer group median. With regard to the Emerald Finance & Banking Innovation Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was above the Data Provider peer group median. With regard to the Emerald Insights Fund, the Trustees noted that the contractual advisory fee rate was below the Data Provider peer group median for the Institutional Class, Investor Class, and Class A and the same as the Data Provider peer group median for Class C.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of each class of Emerald Finance & Banking Innovation Fund was generally higher than the Data Provider peer group median, and that the total net expense ratio of each class of the Emerald Growth Fund was lower than the Data Provider peer group median. The Trustees further reviewed and considered that the total net expense ratio of the Institutional Class, Investor Class, and Class A of the Emerald Insights Fund was higher than the Data Provider peer group median and that the total net expense ratio of Class C of the Emerald Insights Fund was the same as the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Emerald Funds under the Emerald Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV.

The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Emerald and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Emerald, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Emerald Funds.

The Trustees considered the background and experience of Emerald’s management in connection with the Emerald Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Emerald Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Emerald’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the Institutional Class, Class A, Class C, and Investor Class shares of the Emerald Insights Fund, Emerald Growth Fund, and Emerald Finance & Banking Innovation Fund for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods, as applicable, ended December 31, 2021. That review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider.

The Trustees noted that each class of the Emerald Insights Fund outperformed the Data Provider peer group median for each applicable time period, except for the 3-month period. The Trustees noted that each share class of the Emerald Growth Fund underperformed the Data Provider peer group median for the 3-month, 1-year, 3-year and 5-year periods with the exception of the Class C shares which performed the same as the Data Provider peer group median for the 3-month period. The Trustees noted that each share class of the Emerald Growth Fund outperformed the Data Provider peer group median for the 10-year and since inception periods with the exception of the Institutional Class shares which underperformed the Data Provider peer group median for the 10-year period. The Trustees noted that each class of the Emerald Finance & Banking Innovation Fund outperformed the Data Provider peer group median for the 1-year, 3-year, 5-year and 10-year periods, as applicable, with the exceptions of the Institutional Class shares which underperformed the Data Provider peer group median for the 5-year period and the Investor Class shares which performed the same as the Data Provider peer group median for the 5-year period. The Trustees also noted that each class of the Emerald Finance & Banking Innovation Fund underperformed the Data Provider peer group median for the 3-month period.

Annual Report | April 30, 2023	55

Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2023 (Unaudited)

The Trustees also considered Emerald’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Emerald regarding fees charged to its other clients utilizing a strategy similar to that employed by one or more of the Emerald Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Emerald based on the fees payable under the Emerald Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Emerald Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Emerald from its relationship with the Emerald Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	With regard to the Emerald Growth Fund, for each share class, the contractual advisory fee rate was below the Data Provider peer group median. With regard to the Emerald Finance & Banking Innovation Fund, for each share class, the contractual advisory fee rate was above the Data Provider peer group median. With regard to the Emerald Insights Fund, for the Institutional Class, Investor Class, and Class A, the contractual advisory fee rate was the below the Data Provider peer group median and for Class C was the same as the Data Provider peer group median.

●	The total net expense ratio of each class of the Emerald Growth Fund was generally lower than the Data Provider peer group median, the total net expense ratio of each class of the Emerald Finance & Banking Innovation Fund was generally higher than the Data Provider peer group median, and that the total net expense ratio of the total net expense ratio of the Institutional Class, Investor Class, and Class A of the Emerald Insights Fund was higher than the Data Provider peer group median and that the total net expense ratio of Class C of the Emerald Insights Fund was the same as the Data Provider peer group median.

●	The nature, extent, and quality of services rendered by Emerald under the Emerald Investment Advisory Agreement with respect to each Emerald Fund were adequate.

●	For the period ended December 31, 2022, in the independent analysis prepared by the Data Provider, each share class of the Emerald Growth Fund generally underperformed the Data Provider peer group median for the 3-month, 1-year, 3-year, and 5-year periods, except for the Class C shares which performed the same as the Data Provider peer group median for the 3-month period, and generally outperformed the Data Provider peer group median for the 10-year and since inception periods, except for the Institutional Class shares which underperformed the Data Provider peer group median in the 10-year period; each share class of the Emerald Finance & Banking Innovation Fund generally outperformed the Data Provider peer group median for the 1-year, 3-year, 5-year and 10-year periods, as applicable, except for the Institutional Class shares which underperformed the Data Provider peer group median for the 5-year period and the Investor Class shares which performed the same as the Data Provider peer group median for the 5-year period, and generally underperformed the Data Provider peer group median for the 3-month period.

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Emerald’s other clients employing a comparable strategy to one or more of the Emerald Funds were not indicative of any unreasonableness with respect to the advisory fee payable to Emerald by the Funds.

●	The profit, if any, realized by Emerald in connection with the operation of any of the Emerald Funds is not unreasonable.

●	There were no material economies of scale or other incidental benefits accruing to Emerald in connection with its relationship with any of the Emerald Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald’s compensation for investment advisory services is consistent with the best interests of each of the Emerald Funds and their shareholders.

56	www.emeraldmutualfunds.com

Emerald Funds	Trustees and Officers

April 30, 2023 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	59	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015- 2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

Annual Report | April 30, 2023	57

Emerald Funds	Trustees and Officers

    April 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services ,Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020)and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Mr. Foss was appointed President of the Trust by unanimous written consent of the Board of Trustees on August 19, 2022.	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.

58	www.emeraldmutualfunds.com

Emerald Funds	Trustees and Officers

    April 30, 2023 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds, Reaves Utility Fund and Reality Shares ETF Trust.
Michael P. Lawlor, 1969	Secretary	Mr. Lawlor was appointed Secretary of the Trust at the December 13, 2022 meeting of the Board of Trustees.	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years..

Annual Report | April 30, 2023	59

Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Finance & Banking Innovation Fund, Emerald Growth Fund, Emerald Insights Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

60	www.emeraldmutualfunds.com

Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Annual Report | April 30, 2023	61

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

EMERALD MUTUAL FUNDS
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

INVESTMENT ADVISER:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.

The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING · ACTIVE AT ITS BEST℠

ANNUAL

April 30, 2023

EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX

GLOBAL CONTRARIAN FUND GPGCX

GLOBAL EXPLORER FUND GPGEX

GLOBAL MICRO CAP FUND GPMCX

GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX

GLOBAL REACH FUND GPROX | GPRIX

GLOBAL STALWARTS FUND GGSOX | GGSYX

INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX

INTERNATIONAL STALWARTS FUND GISOX | GISYX

US STALWARTS FUND GUSYX

Shareholder Letter	1
Performance Update	7
Disclosure of Fund Expenses	37
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	40
Grandeur Peak Global Contrarian Fund	43
Grandeur Peak Global Explorer Fund	47
Grandeur Peak Global Micro Cap Fund	53
Grandeur Peak Global Opportunities Fund	56
Grandeur Peak Global Reach Fund	60
Grandeur Peak Global Stalwarts Fund	66
Grandeur Peak International Opportunities Fund	69
Grandeur Peak International Stalwarts Fund	73
Grandeur Peak US Stalwarts Fund	76
Statements of Assets and Liabilities	78
Statements of Operations	80
Statements of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	82
Grandeur Peak Global Contrarian Fund	83
Grandeur Peak Global Explorer Fund	84
Grandeur Peak Global Micro Cap Fund	85
Grandeur Peak Global Opportunities Fund	86
Grandeur Peak Global Reach Fund	87
Grandeur Peak Global Stalwarts Fund	88
Grandeur Peak International Opportunities Fund	89
Grandeur Peak International Stalwarts Fund	90
Grandeur Peak US Stalwarts Fund	91
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	92
Grandeur Peak Global Contrarian Fund	94
Grandeur Peak Global Explorer Fund	95
Grandeur Peak Global Micro Cap Fund	96
Grandeur Peak Global Opportunities Fund	97
Grandeur Peak Global Reach Fund	99
Grandeur Peak Global Stalwarts Fund	101
Grandeur Peak International Opportunities Fund	103
Grandeur Peak International Stalwarts Fund	105
Grandeur Peak US Stalwarts Fund	107
Notes to Financial Statements	108
Report of Independent Registered Public Accounting Firm	124
Disclosure Regarding Approval of Fund Advisory Agreement	125
Additional Information	128
Trustees and Officers	130
Privacy Policy	133

Grandeur Peak Funds®	Shareholder Letter

  April 30, 2023 (Unaudited)

Dear Fellow Shareholders,

Burgers on Sale!

Warren Buffett once said, “When hamburgers go down in price, we sing the 'Hallelujah Chorus' in the Buffett household. When hamburgers go up in price, we weep. For most people, it's the same with everything in life they will be buying – except stocks.”1

In the stock market, most investors grimace when stock prices fall…...meaningfully, and cheer when they rise. However, long term investors, like Buffett, argue that there is good reason to cheer when stock prices rise AND fall. Why? Because when prices fall, investors can buy stocks that offer long-term fundamental value at a reasonable price or even a bargain. Good stocks and bad tend to go “on-sale” at the same time. The key to long-term success is being able to differentiate between the two and take advantage of the opportunities to buy good stocks at attractive prices. Unfortunately, the number of opportunities investors have had to buy fundamentally sound stocks at attractive levels became increasingly limited in the decade between the 2008-9 Global Financial Crisis (GFC) and onset of Covid-19 in 2020. Over that period, very accommodative monetary policies, stable macro-economic conditions, and mild geo-political tensions resulted in a generally bullish market and a lull of broad-based market dislocations. The dislocation opportunities that did occur were relatively moderate in nature and/or short lived.

During the Post GFC to Covid onset (April 2009-Feb 2020), the CBOE’s Volatility Index (VIX), a popular measure of expected U.S. large cap stock price volatility, averaged 17.6. This was well below the Index’s 30-year average of 19.7 for the period Jan 1990-March 2023. Since the onset of Covid (March 2020-March 2023), the Index averaged 25.0, approximately 40% higher than what many of us have grown accustomed to over the past 12 years.

Exhibit 1

Source: CBOE VIX Index 1990-2023

[1]	Serwer, Andy, “The Amazing Mr. Buffett,” Fortune, Nov. 11, 2001

Annual Report | April 30, 2023	1

Grandeur Peak Funds®	Shareholder Letter

April 30, 2023 (Unaudited)

We have observed a similar change in price volatility within the global small cap stock market as Exhibit 2 below illustrates.

Exhibit 2

Source: MSCI ACWI Small Cap Index April 1990 - March 2023

The daily average price change for the ACWI Small Cap Index between the financial crisis and the onset of Covid was +/- 0.62%. Since then, the daily average price change has increased almost 50% to +/- 0.93%. Furthermore, the number of days the index price has changed by more than 1% or more has increased from 19% to 36%. While this volatile price environment has created a feeling of stress and anxiety for most of us, we must also appreciate that it has presented us with an opportunity to buy what we believe to be high-quality stocks that offer sustainable earnings growth potential at attractive prices.

We don’t believe a stock’s short-term price movement is an accurate measure of its long-term fundamental value. A stock that has a daily price change of +/- 0.93% implies that its value fluctuates by 234.4% in a year (i.e., 0.93%* 252 trading days). On the other hand, earnings growth, a much better estimate of long-term value, is typically much less volatile than stock price. The daily price movement of a stock or index is probably a better gauge of investor psychology or risk-taking sentiment than long-term value.

Looking forward, we believe we should be prepared for an environment of elevated volatility in the stock market. This may result in more frequent disconnects between stock prices and their underlying fundamental value. In other words, “burgers on sale!” i.e. great companies will likely go on sale more frequently and we should be prepared to sing a 'Hallelujah Chorus' when they do. We recognize short-term price performance can be hard to ignore, especially when it’s bad. For many, it’s the most observable data that is easy to access to assist in evaluating investment decisions. To bridge the gap between short-term price volatility and long-term fundamental value, we seek to find ways to provide more qualitative and quantitative evidence of long-term fundamental value in addition to the price returns. Hopefully, this added transparency will help to calm the nerves and assist you in seeing through market noise and staying focused on the long-term outcome with us.

Grander Peak Performance

The past year was the type of year that caused us to take a good look in the mirror. We have done a lot of self-reflection.

While our investment style fell violently out of favor in early 2022, we would be wrong to not acknowledge that we could have navigated the market environment more effectively and done a better job mitigating some of the sources of our underperformance.

Our Quality-Value-Momentum (QVM) framework worked as designed. At the end of 2021, after a couple of very strong outperformance years, our system was flashing red, alerting us to the fact that our forward-looking expected returns had compressed significantly. Many of our individual stocks had expected returns that were clearly not high enough to compensate for the risk we were taking.

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

 April 30, 2023 (Unaudited)

In real time, we were deliberating about what to do with this low-expected return data that was staring us in the face, especially with rising rates on the horizon (which was no secret). With the benefit of hindsight, we could have harvested more profits than we did, as valuations were clearly stretched. We did not do more due to tighter liquidity in small cap stocks, capital gains considerations following several years of strong performance, but primarily because we didn’t see obvious rotation opportunities where we weren’t sacrificing quality, which serves as the backbone of our investment style. Furthermore, we did not think it was prudent to compromise even marginally on our quality bias given the heightened level of economic and geo-political uncertainty prevalent across the globe.

In addition, we believed, as we always have, that volatility is not a good measure of risk over the long term within the small cap equity market, regardless of which direction prices are trending. Volatility tends to distract investors and entice them to deviate from a long-term investment discipline. As a result, we try not to focus on it as a measure of risk. We look at fundamental measures of risk, both qualitatively (e.g., sustainable competitive advantages) as well as quantitatively (e.g., size and health of balance sheets, free cash flow characteristics, etc.), to drive our investment process. These measurements of risk paint a much clearer picture of the risk we are taking versus stock price volatility.

Regardless, we should have had a more deliberate focus and utilized more “multiple minds” inputs (i.e., unbiased perspectives), especially from our Quant team, when it came to risk/reward management. There is no limit to becoming better and we remain resolute in our commitment to continually get better. A time-tested process needs the tests of time to mature and evolve, and the past year provided perhaps the ultimate stress test, which helped us to identify several areas where we could refine our process.

Some Good News

Before I share with you some of the enhancements we’ve made, let me first provide some good news.

First, we believe the Fund’s portfolios are in good shape today. Why do we believe that? For starters, the Funds’ portfolio companies have generally had a good year. In a year like this, it is especially helpful to focus on a north star, which for us continues to be high quality – captured (i.e., realized) earnings growth. We estimate that the Global Opportunities Fund captured earnings growth that exceeded the MSCI ACWI Small Cap Index2 earnings growth by approximately 20%3 over the 12-month period ending 4/30/23. While over the same time period, the Fund underperformed materially. How does that make sense? Through the lens of price volatility. We continue to believe that earnings growth is one of the best long-term predictors of a stock’s performance.

Second, there were few names in the portfolio over the past year that we think were permanently impaired, which we think should bring a great deal of comfort. We think of permanent impairment of capital as companies where we got our quality assessment completely wrong, where the stock price declined, and where we don’t see a path to recovery. While there will always be cases where we get some calls wrong, we believe our high-quality investment discipline enables us to strike the right balance of investing to generate a return on your capital without compromising the return of your capital.

Last, the quality scores within the Funds’ portfolios remain high. We were active over the course of 2022 and took advantage of the indiscriminate move down in stock prices to reduce weight in good companies to enable us to add more weight to what we believe to be great companies. Also, we believe the competitive advantage of the Funds’ portfolio companies is stronger today than it was a year ago. Great companies exhibit pricing power and gain market share in downturns, and many of the Funds’ seem to be doing just that. In addition, we believe the balance sheets of the Funds’ portfolio companies are exceptionally strong in most cases.

We are confident that earnings will eventually come back into focus and once again be the primary driver of stock prices. When that happens, we expect the Funds’ portfolios are in position to recapture value temporarily lost during the past year’s market dislocations.

A Refiner’s Fire

As I noted earlier, the past year’s stress test served as a refiner’s fire and allowed us to readily assess the depth and quality of Grandeur Peak’s culture and investment process. That assessment bolstered our confidence in our firm. Nobody on our team is sitting around with their head down sulking. We are hungry to become better and we have the resiliency to do so. Our very culture lends itself to creating a plan from which we can learn from our mistakes, and years like this accelerated our learning.

So, what have we done to make ourselves better going forward?

[2]	The MSCI All-Country World (ACWI) Small Cap Index captures small cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. You cannot invest directly in an index.
[3]	Grandeur Peak proprietary data.

Annual Report | April 30, 2023	3

Grandeur Peak Funds®	Shareholder Letter

 April 30, 2023 (Unaudited)

Apart from the personal determination we each walk away with after a year like this, which is especially important in the development of the members of our team who hadn’t experienced a true downturn (experience really is the best teacher, although it’s less painful to learn from the mistakes of others rather than experience everything firsthand), here are some of the enhancements we’ve made to our investment process:

1)	Formal separation of our Director of Research (DoR) from our Quant team. Historically our DoR team has been a research leadership team responsible for our quantitative research effort and building tools to enhance our research effort, while also overseeing the research process broadly. We believe this separation frees up Rob Green, Director of Quant Research, and our Quant team to be a set of unbiased, independent eyes to help in recognizing both opportunities and numerical deficiencies or heightened risk profiles within our portfolios. Meanwhile, Juliette Douglas, Director of Research, and team will remain focused on the research process and the execution of our fundamental bottom-up research. While we’ve had both a quant and fundamental perspective previously, the scope of the DoR team was too broad, and team stretched too thin. We have the team and resources now to focus both teams on their respective responsibilities. We are already seeing improved productivity and outcomes from this change.

2)	A more regimented discipline around the role of the Guardian Portfolio Manager function. The Guardian PM has always played a useful role in helping us to step back and see the forest from the trees and leveraging our multiple minds approach. We need to achieve greater consistency in this added value role. To elevate this effort, we are leveraging our added resources and sharing the guardian role more broadly across our seasoned team. We have also tasked Mark Madsen with leading this effort – he is instituting a biannual schedule for a guardian review of each fund as well as establishing best practices for these reviews.

3)	More engaged Secondary Analysts (SA). The SA provides a natural second set of eyes and is a collaborator with the Primary Analyst (PA) on each company we cover. We want our SA to become just as close to a company as the PA. We are creating opportunities for this learning and collaboration to take place. For example, we will have the SA alternate with the PA in completing quarterly model updates and reports. This gives the SA an opportunity to deliberately engage with the company and focus on key metrics, quality scores, valuation, etc. and enhances the dialogue between the PA and SA.

4)	Regular monthly engagement from our Global Reach (sector-based) & Global Explorer (geography-based) teams—These teams are the engine of our research process. They help us to connect global dots, across and between sectors, geographies, and in context of our fund investment mandates. The world is getting more complex, and we need to connect those dots quickly, frequently and accurately. Monthly reporting will require these strategically important teams to thoughtfully consider, and educate the research team broadly, the learnings and takeaways of each month.

5)	Our research meetings will regularly include a discussion around low expected return companies in the Funds’ portfolios to seek to ensure we maintain discipline around valuation.

6)	Enhanced Portfolio Characteristics reporting. We have a new tool kit built by our Quant team that allows us to capture heightened statistical analysis within the Funds’ portfolios on a real-time basis.

We believe these enhancements will enable us to codify the lessons learned and strengthen Grandeur Peak’s core research process.

Grandeur Peak’s Great Opportunity

Herb Brooks, arguably one of the best hockey coaches of all time, who led the US Olympic team to gold in 1980, famously said,

“Great moments are born from great opportunity.”

While the recent challenges may not be what we had hoped for, the dislocations that occurred in the market as a result of last year have presented us with a nice investment opportunity. We believe we have a team that is better prepared and even more qualified to seize the moment and deliver the investment results that you expect from us in the coming years.

We will not let the lessons we learned from last year go to waste; we have undoubtedly already become better because of it. We are sharpening the details of our process with systematic improvements, taking advantage of obvious inefficiencies, and not straying from what we believe makes us great.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

 April 30, 2023 (Unaudited)

We certainly don’t know what the next year will bring on the macro front or how deep of a recession the world might experience; however, we think the best way to fight against that uncertainty is to continue to invest in quality companies. Richard Zeckhauser, an American economist, reinforced this belief when he wrote,

“The first positive conclusion is that unknowable situations have been and will be associated with remarkably powerful investment returns. The second positive conclusion is that there are systematic ways to think about unknowable situations. If these ways are followed, they can provide a path to extraordinary, expected investment returns.”

The past decade’s market environment was driven by unprecedented, accommodative monetary policy, which resulted in an abundance of liquidity and relatively low market volatility. As central banks withdraw their monetary accommodation, we believe it will lead to a market environment characterized by more uncertainty or “unknowable situations.” We also believe it will require investors to focus much more on what risks or names they own (i.e. the alpha) versus how much risk they own (i.e. the beta).4

We have what we believe is a world-class system and process in place at Grandeur Peak to deal with the uncertainties of global markets. As we employ our QVM framework, emphasizing the importance of quality above all other risk factors, and utilizing our tools and our teammates when it comes to measuring valuations and business momentum, we are confident we will be better able to navigate an increasingly complex investment landscape.

Fund Performance & Attribution

See full performance on pages 7 - 36.

Emerging Markets Opportunities: For the year, the Institutional share class was -4.35%, while the benchmark was -3.69%. The Fund outperformed in Taiwan, Poland, and Mexico, but lost ground across other parts of Asia, like China and Vietnam. Across sectors, the Fund benefited from its holdings in Consumer and Industrials, but underperformed in Health Care and Financials.

Global Contrarian: For the year, the Fund was +0.42%, while the benchmark was -1.94%. The Fund outperformed slightly across sectors, except Financials, where the Fund’s holdings lagged but were helped by the Fund’s underweight. The Fund’s sector outperformance came from the Asia Pacific region, although a little was given back in Central Asia (India & Bangladesh). Given the Fund’s contrarian/value approach, it is no surprise that the Global Contrarian Fund was the best performing Grandeur Peak Fund in this tough year.

Global Explorer: For the year, the Fund was -5.40%, while the benchmark was -1.78%. The Fund struggled across sectors and geographies due to the bigger issues at play as outlined in the prior section. Eastern Europe was the one region where the Fund outperformed, thanks to its holdings in Poland. Asia Pacific was the Fund’s largest detracting region. On the sector front, Industrials was the bright spot, with Technology and Health Care being the largest detractors.

Global Micro Cap: For the year, the Fund was -7.85%, while the MSCI ACWI Small Cap Index was -1.78% and the MSCI World Micro Cap Index was - 8.27%. The Fund’s performance in Western Europe and Asia Pacific were detractors, and North America provided the most positive contribution to the Fund. Heatlthcare was by far the sector with the largest negative contribution because of both underperformance and overweight. Financials and Tech each delivered positive contributions.

Global Opportunities/International Opportunities: For the year, the Global Opportunities Fund Institutional share class was -5.74%, while the benchmark was -1.78%. The International Opportunities Fund Institutional share class was -5.89%, while the benchmark was -2.27%. The Funds struggled across sectors and geographies due to the bigger issues at play as outlined in the prior section. In Global Opportunities, Technology was the largest detracting sector, for which the slightly positive contribution from Consumer and Industrials could not compensate. Technology was also the biggest detractor in the International Opportunities Fund, but in the International Fund it was Industrials providing the strongest help on the positive side. The Global Opportunities Fund was hurt by performance in the US and Asia Pacific, while it was Western Europe and Asia Pacific being the largest detractors in the International Opportunities Fund.

Global Reach: For the year, the Fund was -8.30%, while the benchmark was -1.78%. The Fund struggled across sectors and geographies due to the bigger issues at play as outlined in the prior section. The sectors causing the greatest pain were Technology and Healthcare, with Industrials eking out a slight positive contribution thanks to good stock picking that over-compensated for the Fund’s underweight position. Asia Pacific and the U.S. were the Fund’s largest detracting regions.

[4]	Alpha is a measure of performance, used to describe the ability of an investment strategy to beat the market return, over a certain period of time. It is typically related to active investing. Beta is a measure of performance that can be attributed to overall market returns and may be associated with passive investing.

Annual Report | April 30, 2023	5

Grandeur Peak Funds®	Shareholder Letter

 April 30, 2023 (Unaudited)

Global Stalwarts/International Stalwarts: For the year, the Global Stalwarts Fund Institutional share class was -12.09%, while the benchmark was - 0.99%. The International Stalwarts Fund Institutional share class was -7.50%, while the benchmark was +1.72%. The Funds struggled across sectors and geographies due to the bigger issues at play as outlined in the prior section. In Global Stalwarts, Financial and Technology were the largest detracting sectors, with Finance being hit hardest by the regional banking crisis in the U.S. Consumer was the one bright sector for Global Stalwarts. Technology was also the big detractor in the International Stalwarts Fund. The Global Stalwarts Fund was hurt by performance in the U.S. and Asia Pacific, while it was Western Europe and Asia Pacific being the largest detractors in the International Stalwarts Fund.

US Stalwarts: For the year, the Fund was -10.87%, while the benchmark was -3.57%. The Fund underperformed meaningfully in Financials and Technology. The regional banking crisis being the big hit in the Financials sector. Technology was a detractor across Grandeur Peak Funds due the larger issues at play as described earlier in this letter. The other three sectors, Industrials, Consumer, and Healthcare, were all slightly positive contributors for the year.

Business Update

We are currently in the process of a shareholder proxy vote, which may have concluded by the time you receive this report, that would allow us to move the back-office service provider from ALPS Fund Services to Ultimus Fund Solutions. The move is painful, but we strongly believe it will be beneficial to Fund shareholders. To make this move, we also need to move the Funds from the Financial Investors Trust, a series trust at ALPS, to a newly established trust under the name of Grandeur Peak Global Trust. The officers of this new trust will be the officers of the Northern Lights Fund Trust III, a series trust at Ultimus.

Net flows in the Grandeur Peak Funds over the past year have been essentially flat. Thank you for your continued trust. As always, please feel free to reach out any time with any questions, requests, or comments. We appreciate the opportunity to work on your behalf.

Sincerely,

Your Grandeur Peak Team

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-7325. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information. Past performance does not guarantee future results.

Grandeur Peak Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Grandeur Peak Global Advisors.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

 April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

				Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	-4.54%*	8.64%	1.92%	4.64%	1.76%	1.76%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	-4.35%*	8.88%	2.14%	4.87%	1.51%	1.51%
MSCI Emerging Markets SMID Cap Index(d)	-3.69%	12.88%	1.24%	3.42%
MSCI Emerging Markets IMI Index(e)	-5.96%	5.98%	-0.30%	2.84%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(a)	Fund inception date of December 16, 2013.
(b)	Ratios as of the Prospectus dated February 22, 2023 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI Emerging Markets SMID Cap Index is designed to measure the equity market performance of small and mid-cap companies across emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI Emerging Markets IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2023	7

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

 April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

 April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	66.9%
Latin America	13.1%
North America	11.1%
Europe	4.8%
Africa/Middle East	1.3%
Cash, Cash Equivalents, & Other Net Assets	2.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
WNS Holdings, Ltd.	3.1%
Globant SA	2.8%
Genpact, Ltd.	2.8%
Techtronic Industries Co., Ltd.	2.3%
Dino Polska SA	2.1%
Sporton International, Inc.	2.0%
Sinbon Electronics Co., Ltd.	1.9%
FPT Corp.	1.8%
Frontage Holdings Corp.	1.6%
Wilcon Depot, Inc.	1.6%
Total	22.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2023	9

Grandeur Peak Global Contrarian Fund	Performance Update

 April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

			Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years		Gross	Net(c)
Grandeur Peak Global Contrarian Fund – Institutional (GPGCX)	0.42%	18.78%	11.35%	1.32%	1.32%
MSCI All Country World Index Small Cap Value(d)	-1.94%	16.16%	6.20%
MSCI All Country World Index Small Cap(e)	-1.78%	13.55%	6.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 17, 2019.

(b)	Ratios as of the Prospectus dated February 22, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Value Index is designed to measure small cap companies exhibiting overall value style characteristics across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2023	11

Grandeur Peak Global Contrarian Fund	Performance Update

 April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	32.1%
North America	24.0%
Europe	15.5%
Japan	10.3%
Australia/New Zealand	6.2%
Latin America	5.5%
Cash, Cash Equivalents, & Other Net Assets	6.4%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Riverstone Holdings, Ltd.	3.9%
Plover Bay Technologies, Ltd.	3.3%
Wistron Information Technology & Services Corp.	2.6%
Petershill Partners PLC	2.4%
Plumas Bancorp	2.3%
Bank of NT Butterfield & Son, Ltd.	2.2%
Beenos, Inc.	2.1%
B&M European Value Retail SA	2.1%
Parex Resources, Inc.	2.0%
Kogan.com, Ltd.	2.0%
Total	24.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Performance Update

 April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

		Since Inception(a)	Expense Ratio(b)
	1 Year		Gross	Net(c)
Grandeur Peak Global Explorer Fund – Institutional (GPGEX)	-5.40%	-19.90%	2.38%	1.25%
MSCI All Country World Index Small Cap(d)	-1.78%	-8.62%
MSCI All Country World Index IMI(e)	2.08%	-6.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested. Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2021.

(b)	Ratios as of the Prospectus dated February 22, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index T captures large, mid and small cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 9,189 constituents, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2023	13

Grandeur Peak Global Explorer Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Performance Update

 April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	29.7%
Europe	30.5%
Asia ex Japan	18.7%
Japan	11.4%
Latin America	4.3%
Australia/New Zealand	2.6%
Africa/Middle East	0.8%
Cash, Cash Equivalents, & Other Net Assets	2.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
CVS Group PLC	1.2%
Alten SA	1.2%
Virbac SA	1.1%
B&M European Value Retail SA	1.1%
Impax Asset Management Group PLC	1.1%
Endava PLC	1.0%
Dechra Pharmaceuticals PLC	1.0%
Sporton International, Inc.	1.0%
Volution Group PLC	0.9%
BayCurrent Consulting, Inc.	0.9%
Total	10.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2023	15

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

				Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Global Micro Cap Fund – Institutional (GPMCX)	-7.85%*	12.24%	5.13%	8.38%	1.86%	1.86%
MSCI All Country World Index Small Cap(d)	-1.78%	13.55%	4.48%	7.46%
MSCI World Micro Cap Index(e)	-8.27%	12.29%	2.15%	6.58%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Fund inception date of October 20, 2015.

(b)	Ratios as of the Prospectus dated February 22, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2023. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI World Micro Cap Index is designed to measure the equity market performance of micro-cap companies across developed markets globally. It does not include emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2023	17

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	35.8%
Japan	23.2%
Asia ex Japan	16.7%
North America	15.1%
Australia/New Zealand	8.0%
Africa/Middle East	0.5%
Cash, Cash Equivalents, & Other Net Assets	0.7%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Beenos, Inc.	2.7%
SwedenCare AB	2.5%
Sun*, Inc.	2.1%
Joint Corp.	2.0%
Sporton International, Inc.	1.9%
Musti Group Oyj	1.8%
Fiducian Group, Ltd.	1.8%
Kogan.com, Ltd.	1.8%
YAKUODO Holdings Co., Ltd.	1.7%
Volution Group PLC	1.6%
Total	19.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

					Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years	10 Years		Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	-5.99%	11.46%	5.96%	9.28%	11.28%	1.58%	1.58%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	-5.74%	11.75%	6.19%	9.52%	11.57%	1.33%	1.33%
MSCI All Country World Index Small Cap(d)	-1.78%	13.55%	4.48%	7.47%	9.14%
MSCI All Country World Index IMI(e)	2.08%	12.67%	7.17%	8.35%	9.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.

(b)	Ratios as of the Prospectus dated February 22, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2023	19

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	44.9%
North America	25.1%
Asia ex Japan	14.3%
Japan	9.9%
Latin America	2.6%
Africa/Middle East	0.2%
Australia/New Zealand	0.1%
Cash, Cash Equivalents, & Other Net Assets	2.9%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
B&M European Value Retail SA	3.4%
CVS Group PLC	2.9%
Littelfuse, Inc.	2.6%
Dechra Pharmaceuticals PLC	2.4%
Alten SA	2.4%
Endava PLC	2.2%
Virbac SA	2.0%
WNS Holdings, Ltd.	1.6%
Genpact, Ltd.	1.5%
Melexis NV	1.4%
Total	22.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2023	21

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

				Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	-8.49%	9.02%	4.27%	8.55%	1.49%	1.49%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	-8.30%	9.27%	4.52%	8.80%	1.24%	1.24%
MSCI All Country World Small Cap Index(d)	-1.78%	13.55%	4.48%	7.55%
MSCI All Country World IMI Index(e)	2.08%	12.67%	7.17%	8.52%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of June 19, 2013.

(b)	Ratios as of the Prospectus dated February 22, 2023, to the Prospectus and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.50% and 1.25% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2023	23

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	35.4%
North America	28.2%
Asia ex Japan	17.0%
Japan	8.1%
Latin America	3.9%
Australia/New Zealand	2.0%
Africa/Middle East	1.1%
Cash, Cash Equivalents, & Other Net Assets	4.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
B&M European Value Retail SA	1.7%
BayCurrent Consulting, Inc.	1.5%
Impax Asset Management Group PLC	1.4%
Endava PLC	1.4%
CVS Group PLC	1.3%
JTC PLC	1.3%
Dechra Pharmaceuticals PLC	1.2%
Sporton International, Inc.	1.1%
EQT AB	1.1%
Dino Polska SA	1.1%
Total	13.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

				Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Global Stalwarts Fund – Investor (GGSOX)	-12.36%	5.02%	2.88%	7.69%	1.16%	1.16%
Grandeur Peak Global Stalwarts Fund – Institutional (GGSYX)	-12.09%	5.29%	3.15%	7.97%	0.91%	0.91%
MSCI All Country World Mid Cap Index(d)	-0.99%	12.04%	4.92%	7.72%
MSCI All Country World Small Cap Index(e)	-1.78%	13.55%	4.48%	7.89%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 1, 2015.

(b)	Ratios as of the Prospectus dated February 22, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of performance of mid-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2023	25

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	36.5%
North America	36.5%
Asia ex Japan	15.1%
Latin America	5.1%
Japan	4.1%
Australia/New Zealand	0.7%
Cash, Cash Equivalents, & Other Net Assets	2.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	3.5%
Globant SA	3.2%
B&M European Value Retail SA	3.0%
Techtronic Industries Co., Ltd.	3.0%
Littelfuse, Inc.	2.7%
Silergy Corp.	2.6%
CVS Group PLC	2.3%
Dechra Pharmaceuticals PLC	2.2%
Alten SA	2.1%
Keywords Studios PLC	1.9%
Total	26.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2023	27

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

					Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years	10 Years		Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	-5.85%	9.09%	2.52%	7.20%	9.53%	1.60%	1.60%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	-5.89%*	9.26%	2.70%	7.39%	9.74%	1.35%	1.35%
MSCI All Country World Index ex USA Small Cap Index(d)	-2.27%	11.75%	2.16%	5.34%	6.59%
MSCI All Country World IMI ex USA Index(e)	2.76%	10.44%	2.87%	4.57%	5.82%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Fund inception date of October 17, 2011.

(b)	Ratios as of the Prospectus dated February 22, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2023	29

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	50.9%
Asia ex Japan	21.8%
Japan	13.1%
North America	7.1%
Latin America	2.5%
Australia/New Zealand	0.9%
Africa/Middle East	0.7%
Cash, Cash Equivalents, & Other Net Assets	3.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
CVS Group PLC	2.8%
Alten SA	2.4%
Dechra Pharmaceuticals PLC	2.4%
B&M European Value Retail SA	2.3%
Virbac SA	2.1%
Volution Group PLC	2.1%
Endava PLC	2.0%
Silergy Corp.	1.6%
Sporton International, Inc.	1.5%
Impax Asset Management Group PLC	1.5%
Total	20.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

				Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak International Stalwarts Fund – Investor (GISOX)	-7.73%	7.66%	3.59%	8.59%	1.12%	1.12%
Grandeur Peak International Stalwarts Fund – Institutional (GISYX)	-7.50%*	7.95%	3.86%	8.85%	0.87%	0.87%
MSCI All Country World ex USA Mid Cap Index(d)	1.72%	9.69%	1.77%	5.58%
MSCI All Country World ex USA Small Index(e)	-2.27%	11.75%	2.16%	6.45%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Fund inception date of September 1, 2015.

(b)	Ratios as of the Prospectus dated February 22, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred This agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI ACWI ex USA Mid Cap Index is designed to measure the equity market performance of midcap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2023	31

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	50.1%
Asia ex Japan	21.3%
North America	11.6%
Japan	7.4%
Latin America	6.1%
Australia/New Zealand	1.1%
Cash, Cash Equivalents, & Other Net Assets	2.4%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
B&M European Value Retail SA	4.2%
Endava PLC	3.5%
Globant SA	3.5%
Alten SA	3.3%
Techtronic Industries Co., Ltd.	2.9%
Silergy Corp.	2.9%
Dino Polska SA	2.6%
Dechra Pharmaceuticals PLC	2.5%
St. James's Place PLC	2.5%
BayCurrent Consulting, Inc.	2.4%
Total	30.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2023	33

Grandeur Peak US Stalwarts Fund	Performance Update

April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

			Since Inception(a)	Expense Ratio(b)
	1 Year	3 Years		Gross	Net(c)
Grandeur Peak US Stalwarts Fund – Institutional (GUSYX)	-10.87%	6.97%	16.51%	0.87%	0.87%
MSCI USA Mid Cap Index(d)	-3.57%	14.31%	22.05%
MSCI USA Small Cap Index(e)	-1.60%	15.17%	23.36%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of March 19, 2020.

(b)	Ratios as of the Prospectus dated February 22, 2023 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI USA Mid Cap Index is designed to measure the performance of the mid cap segments of the US market. With 339 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the US equity market. With 1,740 constituents, the index represents approximately 14% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2023	35

Grandeur Peak US Stalwarts Fund	Performance Update

April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	84.1%
Europe	6.9%
Asia ex Japan	4.5%
Latin America	2.8%
Cash, Cash Equivalents, & Other Net Assets	1.7%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Littelfuse, Inc.	4.1%
Endava PLC	3.6%
PJT Partners, Inc.	3.6%
Techtronic Industries Co., Ltd.	3.4%
Paycom Software, Inc.	3.3%
Globant SA	2.8%
Genpact, Ltd.	2.5%
Global Industrial Co.	2.5%
EPAM Systems, Inc.	2.4%
Monolithic Power Systems, Inc.	2.3%
Total	30.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2023

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2022 through April 30, 2023.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2023	37

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2023

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expense Ratio(a)	Expenses Paid During period November 1, 2022 - April 30, 2023(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$1,000.00	$1,100.40	1.57%	$8.18
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	1.57%	$7.85
Institutional Class
Actual	$1,000.00	$1,100.90	1.41%	$7.34
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.41%	$7.05
Grandeur Peak Global Contrarian Fund
Institutional Class
Actual	$1,000.00	$1,125.90	1.35%	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Grandeur Peak Global Explorer Fund
Institutional Class
Actual	$1,000.00	$1,088.40	1.25%	$6.47
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$1,000.00	$1,096.00	1.75%	$9.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	1.75%	$8.75
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$1,000.00	$1,125.70	1.51%	$7.96
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	1.51%	$7.55
Institutional Class
Actual	$1,000.00	$1,127.00	1.27%	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	1.27%	$6.36
Grandeur Peak Global Reach Fund
Investor Class
Actual	$1,000.00	$1,085.20	1.48%	$7.65
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	1.48%	$7.40
Institutional Class
Actual	$1,000.00	$1,086.30	1.25%	$6.47
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,057.70	1.18%	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	1.18%	$5.91
Institutional Class
Actual	$1,000.00	$1,059.50	0.92%	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	0.92%	$4.61
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$1,000.00	$1,143.30	1.51%	$8.02
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	1.51%	$7.55
Institutional Class
Actual	$1,000.00	$1,143.40	1.27%	$6.75
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	1.27%	$6.36
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,124.20	1.12%	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	1.12%	$5.61
Institutional Class
Actual	$1,000.00	$1,125.60	0.87%	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	0.87%	$4.36
Grandeur Peak US Stalwarts Fund
Institutional Class
Actual	$1,000.00	$972.30	0.92%	$4.50

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2023

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expense Ratio(a)	Expenses Paid During period November 1, 2022 - April 30, 2023(b)
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	0.92%	$4.61

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2023	39

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (97.17%)
Argentina (2.78%)
Globant SA(a)	75,401	$11,828,155

Bangladesh (0.82%)
Square Pharmaceuticals, Ltd.	1,759,296	3,477,158

Brazil (9.08%)
CI&T, Inc., Class A(a)	310,514	1,223,425
Grupo Mateus SA(a)	3,915,200	4,325,104
Hypera SA	847,700	6,344,408
Locaweb Servicos de Internet SA(a)(b)(c)	2,287,400	2,416,817
MercadoLibre, Inc.(a)	3,813	4,871,069
Pagseguro Digital, Ltd., Class A(a)	169,251	1,665,430
Patria Investments, Ltd., Class A	435,628	6,460,363
Pet Center Comercio e Participacoes SA	3,281,103	4,052,206
Raia Drogasil SA	862,700	4,545,442
XP, Inc., Class A(a)	192,402	2,749,425
		38,653,689

China (13.73%)
Alibaba Group Holding, Ltd.(a)	181,900	1,901,345
ANTA Sports Products, Ltd.	257,800	3,179,128
China Yongda Automobiles Services Holdings, Ltd.	1,998,500	1,339,182
CSPC Pharmaceutical Group, Ltd.	3,028,720	3,079,015
Guangzhou Kingmed Diagnostics Group Co., Ltd.	193,847	2,288,716
Hangzhou Robam Appliances Co., Ltd., Class A	991,900	3,729,540
Hangzhou Tigermed Consulting Co., Ltd., Class A	187,034	2,455,560
JD.com, Inc., Class A	192,000	3,324,072
Li Ning Co., Ltd.	371,900	2,646,056
Man Wah Holdings, Ltd.	5,407,700	4,533,026
ManpowerGroup Greater China, Ltd.(c)	1,494,550	1,348,011
Shanghai Hanbell Precise Machinery Co., Ltd.	982,800	3,475,448
Shenzhen Mindray Bio- Medical Electronics Co., Ltd., Class A	112,100	5,046,620
Silergy Corp.	403,288	6,303,322
Suofeiya Home Collection Co., Ltd., Class A	1,012,759	2,765,711
TK Group Holdings, Ltd.	10,499,117	2,260,420
WuXi AppTec Co., Ltd., Class H(b)(c)	691,600	6,048,466

	Shares	Value (Note 2)
China (continued)
Wuxi Biologics Cayman, Inc.(a)(b)(c)	462,000	$2,733,867
		58,457,505

Colombia (1.28%)
Parex Resources, Inc.	269,031	5,462,629

Greece (1.00%)
JUMBO SA	87,576	2,016,858
Sarantis SA	285,545	2,259,138
		4,275,996

Hong Kong (2.94%)
Plover Bay Technologies, Ltd.(c)	9,628,000	2,857,865
Techtronic Industries Co., Ltd.	898,400	9,659,661
		12,517,526

India (19.33%)
Ajanta Pharma, Ltd.	298,187	4,782,725
AU Small Finance Bank, Ltd.(b)	270,705	2,195,940
Avenue Supermarts, Ltd.(a)(b)(c)	46,616	2,000,496
Bajaj Finance, Ltd.	44,611	3,423,441
Bata India, Ltd.	153,945	2,774,015
Cera Sanitaryware, Ltd.	41,843	3,191,186
City Union Bank, Ltd.	2,561,742	4,434,108
Computer Age Management Services, Ltd.	73,267	1,845,412
EPL, Ltd.	775,725	1,658,349
Gulf Oil Lubricants India, Ltd.	292,958	1,460,561
HCL Technologies, Ltd.	362,117	4,708,533
Home First Finance Co. India,
Ltd.(a)(b)(c)	226,876	1,975,137
IndiaMart InterMesh, Ltd.(b)(c)	92,972	6,096,909
Jyothy Labs, Ltd.	453,427	1,079,044
Kotak Mahindra Bank, Ltd.	221,253	5,239,724
LTIMindtree, Ltd.(b)	58,361	3,151,703
Mankind Pharma, Ltd.(a)	130,182	1,718,023
Metropolis Healthcare, Ltd.(b)(c)	320,636	4,903,401
Motherson Sumi Wiring India, Ltd.	5,253,786	3,450,684
Page Industries, Ltd.	4,105	2,022,532
Polycab India, Ltd.	63,250	2,477,367
SJS Enterprises, Ltd.(a)	361,465	2,052,768
Tarsons Products, Ltd.(a)	104,358	721,001
WNS Holdings, Ltd., ADR(a)	146,318	13,193,494
		80,556,553

Indonesia (5.80%)
Arwana Citramulia Tbk PT	41,025,200	2,558,831
Avia Avian Tbk PT	96,637,900	3,952,470
Bank Central Asia Tbk PT	7,251,700	4,473,612
Bank Tabungan Pensiunan Nasional Syariah	18,480,900	2,695,919

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
Indonesia (continued)
Metrodata Electronics Tbk PT	97,166,100	$3,775,370
Selamat Sempurna Tbk PT	40,185,800	4,259,640
Ultrajaya Milk Industry & Trading Co. Tbk PT	30,552,300	2,988,586
		24,704,428

Malaysia (0.21%)
Scicom MSC Bhd	3,545,500	874,353

Mexico (4.98%)
Bolsa Mexicana de Valores SAB de CV	1,483,200	3,268,410
GMexico Transportes SAB de CV(b)(c)	2,198,500	5,070,875
Grupo Aeroportuario del Centro Norte SAB de CV	587,600	6,446,132
Regional SAB de CV	873,000	6,391,334
		21,176,751

Philippines (3.68%)
Century Pacific Food, Inc.	3,389,200	1,581,851
Concepcion Industrial Corp.	1,861,792	455,826
Philippine Seven Corp.(a)	640,550	942,580
Puregold Price Club, Inc.	6,255,100	3,681,796
Robinsons Land Corp.	8,263,000	2,151,349
Wilcon Depot, Inc.	13,078,300	6,836,089
		15,649,491

Poland (3.77%)
Dino Polska SA(a)(b)(c)	87,813	8,932,996
Inter Cars SA	33,079	4,100,998
LiveChat Software SA	90,164	3,006,839
		16,040,833

Singapore (1.13%)
iFAST Corp., Ltd.	723,300	2,504,325
Riverstone Holdings, Ltd.	5,069,200	2,298,397
		4,802,722

South Africa (1.32%)
Clicks Group, Ltd.	216,900	3,169,935
Italtile, Ltd.	3,636,472	2,455,128
		5,625,063

South Korea (2.85%)
Coupang, Inc.(a)	93,753	1,571,300
Eo Technics Co., Ltd.	42,692	2,775,108
Hyundai Ezwel Co., Ltd.	408,247	2,007,072
Koh Young Technology, Inc.	127,102	1,254,496
LEENO Industrial, Inc.	18,647	1,861,356
LG H&H Co., Ltd.	2,033	946,323
Suprema, Inc.(a)	69,688	1,129,879
Tokai Carbon Korea Co., Ltd.	29,034	2,160,629
		13,706,163

	Shares	Value (Note 2)
Taiwan (11.15%)
91APP, Inc.	598,000	$2,830,251
Acer E-Enabling Service Business, Inc.	323,000	3,130,975
ASPEED Technology, Inc.	25,000	2,126,535
Brighten Optix Corp.	222,000	1,740,327
FineTek Co., Ltd.	759,206	2,348,556
GEM Services, Inc./Tw	881,000	2,089,124
M3 Technology, Inc.	814,000	4,077,613
Poya International Co., Ltd.	108,518	2,026,164
Realtek Semiconductor Corp.	171,000	1,996,877
Sinbon Electronics Co., Ltd.	715,000	7,907,620
Sporton International, Inc.	973,148	8,372,697
Voltronic Power Technology Corp.	73,108	4,185,414
Wistron Information Technology & Services Corp.	1,164,400	4,639,798
		47,471,951

Thailand (1.48%)
Humanica PCL	8,383,900	2,393,822
Netbay PCL	2,801,100	1,821,053
TQM Alpha PCL	2,793,500	2,086,075
		6,300,950

United States (5.70%)
Bizlink Holding, Inc.	654,000	5,594,925
Frontage Holdings Corp.(a)(b)(c)	22,102,682	6,842,282
Genpact, Ltd.	265,474	11,826,867
		24,264,074

Vietnam (3.77%)
FPT Corp.	2,301,428	7,602,432
Orient Commercial Joint Stock Bank(a)	1,951,750	1,301,943
Vietnam Technological & Commercial Joint Stock Bank(a)	3,440,269	4,325,815
Vincom Retail JSC(a)	2,386,220	2,817,369
		16,047,559

TOTAL COMMON STOCKS
(Cost $362,517,452)		411,893,549

See Notes to Financial Statements.

Annual Report | April 30, 2023	41

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
RIGHTS AND WARRANTS (0.00%)(d)
Taiwan (0.00%)(d)
Bizlink Holding, Inc., strike price 230.00 TWD, expires 5/8/2023	16,677	$17,902

TOTAL RIGHTS AND WARRANTS
(Cost $0)		17,902

TOTAL INVESTMENTS (97.18%)
(Cost $ 364,228,888)		$411,911,451

Other Assets In Excess Of Liabilities (2.82%)		13,727,857

NET ASSETS (100.00%)		$425,639,308

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $52,368,889, representing 12.30% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of these securities was $51,227,122, representing 12.04% of net assets.

(d)	Less than 0.005%.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2023)
Consumer	24.3%
Technology	21.6%
Industrials	21.2%
Financials	14.1%
Health Care	12.3%
Energy & Materials	2.9%
Consumer, Non-cyclical	0.8%
Cash, Cash Equivalents, & Other Net Assets	2.8%
Total	100%

Sector Composition (April 30, 2023) (continued)

Industry Composition (April 30, 2023)
IT Services	9.1%
Professional Services	8.8%
Banks	7.2%
Consumer Staples Distribution & Retail	6.5%
Semiconductors & Semiconductor Equipment	4.9%
Pharmaceuticals	4.9%
Life Sciences Tools & Services	4.4%
Electronic Equipment, Instruments & Components	4.0%
Specialty Retail	3.9%
Capital Markets	3.5%
Machinery	3.5%
Electrical Equipment	3.4%
Broadline Retail	3.2%
Software	2.9%
Household Durables	2.7%
Textiles, Apparel & Luxury Goods	2.6%
Automobile Components	2.3%
Health Care Equipment & Supplies	2.1%
Health Care Providers & Services	1.7%
Transportation Infrastructure	1.5%
Trading Companies & Distributors	1.4%
Building Products	1.4%
Oil, Gas & Consumable Fuels	1.3%
Chemicals	1.2%
Real Estate Management & Development	1.2%
Ground Transportation	1.2%
Food Products	1.1%
Distributors	1.0%
Other Industries (each less than 1%)	4.3%
Cash and Other Assets, Less Liabilities	2.8%
Total	100.0%

See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (93.58%)
Australia (6.23%)
Atturra, Ltd.(a)	851,809	$498,823
Fiducian Group, Ltd.	364,458	1,427,677
Kogan.com, Ltd.(a)	800,000	2,302,715
Lycopodium, Ltd.	120,000	809,920
PeopleIN, Ltd.	385,103	789,950
QANTM Intellectual Property, Ltd.	2,614,634	1,487,887
		7,316,972

Bangladesh (1.20%)
Square Pharmaceuticals, Ltd.	715,482	1,414,113

Belgium (1.13%)
X-Fab Silicon Foundries SE(a)(b)(c)	155,722	1,323,822

Brazil (3.05%)
Hypera SA	83,000	621,194
Patria Investments, Ltd., Class A	150,093	2,225,879
XP, Inc., Class A(a)	50,989	728,633
		3,575,706

Britain (9.06%)
B&M European Value Retail SA	404,661	2,439,561
Dechra Pharmaceuticals PLC	25,021	1,172,909
Endava PLC, ADR(a)	30,812	1,773,847
FRP Advisory Group PLC	861,096	1,174,173
Hotel Chocolat Group PLC(a)	206,346	447,338
Manolete Partners PLC	171,578	500,265
Petershill Partners PLC(b)(c)	1,346,504	2,822,632
Victorian Plumbing Group PLC	336,280	308,514
		10,639,239

Canada (2.25%)
BioSyent, Inc.	113,187	634,920
Converge Technology Solutions Corp.(a)	435,779	1,061,424
Gildan Activewear, Inc.	29,170	949,906
		2,646,250

China (7.84%)
Alibaba Group Holding, Ltd.(a)	73,600	769,318
Chaoju Eye Care Holdings, Ltd.	1,673,500	1,176,832
China Yongda Automobiles Services Holdings, Ltd.	2,893,500	1,938,916
CSPC Pharmaceutical Group, Ltd.	838,300	852,221
ManpowerGroup Greater China, Ltd.(c)	382,100	344,635
TK Group Holdings, Ltd.	8,707,283	1,874,645

	Shares	Value (Note 2)
China (continued)
Xin Point Holdings, Ltd.(c)	7,576,984	$2,249,065
		9,205,632

Colombia (2.43%)
Canacol Energy, Ltd.	70,625	523,882
Parex Resources, Inc.	114,772	2,330,426
		2,854,308

France (1.96%)
Thermador Groupe	4,650	481,642
Virbac SA	5,347	1,823,538
		2,305,180

Greece (0.60%)
JUMBO SA	30,684	706,646

Hong Kong (3.29%)
Plover Bay Technologies, Ltd.(c)	12,996,539	3,857,743

India (3.47%)
City Union Bank, Ltd.	704,996	1,220,274
Gulf Oil Lubricants India, Ltd.	299,589	1,493,621
Time Technoplast, Ltd.	1,319,800	1,357,921
		4,071,816

Indonesia (1.31%)
Bank Tabungan Pensiunan Nasional Syariah	6,516,200	950,557
Selamat Sempurna Tbk PT	5,508,600	583,904
		1,534,461

Japan (10.35%)
Beenos, Inc.	180,000	2,500,936
Central Automotive Products, Ltd.	42,900	909,041
Gakujo Co., Ltd.	50,000	591,948
geechs, Inc.	121,300	989,132
MCJ Co., Ltd.	120,500	831,370
Medikit Co., Ltd.	128,600	2,235,126
Seria Co., Ltd.	60,000	1,066,168
System Information Co., Ltd.	86,700	491,901
System Support, Inc.	95,600	1,378,796
YAMADA Consulting Group Co., Ltd.	102,700	1,148,021
		12,142,439

Netherlands (0.69%)
Flow Traders, Ltd.	32,809	812,705

Philippines (1.02%)
AllHome Corp.	7,921,000	300,336
Concepcion Industrial Corp.	1,376,400	336,986

See Notes to Financial Statements.

Annual Report | April 30, 2023	43

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
Philippines (continued)
Pryce Corp.	6,013,600	$554,834
		1,192,156

Poland (1.24%)
Auto Partner SA	202,656	902,728
Inter Cars SA	4,500	557,891
		1,460,619

Singapore (3.88%)
Riverstone Holdings, Ltd.	10,034,575	4,549,719

South Korea (1.21%)
Eo Technics Co., Ltd.	9,396	610,768
MegaStudyEdu Co., Ltd.	17,400	813,838
		1,424,606

Sweden (0.80%)
KNOW IT AB	40,760	943,974

Taiwan (5.75%)
Acer E-Enabling Service Business, Inc.	95,000	920,875
FineTek Co., Ltd.	186,005	575,395
Fuzetec Technology Co., Ltd.	487,363	832,286
M3 Technology, Inc.	81,000	405,758
Sporton International, Inc.	115,000	989,428
Wistron Information Technology & Services Corp.	760,600	3,030,772
		6,754,514

United States (21.71%)
Bank of NT Butterfield & Son, Ltd.	100,081	2,575,084
Barrett Business Services, Inc.	16,000	1,337,760
Bizlink Holding, Inc.	91,000	778,499
Bowman Consulting Group, Ltd.(a)	29,971	893,136
Enhabit, Inc.(a)	37,835	463,479
Esquire Financial Holdings, Inc.	36,575	1,413,990
Evolution Petroleum Corp.	166,511	1,097,307
Figs, Inc., Class A(a)	95,148	685,066
Frontage Holdings Corp.(a)(b)(c)	3,805,000	1,177,906
Global Industrial Co.	28,449	758,166
GQG Partners, Inc.	1,350,770	1,224,512
Hackett Group, Inc.	120,335	2,233,418
Healthcare Services Group, Inc.	90,601	1,414,282
Littelfuse, Inc.	5,485	1,328,686
Ollie's Bargain Outlet Holdings, Inc.(a)	23,007	1,501,207
P10, Inc., Class A	86,768	896,313
Plumas Bancorp	70,025	2,682,657

	Shares	Value (Note 2)
United States (continued)
Sprouts Farmers Market, Inc.(a)	33,793	$1,171,265
Western Alliance Bancorp	49,817	1,849,207
		25,481,940

Vietnam (3.11%)
FPT Corp.	554,146	1,830,541
Vietnam Technological & Commercial Joint Stock Bank(a)	1,445,900	1,818,083
		3,648,624

TOTAL COMMON STOCKS
(Cost $108,218,410)		109,863,184

	Shares	Value (Note 2)
RIGHTS AND WARRANTS (0.00%)(d)
Taiwan (0.00%)(d)
Bizlink Holding, Inc., strike price 230.00 TWD, expires 5/8/2023	2,320	2,490

TOTAL RIGHTS AND WARRANTS
(Cost $0)		2,490

TOTAL INVESTMENTS (93.58%)
(Cost $108,218,410)		$109,865,674

Other Assets In Excess Of Liabilities (6.42%)		7,539,971

NET ASSETS (100.00%)		$117,405,645

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $5,324,360, representing 4.54% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of these securities was $11,775,803, representing 10.03% of net assets.

(d)	Less than 0.005%.

See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

April 30, 2023

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2023	45

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

April 30, 2023

Sector Composition (April 30, 2023)
Technology	20.8%
Financials	20.7%
Consumer	19.2%
Health Care	14.3%
Industrials	12.4%
Energy & Materials	6.2%
Cash, Cash Equivalents, & Other Net Assets	6.4%
Total	100%

Industry Composition (April 30, 2023)
IT Services	11.8%
Banks	10.7%
Capital Markets	10.0%
Broadline Retail	9.1%
Health Care Equipment & Supplies	6.4%
Professional Services	5.6%
Pharmaceuticals	5.5%
Oil, Gas & Consumable Fuels	3.7%
Specialty Retail	3.6%
Communications Equipment	3.3%
Automobile Components	2.3%
Electronic Equipment, Instruments & Components	2.2%
Semiconductors & Semiconductor Equipment	1.6%
Machinery	1.6%
Construction & Engineering	1.5%
Health Care Providers & Services	1.4%
Distributors	1.3%
Chemicals	1.3%
Commercial Services & Supplies	1.2%
Electrical Equipment	1.2%
Containers & Packaging	1.2%
Consumer Staples Distribution & Retail	1.0%
Trading Companies & Distributors	1.0%
Life Sciences Tools & Services	1.0%
Other Industries (each less than 1%)	4.1%
Cash and Other Assets, Less Liabilities	6.4%
Total	100.0%

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (98.01%)
Argentina (0.88%)
Globant SA(a)	698	$109,495

Australia (2.62%)
Atturra, Ltd.(a)	55,181	32,314
Domino's Pizza Enterprises, Ltd.	957	31,928
EQT Holdings, Ltd.	2,715	48,506
HUB24, Ltd.	1,672	31,299
Imdex, Ltd.	16,571	22,807
Kogan.com, Ltd.(a)	19,766	56,894
Netwealth Group, Ltd.	3,528	31,679
PeopleIN, Ltd.	20,576	42,207
QANTM Intellectual Property, Ltd.	48,896	27,825
		325,459

Belgium (1.16%)
Melexis NV	582	55,377
Warehouses De Pauw CVA	1,706	50,981
X-Fab Silicon Foundries SE(a)(b)(c)	4,483	38,111
		144,469

Brazil (2.42%)
CI&T, Inc., Class A(a)	1,866	7,352
Grupo Mateus SA(a)	56,460	62,371
Hypera SA	4,200	31,434
Locaweb Servicos de Internet SA(a)(b)(c)	21,700	22,928
Patria Investments, Ltd., Class A	6,651	98,634
Pet Center Comercio e Participacoes SA	43,370	53,563
XP, Inc., Class A(a)	1,741	24,879
		301,161

Britain (12.23%)
AB Dynamics PLC	2,170	47,452
Abcam PLC, ADR(a)	3,424	55,777
B&M European Value Retail SA	22,307	134,481
CVS Group PLC	5,705	151,999
Dechra Pharmaceuticals PLC	2,675	125,396
Diploma PLC	1,466	49,487
Elixirr International PLC	5,312	34,715
Endava PLC, ADR(a)	2,242	129,072
Ergomed PLC(a)	1,250	16,809
Foresight Group Holdings, Ltd.	7,371	38,907
FRP Advisory Group PLC	25,867	35,272
Gresham House PLC	3,389	34,371
Halma PLC	1,305	37,853
Hotel Chocolat Group PLC(a)	10,089	21,872

	Shares	Value (Note 2)
Britain (continued)
Impax Asset Management Group PLC	13,439	$132,414
JTC PLC(b)(c)	7,548	75,224
Keystone Law Group PLC	2,726	15,502
Marlowe PLC(a)	4,682	29,656
Pensionbee Group PLC(a)	7,202	7,349
Petershill Partners PLC(b)(c)	10,035	21,036
Pets at Home Group PLC	9,706	47,036
Softcat PLC	5,763	96,835
St. James's Place PLC	3,295	49,961
Volution Group PLC	21,141	115,150
YouGov PLC	1,698	18,139
		1,521,765

Canada (1.38%)
Aritzia, Inc.(a)	1,334	42,398
Converge Technology Solutions Corp.(a)	13,002	31,669
Docebo, Inc.(a)	905	35,135
Gildan Activewear, Inc.	939	30,578
Richelieu Hardware, Ltd.	1,078	32,415
		172,195

China (4.74%)
Alibaba Group Holding, Ltd.(a)	2,200	22,996
Angelalign Technology, Inc.(b)(c)	1,200	14,974
ANTA Sports Products, Ltd.	1,200	14,798
China Yongda Automobiles Services Holdings, Ltd.	23,400	15,680
CSPC Pharmaceutical Group, Ltd.	18,000	18,299
Guangzhou Kingmed Diagnostics Group Co., Ltd.	3,600	42,505
Hangzhou Robam Appliances Co., Ltd., Class A	8,831	33,205
Hangzhou Tigermed Consulting Co., Ltd., Class A	2,221	29,159
Man Wah Holdings, Ltd.	56,900	47,697
Shanghai Hanbell Precise Machinery Co., Ltd.	5,800	20,510
Shenzhen Mindray Bio- Medical Electronics Co., Ltd., Class A	1,400	63,026
Silergy Corp.	7,000	109,409
Suofeiya Home Collection Co., Ltd., Class A	6,700	18,297
TK Group Holdings, Ltd.	65,200	14,037
WuXi AppTec Co., Ltd., Class A(b)(c)	1,500	14,621
WuXi AppTec Co., Ltd., Class H(b)(c)	8,234	72,011
Wuxi Biologics Cayman, Inc.(a)(b)(c)	6,500	38,463
		589,687

See Notes to Financial Statements.

Annual Report | April 30, 2023	47

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
Colombia (1.03%)
Canacol Energy, Ltd.	2,360	$17,506
Parex Resources, Inc.	5,440	110,458
		127,964

Finland (0.99%)
Evli Oyj	938	19,225
Musti Group Oyj	5,037	104,290
		123,515

France (3.99%)
Alten SA	883	149,839
Antin Infrastructure Partners SA	3,050	51,420
Aubay	398	19,538
BioMerieux	193	20,182
Esker SA	139	21,137
Neurones	240	10,036
Thermador Groupe	482	49,925
Virbac SA	418	142,555
Wavestone	624	32,076
		496,708

Germany (2.91%)
Atoss Software AG	296	59,231
Dermapharm Holding SE	2,240	112,207
Friedrich Vorwerk Group SE	643	7,766
Mensch und Maschine Software SE	997	56,688
Nagarro SE(a)	344	36,882
Nexus AG	1,243	71,223
QIAGEN NV(a)	417	18,602
		362,599

Hong Kong (0.69%)
Plover Bay Technologies, Ltd.(c)	106,861	31,720
Techtronic Industries Co., Ltd.	5,000	53,760
		85,480

India (4.45%)
Ajanta Pharma, Ltd.	2,822	45,263
AU Small Finance Bank, Ltd.(b)	2,529	20,515
Avenue Supermarts, Ltd.(a)(b)(c)	289	12,402
Bajaj Finance, Ltd.	227	17,420
Cera Sanitaryware, Ltd.	249	18,990
City Union Bank, Ltd.	36,278	62,794
Computer Age Management Services, Ltd.	422	10,629
Gulf Oil Lubricants India, Ltd.	9,077	45,254
IndiaMart InterMesh, Ltd.(b)(c)	515	33,773
Kotak Mahindra Bank, Ltd.	3,363	79,643
Metropolis Healthcare, Ltd.(b)(c)	2,372	36,274
Motherson Sumi Wiring India, Ltd.	25,701	16,880

	Shares	Value (Note 2)
India (continued)
Polycab India, Ltd.	500	$19,584
SJS Enterprises, Ltd.(a)	4,747	26,958
Tarsons Products, Ltd.(a)	628	4,339
WNS Holdings, Ltd., ADR(a)	1,139	102,704
		553,422

Indonesia (1.85%)
Arwana Citramulia Tbk PT	677,300	42,245
Avia Avian Tbk PT	871,500	35,644
Bank Central Asia Tbk PT	36,500	22,517
Bank Tabungan Pensiunan Nasional Syariah	262,000	38,219
Metrodata Electronics Tbk PT	336,400	13,071
Selamat Sempurna Tbk PT	566,500	60,048
Ultrajaya Milk Industry & Trading Co. Tbk PT	188,000	18,390
		230,134

Ireland (1.32%)
ICON PLC, ADR(a)	153	29,482
Keywords Studios PLC	3,027	102,713
Uniphar PLC	9,638	32,179
		164,374

Israel (0.61%)
Max Stock, Ltd.	9,493	18,087
Monday.com, Ltd.(a)	117	14,265
Wix.com, Ltd.(a)	504	43,964
		76,316

Italy (1.85%)
FinecoBank Banca Fineco SpA	1,275	19,290
GVS SpA(a)(b)(c)	2,062	14,030
Interpump Group SpA	912	50,729
Recordati Industria Chimica e Farmaceutica SpA	1,817	83,550
Sesa SpA	515	62,934
		230,533

Japan (11.43%)
BayCurrent Consulting, Inc.	3,300	113,960
Beenos, Inc.	5,000	69,470
Bengo4.com, Inc.(a)	1,300	24,837
Carenet, Inc.	5,700	39,075
Central Automotive Products, Ltd.	1,300	27,547
Charm Care Corp.	6,700	53,061
Comture Corp.	1,200	17,598
Confidence, Inc.	1,000	13,446
Cosmos Pharmaceutical Corp.	200	19,641
Create SD Holdings Co., Ltd.	800	19,318
Creema, Ltd.(a)	3,600	10,833
CrowdWorks, Inc.(a)	1,200	12,569
Cyber Security Cloud, Inc.(a)	3,500	46,882
Digital Arts, Inc.	600	22,195

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
Japan (continued)
eGuarantee, Inc.	2,100	$32,461
eWeLL Co. Ltd/JP	600	17,659
Freee KK(a)	600	17,043
Gakujo Co., Ltd.	1,700	20,126
GMO Payment Gateway, Inc.	100	7,773
GMO Pepabo, Inc.	1,500	19,575
gremz, Inc.	1,300	20,505
Hennge KK(a)	3,200	17,075
M&A Capital Partners Co., Ltd.(a)	2,300	64,740
M&A Research Institute Holdings, Inc.(a)	500	37,029
M3, Inc.	700	17,057
MarkLines Co., Ltd.	3,000	51,701
MatsukiyoCocokara & Co.	300	16,008
MCJ Co., Ltd.	1,700	11,729
Medikit Co., Ltd.	700	12,166
Meinan M&A Co., Ltd.	2,100	16,492
Meitec Corp.	2,400	40,357
MonotaRO Co., Ltd.	4,000	60,127
OBIC Business Consultants Co., Ltd.	900	33,954
Open Door, Inc.(a)	1,400	14,982
Prestige International, Inc.	3,300	14,315
SBI Global Asset Management Co., Ltd.	5,400	19,857
Seria Co., Ltd.	3,000	53,308
Shofu, Inc.	1,200	18,382
SMS Co., Ltd.	600	13,960
Sun*, Inc.(a)	7,300	50,472
Synchro Food Co., Ltd.(a)	2,800	10,173
System Information Co., Ltd.	3,600	20,425
System Support, Inc.	2,200	31,730
Syuppin Co., Ltd.	3,100	20,000
TechnoPro Holdings, Inc.	700	19,010
Tsuruha Holdings, Inc.	400	26,100
User Local, Inc.	1,800	26,621
Visional, Inc.(a)	800	41,690
WDB coco Co., Ltd.	300	10,327
YAKUODO Holdings Co., Ltd.	1,500	27,282
		1,422,643

Luxembourg (0.12%)
Sword Group	316	15,182

Mexico (0.92%)
Bolsa Mexicana de Valores SAB de CV	10,300	22,697
GMexico Transportes SAB de CV(b)(c)	11,132	25,676
Grupo Aeroportuario del Centro Norte SAB de CV	2,151	23,597
Regional SAB de CV	5,750	42,097
		114,067

	Shares	Value (Note 2)
Netherlands (0.28%)
Alfen N.V.(a)(b)(c)	229	$18,481
Shop Apotheke Europe NV(a)(b)(c)	162	16,152
		34,633

Norway (0.98%)
Bouvet ASA	7,352	46,152
Nordic Semiconductor ASA(a)	1,330	14,371
Self Storage Group ASA(a)	13,771	35,923
SmartCraft ASA(a)	13,607	25,919
		122,365

Philippines (0.90%)
AllHome Corp.	196,808	7,462
Century Pacific Food, Inc.	56,600	26,417
Philippine Seven Corp.(a)	16,120	23,721
Puregold Price Club, Inc.	35,797	21,070
Wilcon Depot, Inc.	63,033	32,948
		111,618

Poland (0.94%)
Answear.com SA, Class A(a)	1,850	15,779
Auto Partner SA	5,436	24,215
Dino Polska SA(a)(b)(c)	760	77,313
		117,307

Singapore (0.54%)
iFAST Corp., Ltd.	5,800	20,082
Keppel DC REIT(a)	12,000	19,335
Riverstone Holdings, Ltd.	61,445	27,859
		67,276

South Africa (0.21%)
Italtile, Ltd.	37,806	25,524

South Korea (1.24%)
Coupang, Inc.(a)	1,926	32,280
Hyundai Ezwel Co., Ltd.	6,797	33,416
LEENO Industrial, Inc.	283	28,249
MegaStudyEdu Co., Ltd.	484	22,638
Saramin Co., Ltd.	1,500	25,553
Tokai Carbon Korea Co., Ltd.	162	12,056
		154,192

Sweden (3.73%)
AddTech AB, Class B	1,653	33,044
Beijer Alma AB	1,919	43,601
Byggfakta Group Nordic Holdco AB(a)	4,150	15,175
EQT AB	2,050	43,938
KNOW IT AB	4,632	107,274
Lifco AB	1,109	25,251
Lyko Group AB, Class A(a)(c)	640	10,472
Nordnet AB publ	1,331	20,870
Sagax AB, Class B	2,361	57,787
Sdiptech AB, Class B(a)	1,930	44,491
See Notes to Financial Statements.

Annual Report | April 30, 2023	49

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
Sweden (continued)
SwedenCare AB	12,187	$38,742
Teqnion AB	485	8,447
Vitec Software Group AB, Class B	290	15,242
		464,334

Taiwan (2.99%)
91APP, Inc.	3,000	14,199
Acer E-Enabling Service Business, Inc.	2,000	19,387
Brighten Optix Corp.	3,000	23,518
FineTek Co., Ltd.	6,660	20,602
Fuzetec Technology Co., Ltd.	11,000	18,785
M3 Technology, Inc.	4,000	20,037
Sinbon Electronics Co., Ltd.	7,000	77,417
Sporton International, Inc.	14,000	120,452
Voltronic Power Technology Corp.	1,000	57,250
		371,647

Thailand (0.42%)
Humanica PCL	60,700	17,331
Netbay PCL	15,500	10,077
TQM Alpha PCL	33,500	25,017
		52,425

United States (27.05%)
Alexandria Real Estate
Equities, Inc.	246	30,548
Align Technology, Inc.(a)	120	39,036
Alpha Teknova, Inc.(a)	3,743	7,074
Ares Management Corp., Class A	247	21,635
Ashtead Group PLC	494	28,416
Barrett Business Services, Inc.	383	32,023
BILL Holdings, Inc.(a)	335	25,731
Bizlink Holding, Inc.	8,000	68,439
Blue Owl Capital, Inc.	1,776	19,998
Bowman Consulting Group, Ltd.(a)	1,197	35,671
Cactus, Inc., Class A	374	15,140
Chewy, Inc., Class A(a)	611	18,947
Cloudflare, Inc., Class A(a)	533	25,078
Crowdstrike Holdings, Inc., Class A(a)	442	53,062
Datadog, Inc., Class A(a)	380	25,604
Dexcom, Inc.(a)	263	31,912
Digital Realty Trust, Inc.	240	23,796
DigitalOcean Holdings, Inc.(a)	1,665	52,514
Doximity, Inc., Class A(a)	502	18,448
Elastic NV(a)	1,038	59,426
EPAM Systems, Inc.(a)	66	18,641
Equinix, Inc.	36	26,067
Etsy, Inc.(a)	236	23,843
Evolution Petroleum Corp.	3,329	21,938

	Shares	Value (Note 2)
United States (continued)
ExlService Holdings, Inc.(a)	161	$28,719
Fastenal Co.	879	47,325
Five Below, Inc.(a)	175	34,538
Freshpet, Inc.(a)	567	39,106
Frontage Holdings Corp.(a)(b)(c)	325,700	100,826
Genpact, Ltd.	2,360	105,138
Gitlab, Inc., Class A(a)	872	26,474
Global Industrial Co.	2,880	76,752
Goosehead Insurance, Inc., Class A(a)	792	45,540
GQG Partners, Inc.	60,389	54,744
Hackett Group, Inc.	2,404	44,618
HealthEquity, Inc.(a)	545	29,130
Heska Corp.(a)	242	28,353
Houlihan Lokey, Inc.	402	36,735
HubSpot, Inc.(a)	211	88,820
I3 Verticals, Inc., Class A(a)	1,004	23,343
Insperity, Inc.	478	58,536
JFrog, Ltd.(a)	4,008	74,429
Joint Corp.(a)	1,224	19,327
LeMaitre Vascular, Inc.	1,175	63,450
Littelfuse, Inc.	295	71,461
Lululemon Athletica, Inc.(a)	95	36,093
MarketAxess Holdings, Inc.	91	28,972
MaxCyte, Inc.(a)	8,363	41,815
Medpace Holdings, Inc.(a)	264	52,837
Microchip Technology, Inc.	769	56,129
Moelis & Co., Class A	615	23,296
Monolithic Power Systems, Inc.	104	48,045
MSCI, Inc.	47	22,675
New Relic, Inc.(a)	425	30,375
NV5 Global, Inc.(a)	418	39,597
Ollie's Bargain Outlet Holdings, Inc.(a)	1,741	113,600
P10, Inc., Class A	9,190	94,933
PagerDuty, Inc.(a)	1,564	47,014
Paycom Software, Inc.(a)	296	85,950
PJT Partners, Inc., Class A	1,302	89,539
Pool Corp.	186	65,346
Power Integrations, Inc.	240	17,467
Qualys, Inc.(a)	924	104,357
Rexford Industrial Realty, Inc.	781	43,556
Ross Stores, Inc.	293	31,272
Shoals Technologies Group, Inc., Class A(a)	1,872	39,106
Silicon Laboratories, Inc.(a)	268	37,332
Skechers USA, Inc., Class A, Class A(a)	425	22,606
Smartsheet, Inc., Class A(a)	1,107	45,243
SPDR S&P Regional Banking ETF	793	33,829
Sprouts Farmers Market, Inc.(a)	897	31,090
Squarespace, Inc., Class A(a)	1,896	58,966
Terreno Realty Corp.	526	32,396
Texas Roadhouse, Inc.	229	25,332

See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
United States (continued)
TPG, Inc.	1,346	$38,994
Tradeweb Markets, Inc.	589	41,471
TriMas Corp.	646	16,415
Ulta Beauty, Inc.(a)	25	13,786
WW Grainger, Inc.	53	36,865
		3,366,650

Vietnam (1.13%)
FPT Corp.	24,000	79,280
Vietnam Technological & Commercial Joint Stock Bank(a)	49,000	61,613
		140,893

TOTAL COMMON STOCKS
(Cost $13,347,977)		12,196,032

	Shares	Value (Note 2)
RIGHTS AND WARRANTS (0.00%)(d)
Taiwan (0.00%)(d)
Bizlink Holding, Inc., strike price 230.00 TWD, expires 5/8/2023	204	219

TOTAL RIGHTS AND WARRANTS
(Cost $0)		219

TOTAL INVESTMENTS (98.01%)
(Cost $13,347,977)		$12,196,251

Other Assets In Excess Of Liabilities (1.99%)		247,611

NET ASSETS (100.00%)		$12,443,862

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $652,810, representing 5.25% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of these securities was $674,487, representing 5.42% of net assets.

(d)	Less than 0.005%.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2023	51

Grandeur Peak Global Explorer Fund	Portfolio of Investments

April 30, 2023

Sector Composition (April 30, 2023)

Technology	27.7%
Financials	18.0%
Industrials	17.8%
Consumer	16.3%
Health Care	15.8%
Energy & Materials	2.4%
Cash, Cash Equivalents, & Other Net Assets	2.0%
Total	100%

Percentages are based upon corporate bonds, U.S. Treasury obligations, common stocks, preferred stocks and convertible preferred stocks as a percentage of net assets.

Industry Composition (April 30, 2023)

IT Services	11.69%
Capital Markets	11.37%
Software	9.03%
Professional Services	7.62%
Pharmaceuticals	4.80%
Broadline Retail	4.22%
Specialty Retail	4.10%
Trading Companies & Distributors	3.68%
Life Sciences Tools & Services	3.51%
Semiconductors & Semiconductor Equipment	3.35%
Health Care Providers & Services	2.93%
Consumer Staples Distribution & Retail	2.84%
Banks	2.77%
Health Care Equipment & Supplies	2.76%
Electronic Equipment, Instruments & Components	2.41%
Electrical Equipment	1.80%
Machinery	1.57%
Building Products	1.42%
Health Care Technology	1.31%
Oil, Gas & Consumable Fuels	1.27%
Automobile Components	1.22%
Industrial REITs	1.02%
Other Industries (each less than 1%)	11.32%
Cash, Cash Equivalents, & Other Net Assets	1.99%
Total	100%

See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

 April 30, 2023

		Value
	Shares	(Note 2)
COMMON STOCKS (99.32%)
Australia (8.01%)
Atturra, Ltd.(a)	565,242	$331,008
Australian Ethical Investment, Ltd.	44,054	94,448
EQT Holdings, Ltd.	14,557	260,074
Fiducian Group, Ltd.	208,133	815,311
Kogan.com, Ltd.(a)	280,402	807,107
Megaport, Ltd.(a)	59,411	221,328
PeopleIN, Ltd.	214,011	438,994
Silk Logistics Holdings, Ltd.	294,436	459,794
Whispir, Ltd.(a)	909,737	195,641
		3,623,705

Belgium (0.64%)
X-Fab Silicon Foundries SE(a)(b)(c)	34,079	289,712

Britain (13.47%)
AB Dynamics PLC	15,230	333,043
CVS Group PLC	11,141	296,832
Elixirr International PLC	75,805	495,395
Ergomed PLC(a)	16,808	226,022
Foresight Group Holdings, Ltd.	78,753	415,688
Franchise Brands PLC	102,000	215,357
FRP Advisory Group PLC	325,991	444,515
Gresham House PLC	23,120	234,483
Hotel Chocolat Group PLC(a)	66,675	144,545
Impax Asset Management Group PLC	75,324	742,164
JTC PLC(b)(c)	38,251	381,212
Keystone Law Group PLC	25,488	144,946
On the Beach Group PLC(a)(b)(c)	117,356	194,684
Pensionbee Group PLC(a)	153,582	156,728
Premier Miton Group PLC	268,041	308,229
Victorian Plumbing Group PLC	341,564	313,361
Volution Group PLC	136,926	745,805
XPS Pensions Group PLC(c)	147,229	301,600
		6,094,609

Canada (0.60%)
BioSyent, Inc.	48,100	269,816

China (0.70%)
TK Group Holdings, Ltd.	1,462,600	314,892

Finland (1.84%)
Musti Group Oyj	40,126	830,800

France (3.50%)
Aubay	3,600	176,723
Esker SA	1,872	284,662
Neurones	9,400	393,082
Thermador Groupe	4,482	464,241
		Value
	Shares	(Note 2)
France (continued)
Wavestone	5,180	$266,272
		1,584,980

Germany (1.90%)
Friedrich Vorwerk Group SE	5,285	63,827
Mensch und Maschine Software SE	7,688	437,126
Nexus AG	6,251	358,176
		859,129

Greece (1.21%)
Kri-Kri Milk Industry SA	42,365	308,102
Sarantis SA	30,088	238,047
		546,149

Hong Kong (0.91%)
Plover Bay Technologies, Ltd.(c)	1,383,600	410,692

India (4.20%)
Cera Sanitaryware, Ltd.	5,942	453,171
Gulf Oil Lubricants India, Ltd.	91,196	454,664
Jyothy Labs, Ltd.	121,614	289,411
Metropolis Healthcare, Ltd.(b)(c)	19,428	297,107
Tarsons Products, Ltd.(a)	11,121	76,834
Westlife Foodworld, Ltd.(a)	35,235	329,052
		1,900,239

Indonesia (0.89%)
Arwana Citramulia Tbk PT	2,517,600	157,028
Selamat Sempurna Tbk PT	2,309,700	244,825
		401,853

Ireland (0.67%)
Uniphar PLC	90,411	301,861

Israel (0.17%)
Max Stock, Ltd.	41,382	78,845

Japan (23.17%)
Beenos, Inc.	88,800	1,233,795
Bengo4.com, Inc.(a)	15,000	286,579
Carenet, Inc.	87,300	598,467
Central Automotive Products, Ltd.	10,900	230,968
Charm Care Corp.	70,600	559,121
Comture Corp.	10,200	149,580
Confidence, Inc.	12,300	165,390
Creema, Ltd.(a)	49,200	148,057
CrowdWorks, Inc.(a)	29,000	303,740
Cyber Security Cloud, Inc.(a)	14,700	196,906
eGuarantee, Inc.	26,000	401,894
eWeLL Co. Ltd/JP	7,500	220,742
GMO Pepabo, Inc.	25,200	328,860

See Notes to Financial Statements.

Annual Report | April 30, 2023	53

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
Japan (continued)
Hennge KK(a)	39,800	$212,372
M&A Capital Partners Co., Ltd.(a)	26,300	740,288
MarkLines Co., Ltd.	19,000	327,440
Medikit Co., Ltd.	4,800	83,426
Meinan M&A Co., Ltd.	27,100	212,830
Open Door, Inc.(a)	11,300	120,925
Prestige International, Inc.	50,000	216,889
Shofu, Inc.	4,700	71,995
Strike Co., Ltd.	5,700	151,657
Sun*, Inc.(a)	135,500	936,849
Synchro Food Co., Ltd.(a)	62,300	226,346
System Information Co., Ltd.	33,400	189,498
System Support, Inc.	38,700	558,153
Syuppin Co., Ltd.	36,100	232,903
User Local, Inc.	11,200	165,643
WDB coco Co., Ltd.	5,000	172,116
YAKUODO Holdings Co., Ltd.	42,700	776,620
YMIRLINK, Inc.(a)	26,600	260,836
		10,480,885

Luxembourg (0.95%)
Sword Group	8,972	431,042

Norway (2.30%)
Bouvet ASA	38,828	243,744
Self Storage Group ASA(a)	184,370	480,948
SmartCraft ASA(a)	166,002	316,208
		1,040,900

Oman (0.34%)
Tethys Oil AB	30,300	154,971

Philippines (1.03%)
AllHome Corp.	3,701,098	140,333
Pryce Corp.	3,545,900	327,156
		467,489

Poland (2.15%)
Answear.com SA, Class A(a)	46,403	395,787
Auto Partner SA	77,576	345,561
Shoper SA	30,600	229,384
		970,732

Singapore (1.20%)
Riverstone Holdings, Ltd.	1,194,125	541,421

South Korea (0.75%)
Hyundai Ezwel Co., Ltd.	25,910	127,382
MegaStudyEdu Co., Ltd.	4,572	213,843
		341,225

Sweden (7.17%)
KNOW IT AB	31,682	733,734
Lyko Group AB, Class A(a)(c)	12,424	203,290
		Value
	Shares	(Note 2)
Sweden (continued)
Rvrc Holding AB	65,929	$196,725
Sdiptech AB, Class B(a)	8,461	195,043
SwedenCare AB	356,067	1,131,909
Teqnion AB	20,413	355,509
Vitec Software Group AB, Class B	8,128	427,203
		3,243,413

Taiwan (6.29%)
Acer E-Enabling Service
Business, Inc.	59,000	571,912
FineTek Co., Ltd.	93,256	288,482
Fuzetec Technology Co., Ltd.	61,955	105,803
GEM Services, Inc./Tw	182,000	431,578
M3 Technology, Inc.	53,000	265,496
Sporton International, Inc.	98,761	849,712
Wistron Information Technology & Services Corp.	83,000	330,731
		2,843,714

Thailand (0.77%)
Humanica PCL	935,000	266,967
Netbay PCL	125,000	81,265
		348,232

United States (14.49%)
4imprint Group PLC	7,536	427,138
Barrett Business Services, Inc.	7,561	632,175
Bowman Consulting Group, Ltd.(a)	23,255	692,999
Evolution Petroleum Corp.	88,988	586,431
Figs, Inc., Class A(a)	40,006	288,043
Frontage Holdings Corp.(a)(b)(c)	1,093,800	338,605
Global Industrial Co.	12,150	323,798
Hackett Group, Inc.	33,010	612,666
Heska Corp.(a)	1,785	209,131
Joint Corp.(a)	57,499	907,909
LeMaitre Vascular, Inc.	12,981	700,974
MaxCyte, Inc.(a)	115,776	578,880
Plumas Bancorp	6,666	255,374
		6,554,123

TOTAL COMMON STOCKS
(Cost $42,502,649)		44,925,429

TOTAL INVESTMENTS (99.32%)
(Cost $42,502,649)		$44,925,429

Other Assets In Excess Of Liabilities (0.68%)		306,273

NET ASSETS (100.00%)		$45,231,702

See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2023

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $1,501,320, representing 3.32% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of these securities was $2,416,902, representing 5.34% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2023)
Technology	27.4%
Consumer	18.7%
Health Care	18.4%
Industrials	18.2%
Financials	13.2%
Energy & Materials	3.4%
Cash, Cash Equivalents, & Other Net Assets	0.7%
Total	100%

Industry Composition (April 30, 2023)
IT Services	14.7%
Capital Markets	11.7%
Professional Services	6.8%
Software	6.7%
Specialty Retail	6.1%
Health Care Providers & Services	5.3%
Broadline Retail	4.7%
Health Care Equipment & Supplies	4.3%
Building Products	3.1%
Pharmaceuticals	3.1%
Life Sciences Tools & Services	3.1%
Health Care Technology	2.6%
Trading Companies & Distributors	2.5%
Oil, Gas & Consumable Fuels	2.4%
Commercial Services & Supplies	2.0%
Interactive Media & Services	1.8%
Consumer Staples Distribution & Retail	1.7%
Semiconductors & Semiconductor Equipment	1.6%
Construction & Engineering	1.5%
Hotels, Restaurants & Leisure	1.4%
Automobile Components	1.2%
Diversified Consumer Services	1.0%
Air Freight & Logistics	1.0%
Chemicals	1.0%
Food Products	1.0%
Other Industries (each less than 1%)	7.0%
Cash and Other Assets, Less Liabilities	0.7%
Total	100.0%

See Notes to Financial Statements.

Annual Report | April 30, 2023	55

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
COMMON STOCKS (96.77%)
Argentina (0.89%)
Globant SA(a)	38,199	$5,992,277

Australia (0.11%)
Fiducian Group, Ltd.	182,850	716,271

Belgium (2.27%)
Melexis NV	102,099	9,714,660
X-Fab Silicon Foundries SE(a)(b)(c)	666,184	5,663,357
		15,378,017

Brazil (1.12%)
Hypera SA	543,800	4,069,942
Patria Investments, Ltd., Class A	238,699	3,539,906
		7,609,848

Britain (19.93%)
Abcam PLC, ADR(a)	242,082	3,943,516
B&M European Value Retail SA	3,818,859	23,022,580
City of London Investment
Group PLC	393,420	2,155,726
CVS Group PLC	739,787	19,710,298
Dechra Pharmaceuticals PLC	345,155	16,179,818
Diploma PLC	156,894	5,296,183
Elixirr International PLC	59,520	388,971
Endava PLC, ADR(a)	253,670	14,603,782
Foresight Group Holdings, Ltd.	617,350	3,258,602
FRP Advisory Group PLC	756,129	1,031,042
Halma PLC	99,798	2,894,731
Impax Asset Management Group PLC	572,777	5,643,549
Intertek Group PLC	99,935	5,219,679
JTC PLC(b)(c)	522,872	5,210,978
Marlowe PLC(a)	252,521	1,599,479
On the Beach Group PLC(a)(b)(c)	1,126,330	1,868,488
Premier Miton Group PLC	1,939,173	2,229,915
Softcat PLC	350,541	5,890,076
St. James's Place PLC	340,805	5,167,541
Victorian Plumbing Group PLC	1,039,569	953,733
Volution Group PLC	1,557,641	8,484,122
		134,752,809

Canada (1.94%)
Aritzia, Inc.(a)	101,000	3,209,994
Gildan Activewear, Inc.	119,825	3,902,040
Richelieu Hardware, Ltd.	200,965	6,042,967
		13,155,001

China (3.30%)
Hangzhou Robam Appliances Co., Ltd., Class A	1,241,826	4,669,260
		Value
	Shares	(Note 2)
China (continued)
Man Wah Holdings, Ltd.	4,124,900	$3,457,714
Shanghai Hanbell Precise Machinery Co., Ltd.	903,700	3,195,729
Silergy Corp.	553,008	8,643,420
Suofeiya Home Collection Co., Ltd., Class A	871,633	2,380,315
		22,346,438

Colombia (0.55%)
Parex Resources, Inc.	183,302	3,721,916

Finland (1.26%)
Musti Group Oyj	411,649	8,523,101

France (7.01%)
Alten SA	93,899	15,934,025
Antin Infrastructure Partners SA	83,500	1,407,737
Esker SA	14,780	2,247,488
Neurones	110,960	4,640,043
Thermador Groupe	61,905	6,412,057
Virbac SA	40,133	13,686,931
Wavestone	59,623	3,064,850
		47,393,131

Germany (3.11%)
Dermapharm Holding SE	126,789	6,351,186
Friedrich Vorwerk Group SE	60,903	735,517
Nagarro SE(a)	30,956	3,318,956
Nexus AG	79,645	4,563,580
QIAGEN NV(a)	135,956	6,064,997
		21,034,236

Hong Kong (0.66%)
Techtronic Industries Co., Ltd.	418,000	4,494,366

India (3.68%)
Ajanta Pharma, Ltd.	162,182	2,601,293
Cera Sanitaryware, Ltd.	37,350	2,848,524
City Union Bank, Ltd.	2,197,117	3,802,980
Gulf Oil Lubricants India, Ltd.	186,873	931,668
Metropolis Healthcare, Ltd.(b)(c)	245,876	3,760,116
WNS Holdings, Ltd., ADR(a)	121,356	10,942,671
		24,887,252

Indonesia (1.33%)
Arwana Citramulia Tbk PT	46,609,800	2,907,155
Selamat Sempurna Tbk PT	40,416,300	4,284,073
Ultrajaya Milk Industry & Trading Co. Tbk PT	18,240,200	1,784,232
		8,975,460

Ireland (2.14%)
ICON PLC, ADR(a)	29,787	5,739,657

See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
Ireland (continued)
Keywords Studios PLC	256,516	$8,704,200
		14,443,857

Italy (1.94%)
Interpump Group SpA	92,681	5,155,299
Recordati Industria Chimica e Farmaceutica SpA	123,234	5,666,602
Sesa SpA	19,047	2,327,566
		13,149,467

Japan (9.95%)
AIT Corp.	268,100	3,134,671
BayCurrent Consulting, Inc.	142,600	4,924,460
Carenet, Inc.	444,200	3,045,123
Charm Care Corp.	191,500	1,516,595
Comture Corp.	162,900	2,388,889
Create SD Holdings Co., Ltd.	127,500	3,078,829
Funai Soken Holdings, Inc.	110,800	2,109,547
Kitz Corp.	32,100	218,170
M&A Capital Partners Co., Ltd.(a)	221,000	6,220,669
MarkLines Co., Ltd.	247,400	4,263,607
MonotaRO Co., Ltd.	176,500	2,653,103
Prestige International, Inc.	554,900	2,407,031
Seria Co., Ltd.	291,900	5,186,905
Strike Co., Ltd.	219,800	5,848,104
Sun*, Inc.(a)	367,100	2,538,135
Synchro Food Co., Ltd.(a)	449,300	1,632,379
System Information Co., Ltd.	135,500	768,773
Trancom Co., Ltd.	92,570	4,633,766
Tsuruha Holdings, Inc.	76,600	4,998,158
User Local, Inc.	140,200	2,073,493
Visional, Inc.(a)	12,100	630,555
YAKUODO Holdings Co., Ltd.	164,800	2,997,353
		67,268,315

Luxembourg (0.30%)
Sword Group	41,691	2,002,961

Mexico (1.78%)
GMexico Transportes SAB de CV(b)(c)	1,276,600	2,944,498
Grupo Aeroportuario del
Centro Norte SAB de CV	392,400	4,304,735
Regional SAB de CV	656,927	4,809,438
		12,058,671

Netherlands (0.47%)
Shop Apotheke Europe NV(a)(b)(c)	31,612	3,151,725

Norway (0.90%)
Bouvet ASA	230,309	1,445,773
Nordic Semiconductor ASA(a)	169,734	1,833,985
		Value
	Shares	(Note 2)
Norway (continued)
SmartCraft ASA(a)	1,457,082	$2,775,511
		6,055,269

Philippines (1.15%)
Concepcion Industrial Corp.	1,020,252	249,790
Puregold Price Club, Inc.	8,009,700	4,714,565
Wilcon Depot, Inc.	5,330,600	2,786,330
		7,750,685

Poland (1.42%)
Dino Polska SA(a)(b)(c)	94,163	9,578,966

Singapore (0.75%)
Riverstone Holdings, Ltd.	11,229,300	5,091,413

South Africa (0.24%)
Italtile, Ltd.	2,394,999	1,616,960

South Korea (0.53%)
Eo Technics Co., Ltd.	25,905	1,683,903
LEENO Industrial, Inc.	18,998	1,896,393
		3,580,296

Sweden (4.08%)
AddTech AB, Class B	123,292	2,464,626
Beijer Alma AB	253,396	5,757,287
Byggfakta Group Nordic Holdco AB(a)	570,528	2,086,270
Hexpol AB	235,268	2,769,060
KNOW IT AB	187,743	4,348,000
Lifco AB	106,216	2,418,461
Lyko Group AB, Class A(a)(c)	50,031	818,641
Rvrc Holding AB	214,406	639,765
Sdiptech AB, Class B(a)	199,337	4,595,128
SwedenCare AB	538,549	1,712,005
		27,609,243

Taiwan (1.75%)
Fuzetec Technology Co., Ltd.	278,482	475,573
M3 Technology, Inc.	712,000	3,566,659
Sporton International, Inc.	903,954	7,777,371
		11,819,603

United States (21.10%)
4imprint Group PLC	75,090	4,256,075
Bank of NT Butterfield & Son, Ltd.	121,455	3,125,037
Bizlink Holding, Inc.	659,900	5,645,400
Blue Owl Capital, Inc.	218,110	2,455,919
Crowdstrike Holdings, Inc., Class A(a)	34,460	4,136,923
DigitalOcean Holdings, Inc.(a)	70,999	2,239,308
Elastic NV(a)	20,635	1,181,354
Five Below, Inc.(a)	37,173	7,336,463
Frontage Holdings Corp.(a)(b)(c)	11,448,283	3,544,021

See Notes to Financial Statements.

Annual Report | April 30, 2023	57

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
United States (continued)
Genpact, Ltd.	221,698	$9,876,646
Glacier Bancorp, Inc.	51,268	1,703,636
Global Industrial Co.	192,187	5,121,783
GQG Partners, Inc.	2,094,198	1,898,450
Hackett Group, Inc.	98,183	1,822,276
Heska Corp.(a)	45,226	5,298,678
Hingham Institution For Savings The	9,516	1,851,433
HubSpot, Inc.(a)	8,442	3,553,660
Insperity, Inc.	27,905	3,417,246
JFrog, Ltd.(a)	67,577	1,254,905
LeMaitre Vascular, Inc.	102,923	5,557,842
Littelfuse, Inc.	72,007	17,442,976
MaxCyte, Inc.(a)	545,988	2,683,672
Medpace Holdings, Inc.(a)	18,926	3,787,850
NV5 Global, Inc.(a)	48,764	4,619,414
Ollie's Bargain Outlet Holdings, Inc.(a)	101,036	6,592,599
P10, Inc., Class A	400,806	4,140,326
Paycom Software, Inc.(a)	15,116	4,389,233
PJT Partners, Inc., Class A	74,849	5,147,366
Plumas Bancorp	41,313	1,582,701
Power Integrations, Inc.	21,062	1,532,892
Qualys, Inc.(a)	59,587	6,729,756
Silicon Laboratories, Inc.(a)	13,200	1,838,760
Texas Roadhouse, Inc.	32,361	3,579,774
TriMas Corp.	131,329	3,337,070
		142,681,444

Vietnam (1.11%)
Vietnam Technological & Commercial Joint Stock Bank(a)	5,964,004	7,499,174

TOTAL COMMON STOCKS
(Cost $534,709,380)		654,338,172

PREFERRED STOCKS (0.28%)
United States (0.28%)
Dataminr Inc - Private Placement(a)(d)	96,640	1,923,136

TOTAL PREFERRED STOCKS
(Cost $1,923,136)		1,923,136
		Value
	Shares	(Note 2)
RIGHTS AND WARRANTS (0.00%)(e)
Taiwan (0.00%)(e)
Bizlink Holding, Inc., strike price 230.00 TWD, expires 5/8/2023	16,827	$18,063

TOTAL RIGHTS AND WARRANTS
(Cost $0)		18,063

TOTAL INVESTMENTS (97.05%)
(Cost $536,632,516)		$656,279,371

Other Assets In Excess Of Liabilities (2.95%)		19,933,590

NET ASSETS (100.00%)		$676,212,961

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $35,722,149, representing 5.28% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of these securities was $36,333,563, representing 5.37% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

(e)	Less than 0.005%.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2023

Sector Composition (April 30, 2023)
Technology	26.9%
Industrials	21.2%
Health Care	18.5%
Consumer	16.9%
Financials	11.9%
Energy & Materials	1.7%
Cash, Cash Equivalents, & Other Net Assets	2.9%
Total	100%

Industry Composition (April 30, 2023)
IT Services	12.2%
Capital Markets	8.3%
Professional Services	7.7%
Pharmaceuticals	7.4%
Broadline Retail	5.2%
Semiconductors & Semiconductor Equipment	4.9%
Software	4.5%
Consumer Staples Distribution & Retail	4.2%
Trading Companies & Distributors	4.1%
Electronic Equipment, Instruments & Components	3.9%
Health Care Providers & Services	3.7%
Specialty Retail	3.7%
Banks	3.6%
Life Sciences Tools & Services	3.2%
Machinery	2.8%
Health Care Equipment & Supplies	2.4%
Building Products	2.0%
Household Durables	1.5%
Air Freight & Logistics	1.2%
Health Care Technology	1.2%
Commercial Services & Supplies	1.1%
Other Industries (each less than 1%)	8.3%
Cash and Other Assets, Less Liabilities	2.9%
Total	100.0%

See Notes to Financial Statements.

Annual Report | April 30, 2023	59

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
COMMON STOCKS (95.02%)
Argentina (0.88%)
Globant SA(a)	14,870	$2,332,657

Australia (1.99%)
Australian Ethical Investment, Ltd.	309,244	662,990
Domino's Pizza Enterprises, Ltd.	28,008	934,428
EQT Holdings, Ltd.	56,675	1,012,549
Imdex, Ltd.	496,245	682,999
Netwealth Group, Ltd.	89,313	801,965
PeopleIN, Ltd.	571,279	1,171,847
		5,266,778

Bangladesh (0.10%)
Square Pharmaceuticals, Ltd.	127,016	251,041

Belgium (1.16%)
Melexis NV	12,468	1,186,323
Warehouses De Pauw CVA	30,732	918,384
X-Fab Silicon Foundries SE(a)(b)(c)	113,341	963,533
		3,068,240

Brazil (1.87%)
CI&T, Inc., Class A(a)	81,500	321,110
Grupo Mateus SA(a)	1,037,600	1,146,232
Hypera SA	85,800	642,150
Locaweb Servicos de Internet SA(a)(b)(c)	533,068	563,228
Patria Investments, Ltd., Class A	77,699	1,152,276
Pet Center Comercio e Participacoes SA	923,957	1,141,099
		4,966,095

Britain (16.07%)
AB Dynamics PLC	40,158	878,157
Abcam PLC, ADR(a)	99,480	1,620,529
B&M European Value Retail SA	760,401	4,584,195
CVS Group PLC	131,435	3,501,850
Darktrace PLC(a)	380,184	1,338,313
Dechra Pharmaceuticals PLC	67,956	3,185,571
Diploma PLC	24,654	832,231
dotdigital group PLC	378,995	423,910
Elixirr International PLC	238,541	1,558,896
Endava PLC, ADR(a)	62,294	3,586,266
Ergomed PLC(a)	69,339	932,421
Foresight Group Holdings, Ltd.	216,892	1,144,836
FRP Advisory Group PLC	566,926	773,049
Gamma Communications PLC	37,522	547,952
GlobalData PLC	47,190	750,224
Gresham House PLC	70,460	714,606
		Value
	Shares	(Note 2)
Britain (continued)
Halma PLC	17,505	$507,748
Hotel Chocolat Group PLC(a)	265,082	574,672
Impax Asset Management Group PLC	389,427	3,837,008
Intertek Group PLC	9,324	486,999
JTC PLC(b)(c)	341,843	3,406,830
Keystone Law Group PLC	102,373	582,176
Marlowe PLC(a)	198,433	1,256,884
On the Beach Group PLC(a)(b)(c)	221,903	368,119
Pensionbee Group PLC(a)	815,693	832,403
Petershill Partners PLC(b)(c)	412,201	864,084
Pets at Home Group PLC	181,080	877,522
Softcat PLC	37,787	634,928
Spirax-Sarco Engineering PLC	1,895	264,114
St. James's Place PLC	42,479	644,098
Victorian Plumbing Group PLC	454,796	417,244
Volution Group PLC	121,147	659,861
		42,587,696

Canada (1.02%)
Aritzia, Inc.(a)	21,879	695,361
Converge Technology Solutions Corp.(a)	198,000	482,267
Docebo, Inc.(a)	18,900	733,764
Gildan Activewear, Inc.	11,844	385,694
Richelieu Hardware, Ltd.	13,700	411,956
		2,709,042

China (4.12%)
Angelalign Technology, Inc.(b)(c)	40,200	501,626
ANTA Sports Products, Ltd.	54,000	665,915
China Yongda Automobiles Services Holdings, Ltd.	818,500	548,472
CSPC Pharmaceutical Group, Ltd.	353,220	359,085
Guangzhou Kingmed Diagnostics Group Co., Ltd.	82,800	977,605
Hangzhou Robam Appliances Co., Ltd., Class A	96,400	362,464
Hangzhou Tigermed Consulting Co., Ltd., Class A	25,900	340,040
Man Wah Holdings, Ltd.	938,400	786,617
ManpowerGroup Greater China, Ltd.(c)	145,800	131,504
Shanghai Hanbell Precise Machinery Co., Ltd.	109,000	385,454
Shanghai Kindly Medical Instruments Co., Ltd., Class H(c)	89,400	322,310
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	22,500	1,012,925
Silergy Corp.	101,700	1,589,554

See Notes to Financial Statements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
China (continued)
TK Group Holdings, Ltd.	1,492,400	$321,308
WuXi AppTec Co., Ltd., Class H(b)(c)	206,412	1,805,199
Wuxi Biologics Cayman, Inc.(a)(b)(c)	135,500	801,816
		10,911,894

Colombia (1.18%)
Canacol Energy, Ltd.	70,190	520,655
Parex Resources, Inc.	128,769	2,614,633
		3,135,288

Finland (1.33%)
Evli Oyj	40,300	825,965
Musti Group Oyj	130,876	2,709,759
		3,535,724

France (3.42%)
Alten SA	16,399	2,782,799
Antin Infrastructure Partners SA	76,088	1,282,778
Aubay	5,771	283,297
Bureau Veritas SA	11,479	330,639
Esker SA	7,767	1,181,071
Neurones	14,238	595,394
Thermador Groupe	4,977	515,513
Virbac SA	6,169	2,103,872
		9,075,363

Germany (2.39%)
Atoss Software AG	3,391	678,559
Dermapharm Holding SE	20,563	1,030,053
Friedrich Vorwerk Group SE	40,255	486,155
Mensch und Maschine Software SE	8,301	471,980
Nagarro SE(a)	16,384	1,756,615
Nexus AG	18,017	1,032,356
QIAGEN NV(a)	19,715	879,486
		6,335,204

Hong Kong (0.95%)
Plover Bay Technologies, Ltd.(c)	3,254,000	965,880
Techtronic Industries Co., Ltd.	145,000	1,559,050
		2,524,930

India (3.84%)
Ajanta Pharma, Ltd.	58,172	933,041
Cera Sanitaryware, Ltd.	5,867	447,451
Computer Age Management Services, Ltd.	41,222	1,038,279
EPL, Ltd.	192,943	412,475
Gulf Oil Lubricants India, Ltd.	146,334	729,558
HCL Technologies, Ltd.	31,171	405,310
IndiaMart InterMesh, Ltd.(b)(c)	14,733	966,159
		Value
	Shares	(Note 2)
India (continued)
Jyothy Labs, Ltd.	262,240	$624,066
Kotak Mahindra Bank, Ltd.	12,958	306,872
Metropolis Healthcare, Ltd.(b)(c)	60,141	919,720
Motherson Sumi Wiring India, Ltd.	612,241	402,119
Polycab India, Ltd.	12,231	479,062
SJS Enterprises, Ltd.(a)	86,869	493,331
Tarsons Products, Ltd.(a)	29,067	200,822
WNS Holdings, Ltd., ADR(a)	20,260	1,826,844
		10,185,109

Indonesia (1.11%)
Arwana Citramulia Tbk PT	11,519,400	718,490
Avia Avian Tbk PT	13,596,400	556,090
Selamat Sempurna Tbk PT	10,020,400	1,062,149
Ultrajaya Milk Industry & Trading Co. Tbk PT	6,163,200	602,876
		2,939,605

Ireland (1.73%)
ICON PLC, ADR(a)	8,100	1,560,789
Keywords Studios PLC	58,166	1,973,711
Uniphar PLC	315,297	1,052,704
		4,587,204

Israel (0.76%)
Max Stock, Ltd.	242,125	461,321
Monday.com, Ltd.(a)	4,142	504,992
Tel Aviv Stock Exchange, Ltd.	62,559	288,030
Wix.com, Ltd.(a)	8,796	767,275
		2,021,618

Italy (1.03%)
DiaSorin SpA	4,483	486,475
FinecoBank Banca Fineco SpA	15,304	231,536
Interpump Group SpA	12,429	691,352
Recordati Industria Chimica e Farmaceutica SpA	15,169	697,508
Sesa SpA	5,104	623,715
		2,730,586

Japan (8.13%)
AIT Corp.	23,900	279,443
BayCurrent Consulting, Inc.	112,500	3,885,005
Beenos, Inc.	36,500	507,134
Carenet, Inc.	169,100	1,159,231
Central Automotive Products, Ltd.	21,700	459,818
Comture Corp.	33,600	492,736
Confidence, Inc.	54,600	734,172
Create SD Holdings Co., Ltd.	16,700	403,266
CrowdWorks, Inc.(a)	56,200	588,626
Digital Arts, Inc.	10,000	369,922
Funai Soken Holdings, Inc.	25,400	483,596

See Notes to Financial Statements.

Annual Report | April 30, 2023	61

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
Japan (continued)
gremz, Inc.	43,600	$687,705
JMDC, Inc.	8,400	299,020
M&A Capital Partners Co., Ltd.(a)	27,700	779,695
M&A Research Institute
Holdings, Inc.(a)	15,800	1,170,113
M3, Inc.	22,500	548,277
MarkLines Co., Ltd.	53,300	918,554
Medikit Co., Ltd.	29,000	504,033
MonotaRO Co., Ltd.	53,200	799,689
Prestige International, Inc.	135,800	589,070
SBI Global Asset Management Co., Ltd.	126,000	463,327
Seria Co., Ltd.	17,800	316,296
Strike Co., Ltd.	10,600	282,029
Sun*, Inc.(a)	86,800	600,137
Synchro Food Co., Ltd.(a)	113,400	412,000
System Information Co., Ltd.	71,800	407,365
Systena Corp.	162,600	334,163
Syuppin Co., Ltd.	42,400	273,548
Tsuruha Holdings, Inc.	9,900	645,976
User Local, Inc.	66,100	977,588
WDB coco Co., Ltd.	11,900	409,637
YAKUODO Holdings Co., Ltd.	41,300	751,157
		21,532,328

Luxembourg (0.15%)
Sword Group	8,334	400,391

Malaysia (0.13%)
MR DIY Group M Bhd(b)(c)	953,100	337,607

Mexico (0.85%)
Bolsa Mexicana de Valores SAB de CV	163,700	360,733
GMexico Transportes SAB de CV(b)(c)	333,000	768,070
Grupo Aeroportuario del Centro Norte SAB de CV	60,000	658,216
Regional SAB de CV	65,000	475,872
		2,262,891

Netherlands (0.18%)
Alfen N.V.(a)(b)(c)	5,977	482,365

Norway (0.92%)
Bouvet ASA	120,257	754,918
Nordic Semiconductor ASA(a)	25,476	275,270
Self Storage Group ASA(a)	236,945	618,095
SmartCraft ASA(a)	417,293	794,877
		2,443,160

Philippines (1.24%)
AllHome Corp.	5,567,317	211,093
Century Pacific Food, Inc.	327,000	152,622
		Value
	Shares	(Note 2)
Philippines (continued)
Concepcion Industrial Corp.	1,793,920	$439,208
Philippine Seven Corp.(a)	292,400	430,272
Pryce Corp.	6,894,800	636,136
Puregold Price Club, Inc.	861,100	506,849
Wilcon Depot, Inc.	1,722,800	900,516
		3,276,696

Poland (1.81%)
Auto Partner SA	121,437	540,939
Dino Polska SA(a)(b)(c)	28,020	2,850,404
Inter Cars SA	8,569	1,062,349
LiveChat Software SA	10,262	342,223
		4,795,915

Singapore (0.91%)
iFAST Corp., Ltd.	263,100	910,947
Keppel DC REIT(a)	505,500	814,498
Riverstone Holdings, Ltd.	1,521,700	689,945
		2,415,390

South Africa (0.34%)
Clicks Group, Ltd.	27,746	405,500
Italtile, Ltd.	717,806	484,620
		890,120

South Korea (0.78%)
Coupang, Inc.(a)	41,211	690,696
Hyundai Ezwel Co., Ltd.	76,974	378,429
LEENO Industrial, Inc.	3,790	378,320
Suprema, Inc.(a)	5,728	92,870
Tokai Carbon Korea Co., Ltd.	7,139	531,265
		2,071,580

Sweden (5.25%)
AddTech AB, Class B	39,950	798,607
Beijer Alma AB	32,637	741,529
Byggfakta Group Nordic Holdco AB(a)	96,749	353,786
EQT AB	133,671	2,865,016
KNOW IT AB	66,725	1,545,306
Lifco AB	35,265	802,958
Lyko Group AB, Class A(a)(c)	20,071	328,415
Nordnet AB publ	53,748	842,773
Rvrc Holding AB	111,871	333,811
Sagax AB, Class A	33,021	804,994
Sagax AB, Class H	24,922	609,984
Sdiptech AB, Class B(a)	59,055	1,361,339
SwedenCare AB	310,198	986,095
Teqnion AB	29,077	506,400
Vitec Software Group AB, Class B	19,425	1,020,968
		13,901,981

Taiwan (2.55%)
Bioteque Corp.	72,000	266,992
Brighten Optix Corp.	47,000	368,448
Fuzetec Technology Co., Ltd.	227,519	388,542

See Notes to Financial Statements.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
Taiwan (continued)
GEM Services, Inc./Tw	166,000	$393,637
M3 Technology, Inc.	114,000	571,066
Sinbon Electronics Co., Ltd.	59,000	652,517
Sporton International, Inc.	340,351	2,928,286
Voltronic Power Technology Corp.	7,247	414,889
Wistron Information Technology & Services Corp.	194,000	773,034
		6,757,411

Thailand (0.09%)
Humanica PCL	861,000	245,838

United States (25.33%)
4imprint Group PLC	7,492	424,644
Alexandria Real Estate Equities, Inc.	7,603	944,141
Align Technology, Inc.(a)	2,682	872,455
Alpha Teknova, Inc.(a)	69,407	131,179
Ares Management Corp., Class A	13,926	1,219,778
Ashtead Group PLC	8,512	489,625
Barrett Business Services, Inc.	12,931	1,081,161
BILL Holdings, Inc.(a)	2,999	230,353
Bio-Techne Corp.	6,692	534,557
Bizlink Holding, Inc.	98,000	838,383
Blue Owl Capital, Inc.	72,860	820,404
Bowman Consulting Group, Ltd.(a)	55,648	1,658,310
Cactus, Inc., Class A	15,702	635,617
Chewy, Inc., Class A(a)	8,918	276,547
Cloudflare, Inc., Class A(a)	12,481	587,231
Cricut, Inc.	40,716	371,737
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,000,000	786,666
Crowdstrike Holdings, Inc., Class A(a)	7,952	954,638
Cytek Biosciences, Inc.(a)	33,131	380,344
Datadog, Inc., Class A(a)	6,950	468,291
Dexcom, Inc.(a)	7,786	944,753
DigitalOcean Holdings, Inc.(a)	38,950	1,228,483
Doximity, Inc., Class A(a)	11,186	411,086
Elastic NV(a)	19,377	1,109,333
EPAM Systems, Inc.(a)	1,484	419,141
Etsy, Inc.(a)	4,957	500,806
Evolution Petroleum Corp.	144,007	949,006
Fastenal Co.	8,411	452,848
Figs, Inc., Class A(a)	59,800	430,560
Five Below, Inc.(a)	2,568	506,820
Floor & Decor Holdings, Inc., Class A(a)	4,106	407,890
Freshpet, Inc.(a)	13,625	939,716
Frontage Holdings Corp.(a)(b)(c)	6,030,000	1,866,695
		Value
	Shares	(Note 2)
United States (continued)
Genpact, Ltd.	51,931	$2,313,526
Gitlab, Inc., Class A(a)	14,590	442,952
Global Industrial Co.	40,612	1,082,310
GQG Partners, Inc.	1,045,674	947,933
Hackett Group, Inc.	41,923	778,091
Healthcare Services Group, Inc.	50,208	783,747
HealthEquity, Inc.(a)	11,090	592,761
Heska Corp.(a)	1,438	168,476
Houlihan Lokey, Inc.	11,541	1,054,617
HubSpot, Inc.(a)	2,907	1,223,702
I3 Verticals, Inc., Class A(a)	20,080	466,860
Insperity, Inc.	7,597	930,329
JFrog, Ltd.(a)	63,765	1,184,116
LeMaitre Vascular, Inc.	14,313	772,902
Littelfuse, Inc.	6,196	1,500,919
Lululemon Athletica, Inc.(a)	2,478	941,467
MarketAxess Holdings, Inc.	1,149	365,807
MaxCyte, Inc.(a)	219,088	1,071,604
Medpace Holdings, Inc.(a)	6,277	1,256,279
Microchip Technology, Inc.	12,313	898,726
Moelis & Co., Class A	5,699	215,878
Monolithic Power Systems, Inc.	1,448	668,933
New Relic, Inc.(a)	12,971	927,037
NV5 Global, Inc.(a)	7,792	738,136
Ollie's Bargain Outlet Holdings, Inc.(a)	22,672	1,479,348
P10, Inc., Class A	189,000	1,952,370
PagerDuty, Inc.(a)	49,252	1,480,515
Paycom Software, Inc.(a)	4,841	1,405,681
PJT Partners, Inc., Class A	38,274	2,632,103
Pool Corp.	2,576	905,000
Power Integrations, Inc.	5,027	365,865
Qualys, Inc.(a)	12,907	1,457,717
Revolve Group, Inc.(a)	35,282	728,573
Rexford Industrial Realty, Inc.	18,039	1,006,035
Ross Stores, Inc.	7,563	807,199
Shoals Technologies Group, Inc., Class A(a)	39,096	816,715
Silicon Laboratories, Inc.(a)	3,200	445,760
Skechers USA, Inc., Class A, Class A(a)	11,770	626,046
Smartsheet, Inc., Class A(a)	13,731	561,186
Squarespace, Inc., Class A(a)	25,494	792,863
Terreno Realty Corp.	17,387	1,070,865
Texas Roadhouse, Inc.	3,860	426,993
TPG, Inc.	43,206	1,251,678
Tradeweb Markets, Inc.	16,318	1,148,950
Veeva Systems, Inc., Class A(a)	3,133	561,058
		67,122,826

Vietnam (1.41%)
FPT Corp.	319,980	1,057,008

See Notes to Financial Statements.

Annual Report | April 30, 2023	63

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
Vietnam (continued)
Vietnam Technological & Commercial Joint Stock Bank(a)	2,138,281	$2,688,687
		3,745,695

TOTAL COMMON STOCKS
(Cost $216,684,637)		251,846,268

PREFERRED STOCKS (0.71%)
United States (0.71%)
Dataminr Inc - Private Placement(a)(d)	45,833	912,077
Gusto Inc Series E Preferred(a)(d)	32,241	980,126
		1,892,203

TOTAL PREFERRED STOCKS
(Cost $1,892,053)		1,892,203

		Value
	Shares	(Note 2)
RIGHTS AND WARRANTS (0.00%)(e)
Taiwan (0.00%)(e)
Bizlink Holding, Inc., strike price 230.00 TWD, expires 5/8/2023	2,499	2,682

TOTAL RIGHTS AND WARRANTS
(Cost $0)		2,682

TOTAL INVESTMENTS (95.74%)
(Cost 218,576,690)		$253,741,153

Other Assets In Excess Of Liabilities (4.26%)		11,299,294

NET ASSETS (100.00%)		$265,040,447

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $17,465,455, representing 6.59% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of these securities was $19,213,564, representing 7.25% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
(e)	Less than 0.005%.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2023

Sector Composition (April 30, 2023)
Technology	24.7%
Financials	18.3%
Industrials	18.0%
Health Care	16.0%
Consumer	15.5%
Energy & Materials	3.2%
Cash, Cash Equivalents, & Other Net Assets	4.3%
Total	100%

Industry Composition (April 30, 2023)
Capital Markets	14.4%
IT Services	10.3%
Professional Services	8.7%
Software	8.6%
Specialty Retail	4.6%
Life Sciences Tools & Services	4.6%
Pharmaceuticals	3.9%
Broadline Retail	3.3%
Semiconductors & Semiconductor Equipment	2.9%
Health Care Equipment & Supplies	2.9%
Health Care Providers & Services	2.6%
Consumer Staples Distribution & Retail	2.6%
Trading Companies & Distributors	2.6%
Oil, Gas & Consumable Fuels	2.0%
Electronic Equipment, Instruments & Components	1.6%
Commercial Services & Supplies	1.5%
Machinery	1.4%
Health Care Technology	1.4%
Banks	1.4%
Electrical Equipment	1.2%
Industrial REITs	1.1%
Automobile Components	1.0%
Building Products	1.0%
Textiles, Apparel & Luxury Goods	1.0%
Other Industries (each less than 1%)	9.1%
Cash and Other Assets, Less Liabilities	4.3%
Total	100.0%

See Notes to Financial Statements.

Annual Report | April 30, 2023	65

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
COMMON STOCKS (97.20%)
Argentina (3.21%)
Globant SA(a)	40,637	$6,374,726

Australia (0.71%)
Domino's Pizza Enterprises, Ltd.	23,941	798,741
Netwealth Group, Ltd.	67,242	603,783
		1,402,524

Belgium (2.01%)
Melexis NV	32,564	3,098,446
Warehouses De Pauw CVA	29,851	892,056
		3,990,502

Brazil (1.89%)
CI&T, Inc., Class A(a)	93,100	366,814
Hypera SA	87,100	651,879
Patria Investments, Ltd., Class A	147,625	2,189,279
Raia Drogasil SA	104,800	552,176
		3,760,148

Britain (17.47%)
Abcam PLC, ADR(a)	74,788	1,218,297
B&M European Value Retail SA	986,448	5,946,954
CVS Group PLC	173,422	4,620,518
Dechra Pharmaceuticals PLC	93,905	4,401,981
Diploma PLC	41,722	1,408,386
Endava PLC, ADR(a)	120,476	6,935,803
Halma PLC	47,376	1,374,184
Impax Asset Management Group PLC	259,163	2,553,523
JTC PLC(b)(c)	190,394	1,897,479
Softcat PLC	78,750	1,323,222
St. James's Place PLC	199,155	3,019,737
		34,700,084

Canada (0.51%)
Aritzia, Inc.(a)	31,544	1,002,535

China (4.19%)
Hangzhou Tigermed Consulting Co., Ltd., Class A	43,800	575,048
Shanghai Hanbell Precise Machinery Co., Ltd.	233,600	826,073
Silergy Corp.	326,600	5,104,702
WuXi AppTec Co., Ltd., Class H(b)(c)	140,192	1,226,065
Wuxi Biologics Cayman, Inc.(a)(b)(c)	99,900	591,155
		8,323,043
		Value
	Shares	(Note 2)
Finland (0.46%)
Musti Group Oyj	44,449	$920,307

France (4.16%)
Alten SA	24,742	4,198,550
Antin Infrastructure Partners SA	61,304	1,033,532
BioMerieux	8,005	837,088
Virbac SA	6,400	2,182,652
		8,251,822

Germany (2.12%)
Atoss Software AG	5,346	1,069,766
Dermapharm Holding SE	38,885	1,947,849
Nagarro SE(a)	11,125	1,192,770
		4,210,385

Hong Kong (2.99%)
Techtronic Industries Co., Ltd.	552,500	5,940,520

India (4.30%)
Ajanta Pharma, Ltd.	54,905	880,640
Avenue Supermarts, Ltd.(a)(b)(c)	17,669	758,254
Bajaj Finance, Ltd.	13,805	1,059,393
Computer Age Management Services, Ltd.	36,431	917,606
IndiaMart InterMesh, Ltd.(b)(c)	20,408	1,338,314
Metropolis Healthcare, Ltd.(b)(c)	46,524	711,479
Motherson Sumi Wiring India, Ltd.	1,419,327	932,213
WNS Holdings, Ltd., ADR(a)	21,593	1,947,041
		8,544,940

Ireland (3.03%)
ICON PLC, ADR(a)	11,992	2,310,739
Keywords Studios PLC	109,517	3,716,173
		6,026,912

Italy (1.67%)
DiaSorin SpA	11,499	1,247,820
FinecoBank Banca Fineco SpA	22,083	334,097
Recordati Industria Chimica e Farmaceutica SpA	18,285	840,789
Sesa SpA	7,348	897,934
		3,320,640

Japan (4.09%)
BayCurrent Consulting, Inc.	103,000	3,556,938
M&A Capital Partners Co., Ltd.(a)	54,300	1,528,427
MonotaRO Co., Ltd.	161,900	2,433,639
Tsuruha Holdings, Inc.	9,350	610,088
		8,129,092

See Notes to Financial Statements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
Mexico (1.55%)
Grupo Aeroportuario del Centro Norte SAB de CV	137,500	$1,508,413
Regional SAB de CV	214,033	1,566,960
		3,075,373

Norway (0.62%)
Nordic Semiconductor ASA(a)	113,515	1,226,536

Philippines (0.40%)
Wilcon Depot, Inc.	1,522,100	795,609

Poland (1.70%)
Dino Polska SA(a)(b)(c)	33,139	3,371,147

South Korea (0.41%)
LEENO Industrial, Inc.	8,165	815,036

Sweden (3.29%)
AddTech AB, Class B	53,443	1,068,334
EQT AB	158,324	3,393,412
Lifco AB	42,547	968,764
Sagax AB, Class B	22,341	546,813
SwedenCare AB	174,228	553,857
		6,531,180

Taiwan (1.57%)
ASPEED Technology, Inc.	11,000	935,675
Sinbon Electronics Co., Ltd.	93,500	1,034,073
Voltronic Power Technology Corp.	19,975	1,143,564
		3,113,312

United States (33.61%)
Alexandria Real Estate
Equities, Inc.	4,030	500,446
Align Technology, Inc.(a)	5,483	1,783,620
Ares Management Corp., Class A	12,820	1,122,904
Ashtead Group PLC	26,088	1,500,626
BILL Holdings, Inc.(a)	11,841	909,507
Blue Owl Capital, Inc.	73,418	826,687
Cactus, Inc., Class A	17,500	708,400
Cloudflare, Inc., Class A(a)	24,437	1,149,761
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,300,000	1,022,666
Crowdstrike Holdings, Inc., Class A(a)	10,428	1,251,881
Datadog, Inc., Class A(a)	12,136	817,724
DigitalOcean Holdings, Inc.(a)	44,274	1,396,402
Elastic NV(a)	12,239	700,683
EPAM Systems, Inc.(a)	5,339	1,507,947
Etsy, Inc.(a)	16,470	1,663,964
Five Below, Inc.(a)	9,496	1,874,131
Genpact, Ltd.	56,569	2,520,149
		Value
	Shares	(Note 2)
United States (continued)
Gitlab, Inc., Class A(a)	22,383	$679,548
Global Industrial Co.	87,262	2,325,532
GQG Partners, Inc.	665,739	603,511
Heska Corp.(a)	7,675	899,203
Houlihan Lokey, Inc.	5,585	510,357
HubSpot, Inc.(a)	5,615	2,363,634
IDEXX Laboratories, Inc.(a)	2,854	1,404,625
JFrog, Ltd.(a)	45,850	851,435
Littelfuse, Inc.	21,875	5,299,000
Lululemon Athletica, Inc.(a)	6,802	2,584,284
MarketAxess Holdings, Inc.	1,608	511,939
MaxCyte, Inc.(a)	198,368	991,840
Medpace Holdings, Inc.(a)	8,131	1,627,338
Moelis & Co., Class A	10,000	378,800
Monolithic Power Systems, Inc.	2,956	1,365,583
NV5 Global, Inc.(a)	11,195	1,060,502
Ollie's Bargain Outlet Holdings, Inc.(a)	32,313	2,108,423
P10, Inc., Class A	157,322	1,625,136
PagerDuty, Inc.(a)	25,322	761,179
Paycom Software, Inc.(a)	11,259	3,269,276
PJT Partners, Inc., Class A	51,216	3,522,124
Pool Corp.	5,822	2,045,385
Power Integrations, Inc.	6,540	475,981
Qualys, Inc.(a)	15,713	1,774,626
Rexford Industrial Realty, Inc.	3,633	202,613
Shoals Technologies Group, Inc., Class A(a)	94,381	1,971,619
Silicon Laboratories, Inc.(a)	9,039	1,259,133
Terreno Realty Corp.	14,551	896,196
TPG, Inc.	36,701	1,063,228
Tradeweb Markets, Inc.	15,110	1,063,895
		66,753,443

Vietnam (1.24%)
FPT Corp.	256,700	847,971
Vietnam Technological & Commercial Joint Stock Bank(a)	1,291,505	1,623,946
		2,471,917

TOTAL COMMON STOCKS
(Cost $ 174,529,631)		193,051,733

PREFERRED STOCKS (0.82%)
United States (0.82%)
Dataminr Inc - Private Placement(a)(d)	24,262	482,814

See Notes to Financial Statements.

Annual Report | April 30, 2023	67

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
United States (continued)
Gusto Inc Series E Preferred(a)(d)	37,637	$1,144,164
		1,626,978

TOTAL PREFERRED STOCKS
(Cost $1,626,803)		1,626,978

TOTAL INVESTMENTS (98.02%)
(Cost $176,156,433)		$194,678,711

Other Assets In Excess Of Liabilities (1.98%)		3,935,902

NET ASSETS (100.00%)		$198,614,613

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $9,893,893, representing 4.98% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of these securities was $9,893,893, representing 4.98% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2023)
Technology	34.3%
Financials	18.1%
Industrials	16.4%
Sector Composition (April 30, 2023) (continued)
Health Care	15.7%
Consumer	13.1%
Energy & Materials	0.4%
Cash, Cash Equivalents, & Other Net Assets	2.0%
Total	100%

Industry Composition (April 30, 2023)
IT Services	14.7%
Capital Markets	14.4%
Software	8.0%
Semiconductors & Semiconductor Equipment	7.2%
Pharmaceuticals	5.7%
Trading Companies & Distributors	5.1%
Professional Services	5.1%
Broadline Retail	4.9%
Electronic Equipment, Instruments & Components	4.4%
Life Sciences Tools & Services	3.6%
Machinery	3.4%
Health Care Equipment & Supplies	3.2%
Consumer Staples Distribution & Retail	2.7%
Health Care Providers & Services	2.6%
Specialty Retail	2.3%
Banks	1.8%
Electrical Equipment	1.6%
Textiles, Apparel & Luxury Goods	1.3%
Distributors	1.0%
Other Industries (each less than 1%)	5.0%
Cash and Other Assets, Less Liabilities	2.0%
Total	100.0%

See Notes to Financial Statements.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
COMMON STOCKS (97.01%)
Argentina (0.69%)
Globant SA(a)	28,005	$4,393,144

Australia (0.91%)
Fiducian Group, Ltd.	215,640	844,718
Netwealth Group, Ltd.	229,868	2,064,045
PeopleIN, Ltd.	1,394,047	2,859,565
		5,768,328

Bangladesh (0.06%)
Square Pharmaceuticals, Ltd.	200,000	395,290

Belgium (3.01%)
Melexis NV	89,020	8,470,201
Warehouses De Pauw CVA	173,128	5,173,695
X-Fab Silicon Foundries SE(a)(b)(c)	639,845	5,439,444
		19,083,340

Brazil (1.29%)
Hypera SA	238,100	1,782,003
Locaweb Servicos de Internet SA(a)(b)(c)	2,004,700	2,118,122
Patria Investments, Ltd., Class A	287,046	4,256,892
		8,157,017

Britain (20.11%)
Abcam PLC, ADR(a)	242,290	3,946,904
B&M European Value Retail SA	2,436,786	14,690,540
CVS Group PLC	666,755	17,764,492
Dechra Pharmaceuticals PLC	323,264	15,153,635
Diploma PLC	166,422	5,617,814
Endava PLC, ADR(a)	216,852	12,484,170
Ergomed PLC(a)	169,734	2,282,460
Foresight Group Holdings, Ltd.	1,030,267	5,438,132
FRP Advisory Group PLC	1,083,932	1,478,027
Hotel Chocolat Group PLC(a)	539,983	1,170,631
Impax Asset Management Group PLC	953,364	9,393,457
JTC PLC(b)(c)	702,029	6,996,468
Marlowe PLC(a)	462,881	2,931,909
On the Beach Group PLC(a)(b)(c)	1,269,458	2,105,925
Pensionbee Group PLC(a)	952,590	972,104
Premier Miton Group PLC	1,050,931	1,208,498
Softcat PLC	363,591	6,109,352
St. James's Place PLC	302,906	4,592,888
Volution Group PLC	2,383,382	12,981,749
		127,319,155

Canada (1.85%)
Aritzia, Inc.(a)	127,601	4,055,430
Gildan Activewear, Inc.	92,922	3,025,957
		Value
	Shares	(Note 2)
Canada (continued)
Richelieu Hardware, Ltd.	153,536	$4,616,789
		11,698,176

China (4.60%)
Guangzhou Kingmed Diagnostics Group Co., Ltd.	198,100	2,338,931
Hangzhou Robam Appliances Co., Ltd., Class A	1,160,377	4,363,012
Man Wah Holdings, Ltd.	4,669,500	3,914,227
Shanghai Hanbell Precise Machinery Co., Ltd.	854,500	3,021,745
Silergy Corp.	666,996	10,425,033
Suofeiya Home Collection Co., Ltd., Class A	620,100	1,693,411
TK Group Holdings, Ltd.	7,310,000	1,573,815
WuXi AppTec Co., Ltd., Class H(b)(c)	201,200	1,759,617
		29,089,791

Colombia (0.56%)
Parex Resources, Inc.	174,306	3,539,254

Finland (1.26%)
Musti Group Oyj	384,110	7,952,912

France (6.90%)
Alten SA	89,706	15,222,501
Antin Infrastructure Partners SA	125,604	2,117,574
Aubay	25,222	1,238,143
Esker SA	16,342	2,485,010
Neurones	77,697	3,249,076
Thermador Groupe	58,998	6,110,953
Virbac SA	38,869	13,255,857
		43,679,114

Germany (4.73%)
Atoss Software AG	19,698	3,941,684
Dermapharm Holding SE	161,607	8,095,308
Friedrich Vorwerk Group SE	99,654	1,203,508
Mensch und Maschine Software SE	92,196	5,242,103
Nagarro SE(a)	28,348	3,039,339
Nexus AG	81,206	4,653,024
QIAGEN NV(a)	84,962	3,790,155
		29,965,121

Hong Kong (0.67%)
Techtronic Industries Co., Ltd.	394,500	4,241,692

India (6.08%)
Ajanta Pharma, Ltd.	234,905	3,767,723
Cera Sanitaryware, Ltd.	39,744	3,031,104
City Union Bank, Ltd.	1,660,450	2,874,065

See Notes to Financial Statements.

Annual Report | April 30, 2023	69

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
India (continued)
Computer Age Management Services, Ltd.	99,521	$2,506,685
Gulf Oil Lubricants India, Ltd.	101,019	503,637
IndiaMart InterMesh, Ltd.(b)(c)	59,051	3,872,441
Kotak Mahindra Bank, Ltd.	115,766	2,741,576
Metropolis Healthcare, Ltd.(b)(c)	271,041	4,144,958
Motherson Sumi Wiring India, Ltd.	2,715,755	1,783,706
Polycab India, Ltd.	86,504	3,388,176
Tarsons Products, Ltd.(a)	155,970	1,077,584
WNS Holdings, Ltd., ADR(a)	97,540	8,795,182
		38,486,837

Indonesia (1.78%)
Arwana Citramulia Tbk PT	48,815,300	3,044,717
Bank Tabungan Pensiunan Nasional Syariah	17,877,500	2,607,897
Selamat Sempurna Tbk PT	31,741,200	3,364,524
Ultrajaya Milk Industry & Trading Co. Tbk PT	22,958,000	2,245,721
		11,262,859

Ireland (2.77%)
ICON PLC, ADR(a)	18,574	3,579,024
Keywords Studios PLC	228,910	7,767,463
Uniphar PLC	1,850,749	6,179,224
		17,525,711

Israel (0.28%)
Wix.com, Ltd.(a)	20,519	1,789,872

Italy (3.34%)
FinecoBank Banca Fineco SpA	237,729	3,596,636
GVS SpA(a)(b)(c)	300,176	2,042,475
Interpump Group SpA	116,008	6,452,843
Recordati Industria Chimica e Farmaceutica SpA	95,551	4,393,670
Sesa SpA	38,095	4,655,253
		21,140,877

Japan (13.12%)
AIT Corp.	178,600	2,088,222
BayCurrent Consulting, Inc.	165,700	5,722,181
Beenos, Inc.	112,700	1,565,864
Carenet, Inc.	433,200	2,969,715
Charm Care Corp.	480,900	3,808,515
Comture Corp.	190,200	2,789,237
Create SD Holdings Co., Ltd.	115,500	2,789,056
CrowdWorks, Inc.(a)	391,800	4,103,627
eGuarantee, Inc.	184,100	2,845,716
Funai Soken Holdings, Inc.	152,500	2,903,483
gremz, Inc.	177,300	2,796,563
Kitz Corp.	41,800	284,097
		Value
	Shares	(Note 2)
Japan (continued)
M&A Capital Partners Co., Ltd.(a)	185,400	$5,218,606
MarkLines Co., Ltd.	247,800	4,270,501
MonotaRO Co., Ltd.	211,700	3,182,220
Prestige International, Inc.	524,000	2,272,993
Seria Co., Ltd.	185,500	3,296,235
Strike Co., Ltd.	222,300	5,914,621
Sun*, Inc.(a)	449,300	3,106,467
Synchro Food Co., Ltd.(a)	613,400	2,228,581
System Information Co., Ltd.	423,300	2,401,636
Systena Corp.	1,290,400	2,651,928
Trancom Co., Ltd.	76,790	3,843,868
Tsuruha Holdings, Inc.	61,800	4,032,456
User Local, Inc.	151,600	2,242,093
Visional, Inc.(a)	17,200	896,326
YAKUODO Holdings Co., Ltd.	156,800	2,851,851
		83,076,658

Luxembourg (0.47%)
Sword Group	62,260	2,991,158

Mexico (1.65%)
Bolsa Mexicana de Valores SAB de CV	1,297,400	2,858,978
GMexico Transportes SAB de CV(b)(c)	1,220,800	2,815,794
Grupo Aeroportuario del Centro Norte SAB de CV	432,400	4,743,546
		10,418,318

Netherlands (0.41%)
Shop Apotheke Europe NV(a)(b)(c)	26,026	2,594,800

Norway (1.44%)
Bouvet ASA	326,244	2,048,008
Nordic Semiconductor ASA(a)	172,183	1,860,447
Self Storage Group ASA(a)	1,016,072	2,650,527
SmartCraft ASA(a)	1,335,830	2,544,545
		9,103,527

Philippines (1.51%)
Puregold Price Club, Inc.	6,141,500	3,614,930
Robinsons Land Corp.	11,279,400	2,936,697
Wilcon Depot, Inc.	5,738,600	2,999,593
		9,551,220

Poland (1.06%)
Dino Polska SA(a)(b)(c)	66,150	6,729,274

Singapore (0.81%)
Keppel DC REIT(a)	1,009,100	1,625,934
Riverstone Holdings, Ltd.	7,661,900	3,473,938
		5,099,872

See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
South Africa (0.40%)
Italtile, Ltd.	3,754,710	$2,534,955

South Korea (1.34%)
Eo Technics Co., Ltd.	45,100	2,931,635
Hyundai Ezwel Co., Ltd.	317,703	1,561,929
LEENO Industrial, Inc.	23,508	2,346,585
Tokai Carbon Korea Co., Ltd.	21,661	1,611,951
		8,452,100

Sweden (5.40%)
AddTech AB, Class B	221,002	4,417,863
Beijer Alma AB	225,979	5,134,359
Byggfakta Group Nordic Holdco AB(a)	650,446	2,378,509
EQT AB	108,667	2,329,097
KNOW IT AB	292,109	6,765,046
Lyko Group AB, Class A(a)(c)	63,481	1,038,719
Nordnet AB publ	133,460	2,092,664
Rvrc Holding AB	183,655	548,007
Sagax AB, Class B	117,372	2,872,767
Sdiptech AB, Class B(a)	172,423	3,974,705
SwedenCare AB	367,430	1,168,031
Teqnion AB	85,880	1,495,670
		34,215,437

Taiwan (3.63%)
M3 Technology, Inc.	559,000	2,800,227
Sinbon Electronics Co., Ltd.	373,000	4,125,234
Sporton International, Inc.	1,120,703	9,642,220
Voltronic Power Technology Corp.	47,850	2,739,400
Wistron Information Technology & Services Corp.	929,000	3,701,797
		23,008,878

United States (3.63%)
Bank of NT Butterfield & Son, Ltd.	113,888	2,930,338
Bizlink Holding, Inc.	424,900	3,634,991
Frontage Holdings Corp.(a)(b)(c)	12,426,000	3,846,691
Genpact, Ltd.	207,080	9,225,414
GQG Partners, Inc.	1,987,710	1,801,916
JFrog, Ltd.(a)	83,913	1,558,264
		22,997,614

Vietnam (1.25%)
FPT Corp.	812,550	2,684,141
		Value
	Shares	(Note 2)
Vietnam (continued)
Vietnam Technological & Commercial Joint Stock Bank(a)	4,151,773	$5,220,464
		7,904,605

TOTAL COMMON STOCKS
(Cost $515,552,442)		614,166,906

		Value
	Shares	(Note 2)
RIGHTS AND WARRANTS (0.00%)(d)
Taiwan (0.00%)(d)
Bizlink Holding, Inc., strike price 230.00 TWD, expires 5/8/2023	10,834	11,630

TOTAL RIGHTS AND WARRANTS
(Cost $0)		11,630

TOTAL INVESTMENTS (97.01%)
(Cost $515,552,442)		$614,178,536

Other Assets In Excess Of Liabilities (2.99%)		18,946,717

NET ASSETS (100.00%)		$633,125,253

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $44,466,009, representing 7.02% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of these securities was $45,504,728, representing 7.19% of net assets.
(d)	Less than 0.005%.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2023	71

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2023

Sector Composition (April 30, 2023)
Technology	25.2%
Industrials	24.3%
Health Care	18.2%
Financials	14.9%
Consumer	13.5%
Energy & Materials	0.9%
Cash, Cash Equivalents, & Other Net Assets	3.0%
Total	100%

Industry Composition (April 30, 2023)
IT Services	13.3%
Capital Markets	9.3%
Professional Services	7.9%
Pharmaceuticals	7.7%
Health Care Providers & Services	5.5%
Semiconductors & Semiconductor Equipment	5.2%
Trading Companies & Distributors	4.6%
Software	3.8%
Consumer Staples Distribution & Retail	3.6%
Machinery	3.5%
Banks	3.2%
Specialty Retail	3.1%
Building Products	3.0%
Broadline Retail	3.0%
Life Sciences Tools & Services	2.7%
Electronic Equipment, Instruments & Components	1.8%
Commercial Services & Supplies	1.8%
Household Durables	1.6%
Electrical Equipment	1.5%
Health Care Technology	1.2%
Interactive Media & Services	1.1%
Other Industries (each less than 1%)	8.6%
Cash and Other Assets, Less Liabilities	3.0%
Total	100.0%

See Notes to Financial Statements.

72	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
COMMON STOCKS (97.58%)
Argentina (3.53%)
Globant SA(a)	388,778	$60,987,605

Australia (1.14%)
Domino's Pizza Enterprises, Ltd.	324,778	10,835,533
Netwealth Group, Ltd.	990,213	8,891,382
		19,726,915

Belgium (3.08%)
Melexis NV	394,506	37,537,016
Warehouses De Pauw CVA	528,227	15,785,345
		53,322,361

Brazil (2.57%)
CI&T, Inc., Class A(a)	595,700	2,347,058
Hypera SA	1,366,500	10,227,243
Patria Investments, Ltd., Class A	1,155,126	17,130,519
Raia Drogasil SA	2,806,400	14,786,518
		44,491,338

Britain (22.24%)
Abcam PLC, ADR(a)	1,526,020	24,858,866
B&M European Value Retail SA	12,119,451	73,063,977
CVS Group PLC	1,321,086	35,197,968
Dechra Pharmaceuticals PLC	933,158	43,743,614
Diploma PLC	627,550	21,183,855
Endava PLC, ADR(a)	1,064,341	61,274,111
Halma PLC	529,973	15,372,347
Impax Asset Management Group PLC	2,213,351	21,808,058
Intertek Group PLC	200,113	10,452,050
JTC PLC(b)(c)	1,877,367	18,709,966
Softcat PLC	918,625	15,435,486
St. James's Place PLC	2,869,618	43,511,300
		384,611,598

Canada (0.99%)
Aritzia, Inc.(a)	415,327	13,199,971
Gildan Activewear, Inc.	119,350	3,886,572
		17,086,543

China (7.09%)
Guangzhou Kingmed
Diagnostics Group Co., Ltd.	525,200	6,200,941
Hangzhou Robam Appliances Co., Ltd., Class A	941,619	3,540,483
Hangzhou Tigermed Consulting Co., Ltd., Class A	517,450	6,793,576
Man Wah Holdings, Ltd.	10,142,800	8,502,242
		Value
	Shares	(Note 2)
China (continued)
Shanghai Hanbell Precise Machinery Co., Ltd.	2,751,871	$9,731,364
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	214,500	9,656,556
Silergy Corp.	3,190,800	49,871,657
WuXi AppTec Co., Ltd., Class H(b)(c)	2,267,422	19,829,995
Wuxi Biologics Cayman, Inc.(a)(b)(c)	1,429,200	8,457,236
		122,584,050

Finland (0.34%)
Musti Group Oyj	287,787	5,958,566

France (5.83%)
Alten SA	339,474	57,606,439
Antin Infrastructure Partners SA	584,130	9,847,925
BioMerieux	85,129	8,901,999
Virbac SA	71,568	24,407,502
		100,763,865

Germany (3.07%)
Atoss Software AG	55,126	11,031,031
Dermapharm Holding SE	391,980	19,635,282
Nagarro SE(a)	105,867	11,350,559
QIAGEN NV(a)	249,539	11,131,935
		53,148,807

Hong Kong (2.93%)
Techtronic Industries Co., Ltd.	4,704,000	50,577,745

India (6.72%)
Ajanta Pharma, Ltd.	615,844	9,877,736
Avenue Supermarts, Ltd.(a)(b)(c)	208,557	8,950,089
Bajaj Finance, Ltd.	183,042	14,046,612
Computer Age Management Services, Ltd.	427,965	10,779,366
IndiaMart InterMesh, Ltd.(b)(c)	190,227	12,474,688
Kotak Mahindra Bank, Ltd.	380,496	9,010,924
Metropolis Healthcare, Ltd.(b)(c)	566,440	8,662,416
Motherson Sumi Wiring India, Ltd.	15,052,655	9,886,575
WNS Holdings, Ltd., ADR(a)	359,915	32,453,536
		116,141,942

Ireland (3.41%)
ICON PLC, ADR(a)	121,537	23,418,965
Keywords Studios PLC	1,048,306	35,571,524
		58,990,489

Italy (3.73%)
DiaSorin SpA	132,421	14,369,733
See Notes to Financial Statements.

Annual Report | April 30, 2023	73

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
Italy (continued)
FinecoBank Banca Fineco SpA	555,061	$8,397,597
Interpump Group SpA	307,405	17,099,132
Recordati Industria Chimica e Farmaceutica SpA	236,012	10,852,412
Sesa SpA	112,356	13,730,034
		64,448,908

Japan (7.40%)
BayCurrent Consulting, Inc.	1,225,000	42,303,387
GMO Payment Gateway, Inc.	103,200	8,021,491
M&A Capital Partners Co., Ltd.(a)	611,800	17,220,837
MonotaRO Co., Ltd.	1,904,200	28,623,448
Systena Corp.	7,497,700	15,408,683
Tsuruha Holdings, Inc.	221,300	14,439,847
Visional, Inc.(a)	35,800	1,865,610
		127,883,303

Mexico (1.97%)
Grupo Aeroportuario del Centro Norte SAB de CV	1,685,500	18,490,393
Regional SAB de CV	2,135,900	15,637,171
		34,127,564

Norway (0.75%)
Nordic Semiconductor ASA(a)	1,201,059	12,977,507

Philippines (0.65%)
Wilcon Depot, Inc.	21,551,800	11,265,227

Poland (2.62%)
Dino Polska SA(a)(b)(c)	445,202	45,289,283

Singapore (0.16%)
Keppel DC REIT(a)	1,670,200	2,691,146

South Korea (0.71%)
LEENO Industrial, Inc.	122,218	12,199,884

Sweden (5.00%)
AddTech AB, Class B	689,524	13,783,689
EQT AB	1,743,393	37,366,739
Lifco AB	545,031	12,409,958
Nordnet AB publ	557,658	8,744,122
Sagax AB, Class B	429,399	10,509,861
SwedenCare AB	1,152,051	3,662,280
		86,476,649

Taiwan (2.44%)
ASPEED Technology, Inc.	131,000	11,143,043
Sinbon Electronics Co., Ltd.	1,327,000	14,676,100
Voltronic Power Technology Corp.	285,490	16,344,227
		42,163,370
		Value
	Shares	(Note 2)
United States (8.60%)
Ashtead Group PLC	293,658	$16,891,701
Cloudflare, Inc., Class A(a)	139,433	6,560,323
EPAM Systems, Inc.(a)	67,006	18,925,175
Genpact, Ltd.	744,558	33,170,059
JFrog, Ltd.(a)	740,025	13,742,264
Lululemon Athletica, Inc.(a)	91,678	34,831,222
Monolithic Power Systems, Inc.	53,014	24,490,878
		148,611,622

Vietnam (0.61%)
Vietnam Technological & Commercial Joint Stock Bank(a)	8,443,926	10,617,442

TOTAL COMMON STOCKS
(Cost $1,515,048,675)		1,687,143,729

TOTAL INVESTMENTS (97.58%)
(Cost $1,515,048,675)		$1,687,143,729

Other Assets In Excess Of Liabilities (2.42%)		41,823,263

NET ASSETS (100.00%)		$1,728,966,992

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $122,373,673, representing 7.08% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of these securities was $122,373,673, representing 7.08% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

74	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2023

Sector Composition (April 30, 2023)
Technology	29.2%
Industrials	20.1%
Health Care	17.2%
Financials	16.2%
Consumer	14.9%
Cash, Cash Equivalents, & Other Net Assets	2.4%
Total	100%

Industry Composition (April 30, 2023)
IT Services	15.7%
Capital Markets	10.7%
Semiconductors & Semiconductor Equipment	8.6%
Professional Services	7.5%
Pharmaceuticals	7.0%
Trading Companies & Distributors	5.4%
Consumer Staples Distribution & Retail	4.8%
Machinery	4.5%
Broadline Retail	4.2%
Life Sciences Tools & Services	4.0%
Health Care Providers & Services	2.9%
Electronic Equipment, Instruments & Components	2.6%
Banks	2.5%
Software	2.3%
Textiles, Apparel & Luxury Goods	2.2%
Specialty Retail	1.8%
Health Care Equipment & Supplies	1.8%
Biotechnology	1.5%
Transportation Infrastructure	1.1%
Other Industries (each less than 1%)	6.5%
Cash and Other Assets, Less Liabilities	2.4%
Total	100.0%

See Notes to Financial Statements.

Annual Report | April 30, 2023	75

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
COMMON STOCKS (97.65%)
Argentina (2.75%)
Globant SA(a)	18,328	$2,875,113

Britain (3.63%)
Endava PLC, ADR(a)	66,060	3,803,074

Canada (0.97%)
Aritzia, Inc.(a)	32,000	1,017,028

Germany (0.96%)
QIAGEN NV(a)	22,536	1,005,331

Hong Kong (3.43%)
Techtronic Industries Co., Ltd.	333,300	3,583,666

India (1.08%)
WNS Holdings, Ltd., ADR(a)	12,460	1,123,518

Ireland (2.27%)
ICON PLC, ADR(a)	12,304	2,370,857

United States (82.56%)
Alexandria Real Estate
Equities, Inc.	6,836	848,894
Align Technology, Inc.(a)	6,681	2,173,329
Ares Management Corp., Class A	15,734	1,378,141
Ashtead Group PLC	24,405	1,403,817
BILL Holdings, Inc.(a)	11,011	845,755
Bio-Techne Corp.	15,190	1,213,377
Blue Owl Capital, Inc.	85,527	963,034
Cactus, Inc., Class A	20,268	820,449
Cloudflare, Inc., Class A(a)	23,898	1,124,401
Cross Creek Lucid LP/Partnership Interest(a)(b)	700,000	550,666
Crowdstrike Holdings, Inc., Class A(a)	11,692	1,403,625
Datadog, Inc., Class A(a)	11,753	791,917
Dexcom, Inc.(a)	9,126	1,107,349
Digital Realty Trust, Inc.	4,666	462,634
DigitalOcean Holdings, Inc.(a)	41,998	1,324,617
Doximity, Inc., Class A(a)	21,932	806,001
Elastic NV(a)	14,760	845,010
EPAM Systems, Inc.(a)	8,829	2,493,663
Etsy, Inc.(a)	18,098	1,828,441
Fastenal Co.	17,097	920,502
Five Below, Inc.(a)	9,907	1,955,245
Frontage Holdings Corp.(a)(c)(d)	3,060,700	947,495
Genpact, Ltd.	58,950	2,626,223
Gitlab, Inc., Class A(a)	20,521	623,018
Global Industrial Co.	97,951	2,610,394
GQG Partners, Inc.	519,500	470,941
HealthEquity, Inc.(a)	10,505	561,492
Heska Corp.(a)	18,551	2,173,435
		Value
	Shares	(Note 2)
United States (continued)
Houlihan Lokey, Inc.	9,593	$876,608
HubSpot, Inc.(a)	4,691	1,974,676
IDEXX Laboratories, Inc.(a)	3,955	1,946,493
JFrog, Ltd.(a)	31,144	578,344
LeMaitre Vascular, Inc.	13,372	722,088
Littelfuse, Inc.	17,774	4,305,574
Lululemon Athletica, Inc.(a)	5,507	2,092,275
MarketAxess Holdings, Inc.	2,243	714,104
Marvell Technology, Inc.	17,654	696,980
MaxCyte, Inc.(a)	139,953	699,765
Medpace Holdings, Inc.(a)	9,199	1,841,088
Microchip Technology, Inc.	12,454	909,017
Moelis & Co., Class A	21,591	817,867
Monolithic Power Systems, Inc.	5,162	2,384,689
MSCI, Inc.	2,034	981,303
Neogen Corp.(a)	31,195	537,178
NV5 Global, Inc.(a)	13,248	1,254,983
Ollie's Bargain Outlet Holdings, Inc.(a)	32,649	2,130,347
P10, Inc., Class A	116,107	1,199,385
PagerDuty, Inc.(a)	25,270	759,616
Paycom Software, Inc.(a)	11,779	3,420,267
Paylocity Holding Corp.(a)	2,040	394,312
PJT Partners, Inc., Class A	55,041	3,785,171
Pool Corp.	6,411	2,252,313
Power Integrations, Inc.	8,092	588,936
Qualys, Inc.(a)	19,763	2,232,033
Rexford Industrial Realty, Inc.	23,305	1,299,720
Shoals Technologies Group, Inc., Class A(a)	82,953	1,732,888
Silicon Laboratories, Inc.(a)	11,252	1,567,404
Terreno Realty Corp.	14,425	888,436
Texas Roadhouse, Inc.	4,315	477,325
TPG, Inc.	54,206	1,570,348
Tradeweb Markets, Inc.	18,626	1,311,457
WW Grainger, Inc.	2,893	2,012,284
		86,229,139

TOTAL COMMON STOCKS
(Cost $102,180,461)		102,007,726

PREFERRED STOCKS (0.60%)
United States (0.60%)
Gusto Inc Series E Preferred(a)(b)	20,595	626,088

TOTAL PREFERRED STOCKS
(Cost $625,992)		626,088

See Notes to Financial Statements.

76	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

April 30, 2023

		Value
	Shares	(Note 2)
TOTAL INVESTMENTS (98.25%)
(Cost $102,806,453)		$102,633,814

Other Assets In Excess Of Liabilities (1.75%)		1,824,903

NET ASSETS (100.00%)		$104,458,717

(a)	Non-Income Producing Security.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $947,495, representing 0.91% of net assets. (d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of these securities was $947,495, representing 0.91% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2023)
Technology	35.0%
Financials	17.4%
Health Care	17.3%
Industrials	16.5%
Consumer	11.3%
Energy & Materials	0.8%
Cash, Cash Equivalents, & Other Net Assets	1.7%
Total	100%

Industry Composition (April 30, 2023)
Capital Markets	14.0%
Software	13.9%
IT Services	11.1%
Health Care Equipment & Supplies	8.3%
Life Sciences Tools & Services	7.7%
Trading Companies & Distributors	6.6%
Semiconductors & Semiconductor Equipment	5.9%
Professional Services	4.8%
Electronic Equipment, Instruments & Components	4.1%
Broadline Retail	3.8%
Machinery	3.4%
Specialty Retail	2.8%
Distributors	2.2%
Industrial REITs	2.2%
Textiles, Apparel & Luxury Goods	2.0%
Electrical Equipment	1.7%
Other Industries (each less than 1%)	3.8%
Cash and Other Assets, Less Liabilities	1.7%
Total	100.0%

See Notes to Financial Statements.

Annual Report | April 30, 2023	77

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2023

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Explorer Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund
ASSETS
Investments, at value (Cost - see below)	$411,911,451	$109,865,674	$12,196,251	$44,925,429	$656,279,371
Cash	13,101,028	6,815,321	222,437	227,627	17,672,185
Foreign cash, at value (Cost $905,850, $40,747, $–, $– and $142,135, respectively)	906,362	40,936	–	–	142,567
Dividends and interest receivable	512,657	235,691	12,671	48,088	966,193
Receivable for investments sold	1,323,807	711,628	127,324	195,079	5,976,870
Receivable for fund shares subscribed	44,662	32,634	–	2,060	73,353
Due from advisor	–	–	11,090	–	–
Prepaid and other assets	18,436	5,718	13,390	11,386	7,145
Total assets	427,818,403	117,707,602	12,583,163	45,409,669	681,117,684

LIABILITIES
Payable to custodian due to overdraft	–	–	–	297	–
Payable for investments purchased	1,060,017	1,084	63,616	38,263	4,050,492
Foreign capital gains tax	477,556	5,130	–	14,412	–
Payable for fund shares redeemed	7,932	40,429	7,249	17	13,293
Advisory fees payable	464,505	137,261	–	56,183	655,597
Administration fees payable	33,452	15,388	15,070	16,046	41,619
Custodian fees payable	57,077	21,549	6,020	7,986	39,705
Payable for trustee fees and expenses	14,762	6,318	–	1,570	22,829
Payable for chief compliance officer fee	2,997	3,705	11,814	342	4,799
Payable for principal financial officer fees	183	1,049	5	2,521	299
Distribution and service fees payable	–	–	–	–	14,840
Payable for transfer agency fees	5,749	3,566	3,817	5,609	183
Accrued expenses and other liabilities	54,865	66,478	31,710	34,721	61,067
Total liabilities	2,179,095	301,957	139,301	177,967	4,904,723
NET ASSETS	$425,639,308	$117,405,645	$12,443,862	$45,231,702	$676,212,961

NET ASSETS CONSISTS OF
Paid-in capital (Note 3)	$366,871,733	$127,957,235	$15,167,510	$45,833,190	$590,975,799
Total distributable earnings	58,767,575	(10,551,590)	(2,723,648)	(601,488)	85,237,162
NET ASSETS	$425,639,308	$117,405,645	$12,443,862	$45,231,702	$676,212,961

INVESTMENTS, AT COST	$362,510,864	$108,218,411	$13,347,977	$42,502,649	$536,632,516

PRICING OF SHARES
Investor Class
Net Assets	$8,766,915	$–	$–	$–	$72,420,208
Net Asset Value, offering and redemption price per share	$12.58	$–	$–	$–	$3.42
Shares of beneficial interest outstanding	696,654	–	–	–	21,171,741
Institutional Class
Net Assets	$416,872,393	$117,405,645	$12,443,862	$45,231,702	$603,792,753
Net Asset Value, offering and redemption price per share	$12.72	$13.26	$7.36	$12.44	$3.51
Shares of beneficial interest outstanding	32,763,212	8,854,711	1,691,851	3,635,336	171,993,866

See Notes to Financial Statements.

78	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2023

	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$253,741,153	$194,678,711	$614,178,536	$1,687,143,729	$102,633,814
Cash	10,408,439	2,311,304	14,426,413	29,950,485	1,825,094
Foreign cash, at value (Cost $78,847, $95,424, $510,244, $730,014 and $–, respectively)	78,955	95,696	510,554	731,834	–
Dividends and interest receivable	274,751	157,675	1,359,230	1,956,365	23,596
Receivable for investments sold	2,523,703	1,799,739	5,029,727	25,989,837	279,888
Receivable for fund shares subscribed	128,566	31,450	1,157,084	956,599	99,470
Prepaid and other assets	3,838	36,643	6,267	138,582	29,744
Total assets	267,159,404	199,111,218	636,667,811	1,746,867,431	104,891,606

LIABILITIES
Payable to custodian due to overdraft	–	–	–	–	210
Payable for investments purchased	1,606,563	238,933	593,635	14,871,802	301,630
Foreign capital gains tax	6,655	–	497,425	–	–
Payable for fund shares redeemed	94,600	29,283	1,645,950	1,595,716	–
Advisory fees payable	295,790	131,656	619,918	1,128,458	65,733
Administration fees payable	32,459	17,531	40,869	54,634	14,190
Custodian fees payable	19,775	19,773	43,984	73,967	3,116
Payable for trustee fees and expenses	9,526	9,406	21,216	50,601	4,242
Payable for chief compliance officer fee	1,953	1,742	10,646	11,759	753
Payable for principal financial officer fees	120	102	291	757	48
Distribution and service fees payable	–	6,445	6,141	6,363	–
Payable for transfer agency fees	4,274	3,233	4,506	14,214	4,105
Accrued expenses and other liabilities	47,242	38,501	57,977	92,168	38,862
Total liabilities	2,118,957	496,605	3,542,558	17,900,439	432,889
NET ASSETS	$265,040,447	$198,614,613	$633,125,253	$1,728,966,992	$104,458,717

NET ASSETS CONSISTS OF
Paid-in capital (Note 3)	$241,855,560	$220,051,085	$553,966,835	$1,638,023,748	$136,381,318
Total distributable earnings	23,184,887	(21,436,472)	79,158,418	90,943,244	(31,922,601)
NET ASSETS	$265,040,447	$198,614,613	$633,125,253	$1,728,966,992	$104,458,717

INVESTMENTS, AT COST	$218,576,690	$176,156,433	$515,552,442	$1,515,048,675	$102,806,453

PRICING OF SHARES
Investor Class
Net Assets	$27,426,807	$30,682,442	$29,277,334	$31,075,314	$–
Net Asset Value, offering and redemption price per share	$14.65	$14.47	$3.36	$16.51	$–
Shares of beneficial interest outstanding	1,872,347	2,120,433	8,723,257	1,881,655	–
Institutional Class
Net Assets	$237,613,640	$167,932,171	$603,847,919	$1,697,891,678	$104,458,717
Net Asset Value, offering and redemption price per share	$14.82	$14.69	$3.40	$16.67	$15.73
Shares of beneficial interest outstanding	16,030,502	11,434,689	177,858,978	101,855,939	6,640,068

See Notes to Financial Statements.

Annual Report | April 30, 2023	79

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2023

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Explorer Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund
INVESTMENT INCOME
Dividends	$10,268,214	$3,939,104	$173,469	$1,001,095	$12,536,050
Foreign taxes withheld	(1,041,459)	(244,665)	(15,348)	(66,635)	(803,269)
Total investment income	9,226,755	3,694,439	158,121	934,460	11,732,781
EXPENSES
Investment advisor fees (Note 6)	5,813,986	1,014,100	112,513	708,750	8,434,275
Administrative fees	134,583	40,635	53,673	30,923	201,278
Distribution and service fees - Investor Class	18,549	–	–	–	186,962
Transfer agent fees	45,350	35,236	32,399	41,955	57,405
Recoupment of previously waived fees	–	118,284	–	–	–
Professional fees	42,055	34,269	–	32,458	42,270
Printing fees	14,743	81	8,707	417	32,796
Registration fees	–	9,001	9,026	–	50,525
Custodian fees	355,861	102,114	126,248	44,829	226,270
Trustee fees and expenses	46,119	2,238	4,855	2,079	72,228
Chief compliance officer fees	15,653	1,487	–	105	24,516
Principal financial officer fees	1,907	521	225	2,432	2,968
Offering costs	–	–	36,910	–	–
Other expenses	29,145	11,431	25,548	9,935	39,925
Total expenses	6,517,951	1,369,397	410,104	873,883	9,371,418
Waiver of investment advisory fees (Note 6)	(109,699)	–	–	–	(436,855)
Less fees waived/reimbursed by investment advisor (Note 6)	–	–	(280,910)	–	–
Total net expenses	6,408,252	1,369,397	129,194	873,883	8,934,563
NET INVESTMENT INCOME	2,818,503	2,325,042	28,927	60,577	2,798,218

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	17,759,906	(12,061,329)	(1,449,710)	(826,535)	(28,372,691)
Net realized loss on foreign currency transactions	(417,103)	(104,954)	(5,975)	(32,210)	(253,034)
Net realized gain/(loss)	17,342,803	(12,166,283)	(1,455,685)	(858,745)	(28,625,725)
Net change in unrealized appreciation/(depreciation) on investments (net of change in foreign capital gains tax of $(2,068,237), $(29,797), $0, $(56,105) and $(795,337), respectively)	(44,351,825)	8,439,666	1,073,400	(3,477,412)	(22,384,194)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	8,846	13,186	511	4,604	68,115
Net change in unrealized appreciation/(depreciation)	(44,342,979)	8,452,852	1,073,911	(3,472,808)	(22,316,079)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(27,000,176)	(3,713,431)	(381,744)	(4,331,553)	(50,941,804)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,181,673)	$(1,388,389)	$(352,847)	$(4,270,976)	$(48,143,586)

See Notes to Financial Statements.

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Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2023

	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
INVESTMENT INCOME
Dividends	$4,777,069	$3,025,185	$12,544,768	$24,947,424	$865,697
Foreign taxes withheld	(309,776)	(217,219)	(949,151)	(2,219,673)	(1,479)
Total investment income	4,467,293	2,807,966	11,595,617	22,727,751	864,218
EXPENSES
Investment advisor fees (Note 6)	3,027,492	2,009,327	7,967,832	12,535,201	839,760
Administrative fees	96,669	81,733	214,671	399,982	45,869
Distribution and service fees - Investor Class	59,152	100,816	80,238	82,504	–
Transfer agent fees	49,934	45,984	45,922	147,451	39,005
Recoupment of previously waived fees	4,693	–	–	–	–
Professional fees	36,531	34,901	43,739	60,536	33,925
Printing fees	31,501	23,284	32,484	152,732	3,797
Registration fees	26,314	–	–	1,444	1,710
Custodian fees	146,914	111,635	261,407	456,412	12,640
Trustee fees and expenses	24,851	28,111	65,601	152,209	11,747
Chief compliance officer fees	7,706	8,727	5,763	76,119	3,773
Principal financial officer fees	787	986	2,633	6,393	444
Other expenses	21,702	22,555	31,541	69,045	17,825
Total expenses	3,534,246	2,468,059	8,751,831	14,140,028	1,010,495
Waiver of investment advisory fees (Note 6)	–	–	(343,566)	–	–
Less fees waived/reimbursed by investment advisor (Note 6)	(28,389)	–	–	–	–
Total net expenses	3,505,857	2,468,059	8,408,265	14,140,028	1,010,495
NET INVESTMENT INCOME/(LOSS)	961,436	339,907	3,187,352	8,587,723	(146,277)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(7,220,068)	(37,100,656)	(8,466,333)	(67,087,095)	(27,885,028)
Net realized loss on foreign currency transactions	(85,076)	(73,554)	(161,656)	(654,721)	(266)
Net realized loss	(7,305,144)	(37,174,210)	(8,627,989)	(67,741,816)	(27,885,294)
Net change in unrealized appreciation/(depreciation) on investments (net of change in foreign capital gains tax of $(407,352), $(2,932), $(1,330,800), $(779,074) and $0, respectively)	(21,405,156)	(797,958)	(35,983,550)	(53,441,518)	12,726,218
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	15,857	15,153	59,250	66,762	20
Net change in unrealized appreciation/(depreciation)	(21,389,299)	(782,805)	(35,924,300)	(53,374,756)	12,726,238
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(28,694,443)	(37,957,015)	(44,552,289)	(121,116,572)	(15,159,056)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,733,007)	$(37,617,108)	$(41,364,937)	$(112,528,849)	$(15,305,333)

See Notes to Financial Statements.

Annual Report | April 30, 2023	81

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$2,818,503	$916,863
Net realized gain	17,342,803	25,770,353
Net change in unrealized depreciation	(44,342,979)	(119,829,805)
Net decrease in net assets resulting from operations	(24,181,673)	(93,142,589)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(14,330)	(1,618,022)
Institutional Class	(1,228,754)	(67,571,163)
Return of capital	–	(549,374)
Net decrease in net assets from distributions	(1,243,084)	(69,738,559)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	613,572	1,267,340
Distributions reinvested	14,035	1,591,129
Cost of shares redeemed	(2,185,292)	(3,279,504)
Redemption fees	20	–
Net decrease from capital shares transactions	(1,557,665)	(421,035)

Institutional Class
Proceeds from sales of shares	51,238,758	49,481,761
Distributions reinvested	1,153,392	63,205,715
Cost of shares redeemed	(95,848,913)	(91,861,917)
Redemption fees	1,888	3,893
Net increase/(decrease) from capital shares transactions	(43,454,875)	20,829,452

Net decrease in net assets	(70,437,297)	(142,472,731)

NET ASSETS
Beginning of year	496,076,605	638,549,336
End of year	$425,639,308	$496,076,605

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	49,029	75,970
Issued to shareholders in reinvestment of distributions	1,167	99,757
Redeemed	(174,437)	(202,959)
Net decrease in share transactions	(124,241)	(27,232)

Institutional Class
Issued	4,050,696	2,900,542
Issued to shareholders in reinvestment of distributions	94,851	3,925,821
Redeemed	(7,718,184)	(5,465,808)
Net increase/(decrease) in share transactions	(3,572,637)	1,360,555

See Notes to Financial Statements.

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Grandeur Peak Global Contrarian Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$2,325,042	$1,183,034
Net realized gain/(loss)	(12,166,283)	2,272,824
Net change in unrealized appreciation/(depreciation)	8,452,852	(13,473,089)
Net decrease in net assets resulting from operations	(1,388,389)	(10,017,231)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	(2,503,330)	(5,635,245)
Net decrease in net assets from distributions	(2,503,330)	(5,635,245)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	52,743,021	86,906,012
Distributions reinvested	2,426,838	5,276,808
Cost of shares redeemed	(40,008,507)	(19,814,461)
Redemption fees	7,491	9,594
Net increase from capital shares transactions	15,168,843	72,377,953

Net increase in net assets	11,277,124	56,725,477

NET ASSETS
Beginning of year	106,128,521	49,403,044
End of year	$117,405,645	$106,128,521

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	3,970,518	5,617,970
Issued to shareholders in reinvestment of distributions	192,912	350,386
Redeemed	(3,111,613)	(1,370,653)
Net increase in share transactions	1,051,817	4,597,703

See Notes to Financial Statements.

Annual Report | April 30, 2023	83

Grandeur Peak Global Explorer Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Period December 16, 2021 (Inception) to April 30, 2022
OPERATIONS
Net investment income/(loss)	$28,927	$(5,004)
Net realized loss	(1,455,685)	(131,015)
Net change in unrealized appreciation/(depreciation)	1,073,911	(2,225,453)
Net decrease in net assets resulting from operations	(352,847)	(2,361,472)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	(24,043)	–
Net decrease in net assets from distributions	(24,043)	–

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	4,855,871	12,437,366
Distributions reinvested	23,263	–
Cost of shares redeemed	(1,520,472)	(616,937)
Redemption fees	1,033	2,100
Net increase from capital shares transactions	3,359,695	11,822,529

Net increase in net assets	2,982,805	9,461,057

NET ASSETS
Beginning of year	9,461,057	–
End of year	$12,443,862	$9,461,057

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	680,904	1,285,196
Issued to shareholders in reinvestment of distributions	3,272	–
Redeemed	(205,464)	(72,056)
Net increase in share transactions	478,712	1,213,140

See Notes to Financial Statements.

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Grandeur Peak Global Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income/(loss)	$60,577	$(343,036)
Net realized gain/(loss)	(858,745)	3,882,046
Net change in unrealized depreciation	(3,472,808)	(20,697,626)
Net decrease in net assets resulting from operations	(4,270,976)	(17,158,616)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	(9,713,708)
Net decrease in net assets from distributions	–	(9,713,708)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	5,982,899	6,982,822
Distributions reinvested	–	8,977,600
Cost of shares redeemed	(9,655,549)	(6,287,953)
Redemption fees	2	424
Net increase/(decrease) from capital shares transactions	(3,672,648)	9,672,893

Net decrease in net assets	(7,943,624)	(17,199,431)

NET ASSETS
Beginning of year	53,175,326	70,374,757
End of year	$45,231,702	$53,175,326

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	490,504	384,248
Issued to shareholders in reinvestment of distributions	–	505,780
Redeemed	(795,840)	(357,886)
Net increase/(decrease) in share transactions	(305,336)	532,142

See Notes to Financial Statements.

Annual Report | April 30, 2023	85

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$2,798,218	$640,542
Net realized gain/(loss)	(28,625,725)	80,206,834
Net change in unrealized depreciation	(22,316,079)	(263,718,405)
Net decrease in net assets resulting from operations	(48,143,586)	(182,871,029)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(1,234,811)	(21,606,186)
Institutional Class	(9,962,438)	(154,238,516)
Net decrease in net assets from distributions	(11,197,249)	(175,844,702)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	6,815,397	13,720,488
Distributions reinvested	1,229,951	20,538,090
Cost of shares redeemed	(20,587,851)	(30,630,234)
Redemption fees	590	1,747
Net increase/(decrease) from capital shares transactions	(12,541,913)	3,630,091

Institutional Class
Proceeds from sales of shares	97,065,543	82,166,481
Distributions reinvested	9,217,749	136,412,929
Cost of shares redeemed	(130,357,753)	(112,901,232)
Redemption fees	10,111	5,768
Net increase/(decrease) from capital shares transactions	(24,064,350)	105,683,946

Net decrease in net assets	(95,947,098)	(249,401,694)

NET ASSETS
Beginning of year	772,160,059	1,021,561,753
End of year	$676,212,961	$772,160,059

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,037,656	2,715,233
Issued to shareholders in reinvestment of distributions	379,614	4,182,910
Redeemed	(6,171,045)	(5,896,930)
Net increase/(decrease) in share transactions	(3,753,775)	1,001,213

Institutional Class
Issued	28,386,407	16,333,444
Issued to shareholders in reinvestment of distributions	2,768,093	27,119,867
Redeemed	(38,623,807)	(22,636,949)
Net increase/(decrease) in share transactions	(7,469,307)	20,816,362

See Notes to Financial Statements.

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Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income/(loss)	$961,436	$(456,612)
Net realized gain/(loss)	(7,305,144)	16,515,946
Net change in unrealized depreciation	(21,389,299)	(98,575,646)
Net decrease in net assets resulting from operations	(27,733,007)	(82,516,312)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(6,454,970)
Institutional Class	(128,741)	(51,278,451)
Net decrease in net assets from distributions	(128,741)	(57,733,421)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	2,593,183	4,516,080
Distributions reinvested	–	6,242,422
Cost of shares redeemed	(5,684,434)	(22,081,221)
Redemption fees	27	714
Net decrease from capital shares transactions	(3,091,224)	(11,322,005)

Institutional Class
Proceeds from sales of shares	34,183,813	90,834,951
Distributions reinvested	116,486	45,829,430
Cost of shares redeemed	(59,269,232)	(41,125,069)
Redemption fees	1,562	525
Net increase/(decrease) from capital shares transactions	(24,967,371)	95,539,837

Net decrease in net assets	(55,920,343)	(56,031,901)

NET ASSETS
Beginning of year	320,960,790	376,992,691
End of year	$265,040,447	$320,960,790

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	177,920	199,535
Issued to shareholders in reinvestment of distributions	–	291,566
Redeemed	(395,196)	(955,939)
Net decrease in share transactions	(217,276)	(464,838)

Institutional Class
Issued	2,343,747	3,969,683
Issued to shareholders in reinvestment of distributions	8,146	2,120,751
Redeemed	(4,098,540)	(1,948,673)
Net increase/(decrease) in share transactions	(1,746,647)	4,141,761

See Notes to Financial Statements.

Annual Report | April 30, 2023	87

Grandeur Peak Global Stalwarts Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income/(loss)	$339,907	$(223,063)
Net realized gain/(loss)	(37,174,210)	18,787,713
Net change in unrealized depreciation	(782,805)	(115,854,900)
Net decrease in net assets resulting from operations	(37,617,108)	(97,290,250)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(7,942,440)
Institutional Class	–	(36,357,966)
Return of capital	(323,040)	–
Net decrease in net assets from distributions	(323,040)	(44,300,406)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	4,381,138	22,339,787
Distributions reinvested	–	7,509,724
Cost of shares redeemed	(19,837,801)	(59,944,372)
Redemption fees	3,549	7,384
Net decrease from capital shares transactions	(15,453,114)	(30,087,477)

Institutional Class
Proceeds from sales of shares	61,912,119	173,132,185
Distributions reinvested	304,452	33,920,668
Cost of shares redeemed	(147,754,620)	(65,478,111)
Redemption fees	22,409	25,711
Net increase/(decrease) from capital shares transactions	(85,515,640)	141,600,453

Net decrease in net assets	(138,908,902)	(30,077,680)

NET ASSETS
Beginning of year	337,523,515	367,601,195
End of year	$198,614,613	$337,523,515

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	294,329	935,479
Issued to shareholders in reinvestment of distributions	–	322,999
Redeemed	(1,321,990)	(2,576,843)
Net decrease in share transactions	(1,027,661)	(1,318,365)

Institutional Class
Issued	4,074,362	7,389,417
Issued to shareholders in reinvestment of distributions	21,084	1,439,757
Redeemed	(9,713,154)	(2,999,583)
Net increase/(decrease) in share transactions	(5,617,708)	5,829,591

See Notes to Financial Statements.

88	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income/(loss)	$3,187,352	$(265,359)
Net realized gain/(loss)	(8,627,989)	43,129,999
Net change in unrealized depreciation	(35,924,300)	(243,280,059)
Net decrease in net assets resulting from operations	(41,364,937)	(200,415,419)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(12,024)	(6,995,097)
Institutional Class	(1,283,282)	(114,521,322)
Net decrease in net assets from distributions	(1,295,306)	(121,516,419)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	4,113,677	6,094,435
Distributions reinvested	11,774	6,638,611
Cost of shares redeemed	(12,851,897)	(22,861,894)
Redemption fees	549	103
Net decrease from capital shares transactions	(8,725,897)	(10,128,745)

Institutional Class
Proceeds from sales of shares	125,533,553	80,347,232
Distributions reinvested	1,149,581	102,989,186
Cost of shares redeemed	(140,172,258)	(126,377,233)
Redemption fees	513	858
Net increase/(decrease) from capital shares transactions	(13,488,611)	56,960,043

Net decrease in net assets	(64,874,751)	(275,100,540)

NET ASSETS
Beginning of year	698,000,004	973,100,544
End of year	$633,125,253	$698,000,004

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,255,558	1,215,869
Issued to shareholders in reinvestment of distributions	3,703	1,380,169
Redeemed	(3,983,035)	(4,501,887)
Net decrease in share transactions	(2,723,774)	(1,905,849)

Institutional Class
Issued	38,471,407	16,355,704
Issued to shareholders in reinvestment of distributions	358,125	21,191,191
Redeemed	(43,196,954)	(28,781,125)
Net increase/(decrease) in share transactions	(4,367,422)	8,765,770

See Notes to Financial Statements.

Annual Report | April 30, 2023	89

Grandeur Peak International Stalwarts Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$8,587,723	$2,555,888
Net realized gain/(loss)	(67,741,816)	105,562,123
Net change in unrealized depreciation	(53,374,756)	(475,348,396)
Net decrease in net assets resulting from operations	(112,528,849)	(367,230,385)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(28,865)	(6,131,180)
Institutional Class	(3,931,419)	(175,308,794)
Net decrease in net assets from distributions	(3,960,284)	(181,439,974)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	2,633,104	7,235,961
Distributions reinvested	28,703	6,035,460
Cost of shares redeemed	(19,013,074)	(11,277,946)
Redemption fees	2,441	117
Net increase/(decrease) from capital shares transactions	(16,348,826)	1,993,592

Institutional Class
Proceeds from sales of shares	599,089,862	427,381,221
Distributions reinvested	3,830,117	166,321,475
Cost of shares redeemed	(375,516,743)	(446,402,441)
Redemption fees	30,156	17,239
Net increase from capital shares transactions	227,433,392	147,317,494

Net increase/(decrease) in net assets	94,595,433	(399,359,273)

NET ASSETS
Beginning of year	1,634,371,559	2,033,730,832
End of year	$1,728,966,992	$1,634,371,559

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	159,819	292,270
Issued to shareholders in reinvestment of distributions	1,810	240,361
Redeemed	(1,141,972)	(484,652)
Net increase/(decrease) in share transactions	(980,343)	47,979

Institutional Class
Issued	37,183,737	18,058,917
Issued to shareholders in reinvestment of distributions	239,383	6,571,374
Redeemed	(23,214,152)	(18,255,599)
Net increase in share transactions	14,208,968	6,374,692

See Notes to Financial Statements.

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Grandeur Peak US Stalwarts Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment loss	$(146,277)	$(217,484)
Net realized loss	(27,885,294)	(2,423,252)
Net change in unrealized appreciation/(depreciation)	12,726,238	(33,336,025)
Net decrease in net assets resulting from operations	(15,305,333)	(35,976,761)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	(13,503)	(2,904,349)
Net decrease in net assets from distributions	(13,503)	(2,904,349)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	56,471,344	59,933,339
Distributions reinvested	11,569	2,054,218
Cost of shares redeemed	(68,240,742)	(17,719,415)
Redemption fees	1,337	41,072
Net increase/(decrease) from capital shares transactions	(11,756,492)	44,309,214

Net increase/(decrease) in net assets	(27,075,328)	5,428,104

NET ASSETS
Beginning of year	131,534,045	126,105,941
End of year	$104,458,717	$131,534,045

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	3,367,288	2,667,132
Issued to shareholders in reinvestment of distributions	729	84,675
Redeemed	(4,182,186)	(851,248)
Net increase/(decrease) in share transactions	(814,169)	1,900,559

See Notes to Financial Statements.

Annual Report | April 30, 2023	91

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$13.21	$17.70	$11.07		$11.82	$13.05

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.06	(0.01)	(0.08)		0.01	0.01
Net realized and unrealized gain/(loss) on investments	(0.67)	(2.48)	6.71		(0.75)	(1.13)
Total income/(loss) from investment operations	(0.61)	(2.49)	6.63		(0.74)	(1.12)

DISTRIBUTIONS
From net investment income	(0.02)	–	(0.00	)(b)	(0.01)	(0.02)
From net realized gain on investments	–	(2.00)	–		–	(0.09)
Total distributions	(0.02)	(2.00)	0.00		(0.01)	(0.11)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	–	0.00	(b)	–	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.63)	(4.49)	6.63		(0.75)	(1.23)
NET ASSET VALUE, END OF PERIOD	$12.58	$13.21	$17.70		$11.07	$11.82

TOTAL RETURN	(4.62)%	(16.01)%	59.92%		(6.29)%	(8.48)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$8,767	$10,846	$15,011		$10,056	$13,869

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.70%	1.76%	1.75%		1.76%	1.77%
Expenses (including fees waived/reimbursed by investment advisor)	1.68%	1.63%	1.68%		1.74%	1.76%
Net investment income/(loss)	0.45%	(0.09)%	(0.50)%		0.09%	0.11%

PORTFOLIO TURNOVER RATE	32%	31%	35%		24%	34%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

92	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$13.35	$17.83	$11.14	$11.88	$13.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.08	0.03	(0.04)	0.04	0.03
Net realized and unrealized gain/(loss) on investments	(0.67)	(2.51)	6.76	(0.75)	(1.14)
Total income/(loss) from investment operations	(0.59)	(2.48)	6.72	(0.71)	(1.11)

DISTRIBUTIONS
From net investment income	(0.04)	–	(0.01)	(0.03)	(0.04)
From net realized gain on investments	–	(2.00)	(0.02)	–	(0.09)
Total distributions	(0.04)	(2.00)	(0.03)	(0.03)	(0.13)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.63)	(4.48)	6.69	(0.74)	(1.24)
NET ASSET VALUE, END OF PERIOD	$12.72	$13.35	$17.83	$11.14	$11.88

TOTAL RETURN	(4.42)%	(15.82)%	60.30%	(6.03)%	(8.32)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$416,872	$485,230	$623,538	$389,373	$452,530

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.51%	1.52%	1.52%	1.53%	1.53%
Expenses (including fees waived/reimbursed by investment advisor)	1.48%	1.39%	1.45%	1.51%	1.52%
Net investment income/(loss)	0.66%	0.15%	(0.27)%	0.29%	0.29%

PORTFOLIO TURNOVER RATE	32%	31%	35%	24%	34%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2023	93

Grandeur Peak Global Contrarian Fund	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	For the Period September 18, 2019 (Commencement of Operations) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$13.60	$15.41	$8.78	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.30	0.20	0.25	0.06
Net realized and unrealized gain/(loss) on investments	(0.26)	(1.12)	6.61	(1.25)
Total income/(loss) from investment operations	0.04	(0.92)	6.86	(1.19)

DISTRIBUTIONS
From net investment income	(0.29)	(0.14)	(0.23)	(0.01)
From net realized gain on investments	(0.09)	(0.75)	–	(0.02)
Total distributions	(0.38)	(0.89)	(0.23)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.34)	(1.81)	6.63	(1.22)
NET ASSET VALUE, END OF PERIOD	$13.26	$13.60	$15.41	$8.78

TOTAL RETURN	0.42%	(6.51)%	78.51%	(11.96	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$117,406	$106,129	$49,403	$8,861

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.35%	1.40%	1.87%	4.69	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35%	1.35%	1.35%	1.35	%(d)(e)
Net investment income	2.29%	1.33%	1.91%	1.05	%(d)

PORTFOLIO TURNOVER RATE	81%	50%	54%	34	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

94	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Explorer Fund	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Institutional Class	Year Ended April 30, 2023		For the Period December 16, 2021 (Inception) to April 30, 2022
NET ASSET VALUE, BEGINNING OF PERIOD	$7.80		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02		(0.01)
Net realized and unrealized loss on investments	(0.44)		(2.19)
Total loss from investment operations	(0.42)		(2.20)

DISTRIBUTIONS
From net investment income	(0.02)		–
From net realized gain on investments	–		–
Total distributions	(0.02)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)

DECREASE IN NET ASSET VALUE	(0.44)		(2.20)
NET ASSET VALUE, END OF PERIOD	$7.36		$7.80

TOTAL RETURN	(5.40)%		(22.00	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$12,444		$9,461

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	3.97	%(d)	2.45	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.25	%(d)	1.25	%(d)(e)
Net investment income/(loss)	0.29%		(0.16	)%(e)

PORTFOLIO TURNOVER RATE	38%		8	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Expense ratios during startup periods may not be representative of longer term operating periods.

(e)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2023	95

Grandeur Peak Global Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$13.49	$20.65	$11.05	$11.31	$13.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02	(0.09)	(0.10)	0.01	(0.01)
Net realized and unrealized gain/(loss) on investments	(1.07)	(4.24)	11.17	(0.19)	(1.08)
Total income/(loss) from investment operations	(1.05)	(4.33)	11.07	(0.18)	(1.09)

DISTRIBUTIONS
From net investment income	–	–	(0.14)	(0.03)	–
From net realized gain on investments	–	(2.83)	(1.33)	(0.05)	(0.72)
Total distributions	–	(2.83)	(1.47)	(0.08)	(0.72)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	–	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.05)	(7.16)	9.60	(0.26)	(1.81)
NET ASSET VALUE, END OF PERIOD	$12.44	$13.49	$20.65	$11.05	$11.31

TOTAL RETURN	(7.78)%	(24.25)%	102.43%	(1.62)%	(7.67)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$45,232	$53,175	$70,375	$29,634	$35,654

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.85%	1.94%	2.02%	2.06%	2.05%
Expenses (including fees waived/ reimbursed by investment advisor)	1.85%	1.94%	2.00%	2.00%	2.00%
Net investment income/(loss)	0.13%	(0.50)%	(0.62)%	0.09%	(0.06)%

PORTFOLIO TURNOVER RATE	37%	36%	36%	33%	37%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

96	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020		Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$3.70	$5.51	$3.24		$3.48		$3.95

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	(0.01)	(0.02)		(0.01	)(b)	(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	(0.23)	(0.82)	2.66		(0.03)		(0.14)
Total income/(loss) from investment operations	(0.22)	(0.83)	2.64		(0.04)		(0.14)

DISTRIBUTIONS
From net investment income	–	–	(0.00	)(c)	–		(0.00	)(c)
From net realized gain on investments	(0.06)	(0.98)	(0.37)		(0.20)		(0.33)
Total distributions	(0.06)	(0.98)	(0.37)		(0.20)		(0.33)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	(0.28)	(1.81)	2.27		(0.24)		(0.47)
NET ASSET VALUE, END OF PERIOD	$3.42	$3.70	$5.51		$3.24		$3.48

TOTAL RETURN	(5.99)%	(19.49)%	82.94%		(1.73)%		(1.83)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$72,420	$92,173	$131,739		$92,843		$130,745

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.60%	1.57%	1.60%		1.61%		1.61%
Expenses (including fees waived/ reimbursed by investment advisor)	1.54%	1.45%	1.51%		1.57%		1.57%
Net investment income/(loss)	0.21%	(0.14)%	(0.34)%		(0.17)%		(0.12)%

PORTFOLIO TURNOVER RATE	28%	33%	47%		41%		38%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2023	97

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$3.79		$5.61		$3.29		$3.52	$4.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02		0.00	(b)	(0.00	)(b)	0.00 (b)	0.00	(b)
Net realized and unrealized gain/(loss) on investments	(0.24)		(0.84)		2.70		(0.03)	(0.14)
Total income/(loss) from investment operations	(0.22)		(0.84)		2.70		(0.03)	(0.14)

DISTRIBUTIONS
From net investment income	(0.00	)(b)	(0.00	)(b)	(0.01)		–	(0.01)
From net realized gain on investments	(0.06)		(0.98)		(0.37)		(0.20)	(0.33)
Total distributions	(0.06)		(0.98)		(0.38)		(0.20)	(0.34)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00	(b )

INCREASE/DECREASE IN NET ASSET VALUE	(0.28)		(1.82)		2.32		(0.23)	(0.48)
NET ASSET VALUE, END OF PERIOD	$3.51		$3.79		$5.61		$3.29	$3.52

TOTAL RETURN	(5.74)%		(19.30)%		83.44%		(1.42)%	(1.84)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$603,793		$679,987		$889,823		$470,142	$523,862

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.36%		1.34%		1.35%		1.37%	1.37%
Expenses (including fees waived/ reimbursed by investment advisor)	1.30%		1.22%		1.27%		1.33%	1.33%
Net investment income/(loss)	0.44%		0.09%		(0.08)%		0.05%	0.13%

PORTFOLIO TURNOVER RATE	28%		33%		47%		41%	38%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

98	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$16.01	$23.16	$14.12	$14.98		$16.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02	(0.07)	(0.07)	(0.01	)(b)	0.01
Net realized and unrealized gain/(loss) on investments	(1.38)	(3.77)	10.79	(0.44)		(0.58)
Total income/(loss) from investment operations	(1.36)	(3.84)	10.72	(0.45)		(0.57)

DISTRIBUTIONS
From net investment income	–	–	(0.01)	–		(0.00	)(c)
From net realized gain on investments	–	(3.31)	(1.67)	(0.41)		(1.42)
Total distributions	–	(3.31)	(1.68)	(0.41)		(1.42)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	(1.36)	(7.15)	9.04	(0.86)		(1.99)
NET ASSET VALUE, END OF PERIOD	$14.65	$16.01	$23.16	$14.12		$14.98

TOTAL RETURN	(8.49)%	(20.17)%	77.38%	(3.31)%		(1.61)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$27,427	$33,459	$59,164	$40,307		$56,307

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.49%	1.49%	1.52%	1.52%		1.52%
Expenses (including fees waived/reimbursed by investment advisor)	1.49%	1.48%	1.52%	1.52%		1.52%
Net investment income/(loss)	0.16%	(0.32)%	(0.38)%	(0.04)%		0.05%

PORTFOLIO TURNOVER RATE	42%	42%	41%	32%		50%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2023	99

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$16.17	$23.31	$14.19	$15.04	$17.02

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.06	(0.02)	(0.03)	0.03	0.05
Net realized and unrealized gain/(loss) on investments	(1.40)	(3.81)	10.86	(0.45)	(0.58)
Total income/(loss) from investment operations	(1.34)	(3.83)	10.83	(0.42)	(0.53)

DISTRIBUTIONS
From net investment income	(0.01)	–	(0.04)	(0.02)	(0.03)
From net realized gain on investments	–	(3.31)	(1.67)	(0.41)	(1.42)
Total distributions	(0.01)	(3.31)	(1.71)	(0.43)	(1.45)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.35)	(7.14)	9.12	(0.85)	(1.98)
NET ASSET VALUE, END OF PERIOD	$14.82	$16.17	$23.31	$14.19	$15.04

TOTAL RETURN	(8.30)%	(19.99)%	77.81%	(3.09)%	(1.33)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$237,614	$287,502	$317,828	$200,988	$272,743

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.26%	1.25%	1.27%	1.27%	1.27%
Expenses (including fees waived/reimbursed by investment advisor)	1.25%	1.24%	1.27%	1.27%	1.27%
Net investment income/(loss)	0.40%	(0.09)%	(0.14)%	0.21%	0.29%

PORTFOLIO TURNOVER RATE	42%	42%	41%	32%	50%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

100	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$16.51	$23.26	$14.26	$14.83		$15.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)	(0.06)	(0.04)	(0.01	)(b)	0.01
Net realized and unrealized gain/(loss) on investments	(2.03)	(4.21)	9.72	(0.31)		0.16
Total income/(loss) from investment operations	(2.04)	(4.27)	9.68	(0.32)		0.17

DISTRIBUTIONS
From net investment income	–	–	–	(0.00	)(c)	–
From net realized gain on investments	–	(2.48)	(0.68)	(0.25)		(0.40)
Total distributions	–	(2.48)	(0.68)	(0.25)		(0.40)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

INCREASE/DECREASE IN NET ASSET VALUE	(2.04)	(6.75)	9.00	(0.57)		(0.23)
NET ASSET VALUE, END OF PERIOD	$14.47	$16.51	$23.26	$14.26		$14.83

TOTAL RETURN	(12.36)%	(21.45)%	68.36%	(2.22)%		1.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$30,682	$51,984	$103,891	$85,310		$90,400

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.21%	1.17%	1.21%	1.24%		1.27%
Expenses (including fees waived/ reimbursed by investment advisor)	1.21%	1.17%	1.21%	1.24%		1.27%
Net investment income/(loss)	(0.06)%	(0.24)%	(0.23)%	(0.10)%		0.05%

PORTFOLIO TURNOVER RATE	32%	49%	50%	50%		52%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2023	101

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$16.74	$23.50		$14.37	$14.93	$15.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.03	(0.00	)(b)	0.01	0.03	0.04
Net realized and unrealized gain/(loss) on investments	(2.05)	(4.28)		9.80	(0.31)	0.17
Total income/(loss) from investment operations	(2.02)	(4.28)		9.81	(0.28)	0.21

DISTRIBUTIONS
From net investment income	(0.03)	–		–	(0.03)	(0.02)
From net realized gain on investments	–	(2.48)		(0.68)	(0.25)	(0.40)
Total distributions	(0.03)	(2.48)		(0.68)	(0.28)	(0.42)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(2.05)	(6.76)		9.13	(0.56)	(0.21)
NET ASSET VALUE, END OF PERIOD	$14.69	$16.74		$23.50	$14.37	$14.93

TOTAL RETURN	(12.09)%	(21.26)%		68.74%	(2.05)%	2.08%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$167,932	$285,539		$263,711	$119,600	$108,934

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.94%	0.93%		0.96%	0.99%	1.02%
Expenses (including fees waived/ reimbursed by investment advisor)	0.94%	0.93%		0.96%	0.99%	1.02%
Net investment income/(loss)	0.21%	(0.01)%		0.06%	0.17%	0.27%

PORTFOLIO TURNOVER RATE	32%	49%		50%	50%	52%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

102	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2023		Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$3.57		$5.17	$3.04	$3.34		$4.10

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01		(0.01)	(0.01)	0.00	(b)	0.00 (b)
Net realized and unrealized gain/(loss) on investments	(0.22)		(0.94)	2.30	(0.18)		(0.38)
Total income/(loss) from investment operations	(0.21)		(0.95)	2.29	(0.18)		(0.38)

DISTRIBUTIONS
From net investment income	(0.00	)(b)	–	(0.01)	(0.00	)(b)	(0.01)
From net realized gain on investments	–		(0.65)	(0.15)	(0.12)		(0.37)
Total distributions	(0.00	)(b)	(0.65)	(0.16)	(0.12)		(0.38)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.21)		(1.60)	2.13	(0.30)		(0.76)
NET ASSET VALUE, END OF PERIOD	$3.36		$3.57	$5.17	$3.04		$3.34

TOTAL RETURN	(5.85)%		(21.60)%	75.87%	(5.79)%		(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$29,277		$40,835	$69,041	$41,351		$58,070

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.60%		1.60%	1.60%	1.61%		1.62%
Expenses (including fees waived/ reimbursed by investment advisor)	1.55%		1.48%	1.53%	1.58%		1.57%
Net investment income/(loss)	0.29%		(0.24)%	(0.27)%	0.01%		0.11%

PORTFOLIO TURNOVER RATE	28%		26%	36%	27%		34%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2023	103

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$3.61	$5.21		$3.06		$3.36	$4.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02	(0.00	)(b)	(0.00	)(b)	0.01	0.01
Net realized and unrealized gain/(loss) on investments	(0.22)	(0.95)		2.31		(0.18)	(0.38)
Total income/(loss) from investment operations	(0.20)	(0.95)		2.31		(0.17)	(0.37)

DISTRIBUTIONS
From net investment income	(0.01)	(0.00	)(b)	(0.01)		(0.01)	(0.02)
From net realized gain on investments	–	(0.65)		(0.15)		(0.12)	(0.37)
Total distributions	(0.01)	(0.65)		(0.16)		(0.13)	(0.39)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.21)	(1.60)		2.15		(0.30)	(0.76)
NET ASSET VALUE, END OF PERIOD	$3.40	$3.61		$5.21		$3.06	$3.36

TOTAL RETURN	(5.61)%	(21.38)%		76.29%		(5.60)%	(7.19)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$603,848	$657,165		$904,059		$473,820	$653,241

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.36%	1.35%		1.36%		1.37%	1.37%
Expenses (including fees waived/ reimbursed by investment advisor)	1.31%	1.23%		1.28%		1.34%	1.32%
Net investment income/(loss)	0.51%	(0.01)%		(0.02)%		0.24%	0.41%

PORTFOLIO TURNOVER RATE	28%	26%		36%		27%	34%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

104	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$17.91	$24.05	$14.40		$14.70	$15.53

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.05	(0.03)	(0.00	)(b)	0.01	0.04
Net realized and unrealized gain/(loss) on investments	(1.44)	(3.93)	9.70		(0.29)	(0.53)
Total income/(loss) from investment operations	(1.39)	(3.96)	9.70		(0.28)	(0.49)

DISTRIBUTIONS
From net investment income	(0.01)	–	–		(0.02)	(0.05)
From net realized gain on investments	–	(2.18)	(0.05)		–	(0.29)
Total distributions	(0.01)	(2.18)	(0.05)		(0.02)	(0.34)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.40)	(6.14)	9.65		(0.30)	(0.83)
NET ASSET VALUE, END OF PERIOD	$16.51	$17.91	$24.05		$14.40	$14.70

TOTAL RETURN	(7.73)%	(19.07)%	67.36%		(1.91)%	(2.69)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$31,075	$51,250	$67,688		$82,289	$72,204

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.15%	1.14%	1.15%		1.17%	1.19%
Expenses (including fees waived/ reimbursed by investment advisor)	1.15%	1.14%	1.15%		1.17%	1.19%
Net investment income/(loss)	0.32%	(0.13)%	(0.01)%		0.04%	0.26%

PORTFOLIO TURNOVER RATE	32%	43%	33%		32%	42%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2023	105

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$18.06	$24.19		$14.46	$14.74	$15.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.09	0.03		0.06	0.05	0.07
Net realized and unrealized gain/(loss) on investments	(1.44)	(3.98)		9.75	(0.29)	(0.54)
Total income/(loss) from investment operations	(1.35)	(3.95)		9.81	(0.24)	(0.47)

DISTRIBUTIONS
From net investment income	(0.04)	(0.00	)(b)	(0.03)	(0.04)	(0.07)
From net realized gain on investments	–	(2.18)		(0.05)	–	(0.29)
Total distributions	(0.04)	(2.18)		(0.08)	(0.04)	(0.36)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.39)	(6.13)		9.73	(0.28)	(0.83)
NET ASSET VALUE, END OF PERIOD	$16.67	$18.06		$24.19	$14.46	$14.74

TOTAL RETURN	(7.45)%	(18.90)%		67.84%	(1.63)%	(2.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$1,697,892	$1,583,122		$1,966,043	$870,916	$561,100

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.90%	0.89%		0.90%	0.92%	0.94%
Expenses (including fees waived/ reimbursed by investment advisor)	0.90%	0.89%		0.90%	0.92%	0.94%
Net investment income	0.55%	0.13%		0.31%	0.32%	0.51%

PORTFOLIO TURNOVER RATE	32%	43%		33%	32%	42%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

106	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

Institutional Class	Year Ended April 30, 2023		Year Ended April 30, 2022	Year Ended April 30, 2021	For the Period March 20, 2020 (Commencement of Operations) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$17.65		$22.71	$13.15	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)	(0.01)		(0.03)	(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	(1.91)		(4.62)	9.73	3.16
Total income/(loss) from investment operations	(1.92)		(4.65)	9.67	3.15

DISTRIBUTIONS
From net investment income	(0.00	)(b)	–	–	–
From net realized gain on investments	–		(0.42)	(0.11)	–
Total distributions	(0.00	)(b)	(0.42)	(0.11)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.01	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.92)		(5.06)	9.56	3.15
NET ASSET VALUE, END OF PERIOD	$15.73		$17.65	$22.71	$13.15

TOTAL RETURN	(10.87)%		(20.93)%	73.67%	31.50	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$104,459		$131,534	$126,106	$9,421

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.90%		0.91%	1.11%	6.23	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	0.90%		0.91%	1.00%	1.00	%(d)(e)
Net investment income/(loss)	(0.07)%		(0.14)%	0.30%	(0.53	)%(d)

PORTFOLIO TURNOVER RATE	56%		31%	24%	2	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2023	107

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2023, the Trust consists of multiple separate portfolios or series. This annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak US Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund and Grandeur Peak US Stalwarts Fund) and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures utilized by the valuation designee and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisers, LLC (the “Adviser” or “Grandeur Peak”) believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed ALPS Advisors, Inc. ("AAI", or, the “Adviser”) to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

108	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2023:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
India	$78,838,530	$1,718,023	$–	$80,556,553
Other*	331,336,996	–	–	331,336,996
Rights and Warrants*	–	17,902	–	17,902
Total	$410,175,526	$1,735,925	$–	$411,911,451

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Contrarian Fund
Common Stocks*	109,863,184	–	–	109,863,184
Rights and Warrants*	–	2,490	–	2,490
Total	$109,863,184	$2,490	$–	$109,865,674

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2023	109

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Explorer Fund
Common Stocks*	12,196,032	–	–	12,196,032
Rights and Warrants*	–	219	–	219
Total	$12,196,032	$219	$–	$12,196,251

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks*	44,925,429	–	–	44,925,429
Total	$44,925,429	$–	$–	$44,925,429

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks*	654,338,172	–	–	654,338,172
Preferred Stocks*	–	–	1,923,136	1,923,136
Rights and Warrants*	–	18,063	–	18,063
Total	$654,338,172	$18,063	$1,923,136	$656,279,371

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
United States	$67,026,856	$–	$786,666	$67,813,522
Other*	184,032,746	–	–	184,032,746
Preferred Stocks*	–	–	1,892,203	1,892,203
Rights and Warrants*	–	2,682	–	2,682
Total	$251,059,602	$2,682	$2,678,869	$253,741,153

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

110	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks
United States	$65,730,777	$–	$1,022,666	$66,753,443
Other*	126,298,290	–	–	126,298,290
Preferred Stocks*	–	–	1,626,978	1,626,978
Total	$192,029,067	$–	$2,649,644	$194,678,711

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks*	614,166,906	–	–	614,166,906
Rights and Warrants*	–	11,630	–	11,630
Total	$614,166,906	$11,630	$–	$614,178,536

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Stalwarts Fund
Common Stocks*	1,687,143,729	–	–	1,687,143,729
Total	$1,687,143,729	$–	$–	$1,687,143,729

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak US Stalwarts Fund
Common Stocks
United States	$85,678,473	$–	$550,666	$86,229,139
Other*	15,778,587	–	–	15,778,587
Preferred Stocks*	–	–	626,088	626,088
Total	$101,457,060	$–	$1,176,754	$102,633,814

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2023	111

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Global Opportunities Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2022	$1	$2,406,336	$2,406,337
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	(2,402,751)	–	(2,402,751)
Change in Unrealized Appreciation/(Depreciation)	2,402,750	(483,200)	1,919,550
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2023	$–	$1,923,136	$1,923,136
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2023	$–	$(483,200)	$(483,200)

Grandeur Peak Global Reach Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2022	$1,000,001	$2,121,368	$3,121,369
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	(1,808,383)	–	(1,808,383)
Change in Unrealized Appreciation/(Depreciation)	1,595,048	(229,165)	1,365,883
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2023	$786,666	$1,892,203	$2,678,869
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2023	$(213,334)	$(213,334)	$(442,499)

Grandeur Peak Global Stalwarts Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2022	$1,300,000	$1,748,289	$3,048,289
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(277,334)	(121,310)	(398,644)
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2023	$1,022,666	$1,626,979	$2,649,645
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2023	$(277,334)	$(121,310)	$(398,644)

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

Grandeur Peak International Opportunities Fund	Common Stock	Total
Balance as of April 30, 2022	$1	$1
Accrued discount/ premium	–	–
Realized Gain/(Loss)	(2,889,826)	(2,889,826)
Change in Unrealized Appreciation/(Depreciation)	2,889,826	2,889,826
Purchases	–	–
Sales Proceeds	(1)	(1)
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of April 30, 2023	$0	$0
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2023	$–	$–

Grandeur Peak US Stalwarts Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2022	$700,000	$626,088	$1,326,088
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(149,334)	–	(149,334)
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2023	$550,666	$626,088	$1,176,754
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2023	$(149,334)	$–	$(149,334)

The table below provides additional information about the Level 3 Fair Value Measurements as of April 30, 2023:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Global Opportunities Fund

Asset Class	Fair Value (USD) at 4/30/23	Valuation Technique	Unobservable Inputs(a)	Value/Range
Preferred Stocks	$1,923,136	Market Approach	Enterprise Value-to-Sales Multiple	4.00x

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 4/30/23	Valuation Technique	Unobservable Inputs(a)	Value/Range
Common Stocks	$786,666	Discounted/Third	Third-Party Valuation	Discounted Partnership Interest
		Party Valuation
Preferred Stocks	$912,077	Market Approach	Enterprise Value-to-Sales Multiple	4.00x
Preferred Stocks	$980,126	Market Approach	Enterprise Value-to-Sales Multiple	4.80x

Grandeur Peak Global Stalwarts Fund

Asset Class	Fair Value (USD) at 4/30/23	Valuation Technique	Unobservable Inputs(a)	Value/Range
Common Stocks	$1,022,666	Discounted/Third Party Valuation	Third-Party Valuation	Discounted Partnership Interest
Preferred Stocks	$482,814	Market Approach	Enterprise Value-to-Sales Multiple	4.00x
Preferred Stocks	$1,144,164	Market Approach	Enterprise Value-to-Sales Multiple	4.80x

Annual Report | April 30, 2023	113

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

Grandeur Peak US Stalwarts Fund

Asset Class	Fair Value (USD) at 4/30/23	Valuation Technique	Unobservable Inputs	Value/Range
Common Stocks	$550,666	Cost/Third-Party Valuation	Third-Party Valuation	Discounted Partnership Interest
Preferred Stocks	$626,088	Market Approach	Enterprise Value-to-Sales Multiple	4.80x

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2023, the Funds had the following cash balances participating in the BBH CMS

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$13,101,028
Grandeur Peak Global Contrarian Fund	6,815,321
Grandeur Peak Global Explorer Fund	222,416
Grandeur Peak Global Micro Cap Fund	227,627
Grandeur Peak Global Opportunities Fund	17,674,223
Grandeur Peak Global Reach Fund	10,400,845
Grandeur Peak Global Stalwarts Fund	2,312,592
Grandeur Peak International Opportunities Fund	14,425,167
Grandeur Peak International Stalwarts Fund	29,951,273
Grandeur Peak US Stalwarts Fund	1,825,085

As of April 30, 2023, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$–
Grandeur Peak Global Contrarian Fund	–
Grandeur Peak Global Explorer Fund	–
Grandeur Peak Global Micro Cap Fund	–
Grandeur Peak Global Opportunities Fund	–
Grandeur Peak Global Reach Fund	14,394
Grandeur Peak Global Stalwarts Fund	–
Grandeur Peak International Opportunities Fund	–
Grandeur Peak International Stalwarts Fund	–
Grandeur Peak US Stalwarts Fund	–

Short Sales: The Funds may make short sales of securities consistent with their strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Special Purpose Vehicle: The Funds may invest in a Special Purpose Vehicle (a “SPV”). A SPV is a separate legal entity created by an organization. The SPV is a distinct company with its own assets and liabilities, as well as its own legal status. Usually, they are created for a specific objective, often to isolate financial risk. As it is a separate legal entity, if the parent company goes bankrupt, the special purpose vehicle can carry on.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Grandeur Peak Global Explore. Amounts amortized during the period ended April 30, 2022 for the Grandeur Peak Global Explorer Fund are shown on the Statements of Operations.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2023, the Funds had a liability for unrecognized capital gains tax. These amounts are disclosed as Foreign Capital Gains Tax on the Statements of Assets and Liabilities. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | April 30, 2023	115

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2023, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to tax equalization. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable earnings
Grandeur Peak Emerging Markets Opportunities Fund	$95,417	$(95,417)
Grandeur Peak Global Contrarian Fund	–	–
Grandeur Peak Global Explorer Fund	–	–
Grandeur Peak Global Micro Cap Fund	(70,275)	70,275
Grandeur Peak Global Opportunities Fund	–	–
Grandeur Peak Global Reach Fund	(11,291)	11,291
Grandeur Peak Global Stalwarts Fund	(144,252)	144,252
Grandeur Peak International Opportunities Fund	–	–
Grandeur Peak International Stalwarts Fund	–	–
Grandeur Peak US Stalwarts Fund	(185,212)	185,212

Tax Basis of Investments: As of April 30, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$98,630,014	$(49,709,036)	$(477,178)	$48,443,800	$364,708,496
Grandeur Peak Global Contrarian Fund	10,610,482	(11,133,803)	(7,629)	(530,950)	110,388,995
Grandeur Peak Global Explorer Fund	827,641	(2,075,414)	304	(1,247,469)	13,443,904
Grandeur Peak Global Micro Cap Fund	8,981,025	(6,831,791)	(15,270)	2,133,964	42,776,195
Grandeur Peak Global Opportunities Fund	179,383,539	(61,290,154)	(10,832)	118,082,553	538,185,986
Grandeur Peak Global Reach Fund	62,018,147	(27,821,737)	(7,506)	34,188,904	219,544,744
Grandeur Peak Global Stalwarts Fund	41,733,363	(25,279,526)	2,559	16,456,396	178,224,873
Grandeur Peak International Opportunities Fund	163,278,205	(65,425,829)	(512,868)	97,339,508	516,326,159
Grandeur Peak International Stalwarts Fund	330,432,033	(162,947,855)	(9,912)	167,474,266	1,519,659,553
Grandeur Peak US Stalwarts Fund	9,614,295	(11,184,882)	–	(1,570,587)	104,204,401

116	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

Components of Earnings: As of April 30, 2023, components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Accumulated Gain/(Loss)	Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency	Total Distributable Earnings
Grandeur Peak Emerging Markets Opportunities Fund	$–	$8,794,327	$1,529,448	$48,443,800	$58,767,575
Grandeur Peak Global Contrarian Fund	1,000,254	(11,020,894)	–	(530,950)	(10,551,590)
Grandeur Peak Global Explorer Fund	24,088	(1,500,267)	–	(1,247,469)	(2,723,648)
Grandeur Peak Global Micro Cap Fund	–	(2,688,892)	(46,560)	2,133,964	(601,488)
Grandeur Peak Global Opportunities Fund	901,833	(33,747,224)	–	118,082,553	85,237,162
Grandeur Peak Global Reach Fund	–	(11,004,017)	–	34,188,904	23,184,887
Grandeur Peak Global Stalwarts Fund	–	(37,871,516)	(21,353)	16,456,396	(21,436,472)
Grandeur Peak International Opportunities Fund	714,729	(18,895,819)	–	97,339,508	79,158,418
Grandeur Peak International Stalwarts Fund	2,842,788	(79,373,810)	–	167,474,266	90,943,244
Grandeur Peak US Stalwarts Fund	–	(30,273,474)	(78,540)	(1,570,587)	(31,922,601)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the year ended April 30, 2023 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Grandeur Peak Emerging Markets Opportunities Fund	$926,920	$316,164	$–
Grandeur Peak Global Contrarian Fund	1,928,652	574,678	–
Grandeur Peak Global Explorer Fund	24,043	–	–
Grandeur Peak Global Micro Cap Fund	–	–	–
Grandeur Peak Global Opportunities Fund	691,880	10,505,369	–
Grandeur Peak Global Reach Fund	128,741	–	–
Grandeur Peak Global Stalwarts Fund	–	–	323,040
Grandeur Peak International Opportunities Fund	1,295,306	–	–
Grandeur Peak International Stalwarts Fund	3,960,284	–	–
Grandeur Peak US Stalwarts Fund	13,503	–	–

The tax character of distributions paid by the Funds for the year ended April 30, 2022 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Grandeur Peak Emerging Markets Opportunities Fund	$726,332	$68,462,853	$549,374
Grandeur Peak Global Contrarian Fund	3,862,022	1,773,223	–
Grandeur Peak Global Explorer Fund	–	–	–
Grandeur Peak Global Micro Cap Fund	805,398	8,908,310	–
Grandeur Peak Global Opportunities Fund	13,505,418	162,339,284	–
Grandeur Peak Global Reach Fund	5,530,237	52,203,184	–
Grandeur Peak Global Stalwarts Fund	4,870,113	39,430,293	–
Grandeur Peak International Opportunities Fund	12,992,299	108,524,120	–
Grandeur Peak International Stalwarts Fund	2,961,918	178,478,056	–
Grandeur Peak US Stalwarts Fund	1,608,892	1,295,457	–

Annual Report | April 30, 2023	117

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$–
Grandeur Peak Global Contrarian Fund	9,449,037
Grandeur Peak Global Explorer Fund	650,311
Grandeur Peak Global Micro Cap Fund	2,688,892
Grandeur Peak Global Opportunities Fund	12,234,886
Grandeur Peak Global Reach Fund	7,965,844
Grandeur Peak Global Stalwarts Fund	25,545,628
Grandeur Peak International Opportunities Fund	10,966,568
Grandeur Peak International Stalwarts Fund	59,952,517
Grandeur Peak US Stalwarts Fund	17,249,892

The Fund elects to defer to the period ending April 30, 2024, capital losses recognized during the period 11/1/2022 - 04/30/2023 in the amount of:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$–
Grandeur Peak Global Contrarian Fund	1,571,857
Grandeur Peak Global Explorer Fund	849,956
Grandeur Peak Global Micro Cap Fund	46,560
Grandeur Peak Global Opportunities Fund	21,512,338
Grandeur Peak Global Reach Fund	3,038,173
Grandeur Peak Global Stalwarts Fund	12,325,888
Grandeur Peak International Opportunities Fund	7,929,251
Grandeur Peak International Stalwarts Fund	19,421,293
Grandeur Peak US Stalwarts Fund	13,023,582

The following Funds elects to defer to the period ending April 30, 2024, late year ordinary losses in the amount of:

Fund	Ordinary Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$–
Grandeur Peak Global Contrarian Fund	–
Grandeur Peak Global Explorer Fund	–
Grandeur Peak Global Micro Cap Fund	46,560
Grandeur Peak Global Opportunities Fund	257,734
Grandeur Peak Global Reach Fund	–
Grandeur Peak Global Stalwarts Fund	21,353
Grandeur Peak International Opportunities Fund	–
Grandeur Peak International Stalwarts Fund	–
Grandeur Peak US Stalwarts Fund	78,540

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2023 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$133,964,128	$157,124,342
Grandeur Peak Global Contrarian Fund	86,127,069	80,836,361
Grandeur Peak Global Explorer Fund	7,515,692	3,808,158
Grandeur Peak Global Micro Cap Fund	17,305,388	18,528,345
Grandeur Peak Global Opportunities Fund	187,447,024	242,013,702
Grandeur Peak Global Reach Fund	115,017,757	144,182,939
Grandeur Peak Global Stalwarts Fund	79,825,793	181,557,782
Grandeur Peak International Opportunities Fund	176,175,181	188,278,698
Grandeur Peak International Stalwarts Fund	716,282,574	499,958,750
Grandeur Peak US Stalwarts Fund	62,065,439	74,496,758

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2023 and the year ended April 30, 2022, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ Advisory fee rates.

Fund	Advisery Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Contrarian Fund	1.00%
Grandeur Peak Global Explorer Fund	1.10%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%
Grandeur Peak US Stalwarts Fund	0.75%

Annual Report | April 30, 2023	119

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Funds' average daily net assets. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2023. The Expense Agreement may not be terminated or modified prior to August 31, 2023 except with the approval of the Fund’s Board. The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund		September 1, 2021 - August 31, 2022 / September 1, 2022 - August 31, 2023
Investor Class	1.95%
Institutional Class	1.70%
Grandeur Peak Global Contrarian Fund		September 12, 2019 – August 31, 2021 / September 1, 2021 – August 31, 2023
Institutional Class	1.35%
Grandeur Peak Global Explorer Fund		December 16, 2021 - August 31, 2023
Institutional Class	1.25%
Grandeur Peak Global Micro Cap Fund		September 1, 2021 - August 31, 2022 / September 1, 2022 - August 31, 2023
Institutional Class	2.00%
Grandeur Peak Global Opportunities Fund		September 1, 2021 - August 31, 2022 / September 1, 2022 - August 31, 2023
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak Global Reach Fund
Investor Class	1.60%	For September 1, 2020 – August 31, 2021 / September 1, 2021-December 31, 2021
Institutional Class	1.35%
Investor Class	1.50%	January 1, 2022-August 31, 2022 / September 1, 2022-August 31, 2023
Institutional Class	1.25%
Grandeur Peak Global Stalwarts Fund		September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak International Opportunities Fund		September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak International Stalwarts Fund		September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak US Stalwarts Fund		September 1, 2021-August 31, 2022 / September 1, 2022-August 31, 2023
Institutional Class	1.00%

The Adviser will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s' expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Funds’ expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. Fees waived/reimbursed by the Adviser for the year ended April 30, 2023 are disclosed in the Statements of Operations.

In addition to the foregoing contractual arrangements, the Adviser has contractually agreed to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets).

120	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

Additionally, the Adviser with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). Previously, the Adviser had voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These additional contractual waivers are not subject to recoupment by the Adviser. Additional fees waived by the Adviser for the year ended April 30, 2023 are disclosed in the Statements of Operations.

For the year ended April 30, 2023, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	109,699	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$–	$118,284
Grandeur Peak Global Explorer Fund
Investor Class	$–	$–
Institutional Class	280,910	–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$–	$–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	436,855	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$4,693
Institutional Class	28,389	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	343,566	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$–	$–

Annual Report | April 30, 2023	121

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

As April 30, 2023, the balances of recoupable expenses for each Fund were as follows:

	Expires	Expires	Expires
Fund	2024	2025	2026	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–		$–
Institutional Class	$–	$–		$–
Grandeur Peak Global Contrarian Fund
Institutional Class	$109,006	$40,900	$–	$149,906
Grandeur Peak Global Explorer Fund
Institutional Class	$–	$39,713	$280,910	$320,623
Grandeur Peak Global Micro Cap Fund
Institutional Class	$–	$–	$–	$–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	$–	$–	$–	$–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–	$–	$–
Institutional Class	$–	$49,396	$28,389	$77,785
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	$–	$–	$–	$–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	$–	$–	$–	$–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	$–	$–	$–	$–
Grandeur Peak US Stalwarts Fund
Institutional Class	$625	$–	$–	$625

Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

122	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2023

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENTS

On June 14, 2023, the shareholders of each Fund approved an Agreement and Plan of Reorganization and Termination pursuant to which each Fund will be reorganized into correspondingly named series of Grandeur Peak Global Trust (each, a “Reorganization”). Each Reorganization is expected to close after the close of business on or about July 21, 2023.

Annual Report | April 30, 2023	123

Report of Independent Registered
Grandeur Peak Funds®	Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund (the “Funds”), ten of the funds constituting the Financial Investors Trust, including the portfolios of investments, as of April 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak International Opportunities Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Grandeur Peak Global Contrarian Fund, Grandeur Peak US Stalwarts Fund and Grandeur Peak Global Explorer Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Financial Investors Trust as of April 30, 2023, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Financial Investors Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Grandeur Peak US Stalwarts Fund	For the year ended April 30, 2023	For the two years ended April 30, 2023	For the three years ended April 30, 2023, and the period from March 20, 2020 (Commencement of operations) to April 30, 2020
Grandeur Peak Global Contrarian Fund	For the year ended April 30, 2023	For the two years ended April 30, 2023	For the three years ended April 30, 2023, and the period from September 18, 2019 (Commencement of operations) through April 30, 2020
Grandeur Peak Global Explorer Fund	For the year ended April 30, 2023	For the year ended April 30, 2023, and the period from December 16, 2021 (Inception) through April 30, 2022	For the year ended April 30, 2023, and the period from December 16, 2021 (Commencement of operations) through April 30, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2023

We have served as the auditor of one or more investment companies advised by Grandeur Peak Global Advisors, LLC since 2012.

124	1.855.377.7325 | www.GrandeurPeakGlobal.com

Disclosure Regarding Approval of
Grandeur Peak Funds®	Fund Advisory Agreement

In anticipation of and as part of the process to consider the renewal of the Grander Peak Investment Advisery Agreement (the “Advisery Agreement”), legal counsel to the Independent Trustees requested certain information from Grandeur Peak. In response to these requests, the Trustees received reports from Grandeur Peak that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel a memorandum regarding the Board's responsibilities pertaining to the approval of advisery contracts. Further, on September 13, 2022, the Board met with representatives of Grandeur Peak and discussed the services the firm provided pursuant to the Advisery Agreement, as well as the information Grandeur Peak provided.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreement, the Board had received sufficient information to renew and approve the Advisery Agreement.

In approving Grandeur Peak as investment adviser, and the fees to be charged under the Advisery Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve such agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Investment Advisery Fee Rate: The Trustees reviewed and considered the contractual annual advisery fees paid by the Trust, on behalf of the Grandeur Peak Funds, to Grandeur Peak, of 1.50% for the Grandeur Peak Global Micro Cap Fund, 1.35% for the Grandeur Peak Emerging Markets Opportunities Fund, 1.25% for the Grandeur Peak Global Opportunities Fund and for the Grandeur Peak International Opportunities Fund, 1.10% for the Grandeur Peak Global Explorer Fund and for the Grandeur Peak Global Reach Fund, 1.00% for the Grandeur Peak Global Contrarian Fund, 0.80% for the Grandeur Peak Global Stalwarts Fund and for the Grandeur Peak International Stalwarts Fund, and 0.75%1 for the Grandeur Peak US Stalwarts Fund in light of the extent and quality of the advisery services provided by Grandeur Peak to each such Grandeur Peak Fund.

The Board received and considered information including a comparison of the Investor Class and Institutional Class, as applicable, of each Grandeur Peak Fund’s contractual advisery fee rate with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisery fee rate of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund and the Grandeur Peak Emerging Markets Opportunities Fund was higher than the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund was significantly higher than the Data Provider peer group median.

Total Net Expense Ratios: The Trustees reviewed and considered that the total net expense ratio of: the Investor Class of the Grandeur Peak Emerging Markets Opportunities Fund and each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund and the Grandeur Peak Emerging Markets Opportunities Fund was lower than the Data Provider peer group median; each class of the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, the Institutional Class of the Grandeur Peak Global Explorer Fund, and the Investor Class of the Grandeur Peak Global Reach Fund, was higher than the Data Provider peer group median; and the Institutional Class of the Grandeur Peak Global Contrarian Fund, the Grandeur Peak Global Micro Cap Fund, and the Grandeur Peak Global Reach Fund was significantly higher than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisery Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Grandeur Peak Funds under the Grandeur Peak Investment Advisery Agreement. The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisery personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Grandeur Peak and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Grandeur Peak Funds.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the Grandeur Peak Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Grandeur Peak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Grandeur Peak’s Code of Ethics.

[1]	It was noted that the Grandeur Peak US Stalwarts Fund’s contractual management fee was incorrectly presented as 0.80% instead of 0.75% in the third party data provider report.

Annual Report | April 30, 2023	125

Disclosure Regarding Approval of
Grandeur Peak Funds®	Fund Advisory Agreement

Performance: The Trustees reviewed performance information of the Investor Class and Institutional Class, as applicable, of each Grandeur Peak Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods, as applicable, ended June 30, 2022. That review included a comparison of each Grandeur Peak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider.

The Trustees noted that for the 3-month period: the Grandeur Peak Global Contrarian Fund significantly outperformed the Data Provider peer group median; the Institutional Class of the Grandeur Peak International Opportunities Fund and the Grandeur Peak US Stalwarts Fund performed equal to the Data Provider peer group median; the Institutional Class of the Grandeur Peak Global Explorer Fund and the Grandeur Peak Global Opportunities Fund, the Investor Class of the Grandeur Peak International Opportunities Fund, and each class of the Grandeur Peak Emerging Markets Opportunities Fund, underperformed the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund significantly underperformed the Data Provider peer group median.

For the 1-year period, the Trustees noted that: the Institutional Class of the Grandeur Peak Global Contrarian Fund significantly outperformed the Data Provider peer group median; each class of the Grandeur Peak Emerging Market Opportunities Fund and the Grandeur Peak International Opportunities Fund, and the Investor Class of the Grandeur Peak International Stalwarts Fund underperformed the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund significantly underperformed the Data Provider peer group median.

The Trustees noted that for each Grandeur Peak Fund with a 3-year period: the Institutional Class of the Grandeur Peak Global Stalwarts Fund and the Investor Class of the Grandeur Peak Emerging Market Opportunities Fund outperformed the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median.

The Trustees noted that for each Grandeur Peak Fund with a 5-year period: the Investor Class of the Grandeur Peak International Opportunities Fund outperformed the peer group median; each class of the Grandeur Peak Emerging Market Opportunities Fund performed equal to the Data Provider peer group median; each remaining class of each Grandeur Peak significantly outperformed the Data Provider peer group median.

The Trustees noted that for each Grandeur Peak Fund with a 10-year period, each class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median during the period.

Finally, the Trustees noted that for the relevant period since the inception of each Grandeur Peak Fund, the Institutional Class of the Grandeur Peak Global Explorer Fund underperformed the Data Provider peer group median during the period; and each remaining class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median.

The Trustees also considered Grandeur Peak’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Grandeur Peak regarding fees charged to its other clients utilizing a strategy similar to that employed by the Grandeur Peak Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Grandeur Peak based on the fees payable under the Grandeur Peak Investment Advisery Agreement with respect to the Grandeur Peak Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Grandeur Peak Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Grandeur Peak from its relationship with the Grandeur Peak Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisery fee rate of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund and the Grandeur Peak Emerging Markets Opportunities Fund was higher than the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund was significantly higher than the Data Provider peer group median;

●	the total net expense ratio of: the Investor Class of the Grandeur Peak Emerging Markets Opportunities Fund and each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund and the Institutional Class of the Grandeur Peak Emerging Markets Opportunities Fund was lower than the Data Provider peer group median; each class of the Grandeur Peak International Opportunities Fund and the Grandeur Peak Global Opportunities Fund, the Investor Class of the Grandeur Peak Global Reach Fund, and the Institutional Class of the Grandeur Peak Global Explorer Fund was higher than the Data Provider peer group median; and the Institutional Class of the Grandeur Peak Global Micro Cap Fund, the Grandeur Peak Global Reach Fund, and the Grandeur Peak Global Contrarian Fund was significantly higher than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Grandeur Peak under the Grandeur Peak Investment Advisery Agreement with respect to each Grandeur Peak Fund were adequate;

126	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

●	for the period ended June 30, 2022, each class of each of the Grandeur Peak Funds outperformed or significantly outperformed the Data Provider peer group median for the 3-year (as applicable), 5-year (as applicable), 10-year (as applicable) and since inception periods, except for the Investor Class of the Grandeur Peak Emerging Market Opportunities Fund, which performed equal to the Data Provider peer group median for the 5-year period, and the Institutional Class of the Grandeur Peak Global Explorer Fund, which underperformed the Data Provider peer group median for the since inception period; for the 1-year period, each class of each of the Grandeur Peak Funds underperformed or significantly underperformed the Data Provider peer group median except for the Institutional Class of the Grandeur Peak Global Contrarian Fund, which significantly outperformed the Data Provider peer group median; and for the 3-month period, each class of each of the Grandeur Peak Funds underperformed or significantly underperformed the Data Provider peer group median except for the Institutional Class of the Grandeur Peak International Opportunities Fund and the Grandeur Peak US Stalwarts Fund, which performed equal to the Data Provider peer group median, and the Grandeur Peak Global Contrarian Fund, which significantly outperformed the Data Provider peer group median.

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Grandeur Peak’s other clients employing a comparable strategy to any of the Grandeur Peak Funds were not indicative of any unreasonableness with respect to the advisery fee payable by the Grandeur Peak Funds;

●	the profit, if any, realized by Grandeur Peak in connection with the operation of any of the Grandeur Peak Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship with any of the Grandeur Peak Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisery services is consistent with the best interests of each of the Grandeur Peak Funds and their shareholders.

Annual Report | April 30, 2023	127

Grandeur Peak Funds®	Additional Information

April 30, 2023 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling 1-855-377-PEAK (7325).

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling 1-855-377-PEAK (7325) and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2023:

	Foreign Taxes Paid	Foreign Source Income
Grandeur Peak Global Explorer Fund	$0	$0
Global Opportunities Fund	767,117	12,389,278
International Opportunities Fund	908,606	13,224,221
Global Reach Fund	261,069	4,190,488
Emerging Markets Opportunities Fund	1,564,387	9,839,529
Global Micro Cap Fund	0	0
Global Stalwarts Fund	0	0
International Stalwarts Fund	1,990,111	26,718,540
Grandeur Peak Global Contrarian Fund	191,417	3,457,478
Grandeur Peak US Stalwarts Fund	0	0

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2022, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Grandeur Peak Global Explorer Fund	47.76%	100.00%
Global Opportunities	100.00%	100.00%
International Opportunities Fund	2.79%	100.00%
Global Reach Fund	100.00%	100.00%
Emerging Markets Opportunities Fund	0.45%	100.00%
Global Micro Cap Fund	0.00%	0.00%
Global Stalwarts Fund	100.00%	100.00%
International Stalwarts Fund	3.96%	100.00%
Grandeur Peak Global Contrarian Fund	23.28%	83.51%
Grandeur Peak US Stalwarts Fund	100.00%	100.00%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

128	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Additional Information

April 30, 2023 (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designate the following as long-term capital gain dividends:

Grandeur Peak Global Explorer Fund	$0
Global Opportunities Fund	10,054,691
International Opportunities Fund	0
Global Reach Fund	0
Emerging Markets Opportunities Fund	0
Global Micro Cap Fund	0
Global Stalwarts Fund	0
International Stalwarts Fund	0
Grandeur Peak Global Contrarian Fund	574,679
Grandeur Peak US Stalwarts Fund	0

For the fiscal year ended April 30, 2023, the following long term amounts were utilized as earnings and profits distributed to shareholders on redemptions:

Global Explorer Fund	$0
Global Opportunities Fund	0
International Opportunities Fund	0
Global Reach Fund	0
Emerging Markets Opportunities Fund	95,417
Global Micro Cap Fund	0
Global Stalwarts Fund	0
International Stalwarts Fund	0
Grandeur Peak Global Contrarian Fund	0
Grandeur Peak US Stalwarts Fund	0

Annual Report | April 30, 2023	129

Grandeur Peak Funds®	Trustees and Officers

April 30, 2023 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	59	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).

130	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services ,Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020)and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2023	131

Grandeur Peak Funds®	Trustees and Officers

April 30, 2023 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Mr. Foss was appointed President of the Trust by unanimous written consent of the Board of Trustees on August 19, 2022.	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds, Reaves Utility Fund and Reality Shares ETF Trust.
Michael P. Lawlor, 1969	Secretary	Mr. Lawlor was appointed Secretary of the Trust at the December 13, 2022 meeting of the Board of Trustees.	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

132	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Privacy Policy

April 30, 2023 (Unaudited)

Who We Are
Who is providing this notice?	Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Explorer Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak US Stalwarts Fund, and Grandeur Peak International Stalwarts Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2023	133

Grandeur Peak Funds®	Privacy Policy

April 30, 2023 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●       Social Security number and account transactions

●       Account balances and transaction history

●       Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

134	1.855.377.7325 | www.GrandeurPeakGlobal.com

Intentinally Left Blank.

Contact Us

Mail:	Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	grandeurpeakglobal@alpsinc.com
Phone:	1.855.377.PEAK (7325)	Web:	www.GrandeurPeakGlobal.com

ANNUAL April 30, 2023

Highland Resolute Fund

Class I RMRGX

Highland Resolute Fund	Table of Contents

Highland Resolute Fund	Shareholder Letter

 April 30, 2023 (Unaudited)

PERFORMANCE:

April 30, 2023

Highland Resolute Fund returned 2% through the first four months of 2023, leading to outperformance against the HFRX Global Index and underperformance against the S&P 500 Index. Over the trailing year the fund fell short of both the HFRX Global Index and the S&P 500 Index, with the primary detractor across both the year-to-date and the trailing-twelve months being the Alpha sleeve. The primary detractors through the first four months of 2023 have been the commodity relative-value strategy and the event-driven strategy. These strategies both underperformed the team’s expectations and brought down the positive absolute performance received from the Risk-Parity and European Long/Short strategies. The Beta sleeve has outperformed the S&P 500 Index by 0.7% in 2023, despite underperforming in January. As markets were gripped with volatility in 2022, the Alpha sleeve suffered as correlations increased between all assets and rates rose sharply. Each of the four strategies underperformed expectations and as a result the Alpha sleeve was unable to function as a stabilizer to the Beta sleeve. The worst performer of the sleeve during the trailing-twelve months was the Risk-Parity strategy, which lost 13.6% as stocks and bonds remained correlated throughout the period. The relative-value commodity strategy failed to capitalize on volatility in commodity markets, while a sharp drawdown in early 2023 erased the modest performance experienced in the market-neutral strategy. The largest allocation to European Long/Short equity was able to dampen the overall volatility of the sleeve, although as expected, it did not keep up with the equity market rebound experienced from November 2022 to April 2023. The Beta sleeve was the biggest relative contributor throughout the year-to-date and trailing-twelve months as the sub-advised separate account strategy generated over 200 basis points1 of excess performance over the S&P 500 Index. Over the 10 months that Passaic managed the sleeve, January 2023 was the only month where the strategy lagged the S&P 500 Index.

Beta Sleeve2 – A custom portfolio managed by Passaic Partners which seeks to outperform US equities over full market cycles. Since Passaic Partners started managing a portion of the Fund's assets, the strategy has generated 300 basis points of excess returns against the S&P 500 Index.

Liquidity Sleeve3 – The mutual funds and money market positions outperformed the Bloomberg Barclays U.S. Aggregate Bond Index4 and contributed over 100 basis points during the trailing-twelve months.

Alpha Sleeve5 – The Alpha sleeve underperformed the team’s expectations throughout the year and was an absolute detractor. The sleeve is made up of four managers with distinct strategies focusing on European long/short equity, risk-parity, commodities relative value, and event-driven equity.

HIGHLAND RESOLUTE FUND

Table 1 notes the performance for the Fund as of quarter end under standard reporting (since inception) as well as of April 30th, 2023.

Performance (amounts greater than one year are annualized)

			Standardized Performance Data as of March 31, 2023			Non-Standardized Performance Data as of April 30, 2023
	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)
Highland Resolute Fund - Class I	1.54%	-7.78%	7.15%	1.68%	3.12%	2.02%	-2.48%	6.26%	1.85%	3.14%
HFRX Global Index	0.00%	-3.10%	4.35%	1.61%	1.82%	0.34%	-1.89%	3.48%	1.66%	1.84%

	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Highland Resolute Fund - Class I	2.02%	-1.50%	0.52%	0.52%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2023 without the approval by the Fund’s Board of Trustees.

Net Ratio ex Dividend & Short Expense is the Net Expense Ratio less any Dividend and Interest Expense on Securities Sold Short.

Non-standardized performance is any performance period that doesn’t fall on a quarter end.

Highland Resolute Fund	Shareholder Letter

April 30, 2023 (Unaudited)

Closing:

We are grateful to our investor’s support and appreciate your investment in the Highland Resolute Fund. Please feel free to contact us with any questions.

Sincerely,

Matthew W. Sampson, CFA & Jason T. Copeland, CFA, CAIA

Portfolio Managers6

[1]	Basis Point = 0.01%, 100 basis points would equal 1.0%

[2]	Beta Sleeve is in place to create sensitivity to the overall equity market.

[3]	Liquidity Sleeve is in place to have liquidity for rebalancing and redemptions.

[4]	A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market

[5]	Alpha Sleeve is to provide market outperformance.

[6]	Jason T. Copeland is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute. CAIA Association grants the right to use the CAIA Certification and Collective Marks to those individuals who have been granted the status of either Full Member or Retired Member by CAIAA.

Annual Report | April 30, 2023	3

Highland Resolute Fund	Shareholder Letter

April 30, 2023 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

Past performance does not guarantee future results.

Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please call 1-855-268-2242 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Highland Associates, Inc. and the information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Highland Resolute Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

RISKS:

The Fund’s strategy may expose it to the risks of investments in Swap Contracts and Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity Risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Fund to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

Beta is a measure of the volatility–or systematic risk–of a security or portfolio compared to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which describes the relationship between systematic risk and expected return for assets (usually stocks).

Alpha is referred to as “excess return” or “abnormal rate of return,” which refers to the idea that markets are efficient, and so there is no way to systematically earn returns that exceed the broad market as a whole.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. Investors cannot invest directly in an index.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

Highland Resolute Fund	Performance Update

April 30, 2023 (Unaudited)

Performance (for the year ended April 30, 2023)

Highland Resolute Fund

Cumulative Total Return (for the period ended April 30, 2023)	1 Year	3 Year	5 Year	10 Year	Since Inception*	Gross Ratio(a)	Net Ratio(a)
Highland Resolute Fund - Class I – NAV**	-2.48%	6.26%	1.85%	2.46%	3.14%	2.02%	0.52%
HFRX Global Hedge Fund Index(b)	-1.89%	3.48%	1.66%	1.42%	1.90%
S&P 500® Index(c)	2.66%	14.52%	11.45%	12.20%	13.34%
Dow Jones U.S. Select Dividend Index(d)	-0.84%	17.98%	8.33%	10.16%	11.30%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive (i) the portion of its 1.50% Management Fee in excess of any sub-advisory fees less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-advisor for the Fund or the removal of an existing investment sub-adviser to the Fund (“Sub-Advisory Fees”). Such fee waivers and reimbursements for the Fund (the “Expense Agreement”) shall continue through at least August 31, 2023. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2023 without the approval of the Board of Trustees.

*	Fund inception date of 12/30/11.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights due to acquired fund fees.

(b)	The HFRX Global Hedge Fund Index is an additional index, and is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(d)	The Dow Jones U.S. Select Dividend Index is an additional index, and represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings**

(For the period ended April 30, 2023)

As a percentage of Net Assets
S&P 500 Mini Future	61.22%
United States Treasury Bill	20.49%
United States Treasury Bill	18.11%
Dalton Melchior Trs	17.39%
Typhon Argos Segregated Portfolio	15.32%
PIMCO Short-Term Fund, Institutional Class	13.33%
WABR Cayman Company Limited	10.81%
Castle Ridge Long/Short Alpha Segregated Portfolio	9.42%
S&P 500 INDEX-SPX US 07/21/23 P4085	0.48%
S&P 500 INDEX-SPXW US 06/30/23 P4080	0.36%
Top Ten Holdings	166.93%

**	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2023	5

Highland Resolute Fund	Performance Update

April 30, 2023 (Unaudited)

Performance of $10,000 Initial Investment (for the year ended April 30, 2023)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Highland Resolute Fund	Consolidated Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of November 1, 2022 to April 30, 2023.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 11/01/22	ENDING ACCOUNT VALUE 04/30/23	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 11/01/22-04/30/23(b)
Highland Resolute Fund
Class I
Actual	$1,000.00	$1,025.10	0.63%	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2023	7

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2023

		Value
Description	Shares	(Note 2)
MUTUAL FUNDS (13.33%)
PIMCO Income Fund, Institutional Class	7	$68
PIMCO Short-Term Fund, Institutional Class	1,706,970	16,182,078
		16,182,146

TOTAL MUTUAL FUNDS
(Cost $16,381,723)		16,182,146

	Counterparty	Notional Amount	Expiration Date	Strike Price	Contracts	Value (Note 2)
PURCHASED PUT OPTIONS (0.84%)
S&P 500® Index	Morgan Stanley	$27,518,568	07/21/2023	$4,085	66	584,760
S&P 500® Index	Morgan Stanley	27,101,620	06/30/2023	4,080	65	440,765
						1,025,525

TOTAL PURCHASED PUT OPTIONS
(Cost $1,204,967)						1,025,525

		Value
Description	Shares	(Note 2)
Short-Term Investments (46.17%)
MONEY MARKET FUNDS (7.56%)
First American Government Obligations Fund, 7-day yield, 4.737%	9,179,576	9,179,576

U.S. TREASURY BILLS (38.61%)
4.589%, 05/02/2023(a)(b)	22,000,000	21,997,463
4.655%, 06/06/2023(a)	25,000,000	24,882,125
		46,879,588
TOTAL SHORT-TERM INVESTMENTS
(Cost $56,060,420)		56,059,164

TOTAL INVESTMENTS (60.34%)
(Cost $73,647,110)		$73,266,835

SEGREGATED CASH WITH BROKERS (40.12%)(c)		48,724,245

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.46%)		(558,394)
NET ASSETS (100.00%)		$121,432,686

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

(b)	Securities with an aggregate fair value of $21,997,463 have been pledged as collateral for options and futures positions.

(c)	Includes cash which is being held as collateral for total return swap contracts, futures contracts and options contracts.

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2023

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Reference Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Castle Ridge Long/Short Alpha Segregated Portfolio(a)	$11,439,825	$11,439,820	70 bps + FEDEF-1D	4.83	02/10/2025	$(5)
Morgan Stanley	Dalton Melchior Segregated Portfolio(b)	21,272,992	21,111,376	95 bps	N/A	03/20/2025	(161,616)
Morgan Stanley	Typhon Argos Segregated Portfolio(c)	18,606,312	18,606,304	85 bps	N/A	09/08/2025	(8)
Morgan Stanley	WABR Cayman Company Limited(d)	13,128,613	13,128,611	5 bps	N/A	06/28/2024	(2)
		$64,447,742	$64,286,111				$(161,631)

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.

(a)	Castle Ridge Long/Short Alpha Segregated Portfolio employs a quantitative equity market neutral strategy with an AI-framework. Unlike other AI strategies, Castle Ridge employs a deep-learning system that uses an geno-synthetic algorithm for iterative fractal clustering.

(b)	Dalton Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.

(c)	Typhon Argos is a discretionary multi-manager futures strategy with a bias to relative value strategies and commodity focused teams. The manager utilizes seven sub-strategies including four physical commodities specialists across metals, energy, livestock, and grain categories. The remaining strategies trade multiple commodity or financial futures with various quantitative mean reverting or trend following approaches. No single sub-strategy makes up more than 25% of the total portfolio.

(d)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

WRITTEN OPTION CONTRACTS (0.44%)

	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (0.28%)
S&P 500® Index
	Morgan Stanley	05/19/2023	$4,250	(6)	$13,632	$(2,501,568)	$(11,274)
	Morgan Stanley	05/26/2023	4,220	(6)	12,152	(2,501,568)	(21,564)
	Morgan Stanley	05/31/2023	4,285	(65)	170,691	(27,101,620)	(104,000)
	Morgan Stanley	06/16/2023	4,290	(66)	187,146	(27,518,568)	(209,616)

Put Option Contracts - (0.16%)
S&P 500® Index
	Morgan Stanley	05/19/2023	3,985	(6)	15,912	(2,501,568)	(7,560)
	Morgan Stanley	05/26/2023	3,940	(6)	21,291	(2,501,568)	(8,040)
	Morgan Stanley	05/31/2023	3,815	(65)	124,602	(27,101,620)	(57,850)
	Morgan Stanley	06/16/2023	3,795	(66)	126,931	(27,518,568)	(119,988)

TOTAL WRITTEN OPTION CONTRACTS					$672,357	$(119,246,648)	$(539,892)

See Notes to Financial Statements.

Annual Report | April 30, 2023	9

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2023

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
S&P 500 EMINI FUTURE	Morgan Stanley	Long	355	June 16, 2023	$74,345,875	$2,741,552
					$74,345,875	$2,741,552

TYPHON ARGOS SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Notional Value	Expiration Date	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMODITY FUTURES CONTRACTS
WHEAT	33	$1,190,700	July 2023	$(135,195)	-0.73%	Morgan Stanley & Co. LLC
HI GR. COPPER	13	1,363,673	June 2023	(69,826)	-0.38%	Morgan Stanley & Co. LLC
LIVE CATTLE	18	1,143,661	June 2023	32,528	0.17%	Morgan Stanley & Co. LLC
CORN	33	1,020,952	July 2023	(46,636)	-0.25%	Morgan Stanley & Co. LLC
WHEAT	67	2,246,760	July 2023	(135,744)	-0.73%	Morgan Stanley & Co. LLC
LEAN HOGS	18	605,463	June 2023	46,331	0.25%	Morgan Stanley & Co. LLC
LEAN HOGS	18	616,700	June 2023	35,096	0.19%	Morgan Stanley & Co. LLC
HI GR. COPPER	13	1,285,880	July 2023	9,660	0.05%	Morgan Stanley & Co. LLC
CORN	67	1,957,788	July 2023	(9,154)	-0.05%	Morgan Stanley & Co. LLC
LEAN HOGS	12	431,272	June 2023	3,020	0.02%	Morgan Stanley & Co. LLC
COMMODITY FUTURES CONTRACTS Total		11,862,847		(269,919)	-1.45%

OPTIONS
LEAN HOGS	18	27,544	June 2023	888	0.00%	Morgan Stanley & Co. LLC
LEAN HOGS	18	27,721	June 2023	888	0.00%	Morgan Stanley & Co. LLC
LEAN HOGS	18	27,544	June 2023	888	0.00%	Morgan Stanley & Co. LLC
LEAN HOGS	36	54,716	June 2023	1,777	0.01%	Morgan Stanley & Co. LLC
LIVE CATTLE	18	5,153	October 2023	5,507	0.03%	Morgan Stanley & Co. LLC
LIVE CATTLE	18	4,976	October 2023	5,507	0.03%	Morgan Stanley & Co. LLC
LEAN HOGS	36	15,989	February 2024	18,121	0.10%	Morgan Stanley & Co. LLC
OPTIONS Total		163,642		33,578	0.18%

FINANCIALS FUTURES OPTIONS CONTRACTS
5 YR T-NOTE	1	281	June 2023	549	0.00%	Morgan Stanley & Co. LLC
US T.BOND	1	303	June 2023	509	0.00%	Morgan Stanley & Co. LLC
US T.BOND	1	333	June 2023	509	0.00%	Morgan Stanley & Co. LLC
FINANCIALS FUTURES OPTIONS CONTRACTS Total		918		1,567	0.01%

INDEX FUTURES CONTRACTS
MICRO E-MINI DOW JONES IND	12	199,877	June 2023	2,588	0.01%	Morgan Stanley & Co. LLC
MICRO EMINI S&P 500	12	243,670	June 2023	4,291	0.02%	Morgan Stanley & Co. LLC
INDEX FUTURES CONTRACTS Total		443,547		6,879	0.04%

TOTAL LONG SECURITIES		$12,470,953		$(227,895)	-1.22%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2023

Description	Contracts/ Shares	Notional Value	Expiration Date	Value	Percentage of Value	Counterparty
SECURITIES SOLD SHORT COMMODITIES FUTURES CONTRACTS
KCBT RED WHEAT	(33)	$(1,420,929)	July 2023	$128,091	0.69%	Morgan Stanley & Co. LLC
LEAN HOGS	(18)	(643,073)	August 2023	(29,870)	-0.16%	Morgan Stanley & Co. LLC
LEAN HOGS	(18)	(636,697)	August 2023	(36,245)	-0.19%	Morgan Stanley & Co. LLC
HI GR. COPPER	(27)	(2,575,723)	September 2023	(20,986)	-0.11%	Morgan Stanley & Co. LLC
KCBT RED WHEAT	(67)	(2,603,451)	July 2023	17,763	0.10%	Morgan Stanley & Co. LLC
COMMODITIES FUTURES CONTRACTS Total		(7,879,873)		58,753	0.32%

OPTIONS
CRUDE OIL	(27)	(63,161)	December 2023	(77,283)	-0.42%	Morgan Stanley & Co. LLC
CRUDE OIL	(27)	(81,549)	December 2023	(77,283)	-0.42%	Morgan Stanley & Co. LLC
LEAN HOGS	(36)	(5,685)	February 2024	(6,751)	-0.04%	Morgan Stanley & Co. LLC
CRUDE OIL	(53)	(164,926)	December 2023	(154,565)	-0.83%	Morgan Stanley & Co. LLC
OPTIONS Total		(315,320)		(315,881)	-1.70%

INDEX FUTURES CONTRACTS
CFE VIX	(12)	(220,224)	May 2023	1,941	0.01%	Morgan Stanley & Co. LLC

TOTAL SECURITIES SOLD SHORT		$(8,415,418)		$(255,187)	-1.37%

REMAINING SECURITIES AND CASH				19,089,386	102.60%
Grand Total				$18,606,304

See Notes to Financial Statements.

Annual Report | April 30, 2023	11

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2023

DALTON MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts / Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES EQUITY SWAPS
AALBERTS NV		$432,710	$418,881	1.98%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	$(13,830)
AIXTRON SE		893,905	868,854	4.12%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	302 Bps	03/31/25	(25,050)
ASML HOLDING NV		531,869	538,932	2.55%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	7,063
ASR NEDERLAND NV		234,157	247,065	1.17%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	12,908
AZELIS GROUP NV		366,546	351,403	1.66%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	291 Bps	03/31/25	(15,144)
CAPGEMINI SE		567,480	551,416	2.61%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	(16,064)
CRH PLC		607,706	585,125	2.77%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	291 Bps	03/31/25	(22,581)
DIAGEO PLC		505,419	528,396	2.50%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	22,977
FERGUSON PLC		450,827	461,484	2.19%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	10,657
FINECOBANK SPA		587,276	582,771	2.76%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	(4,505)
GAMES WORKSHOP GROUP PLC		336,939	385,854	1.83%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	48,915
GRAFTON GROUP PLC-UTS -CDI		372,988	371,498	1.76%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	(1,490)
INFICON HOLDING AG-REG		275,687	310,669	1.47%	Morgan Stanley & Co. LLC	49 Bps + 1d Saron	142 Bps	03/31/25	34,982
INTERPUMP GROUP SPA		422,404	433,746	2.05%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	11,342
JD SPORTS FASHION PLC		446,602	439,063	2.08%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	(7,539)
JET2 PLC		664,964	628,321	2.98%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	(36,644)
LABORATORIOS FARMACEUTICOS		328,599	337,515	1.60%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	8,916
LONZA GROUP AG		313,999	330,594	1.57%	Morgan Stanley & Co. LLC	49 Bps + 1d Saron	142 Bps	03/31/25	16,595
LOTUS BAKERIES		191,967	197,155	0.93%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	5,188
LVMH MOET HENNESSY LOUIS VUI		379,629	423,337	2.01%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	43,708
MERCK KGAA		746,110	718,794	3.40%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	(27,317)
MONCLER SPA		193,956	223,893	1.06%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	29,937
NESTLE SA		514,183	551,557	2.61%	Morgan Stanley & Co. LLC	49 Bps + 1d Saron	142 Bps	03/31/25	37,374
OXFORD INSTRUMENTS PLC		504,029	566,737	2.68%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	62,708
RELX PLC		909,823	961,035	4.55%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	51,212
RIGHTMOVE PLC		657,095	706,033	3.34%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	48,938
ROBERTET SA		547,283	548,482	2.60%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	302 Bps	03/31/25	1,199
SCOUT24 SE		1,087,184	1,158,796	5.49%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	71,612
STABILUS SE		418,264	419,682	1.99%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	1,418
TATE & LYLE PLC		750,187	777,097	3.68%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	26,909
VIVENDI SE		931,968	981,673	4.65%	Morgan Stanley & Co. LLC	55 Bps + 1m Eurib	290 Bps	03/31/25	49,705
VOLUTION GROUP PLC		332,067	350,592	1.66%	Morgan Stanley & Co. LLC	59 Bps + 1d Sonia	418 Bps	03/31/25	18,525
EQUITY SWAPS Total		16,503,822	16,956,450	80.32%

TOTAL LONG		$16,503,822	$16,956,450	80.32%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2023

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
SECURITIES SOLD SHORT EQUITY SWAPS
ALSTOM		$(794,759)	$(751,876)	-3.56%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	299 bps	03/31/25	$42,883
DE'LONGHI SPA		(401,760)	(382,332)	-1.81%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	299 bps	03/31/25	19,428
DJS MID 200 PR		(2,699,939)	(2,414,200)	-11.44%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	299 bps	07/31/23	285,738
HUSQVARNA AB-B SHS		(459,114)	(512,318)	-2.43%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	299 bps	09/11/23	(53,204)
LOGITECH INTERNATIONAL		(603,909)	(652,904)	-3.09%	Morgan Stanley & Co. LLC	1D SARON -40 bps	142 bps	03/31/25	(48,996)
MAIRE TECNIMONT SPA		(393,161)	(400,958)	-1.90%	Morgan Stanley & Co. LLC	1D EONIA -150 bps	299 bps	03/31/25	(7,798)
MELEXIS NV		(589,417)	(505,173)	-2.39%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	299 bps	03/31/25	84,243
MIPS AB		(632,836)	(755,463)	-3.58%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	299 bps	09/11/23	(122,627)
NORDEX SE		(587,679)	(465,364)	-2.20%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	299 bps	03/31/25	122,316
SMA SOLAR TECHNOLOGY AG		(474,553)	(512,221)	-2.43%	Morgan Stanley & Co. LLC	1D EONIA -212.5 bps	299 bps	03/31/25	(37,668)
STADLER RAIL AG		(645,791)	(707,507)	-3.35%	Morgan Stanley & Co. LLC	1D SARON -150 bps	142 bps	03/31/25	(61,716)
STOXX-DJ SMALL 200 PRICE		(2,805,831)	(2,314,767)	-10.96%	Morgan Stanley & Co. LLC	1D EONIA -62.5 bps	299 bps	07/31/23	491,063
THULE GROUP AB/THE		(330,987)	(389,748)	-1.85%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	299 bps	09/11/23	(58,761)
VESTAS WIND SYSTEMS A/S		(484,082)	(457,563)	-2.17%	Morgan Stanley & Co. LLC	1W CIBOR -50 bps	289 bps	11/06/24	26,519
EQUITY SWAPS Total		(11,903,818)	(11,222,394)	-53.16%

INDEX FUTURE CONTRACTS
EURO STOXX 50 JUN23	(64)	(3,033,265)	(94,028)	-0.45%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			(94,028)	-0.45%

TOTAL SECURITIES SOLD SHORT		$(14,937,083)	$(11,316,422)	-53.61%

REMAINING SECURITIES AND CASH			15,471,348	73.29%
Grand Total			$21,111,376

See Notes to Financial Statements.

Annual Report | April 30, 2023	13

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2023

WABR CAYMAN COMPANY LIMITED

Description	Contracts/Shares	Notional Value	Value	Percentage of Value
LONG SECURITIES COMMON STOCKS
ACTIVISION BLIZZARD	535		$41,570	0.32%
AGREE REALTY REIT	569		38,688	0.29%
AMERICOLD REALTY	2,351		69,560	0.53%
BOSTON PROPERTIES REIT	803		42,849	0.33%
CALIX NETWORKS	1,076		49,162	0.37%
CAMDEN PROPERTY REIT	360		39,571	0.30%
CITIZENS FINANCIAL GROUP	1,683		52,085	0.40%
COMMSCOPE HOLDING	13,835		68,205	0.52%
CUBESMART REIT	1,249		56,814	0.43%
EASTGROUP PROPERTIES REIT	337		56,050	0.43%
EQUITY RESIDENTIAL REIT	1,203		76,078	0.58%
HEALTHCARE REALTY TRUST CL A	2,017		39,886	0.30%
HONEYWELL INTERNATIONAL	201		40,144	0.31%
INTEL	1,263		39,233	0.30%
INTUIT	96		42,521	0.32%
LIFE STORAGE	720		96,803	0.74%
META PLATFORMS CL A	156		37,370	0.28%
MICROSOFT	220		67,638	0.52%
NATIONAL RETAIL PROPERTIES REIT	890		38,724	0.29%
NVIDIA	182		50,467	0.38%
ORACLE	583		55,222	0.42%
PALO ALTO NETWORKS	319		58,133	0.44%
PILGRIMS PRIDE	2,027		46,240	0.35%
QUALCOMM	385		44,977	0.34%
REXFORD INDUSTRIAL REALTY REIT	1,408		78,516	0.60%
ROYAL CARIBBEAN GROUP	676		44,245	0.34%
SABRA HEALTH CARE REIT	3,465		39,496	0.30%
STAG INDUSTRIAL REIT	1,542		52,237	0.40%
VENTAS REIT	837		40,241	0.31%
WALMART	472		71,280	0.54%
WYNN RESORTS	485		55,373	0.42%
COMMON STOCKS Total			1,629,379	12.41%

INDEX FUTURE CONTRACTS
E-MINI S&P 500 STOCK INDEX Jun-23	14	2,927,867	153,686	1.17%
INDEX FUTURE CONTRACTS Total			153,686	1.17%

TOTAL LONG SECURITIES		$2,927,867	$1,783,065	13.58%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2023

Description	Contracts/Shares	Notional Value	Value	Percentage of Value
SECURITIES SOLD SHORT COMMON STOCKS
ALEXANDRIA REAL ESTATE EQ REIT	(454)		$(56,393)	-0.43%
AVALONBAY COMMUNITIES REIT	(284)		(51,185)	-0.39%
EXTRA SPACE STORAGE REIT	(728)		(110,755)	-0.84%
FOUR CORNERS PROPERTY	(1,514)		(38,614)	-0.29%
INVSC QQQ TRUST SRS 1 ETF	(448)		(144,464)	-1.10%
ISHARES EXPANDED TECH STW SCTR ETF	(438)		(129,775)	-0.99%
ISHARES RUSSELL 2000 ETF	(520)		(91,143)	-0.69%
ISHARES US TECHNOLOGY ETF	(778)		(72,374)	-0.55%
PROLOGIS REIT	(1,131)		(141,667)	-1.08%
PUBLIC STORAGE REIT	(219)		(64,504)	-0.49%
SELECT SECTOR HEALTH CARE SPDR ETF	(411)		(54,908)	-0.42%
SELECT SECTOR INDUSTRIAL SPDR ETF	(503)		(50,331)	-0.38%
SPDR FUND CONSUMER STAPLES ETF	(793)		(61,437)	-0.47%
SPDR S&P 500 ETF	(708)		(294,316)	-2.24%
TERRENO REALTY REIT	(1,246)		(76,732)	-0.58%
UDR REIT	(1,038)		(42,910)	-0.33%
VANGUARD REAL ESTATE ETF	(1,370)		(114,108)	-0.87%
WELLTOWER ORD	(593)		(46,963)	-0.36%
COMMON STOCKS Total			(1,642,579)	-12.51%

TOTAL SECURITIES SOLD SHORT			$(1,642,579)	-12.51%

REMAINING SECURITIES AND CASH			12,988,125	98.93%
Grand Total		$2,927,867	$13,128,611

See Notes to Financial Statements.

Annual Report | April 30, 2023	15

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2023

CASTLE RIDGE LONG/SHORT ALPHA SEGREGATED PORTFOLIO

Description	Contracts/Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCKS
Agilon Health Inc	6,359	$154,326	1.35%
Allegro Microsystems Inc	12,954	463,359	4.05%
Arhaus Inc	50,880	408,054	3.57%
Atlantic Union Bankshares Corp	7,319	209,475	1.83%
Axcelis Technologies Inc	2,162	255,795	2.24%
Bancorp Inc	12,432	396,698	3.47%
Bio Rad Laboratories Inc	305	137,660	1.20%
Caesars Entertainment Inc	4,078	184,704	1.61%
Encore Wire Corp	847	132,438	1.16%
Etsy Inc	3,738	377,690	3.30%
Extreme Networks Inc	13,801	245,382	2.14%
Impinj Inc	2,010	177,666	1.55%
Kemper Corp	2,975	144,732	1.27%
Lattice Semiconductor Corp	2,606	207,662	1.82%
Match Group Inc	4,428	163,391	1.43%
Materion Corp	1,788	193,650	1.69%
Monolithic Power Systems Inc	300	138,799	1.21%
ON Semiconductor Corp	8,033	578,081	5.05%
Procore Technologies Inc	2,758	147,317	1.29%
Repligen Corp	1,005	152,356	1.33%
Royal Caribbean Cruises Ltd	3,517	230,101	2.01%
Sanmina Corp	4,270	223,168	1.95%
Sarepta Therapeutics Inc	1,281	157,220	1.37%
Shift4 Payments Inc	5,369	363,837	3.18%
Solaredge Technologies Inc	690	196,959	1.72%
Uber Technologies Inc	14,505	450,392	3.94%
UNITED RENTALS (NORTH AMERICA) INC	478	172,526	1.51%
Vertiv Holdings Co	23,415	349,359	3.05%
COMMON STOCKS Total		7,012,797	61.30%

TOTAL LONG SECURITIES		$7,012,797	61.30%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2023

Description	Contracts/Shares	Value	Percentage of Value
SECURITIES SOLD SHORT
COMMON STOCKS
Advanced Drainage Systems Inc	(1,694)	$(145,239)	-1.27%
AMN Healthcare Services Inc	(2,074)	(179,056)	-1.57%
Assurant Inc	(1,960)	(241,374)	-2.11%
Axonics Inc	(5,369)	(308,486)	-2.70%
Baxter International Inc	(6,999)	(333,713)	-2.92%
BILL Holdings Inc	(3,064)	(235,316)	-2.06%
Bio-Techne Corp	(4,492)	(358,820)	-3.14%
Centene Corp	(2,438)	(168,057)	-1.47%
Chart Industries Inc	(1,202)	(159,960)	-1.40%
Datadog Inc	(3,167)	(213,396)	-1.87%
Fidelity National Information Services Inc	(4,669)	(274,181)	-2.40%
Freshpet Inc	(2,074)	(143,016)	-1.25%
Hasbro Inc	(3,492)	(206,804)	-1.81%
Inari Medical Inc	(3,251)	(215,917)	-1.89%
Mirati Therapeutics Inc	(8,354)	(370,144)	-3.24%
Mongodb Inc	(1,187)	(284,839)	-2.49%
Rapid7 Inc	(4,999)	(243,016)	-2.12%
Rogers Corp	(1,153)	(185,503)	-1.62%
SBA Communications Corp	(719)	(187,609)	-1.64%
ServiceNow Inc	(650)	(298,694)	-2.61%
Syneos Health Inc	(4,118)	(161,659)	-1.41%
Ultragenyx Pharmaceutical Inc	(5,004)	(218,535)	-1.91%
COMMON STOCKS Total		(5,133,334)	-44.87%

TOTAL SECURITIES SOLD SHORT		$(5,133,334)	-44.87%

REMAINING SECURITIES AND CASH		9,560,357	83.57%
Grand Total		$11,439,820

Common Abbreviations:

EONIA - Euro Overnight Index Average

ETF - Exchange Traded Fund.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

REIT - Real Estate Investment Trust

SARON - Swiss Average Rate Overnight

S&P - Standard & Poor's.

SONIA - Sterling Overnight Interbank Average Rate.

SPDR - Standard & Poor's Depositary Receipt.

Currency Abbreviations:

EUR - Euro

See Notes to Financial Statements.

Annual Report | April 30, 2023	17

Highland Resolute Fund	Consolidated Statement of Assets and Liabilities

April 30, 2023

ASSETS
Investments, at value	$73,266,835
Deposits with brokers for total return swap contracts, futures and written options	48,724,245
Cash	449,471
Receivable for investments sold	598,049
Variation margin receivable	595,563
Dividends receivable	60,844
Interest receivable	52,862
Receivable for total return swap reset	31,192
Other assets	33,922
Total assets	123,812,983
LIABILITIES
Written options, at value (Premiums received $672,357)	539,892
Unrealized depreciation on total return swap contracts	161,631
Investment advisory fees payable	20,243
Shareholder service fees payable	154,367
Payable for total return swap reset	373,954
Payable for interest expense on total return swap contracts	82,854
Payable for investments purchased	819,968
Trustee fees and expenses payable	12,501
Chief compliance officer fees payable	16,603
Principal financial officer fees payable	1,210
Administration fees payable	54,511
Transfer agency fees payable	21,682
Professional fees payable	86,839
Custody fees payable	4,657
Accrued expenses and other liabilities	29,385
Total liabilities	2,380,297
NET ASSETS	$121,432,686
NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$124,523,946
Total distributable earnings/(loss)	(3,091,260)
NET ASSETS	$121,432,686
INVESTMENTS, AT COST	$73,647,110
PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$10.61
Net Assets	$121,432,686
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	11,446,218

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Statement of Operations

For the Year Ended April 30, 2023

INVESTMENT INCOME
Dividends	$2,323,741
Interest	1,826,400
Foreign taxes withheld	(44,880)
Total investment income	4,105,261

EXPENSES
Investment advisory fees (Note 7)	2,880,929
Administration fees	460,938
Transfer agency fees	88,457
Shareholder service fees
Class I	79,656
Professional fees	76,050
Custody fees	23,832
Reports to shareholders and printing fees	10,055
Trustee fees and expenses	22,183
Registration/filing fees	19,961
Chief compliance officer fees	80,746
Principal financial officer fees	16,186
Other	11,870
Total expenses before waivers	3,770,863
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(2,471,750)
Waiver of investment advisory fees - subsidiary (Note 7)	(240,966)
Total net expenses	1,058,147
NET INVESTMENT INCOME	3,047,114
Net realized gain on investments	2,591,102
Net realized loss on futures contracts	(5,449,789)
Net realized gain on written options	1,828,537
Net realized loss on total return swap contracts	(6,172,193)
Total net realized loss	(7,202,343)

Net change in unrealized appreciation/depreciation on investments	(4,403,552)
Net change in unrealized appreciation/depreciation on written options	132,465
Net change in unrealized appreciation/depreciation on futures contracts	2,741,552
Net change in unrealized appreciation/depreciation on total return swap contracts	(161,628)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currency transactions	188
Total net change in unrealized appreciation/depreciation	(1,690,975)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,893,318)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,846,204)

See Notes to Financial Statements.

Annual Report | April 30, 2023	19

Highland Resolute Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$3,047,114	$525,599
Net realized gain/(loss)	(7,202,343)	8,970,336
Net change in unrealized appreciation/depreciation	(1,690,975)	(14,118,207)
Net decrease in net assets resulting from operations	(5,846,204)	(4,622,272)
TOTAL DISTRIBUTIONS (NOTE 4)
Class I	–	(10,475,416)
Net decrease in net assets from distributions	–	(10,475,416)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	6,114,330	59,139,370
Dividends reinvested
Class I	–	10,475,416
Shares redeemed, net of redemption fees
Class I	(85,140,027)	(7,654,687)
Net increase/(decrease) in net assets derived from beneficial interest transactions	(79,025,697)	61,960,099
Net increase/(decrease) in Net Assets	(84,871,901)	46,862,411
NET ASSETS:
Beginning of period	206,304,587	159,442,176
End of period	$121,432,686	$206,304,587

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the years presented

	Class I
	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022		For the Year Ended April 30, 2021		For the Year Ended April 30, 2020		For the Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$10.86		$11.58		$9.28		$10.30		$10.81
INCOME/(LOSS) FROM OPERATIONS
Net investment income(a)	0.18		0.03		0.14		0.19		0.20
Net realized and unrealized gain/(loss) on investments	(0.43)		(0.14)		2.16		(1.09)		(0.22)
Total from Operations	(0.25)		(0.11)		2.30		(0.90)		(0.02)

LESS DISTRIBUTIONS
Net investment income	–		(0.61)		–		(0.12)		(0.15)
Net realized gain on investments	–		–		–		–		(0.34)
Total Distributions	–		(0.61)		–		(0.12)		(0.49)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(b)	0.00	(b)	–		0.00	(b)	0.00	(b)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.25)		(0.72)		2.30		(1.02)		(0.51)
NET ASSET VALUE, END OF PERIOD	$10.61		$10.86		$11.58		$9.28		$10.30
TOTAL RETURN(c)	(2.30)%		(1.48)%		24.78%		(8.65)%		0.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$121,433		$206,305		$159,442		$179,800		$332,435
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	2.01	%(e)(f)	1.97	%(e)(f)	1.94	%(e)(f)	1.90	%(e)(f)	1.89	%(e)(f)
Operating expenses including reimbursement/waiver(d)	0.60	%(e)	0.47	%(e)	0.50	%(e)	0.69	%(e)	0.74	%(e)
Net investment income including reimbursement/waiver(d)	1.73%		0.26%		1.37%		1.89%		1.95%
PORTFOLIO TURNOVER RATE	60%		43%		42%		103%		55%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Consolidated Schedule of Investments.

(e)	Dividend and interest expense on securities sold short totaled 0.00%, 0.00%, 0.00%, 0.09%, and 0.19% of average net assets for the years ended April 30, 2023, 2022, 2021, 2020, and 2019, respectively.

(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (See Note 7 for additional detail). The ratio inclusive of that fee would be 2.15%, 2.12%, 2.06%, 1.99%, and 1.97% for the years ended April 30, 2023, 2022, 2021, 2020, and 2019 respectively.

See Notes to Financial Statements.

Annual Report | April 30, 2023	21

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Highland Resolute Fund (the “Fund”). The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Redmont Resolute (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund collectively referred to as the "financial statements" in these notes to the consolidated financial statements. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of April 30, 2023, net assets of the Fund were $121,432,686, of which $11,636,838, or 9.58%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and Highland Associates, Inc. (the "Adviser") is a "commodity pool operator" registered with and regulated by the Commodities Futures Trading Commission (CFTC).

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASU) Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the financial statements.

Investment Valuation: The Fund records its investments in securities at fair value. The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market moves with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. When an available price is not obtainable, the last trade price is utilized to value the swap contracts, or price is provided by the swap provider or prime broker. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees of the Trust (the “Board” or the “Trustees”).

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | April 30, 2023	23

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023:

Highland Resolute Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Put Options	$1,025,525	$–	$–	$1,025,525
Mutual Funds	16,182,146	–	–	16,182,146
Short-Term Investments
Money Market Funds	9,179,576	–	–	9,179,576
U.S. Treasury Bills	–	46,879,588	–	46,879,588
Total	$26,387,247	$46,879,588	$–	$73,266,835

Other Financial Instruments**
Assets:
Futures Contracts	$2,741,552	$–	$–	$2,741,552
Liabilities:
Written Option Contracts	(539,892)	–	–	(539,892)
Total Return Swap Contracts	–	(161,631)	–	(161,631)
Total	$2,201,660	$(161,631)	$–	$2,040,029

*	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

**	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The Total Return Swap Contracts shown in the table are reported at their unrealized appreciation/(depreciation) at the measurement date, which represents the change in the contract’s value from trade date or the last reset date.

As of April 30, 2023, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund's taxable income. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by the Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date or, for withholding taxes or certain foreign securities, as soon as information is available to the Fund. Withholding taxes on

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is not isolated and is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Losses incurred from engaging in short sales may be unlimited.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the FASB issued ASU No. 2020 04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund's investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund's transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund's investments cannot yet be determined.

Annual Report | April 30, 2023	25

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Consolidated Statement of Operations. Swap agreements held at April 30, 2023 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern Over the Counter (OTC) financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Consolidated Statement of Operations.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2023, was as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value		Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$–		Unrealized depreciation on total return swap contracts	$161,623
Commodity Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	–		Unrealized depreciation on total return swap contracts	8
Equity Risk (Purchased Options)	Investments, at value	1,025,525		N/A	N/A
Equity Risk (Written Options)	N/A	N/A		Written Options, at value	539,892
Equity Risk (Futures Contracts)	Unrealized appreciation on futures contracts	2,741,552	(a)	Unrealized depreciation on futures contracts	–
Total		$3,767,077			$701,523

(a)	Reflects cumulative unrealized appreciation of futures contracts as reported in the Consolidated Schedule of Investments. The value reflected on the accompanying Consolidated Statement of Assets and Liabilities is only the variation margin receivable as of April 30, 2023.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended April 30, 2023, was as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$(4,517,461)	$(161,614)
Commodity Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(1,654,732)	$(14)
Equity Risk (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	1,529,978	(179,441)
Equity Risk (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	1,828,537	132,465
Equity Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(5,449,789)	2,741,552
Total		$(8,263,467)	$2,532,948

Annual Report | April 30, 2023	27

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

Volume of Derivative Instruments for the Fund during the year ended April 30, 2023, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Notional Quantity	$53,245,017
Commodity Risk (Total Return Swap Contracts)	Notional Quantity	23,220,143
Equity Risk (Written Options)	Notional Quantity	(64,951,291)
Equity Risk (Purchased Options)	Notional Quantity	35,602,007
Equity Risk (Futures Contracts)	Notional Quantity	49,606,731

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of off-set that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2023:

Highland Resolute Fund

Offsetting of Derivatives Assets

Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Receivable Amount
Total	$–	$–	$–	$–	$–	$–

Highland Resolute Fund

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Payable Amount
Total Return Swap Contracts	$161,631	$–	$161,631	$–	$(161,631)	$–
Total	$161,631	$–	$161,631	$–	$(161,631)	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

4. TAX BASIS INFORMATION

Reclassifications: U.S. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. As of April 30, 2023, these differences had no effect on net assets and were primarily attributed to differing book and tax treatment of consolidating entries from the Fund’s CFC and net operating losses. The reclassifications were as follows:

Paid-in Capital	Distributable earnings
$(6,970,907)	$6,970,907

Tax Basis of Investments: As of April 30, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Highland Resolute Fund	$64,675,220	$(64,889,030)	$(71)	$(213,881)	$73,660,078

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gain/losses on certain derivative instruments.

Components of Earnings: As of April 30, 2023, components of distributable earnings/(loss) were as follows:

	Accumulated Capital Gains/(Losses)	Undistributed Ordinary Income	Net Unrealized Appreciation/(Depreciation)	Current Year Qualified Late Year Ordinary Loss	Total
Highland Resolute Fund	$(1,511,580)	$–	$(213,881)	$(1,365,799)	$(3,091,260)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2023, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$–	$–

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$10,475,416	$–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of April 30, 2023, the Fund had a net short-term capital loss carry forward of $1,511,580, which may be carried forward for an indefinite period.

During the fiscal year, the Fund utilized $1,754,805 of capital loss carry forwards to offset current year net realized gains.

The Highland Resolute Fund elects to defer to the period ending April 30, 2024, late year ordinary losses in the amount of $1,365,799.

Annual Report | April 30, 2023	29

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the year ended April 30, 2023, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Highland Resolute Fund	$44,544,930	$163,570,692

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

Highland Resolute Fund

Class I:	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Common Shares Outstanding - Beginning of Period	18,992,561	13,771,457
Common Shares Sold	562,303	4,990,996
Common Shares Issued as Reinvestment of Dividends	–	869,329
Common Shares Redeemed	(8,108,646)	(639,221)
Common Shares Outstanding - End of Period	11,446,218	18,992,561

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Consolidated Statements of Changes in Net Assets. For the year ended April 30, 2023, and the year ended April 30, 2022, the Fund retained fees as follows:

Fund	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Highland Resolute Fund	$1,914	$59

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund. The management fee is paid on a quarterly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the year ended April 30, 2023, this amount equaled $240,966 and is disclosed in the Consolidated Statement of Operations. Fees under the Subsidiary Advisory Agreement are not permitted to be recouped.

The Adviser entered into an Investment Sub-Advisory Agreement with Passaic Partners, LLC (“Passaic”) (the "Sub-Adviser"). The Adviser determines the allocation of the Fund's assets with the Sub-Adviser and other open-end investment companies. The Fund is not required to invest with any minimum number of sub-advisers or open-end investment companies, and does not have minimum or maximum limitations with respect to

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

allocations of assets to the Sub-Adviser, investment strategy or market sector. The Adviser may change the allocation of the Fund's assets among the available investment options, and may add or remove sub-advisers, at any time. The Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub- Adviser, and to recommend their hiring, termination and replacement. Pursuant to each Investment Sub-Advisory Agreement, the Adviser pays Sub- Adviser an annual sub-advisory management fee which is based on the Fund's average daily net assets of the assets managed by the Sub-Adviser. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The following table reflects the Fund's contractual sub-advisory fee rate.

Sub-Adviser	Contractual Sub-Advisory Fee
Passaic Partners, LLC	0.50%

The Adviser has agreed to waive (i) the portion of its 1.50% Management Fee in excess of any sub-advisory fees less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-advisor for the Fund or the removal of an existing investment sub-adviser to the Fund (“Sub-Advisory Fees”). Such fee waivers and reimbursements for the Fund (the “Expense Agreement”) shall continue through at least August 31, 2023. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2023 without the approval of the Board. The Adviser is not permitted to recoup any amounts waived or reimbursed in any prior fiscal period. Fees waived/reimbursed by the Adviser for the year ended April 30, 2023, are disclosed in the Consolidated Statement of Operations.

For the year ended April 30, 2023, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser
Highland Resolute Fund - Class I	$(2,471,750)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended April 30, 2023, are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the year ended April 30, 2023, are disclosed in the Consolidated Statement of Operations.

Compliance Services

ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the year ended April 30, 2023, are disclosed in the Consolidated Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the year ended April 30, 2023, are disclosed in the Consolidated Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Annual Report | April 30, 2023	31

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2023

Shareholder Services Plan

Effective December 12, 2017, the Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class I shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of Class I shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with shareholder service fees in the Consolidated Statement of Operations. Fees recaptured pursuant to the Plan for the year ended April 30, 2023, are included as an offset to shareholder service fees as disclosed in the Consolidated Statement of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Consolidated Statement of Operations.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENT

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

On May 5, 2023, the Board of Trustees of the Financial Investors Trust, based upon the recommendation of Highland Associates, Inc., the investment adviser to the Highland Resolute Fund, a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust, with an effective date on or about July 7, 2023 (the “Liquidation Date”).

All expenses incurred in connection with the transactions contemplated by the Plan, other than the brokerage commissions associated with the sale of portfolio securities, will be paid by the Adviser.

Highland Resolute Fund	Report of Independent Registered Accounting Firm

April 30, 2023

To the Shareholders of Highland Resolute Fund and

Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Highland Resolute Fund (the “Fund”), a series of Financial Investors Trust, as of April 30, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the related consolidated notes, and the consolidated financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s consolidated financial highlights for the year ended April 30, 2019 were audited by other auditors whose report dated June 25, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As described in Note 9 of the financial statements, on May 5, 2023, the Board of Trustees of Financial Investors Trust approved the liquidation of Highland Resolute Fund. Our opinion is not modified with respect to this matter.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 29, 2023

Annual Report | April 30, 2023	33

Highland Resolute Fund	Additional Information

April 30, 2023 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund's Form N-PORT reports are also available upon request by calling toll-free (855) 268-2242.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 268-2242 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2022:

	QDI	DRD
Highland Resolute Fund	26.48%	4.63%

In early 2023, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2022 via Form 1099. The Fund will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

Disclosure Regarding Approval of
Highland Resolute Fund	Fund Advisory Agreements

April 30, 2023 (Unaudited)

On March 14, 2023, the Trustees met in-person to discuss, among other things, the renewal of the Investment Advisory Agreement between Highland (“Highland”) and the Trust, with respect to the Highland Resolute Fund (the “Highland Fund”), dated September 16, 2019 (the “Highland Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Highland Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Highland Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Highland Fund, to Highland, of 1.50% of the Highland Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Highland to the Highland Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by Highland to Passaic of 0.50% of the Highland Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Passaic to the Highland Fund.

The Board received and considered information including a comparison of the Highland Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by the Data Provider. The Trustees noted that the contractual advisory fee rate of the Highland Fund was higher than the Data Provider peer group median.

Total Net Expense Ratios: The Trustees further reviewed and considered that the Highland Fund’s total net expense ratio of 0.47% was the lowest in the Data Provider peer group.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Highland Fund under the Highland Investment Advisory Agreement and Passaic Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by Highland and Passaic in their presentations, including their Forms ADV.

The Trustees reviewed and considered Highland’s and Passaic’s investment advisory personnel, their history as an asset manager, and their performance and the amount of assets currently under management by Highland and Passaic. The Trustees also reviewed the research and decision-making processes utilized by Highland and Passaic, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Highland Fund.

The Trustees considered the background and experience of Highland’s and Passaic’s management in connection with the Highland Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Highland’s and Passaic’s Codes of Ethics.

Performance: The Trustees reviewed performance information of the Highland Fund for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended December 31, 2022. That review included a comparison of the Highland Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the Highland Fund outperformed its peer group for the three-month, ten-year, and since inception periods, and underperformed the peer group median for each other period.

The Trustees also considered Highland’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Highland and Passaic regarding fees charged to their other clients utilizing a strategy similar to that employed by the Highland Fund.

Profitability: The Trustees received and considered profitability analyses prepared by Highland and Passaic based on the fees payable under the Highland Investment Advisory Agreement and Passaic Sub-Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Highland Fund would be passed along to shareholders.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Highland or Passaic from their relationships with the Highland Fund, including whether soft dollar arrangements were used.

Annual Report | April 30, 2023	35

Disclosure Regarding Approval of
Highland Resolute Fund	Fund Advisory Agreements

April 30, 2023 (Unaudited)

The Trustees, including all of the Independent Trustees, concluded that:

●	The contractual advisory fee rate of the Highland Fund was higher than the Data Provider peer group median.

●	The total net expense ratio of the Highland Fund was lower than the Data Provider peer group median.

●	The nature, extent, and quality of services rendered by Highland under the Highland Investment Advisory Agreement and Passaic under the Passaic Sub-Advisory Agreement were adequate.

●	For the period ended December 31, 2022, the Highland Fund outperformed its peer group for the three-month, ten-year, and since inception periods, and underperformed the peer group median for each other period.

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Highland’s and Passaic’s other clients employing a comparable strategy to the Highland Fund were not indicative of any unreasonableness with respect to the advisory fee payable to Highland by the Highland Fund or the sub-advisory fee payable to Passaic by Highland.

●	The profit, if any, realized by Highland and Passaic in connection with the operation of the Highland Fund is not unreasonable.

●	There were no material economies of scale or other incidental benefits accruing to Highland or Passaic in connection with their relationships with the Highland Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Highland’s and Passaic’s compensation for investment advisory and sib-advisory services is consistent with the best interests of the Highland Fund and its shareholders.

Highland Resolute Fund	Liquidity Risk Management

April 30, 2023 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 14, 2023, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2022. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | April 30, 2023	37

Highland Resolute Fund	Trustees & Officers

April 30, 2023 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-268-2242.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services ,Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020)and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	59	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Highland Resolute Fund	Trustees & Officers

     April 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015- 2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

Annual Report | April 30, 2023	39

Highland Resolute Fund	Trustees & Officers

April 30, 2023 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Mr. Foss was appointed President of the Trust by unanimous written consent of the Board of Trustees on August 19, 2022.	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015- 2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds, Reaves Utility Fund and Reality Shares ETF Trust.
Michael P. Lawlor, 1969	Secretary	Mr. Lawlor was appointed Secretary of the Trust at the December 13, 2022 meeting of the Board of Trustees.	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Highland Resolute Fund	Privacy Policy

April 30, 2023 (Unaudited)

Who We Are
Who is providing this notice?	Highland Resolute Fund
What We Do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you
● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes-information about your creditworthiness ● affiliates from using your information to market to you ● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2023	41

Highland Resolute Fund	Privacy Policy

April 30, 2023 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

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RONDURE FUNDS

ANNUAL

April 30, 2023

RONDURE NEW WORLD FUND	**Investor Class** RNWOX | **Institutional Class** RNWIX
RONDURE OVERSEAS FUND	**Investor Class** ROSOX | **Institutional Class** ROSIX

Shareholder Letter	1
Performance Update	4
Disclosure of Fund Expenses	10
Portfolio of Investments
Rondure New World Fund	11
Rondure Overseas Fund	14
Statements of Assets and Liabilities	17
Statements of Operations	18
Statement of Changes in Net Assets
Rondure New World Fund	19
Rondure Overseas Fund	20
Financial Highlights
Rondure New World Fund	21
Rondure Overseas Fund	23
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Additional Information	33
Disclosure Regarding Approval of Fund Advisory Agreement	34
Trustees and Officers	36
Privacy Policy	39

Rondure Funds	Shareholder Letter

April 30, 2023 (Unaudited)

April 30, 2023

Dear Fellow Shareholders,

What Lies Beneath

“A system, artificially stabilized, and of course you have hidden risks under the surface, and you don’t know where the risks are.”

-Nassim Nicholas Taleb

Push any complex system long enough in an attempt to stabilize it—and eventually the system pushes back on you. That has been the recent lesson. Here is what we mean by that:

Central bankers and legislators have worked overtime since the Great Recession to keep the world’s economies on an even bearing. By many measures, they have succeeded: Market volatility has been lower, by some metrics, since 2009 than at any other time in recorded history.

Yet every balancing act requires something falling out of kilter in order to keep something else level.

This time is no different. Yes, much appears to be orderly in terms of market functioning, asset prices, and the broader economy (despite exceptional volatility in sovereign debt markets). Proliferating crises have been averted in U.S. and Swiss banking circles for the time being. Main Street has avoided the worst of it, as has Wall Street. Few landings have been hard—at least for now.

In fact, market behavior during some of the recent turmoil has seemed downright bullish, suggestive of a newfound risk appetite. Two favorite equity trades have been going long on deep-value stocks and go-go growth stocks, as investors embrace the view that looser monetary policy ahead may provide salvation to the riskiest among us.

Yet not far below the surface, we still feel a deep sense of unease that neither the real economy nor financial markets are on entirely firm footing.

We are maintaining our trademark caution in outlook and positioning. We are not ready to run off to the races quite yet. Why? Mainly because we do not think valuations warrant it, with few exceptions.

The yield on the U.S. 2 Year Treasury during the first quarter of 2023 helps tell the story.

2 Year U.S. Treasury Yield (Year to Date)

Source: Bloomberg

Annual Report | April 30, 2023	1

Rondure Funds	Shareholder Letter

April 30, 2023 (Unaudited)

The quarter began with a surge of optimism, thanks to cooling inflation in advanced economies and the hope that China’s post-Covid reopening might spark the global growth engine. After a tough 2022, markets breathed a collective sigh of relief, bidding up risk-on assets like technology stocks and growth companies that had fared woefully over the prior twelve months.

Then the fireworks exploded: News of the cascading collapse of several U.S. banks and others teetering on the edge. U.S. Treasuries caught a fierce bid in what was both a flight to safety as well as a recognition that banking crises are inherently contractionary, which could limit how much future rate hiking the Fed would need to do.

Spring’s banking shock was a reminder that just because a risk is not understood by the market—or does not come to fruition—does not mean it is not lying in wait.

It may simply lie beneath.

That observation implies that caution may still be warranted even after prudence has fallen out of fashion, as traders return to the same bullish trades that have worked like a charm over the last decade or longer.

If we had told you last December that markets would shortly be facing the most serious banking crisis since 2008; or that Credit Suisse, a 167-year-old Swiss icon, would fail and be swallowed by its domestic rival; or that gold would make a play for its all-time high as investors flocked to safety, you would likely have thought us too bleak.

Thankfully, our research process proved effective in keeping us out of the eye of the distressed bank storm.

Unfortunately, media hype about Chinese weather balloons over North America played to investors’ worst fears that a new Cold War between the United States and China may be unfolding. We think the whole episode was largely inconsequential—but made for good news copy. It did not change our thinking or positioning. The media and politicians have moved on to new storylines, making the series of events seem like market noise.

One of the beautiful things about being able to invest down the market capitalization spectrum and in places far from the United States is that the banking drama in Silicon Valley left the Funds’ holdings essentially unscathed. It was largely inconsequential to either Fund in any direct sense. That is the power of geographic diversification, and an argument for investing both within and without one’s own country. Even when there are tremors in your home market, another market may be enjoying relative calm.

Fund Performance & Attribution

See full performance on pages ____.

Rondure New World Fund: Rondure New World Fund outperformed its benchmark by 726 basis points for the year. The Fund was up 1.17%, while the benchmark was -6.09%. In terms of sectors, Consumer, Industrials, and Financials all outperformed nicely. Our stock picking outperformed across all sectors except technology, and the Fund’s overweight to Consumer was helpful, as was the Fund’s underweight to Financials. The only sector that was a slight detractor was Healthcare. In terms of countries, Mexico, China, Taiwan, Thailand, and Indonesia were big contributors, while India and Brazil were the biggest detractors.

Rondure Overseas Fund: Rondure Overseas Fund underperformed the benchmark by132 basis points for the year. The Fund was up 0.40%, while the benchmark was +1.72. The Fund had positive performance in its two largest sectors, Consumer and Industrials, but negative performance across the Tech, Healthcare, and Financials dampened the returns. From a country standpoint, Mexico was a strength for the Fund, with Germany, Japan and Taiwan also adding nicely. The detractors came from China in particular, but also Australia and Italy.

Outlook

From a top-down perspective, two critical variables this year will be the future direction of U.S. monetary policy and Chinese business policy, in our view.

Our Chief Investment Officer, Blake Clayton, is fond of saying that interest rates are like the sun—everything in the market revolves around them. In the case of emerging and international markets, that can be doubly true. Emerging markets tend to suffer disproportionately from rising U.S. interest rates. A strong U.S. dollar tends to suck capital out of emerging economies and aggravate local debt burdens. Yet when U.S. inflation cools faster than expected and the Fed charts a course toward easier money, it can disproportionately benefit emerging markets. It is not coincidental

2	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

April 30, 2023 (Unaudited)

that the great bull markets in international equities over the last 40 years occurred when interest rates were falling and the U.S. dollar was weakening.

China is the all-important wild card. China is by far the largest country in the MSCI Emerging Markets Index (33%). Beijing has been largely hostile to private enterprise over the last two years in its regulation and public statements, but that is starting to change as Xi’s deputies adopt a friendlier tone. Still, small disturbances like the purported spy balloons over North America can cause major dislocations in foreign markets in the short term. An ironing out of the relationship between Washington and Beijing would be a major positive catalyst for emerging markets, while a deterioration would almost certainly prove the opposite.

Many of our favorite holdings right now are companies whose earnings we expect to positively inflect coming out of Covid-era lockdowns.

Another opportunity we are monitoring is the sell-off in the Indian stock market. We believe valuations are becoming more attractive as this formerly hot market cools and earnings growth slows. Headline risks around the Adani Group have contributed to negative sentiment there. There is a wealth of excellent businesses in India. We would love the chance to pick out a few favorites and hold them over many years.

Both our New World and Overseas Funds have been generally underweight deep value stocks, which tend not to be a process fit for us. The Funds’ portfolios tilt toward what we believe to be quality companies that tend to trade at a higher price-to-book ratio than traditional value stocks, such as volatile banks and materials companies. We believe that quality outperforms over time if bought at a reasonable price.

We believe the Funds remain conservatively positioned in terms of stock selection. We sleep well that way. We are focused on companies that we believe have strong balance sheets (net cash), consistent dividends, reliable returns on capital, and competitive moats, which are trading at reasonable valuations, in our view.

Thank you for your continued support. We appreciate your partnership and trust.

Sincerely,

The Rondure Global Advisors Research Team

RISKS: Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging and frontier markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Diversification does not eliminate the risk of experiencing investment loses.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Rondure Funds prospectus, containing this and other information, visit www.rondureglobal.com or call 1-855-775-3337. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information. Past performance does not guarantee future results.

The CFA designation is owned by the CFA institute.

Rondure Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Rondure Global Advisors.

Annual Report | April 30, 2023	3

Rondure New World Fund	Performance Update

April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception(a)	Expense Ratio(b)
					Gross	Net(c)
Rondure New World Fund – Institutional (RNWIX)	1.17%	7.59%	2.27%	3.95%	1.27%	1.10%
Rondure New World Fund – Investor (RNWOX)	0.93%	7.35%	2.02%	3.70%	1.58%	1.35%
MSCI Emerging Markets Index(d)	-6.09%	4.71%	-0.67%	2.78%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the "Advisor"), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund's average daily net assets for the Fund's Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Advisor will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2023, except with the approval of the Fund's Board of Trustees.

(d)	The MSCI Emerging Markets Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested dividends of approximately 800 companies from 24 emerging market countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

4	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2023	5

Rondure New World Fund	Performance Update

April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	73.7%
North America	12.6%
Latin America	4.8%
Africa/Middle East	3.1%
Europe	2.2%
Cash, Cash Equivalents, & Other Net Assets	3.6%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Hong Kong Exchanges & Clearing, Ltd.	2.7%
Bangkok Bank PCL	2.7%
Yum China Holdings, Inc.	2.6%
Bank Rakyat Indonesia Persero Tbk PT	2.6%
Heineken Malaysia Bhd	2.4%
Coca-Cola Femsa SAB de CV	2.4%
Sinbon Electronics Co., Ltd.	2.3%
GMexico Transportes SAB de CV	2.3%
HDFC Bank, Ltd.	2.2%
Uni-President China Holdings, Ltd.	2.0%
Total	24.2%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

April 30, 2023 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception(a)	Expense Ratio(b)
					Gross	Net(c)
Rondure Overseas Fund – Institutional (ROSIX)(d)	0.40%	5.91%	1.84%	4.06%	1.56%	0.85%
Rondure Overseas Fund – Investor (ROSOX)	0.06%	5.60%	1.58%	3.80%	1.88%	1.10%
MSCI EAFE Index(e)	9.00%	12.22%	4.14%	5.84%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the "Advisor"), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund's average daily net assets for the Fund's Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2023. The Advisor will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2023, except with the approval of the Fund's Board of Trustees.

(d)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(e)	The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 developed market countries excluding the US and Canada. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2023	7

Rondure Overseas Fund	Performance Update

April 30, 2023 (Unaudited)

Growth of $10,000 for the period ended April 30, 2023

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

April 30, 2023 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	38.7%
Asia ex Japan	27.2%
North America	15.3%
Australia/New Zealand	7.2%
Latin America	4.7%
Japan	4.7%
Africa/Middle East	0.9%
Cash, Cash Equivalents, & Other Net Assets	1.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
GMexico Transportes SAB de CV	3.6%
Parex Resources, Inc.	3.3%
Genpact, Ltd.	3.3%
Restaurant Brands New Zealand, Ltd.	2.8%
WNS Holdings, Ltd.	2.7%
Heineken Malaysia Bhd	2.4%
Puma SE	2.3%
Alten SA	2.2%
MTU Aero Engines AG	2.2%
Reply SpA	2.1%
Total	26.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2023	9

Rondure Funds	Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2022 through April 30, 2023.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expense Ratio(a)	Expenses Paid During Period November 1, 2022 - April 30, 2023(b)
Rondure New World Fund
Institutional Class
Actual	$1,000.00	$1,116.70	1.10%	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
Investor Class
Actual	$1,000.00	$1,115.60	1.35%	$7.08
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Rondure Overseas Fund
Institutional Class
Actual	$1,000.00	$1,129.50	0.85%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
Investor Class
Actual	$1,000.00	$1,128.10	1.10%	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

10	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (96.44%)
Brazil (4.80%)
B3 SA - Brasil Bolsa Balcao	900,000	$2,102,129
MercadoLibre, Inc.(a)	2,328	2,973,997
Pet Center Comercio e Participacoes SA	948,200	1,171,040
TOTVS SA	231,000	1,183,761
WEG SA	443,900	3,646,213
		11,077,140

China (20.11%)
Alibaba Group Holding, Ltd.(a)	308,000	3,219,430
ANTA Sports Products, Ltd.	194,700	2,400,994
China Resources Beer Holdings Co., Ltd.	140,000	1,076,354
China Tourism Group Duty Free Corp., Ltd.	191,000	4,437,975
H World Group, Ltd.(a)	671,400	3,079,169
Hangzhou Oxygen Plant Group Co., Ltd., Class A	278,200	1,614,220
Kweichow Moutai Co., Ltd., Class A	4,400	1,118,081
Li Ning Co., Ltd.	271,500	1,931,714
LONGi Green Energy Technology Co., Ltd., Class A	297,076	1,495,199
Sany Heavy Industry Co., Ltd.	718,200	1,709,408
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	25,000	1,125,473
Sichuan Swellfun Co., Ltd., Class A	132,500	1,253,626
Skshu Paint Co., Ltd.(a)	153,177	2,266,194
Tencent Holdings, Ltd.	77,600	3,404,666
Tsingtao Brewery Co., Ltd., Class H	416,800	4,444,295
Uni-President China Holdings, Ltd.	4,635,000	4,623,397
Yifeng Pharmacy Chain Co., Ltd., Class A	155,900	1,120,836
Yum China Holdings, Inc.	99,867	6,076,256
		46,397,287

Greece (0.39%)
JUMBO SA	39,200	902,768

Hong Kong (2.70%)
Hong Kong Exchanges & Clearing, Ltd.	150,900	6,228,507

India (12.91%)
3M India, Ltd.	1,575	433,957
Asian Paints, Ltd.	36,352	1,289,236
Blue Dart Express, Ltd.	11,662	846,624
Dabur India, Ltd.	180,000	1,172,121
Divi's Laboratories, Ltd.	38,909	1,553,721
HCL Technologies, Ltd.	253,230	3,292,698
HDFC Bank, Ltd.	250,449	5,164,676
Honeywell Automation India, Ltd.	355	154,410
IndiaMart InterMesh, Ltd.(b)(c)	18,967	1,243,816
Marico, Ltd.	31,400	190,465
Nestle India, Ltd.	7,995	2,125,982
Pidilite Industries, Ltd.	13,575	401,305
Schaeffler India, Ltd.	37,145	1,259,398
SKF India, Ltd.	25,683	1,308,186
Tata Consultancy Services, Ltd.	109,053	4,289,895
Tech Mahindra, Ltd.	212,443	2,657,476
United Breweries, Ltd.	66,362	1,199,744
United Spirits, Ltd.(a)	127,406	1,209,899
		29,793,609

Indonesia (7.15%)
Ace Hardware Indonesia Tbk PT	22,990,800	705,239
Avia Avian Tbk PT	29,435,200	1,203,894
Bank Central Asia Tbk PT	4,012,300	2,475,209
Bank Rakyat Indonesia Persero Tbk PT	16,986,200	5,905,223
Indofood CBP Sukses Makmur Tbk PT	3,669,700	2,645,336
Mayora Indah Tbk PT	5,063,900	897,487
Sumber Alfaria Trijaya Tbk PT	13,423,000	2,653,490
		16,485,878

Malaysia (5.49%)
Carlsberg Brewery Malaysia Bhd	631,000	2,990,548
Heineken Malaysia Bhd	895,700	5,650,711

See Notes to Financial Statements.

Annual Report | April 30, 2023	11

Rondure New World Fund	Portfolio of Investments

April 30, 2023

MR DIY Group M Bhd(b)(c)	5,205,800	1,844,001
Public Bank Bhd	2,496,900	2,177,545
		12,662,805

Mexico (12.65%)
Arca Continental SAB de CV	249,700	2,385,271
Becle SAB de CV	924,500	2,140,087
Coca-Cola Femsa SAB de CV, ADR	64,778	5,468,559
GMexico Transportes SAB de CV(b)(c)	2,290,203	5,282,389
Grupo Aeroportuario del Centro Norte SAB de CV	216,433	2,374,329
Grupo Aeroportuario del Pacifico SAB de CV, Class B	61,500	1,093,519
Grupo Aeroportuario del Sureste SAB de CV, Class B	38,955	1,115,968
Kimberly-Clark de Mexico SAB de CV	1,542,000	3,485,463
Prologis Property Mexico SA de CV	673,942	2,320,254
Wal-Mart de Mexico SAB de CV	871,700	3,513,563
		29,179,402

Philippines (3.82%)
International Container Terminal Services, Inc.	778,800	3,051,361
Philippine Seven Corp.(a)	1,678,447	2,469,864
Wilcon Depot, Inc.	6,319,700	3,303,337
		8,824,562

Poland (1.84%)
Allegro.eu SA(a)(b)(c)	358,600	2,818,673
Dino Polska SA(a)(b)(c)	13,912	1,415,233
		4,233,906

Qatar (0.45%)
Qatar Gas Transport Co., Ltd.	944,402	1,027,426

South Africa (1.80%)
Capitec Bank Holdings, Ltd.	18,808	1,637,758

Clicks Group, Ltd.	172,634	2,523,000
		4,160,758

South Korea (1.56%)
LG H&H Co., Ltd.	7,743	3,604,221

Taiwan (9.70%)
Airtac International Group	75,857	2,738,921
ASPEED Technology, Inc.	26,000	2,211,596
Chroma ATE, Inc.	530,000	3,275,596
momo.com, Inc.	55,480	1,496,069
President Chain Store Corp.	234,000	2,058,941
Sinbon Electronics Co., Ltd.	479,700	5,305,294
Taiwan FamilyMart Co., Ltd.	274,000	1,871,676
Taiwan Semiconductor Manufacturing Co., Ltd.	209,000	3,412,800
		22,370,893

Thailand (8.19%)
Airports of Thailand PCL(a)	1,333,200	2,859,855
Bangkok Bank PCL	1,351,400	6,213,333
Bangkok Dusit Medical Services PCL, Class F	1,685,000	1,443,334
Bumrungrad Hospital PCL	324,100	2,258,901
CP ALL PCL	2,064,000	3,913,727
Osotspa PCL	1,417,300	1,224,405
TOA Paint Thailand PCL	1,136,200	973,244
		18,886,799

United Arab Emirates (0.82%)
Aramex PJSC	2,133,000	1,899,330

Vietnam (2.06%)
FPT Corp.	479,028	1,582,399
Saigon Beer Alcohol Beverage Corp.	221,920	1,626,966
Vincom Retail JSC(a)	1,305,705	1,541,623
		4,750,988

TOTAL COMMON STOCKS
(Cost $198,446,492)		222,486,279

TOTAL INVESTMENTS (96.44%)
(Cost $198,446,492)		$222,486,279

Other Assets In Excess Of Liabilities (3.56%)		8,215,984

NET ASSETS (100.00%)		$230,702,263

See Notes to Financial Statements.

12	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

April 30, 2023

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $12,604,112 representing 5.46% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of those securities was $12,604,112, representing 5.46% of net assets.

Sector Composition (April 30, 2023)
Consumer	46.8%
Financials	15.5%
Technology	14.1%
Industrials	13.4%
Energy & Materials	3.8%
Health Care	2.8%
Cash, Cash Equivalents, & Other Net Assets	3.6%
Total	100%

Industry Composition (April 30, 2023)
Beverages	13.9%
Banks	10.2%
Consumer Staples Distribution & Retail	9.3%
Specialty Retail	5.3%
IT Services	5.1%
Transportation Infrastructure	4.6%
Broadline Retail	4.5%
Food Products	4.5%
Hotels, Restaurants & Leisure	3.9%
Electronic Equipment, Instruments & Components	3.8%
Capital Markets	3.6%
Chemicals	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Machinery	3.0%
Ground Transportation	2.3%
Personal Care Products	2.1%
Textiles, Apparel & Luxury Goods	1.8%
Health Care Providers & Services	1.6%
Electrical Equipment	1.6%
Household Products	1.5%
Interactive Media & Services	1.5%
Air Freight & Logistics	1.2%
Industrial REITs	1.0%
Other Industries (each less than 1%)	3.5%
Cash and Other Assets, Less Liabilities	3.6%
Total	100.0%

See Notes to Financial Statements.

Annual Report | April 30, 2023	13

Rondure Overseas Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (98.68%)
Argentina (1.44%)
Globant SA(a)	1,467	$230,128

Australia (2.00%)
Domino's Pizza Enterprises, Ltd.	4,022	134,186
REA Group, Ltd.	1,993	185,801
		319,987

Belgium (1.86%)
Melexis NV	1,495	142,249
Warehouses De Pauw CVA	5,205	155,544
		297,793

Britain (8.04%)
Abcam PLC, ADR(a)	7,614	124,032
Bunzl PLC	4,482	178,221
Dechra Pharmaceuticals PLC	3,398	159,288
Diploma PLC	3,933	132,764
Endava PLC, ADR(a)	3,569	205,467
Greggs PLC	8,817	312,257
Rightmove PLC	23,939	172,751
		1,284,780

Canada (4.23%)
Dollarama, Inc.	1,376	85,230
Gildan Activewear, Inc.	5,375	175,034
Metro, Inc./CN	4,400	250,779
Richelieu Hardware, Ltd.	5,470	164,482
		675,525

China (6.73%)
Hangzhou Oxygen Plant Group Co., Ltd., Class A	34,200	198,441
Silergy Corp.	21,000	328,226
Skshu Paint Co., Ltd.(a)	11,100	164,220
Uni-President China Holdings, Ltd.	237,000	236,407
Yifeng Pharmacy Chain Co., Ltd., Class A	20,500	147,384
		1,074,678

Colombia (3.31%)
Parex Resources, Inc.	26,027	528,474
	Shares	Value (Note 2)
France (3.24%)
Alten SA	2,107	$357,544
Virbac SA	469	159,947
		517,491

Germany (8.07%)
CTS Eventim AG & Co., KGaA	3,720	244,305
MTU Aero Engines AG	1,335	349,667
Nemetschek SE	4,130	321,200
Puma SE	6,420	374,651
		1,289,823

India (4.20%)
Radico Khaitan, Ltd.	17,491	240,929
WNS Holdings, Ltd., ADR(a)	4,761	429,299
		670,228

Indonesia (1.75%)
Avia Avian Tbk PT	1,887,300	77,190
Sumber Alfaria Trijaya Tbk PT	1,026,600	202,941
		280,131

Ireland (3.02%)
ICON PLC, ADR(a)	1,053	202,902
Keywords Studios PLC	8,259	280,248
		483,150

Italy (5.58%)
DiaSorin SpA	1,348	146,279
Recordati Industria Chimica e Farmaceutica SpA	5,612	258,053
Reply SpA	2,932	340,848
Sesa SpA	1,197	146,275
		891,455

Japan (4.70%)
M&A Capital Partners Co., Ltd.(a)	5,500	154,813
MonotaRO Co., Ltd.	13,100	196,916
OBIC Business Consultants Co., Ltd.	6,600	248,993
Tsuruha Holdings, Inc.	2,300	150,075
		750,797

See Notes to Financial Statements.

14	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

April 30, 2023

	Shares	Value (Note 2)
Malaysia (2.42%)
Heineken Malaysia Bhd	61,400	$387,355

Mexico (7.83%)
Arca Continental SAB de CV	19,300	184,364
Becle SAB de CV	67,290	155,767
GMexico Transportes SAB de CV(b)(c)	248,500	573,169
Grupo Aeroportuario del Centro Norte SAB de CV	30,800	337,885
		1,251,185

Netherlands (1.70%)
Euronext NV(b)(c)	3,421	271,789

New Zealand (5.24%)
Freightways Group, Ltd.	38,220	224,534
Mainfreight, Ltd.	3,810	168,932
Restaurant Brands New Zealand, Ltd.	96,505	443,412
		836,878

Norway (1.45%)
TGS ASA	14,760	231,018

Philippines (2.91%)
Philippine Seven Corp.(a)	141,700	208,514
Wilcon Depot, Inc.	491,200	256,753
		465,267

Poland (1.18%)
Allegro.eu SA(a)(b)(c)	23,902	187,875

South Africa (0.87%)
Clicks Group, Ltd.	9,529	139,264

South Korea (1.19%)
LG H&H Co., Ltd.	410	190,847

Sweden (3.22%)
Axfood AB	10,000	247,878
Loomis AB	8,345	266,908
		514,786
	Shares	Value (Note 2)
Switzerland (1.21%)
Flughafen Zurich AG	1,009	$193,706

Taiwan (6.34%)
ASPEED Technology, Inc.	2,000	170,123
Sinbon Electronics Co., Ltd.	26,000	287,550
Sporton International, Inc.	32,000	275,319
Taiwan FamilyMart Co., Ltd.	41,000	280,068
		1,013,060

Thailand (1.68%)
Bangkok Bank PCL	58,200	267,586

United States (3.27%)
Genpact, Ltd.	11,713	521,814

TOTAL COMMON STOCKS
(Cost $14,675,823)		15,766,870

TOTAL INVESTMENTS (98.68%)
(Cost $14,675,823)		$15,766,870

Other Assets In Excess Of Liabilities (1.32%)		210,178

NET ASSETS (100.00%)		$15,977,048

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, these securities had a total aggregate market value of $1,032,833 representing 6.46% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2023, the aggregate market value of those securities was $1,032,833, representing 6.46% of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2023	15

Rondure Overseas Fund	Portfolio of Investments

April 30, 2023

Sector Composition (April 30, 2023)

Consumer	31.2%
Industrials	25.0%
Technology	23.0%
Energy & Materials	7.5%
Health Care	6.6%
Financials	5.4%
Cash, Cash Equivalents, & Other Net Assets	1.3%
Total	100%

Industry Composition (April 30, 2023)

Consumer Staples Distribution & Retail	10.1%
IT Services	8.8%
Professional Services	7.7%
Beverages	6.0%
Hotels, Restaurants & Leisure	5.6%
Trading Companies & Distributors	4.1%
Semiconductors & Semiconductor Equipment	4.1%
Pharmaceuticals	3.6%
Software	3.6%
Ground Transportation	3.6%
Textiles, Apparel & Luxury Goods	3.5%
Oil, Gas & Consumable Fuels	3.3%
Transportation Infrastructure	3.3%
Capital Markets	2.7%
Chemicals	2.7%
Electronic Equipment, Instruments & Components	2.7%
Air Freight & Logistics	2.4%
Interactive Media & Services	2.3%
Aerospace & Defense	2.2%
Banks	1.7%
Broadline Retail	1.7%
Commercial Services & Supplies	1.7%
Specialty Retail	1.6%
Energy Equipment & Services	1.5%
Food Products	1.5%
Entertainment	1.5%
Life Sciences Tools & Services	1.3%
Personal Care Products	1.2%
Industrial REITs	1.0%
Other Industries (each less than 1%)	1.7%
Cash and Other Assets, Less Liabilities	1.3%
Total	100.0%

See Notes to Financial Statements.

16	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Statements of Assets and Liabilities

April 30, 2023

	Rondure New World Fund	Rondure Overseas Fund
ASSETS
Investments, at value (Cost - see below)	$222,486,279	$15,766,870
Foreign cash, at value (Cost $38 and $2,569, respectively)	38	2,569
Cash	9,361,499	111,339
Dividends and interest receivable	278,291	64,978
Receivable for investments sold	–	184,172
Receivable for fund shares subscribed	63,425	56,500
Total assets	232,189,532	16,186,428

LIABILITIES
Payable for investments purchased	356,577	133,443
Foreign capital gains tax	678,644	2,080
Payable for fund shares redeemed	87,553	–
Advisory fees payable	110,874	4,373
Administration fees payable	79,345	35,443
Custodian fees payable	29,134	3,990
Payable for professional fees	33,537	134
Payable for trustee fees and expenses	10,534	1,009
Payable for chief compliance officer fee	8,773	621
Payable for principal financial officer fees	2,925	209
Distribution and service fees payable - Investor Class	3,351	426
Payable for transfer agency fees	27,007	7,724
Accrued expenses and other liabilities	59,015	19,928
Total liabilities	1,487,269	209,380
NET ASSETS	$230,702,263	$15,977,048

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$214,373,754	$15,764,114
Total distributable earnings	16,328,509	212,934
NET ASSETS	$230,702,263	$15,977,048

INVESTMENTS, AT COST	$198,446,492	$14,675,823

PRICING OF SHARES
Institutional Class
Net Assets	$214,538,385	$13,982,812
Net Asset Value, offering and redemption price per share	$12.05	$11.39
Shares of beneficial interest outstanding	17,797,427	1,228,113
Investor Class
Net Assets	$16,163,878	$1,994,236
Net Asset Value, offering and redemption price per share	$11.99	$11.35
Shares of beneficial interest outstanding	1,348,047	175,680

See Notes to Financial Statements.

Annual Report | April 30, 2023	17

Rondure Funds	Statements of Operations

For the Year Ended April 30, 2023

	Rondure New World Fund	Rondure Overseas Fund
INVESTMENT INCOME
Dividends	$5,197,427	$425,381
Foreign taxes withheld	(698,359)	(45,222)
Other Income	94,117	7,191
Total investment income	4,593,185	387,350
EXPENSES
Investment advisor fees (Note 6)	1,868,827	132,806
Administrative fees	318,882	82,368
Distribution and service fees - Investor Class	39,082	7,030
Transfer agent fees	274,349	80,199
Professional fees	48,111	15,565
Printing fees	27,264	3,233
Registration fees	26,523	24,574
Custodian fees	199,968	44,572
Trustee fees and expenses	10,768	999
Chief compliance officer fees	33,919	2,953
Principal financial officer fees	14,280	1,202
Other expenses	57,144	11,973
Total expenses	2,919,117	407,474
Less fees waived/reimbursed by investment advisor (Note 6)	(461,190)	(239,409)
Total net expenses	2,457,927	168,065
NET INVESTMENT INCOME	2,135,258	219,285

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(7,592,326)	(846,779)
Net realized loss on foreign currency transactions	(313,773)	(4,092)
Net realized loss	(7,906,099)	(850,871)
Net change in unrealized appreciation/(depreciation) on investments (net of change in foreign capital gains tax of ($627,368) and $2,080, respectively)	8,331,148	(445,869)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	5,365	3,765
Net change in unrealized appreciation/(depreciation)	8,336,513	(442,104)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	430,414	(1,292,975)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,565,672	$(1,073,690)

See Notes to Financial Statements.

18	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Statement of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$2,135,258	$1,572,178
Net realized gain/(loss)	(7,906,099)	6,063,366
Net change in unrealized appreciation/(depreciation)	8,336,513	(32,333,252)
Net increase/(decrease) in net assets resulting from operations	2,565,672	(24,697,708)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	(3,546,463)	(989,816)
Investor Class	(246,933)	(61,430)
Net decrease in net assets from distributions	(3,793,396)	(1,051,246)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	42,187,541	40,715,555
Distributions reinvested	3,455,297	965,931
Cost of shares redeemed	(32,121,935)	(25,404,581)
Redemption fees	1,412	604
Net increase from capital shares transactions	13,522,315	16,277,509
Investor Class
Proceeds from sales of shares	2,541,055	3,038,124
Distributions reinvested	245,327	61,101
Cost of shares redeemed	(2,950,734)	(10,490,696)
Redemption fees	1,843	430
Net decrease from capital shares transactions	(162,509)	(7,391,041)
Net increase/(decrease) in net assets	12,132,082	(16,862,486)

NET ASSETS
Beginning of period	218,570,181	235,432,667
End of period	$230,702,263	$218,570,181

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	3,549,406	3,010,835
Issued to shareholders in reinvestment of distributions	295,577	70,097
Redeemed	(2,725,700)	(1,855,120)
Net increase in share transactions	1,119,283	1,225,812
Investor Class
Issued	216,179	227,446
Issued to shareholders in reinvestment of distributions	21,076	4,450
Redeemed	(250,766)	(787,705)
Net decrease in share transactions	(13,511)	(555,809)

See Notes to Financial Statements.

Annual Report | April 30, 2023	19

Rondure Overseas Fund	Statement of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS
Net investment income	$219,285	$57,137
Net realized gain/(loss)	(850,871)	1,519,694
Net change in unrealized depreciation	(442,104)	(5,575,415)
Net decrease in net assets resulting from operations	(1,073,690)	(3,998,584)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	(405,510)	(998,357)
Investor Class	(62,647)	(167,252)
Net decrease in net assets from distributions	(468,157)	(1,165,609)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	1,102,365	3,754,957
Distributions reinvested	402,075	987,065
Cost of shares redeemed	(7,439,708)	(6,871,302)
Redemption fees	684	247
Net decrease from capital shares transactions	(5,934,584)	(2,129,033)
Investor Class
Proceeds from sales of shares	499,265	1,322,038
Distributions reinvested	62,647	167,252
Cost of shares redeemed	(2,191,743)	(977,792)
Redemption fees	51	509
Net increase/(decrease) from capital shares transactions	(1,629,780)	512,007
Net decrease in net assets	(9,106,211)	(6,781,219)

NET ASSETS
Beginning of period	25,083,259	31,864,478
End of period	$15,977,048	$25,083,259

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	100,743	263,254
Issued to shareholders in reinvestment of distributions	37,789	67,793
Redeemed	(720,574)	(473,872)
Net decrease in share transactions	(582,042)	(142,825)
Investor Class
Issued	45,792	95,574
Issued to shareholders in reinvestment of distributions	5,899	11,503
Redeemed	(209,888)	(67,802)
Net increase/(decrease) in share transactions	(158,197)	39,275

See Notes to Financial Statements.

20	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$12.12	$13.56	$9.93	$10.80	$11.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.12	0.09	0.06	0.09	0.09
Net realized and unrealized gain/(loss) on investments	0.01	(1.47)	3.62	(0.87)	(0.45)
Total income/(loss) from investment operations	0.13	(1.38)	3.68	(0.78)	(0.36)

DISTRIBUTIONS
From net investment income	(0.08)	(0.06)	(0.05)	(0.09)	(0.09)
From net realized gain on investments	(0.12)	–	–	–	–
Total distributions	(0.20)	(0.06)	(0.05)	(0.09)	(0.09)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.07)	(1.44)	3.63	(0.87)	(0.45)
NET ASSET VALUE, END OF PERIOD	$12.05	$12.12	$13.56	$9.93	$10.80

TOTAL RETURN	1.17%	(10.21)%	37.11%	(7.31)%	(3.09)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$214,538	$202,142	$209,531	$118,685	$110,800

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.31%	1.27%	1.32%	1.43%	1.46%
Expenses (including fees waived/reimbursed by investment advisor)	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.99%	0.68%	0.48%	0.83%	0.87%

PORTFOLIO TURNOVER RATE	46%	29%	36%	27%	37%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2023	21

Rondure New World Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$12.07	$13.51	$9.90	$10.78	$11.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.09	0.06	0.03	0.06	0.07
Net realized and unrealized gain/(loss) on investments	0.01	(1.46)	3.61	(0.87)	(0.46)
Total income/(loss) from investment operations	0.10	(1.40)	3.64	(0.81)	(0.39)

DISTRIBUTIONS
From net investment income	(0.06)	(0.04)	(0.03)	(0.07)	(0.07)
From net realized gain on investments	(0.12)	–	–	–	–
Total distributions	(0.18)	(0.04)	(0.03)	(0.07)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.08)	(1.44)	3.61	(0.88)	(0.46)
NET ASSET VALUE, END OF PERIOD	$11.99	$12.07	$13.51	$9.90	$10.78

TOTAL RETURN	0.93%	(10.41)%	36.83%	(7.56)%	(3.37)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$16,164	$16,428	$25,901	$18,382	$20,595

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.61%	1.58%	1.63%	1.72%	1.76%
Expenses (including fees waived/reimbursed by investment advisor)	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.75%	0.45%	0.25%	0.59%	0.66%

PORTFOLIO TURNOVER RATE	46%	29%	36%	27%	37%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

22	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$11.70	$14.18	$10.34	$11.11	$11.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.13	0.03	0.06	0.10	0.10
Net realized and unrealized gain/(loss) on investments	(0.10)	(1.92)	3.84	(0.76)	(0.31)
Total income/(loss) from investment operations	0.03	(1.89)	3.90	(0.66)	(0.21)

DISTRIBUTIONS
From net investment income	(0.12)	(0.04)	(0.06)	(0.11)	(0.11)
From net realized gain on investments	(0.22)	(0.55)	–	–	(0.03)
Total distributions	(0.34)	(0.59)	(0.06)	(0.11)	(0.14)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.31)	(2.48)	3.84	(0.77)	(0.35)
NET ASSET VALUE, END OF PERIOD	$11.39	$11.70	$14.18	$10.34	$11.11

TOTAL RETURN	0.40%	(14.15)%	37.71%	(6.06)%	(1.76)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$13,983	$21,184	$27,692	$16,758	$18,845

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.11%	1.56%	1.70%	1.73%	1.72%
Expenses (including fees waived/reimbursed by investment advisor)	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.19%	0.24%	0.49%	0.89%	0.95%

PORTFOLIO TURNOVER RATE	92%	103%	51%	66%	40%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2023	23

Rondure Overseas Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$11.68	$14.16		$10.34	$11.12	$11.48

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.11	(0.00	)(b)	0.03	0.07	0.08
Net realized and unrealized gain/(loss) on investments	(0.12)	(1.92)		3.83	(0.76)	(0.32)
Total income/(loss) from investment operations	(0.01)	(1.92)		3.86	(0.69)	(0.24)

DISTRIBUTIONS
From net investment income	(0.10)	(0.01)		(0.04)	(0.09)	(0.09)
From net realized gain on investments	(0.22)	(0.55)		–	–	(0.03)
Total distributions	(0.32)	(0.56)		(0.04)	(0.09)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)		0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.33)	(2.48)		3.82	(0.78)	(0.36)
NET ASSET VALUE, END OF PERIOD	$11.35	$11.68		$14.16	$10.34	$11.12

TOTAL RETURN	0.06%	(14.31)%		37.34%	(6.28)%	(1.98)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$1,994	$3,899		$4,173	$2,626	$3,922

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.39%	1.88%		2.01%	2.06%	2.04%
Expenses (including fees waived/reimbursed by investment advisor)	1.10%	1.10%		1.10%	1.10%	1.10%
Net investment income/(loss)	0.98%	(0.03)%		0.23%	0.61%	0.74%

PORTFOLIO TURNOVER RATE	92%	103%		51%	66%	40%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

24	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements

April 30, 2023

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2023, the Trust consists of multiple separate Portfolios or series. This semi-annual report describes the Rondure New World Fund and the Rondure Overseas Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures utilized by the valuation designee and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. An implied pricing method is used to value the rights.

When such prices or quotations are not available, or when Rondure Global Advisors, LLC (the “Advisor” or “Rondure”) believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed ALPS Advisors, Inc. (“AAI”, or, the “Adviser”) to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

Annual Report | April 30, 2023	25

Rondure Funds	Notes to Financial Statements

April 30, 2023

assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2023:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure New World Fund
Common Stocks*	$222,486,279	$–	$–	$222,486,279
Total	$222,486,279	$–	$–	$222,486,279

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure Overseas Fund
Common Stocks*	$15,766,870	$–	$–	$15,766,870
Total	$15,766,870	$–	$–	$15,766,870

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

For the year ended April 30, 2023, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the year ended April 30, 2023.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

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Rondure Funds	Notes to Financial Statements

April 30, 2023

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2023, the Funds had the following cash balances participating in the BBH CMS:

Fund
Rondure New World Fund	$9,361,499
Rondure Overseas Fund	111,340

As of April 30, 2023, the Funds had the following foreign cash balances following foreign Cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Rondure New World Fund	$–
Rondure Overseas Fund	2,569

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are separately disclosed.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make

Annual Report | April 30, 2023	27

Rondure Funds	Notes to Financial Statements

April 30, 2023

additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2023 permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to in-kind redemptions. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable earnings
Rondure New World Fund	$–	$–
Rondure Overseas Fund	–	–

Tax Basis of Investments: As of April 30, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Rondure New World Fund	$37,920,422	$(14,066,678)	$(677,452)	$23,176,292	$198,632,536
Rondure Overseas Fund	1,776,607	(700,524)	(1,492)	1,074,591	14,690,787

Components of Earnings: As of April 30, 2023, components of distributable earnings were as follows:

	Rondure New World Fund	Rondure Overseas Fund
Undistributed ordinary income	$350,804	$46,929
Accumulated capital gains	(7,198,587)	(908,586)
Net unrealized appreciation on investments	23,176,292	1,074,591
Total distributable earnings	$16,328,509	$212,934

The Rondure New World Fund used capital loss carryovers during the period ending April 30, 2023, in the amount of $3,618,829.

The Rondure Overseas Fund used capital loss carryovers during the period ending April 30, 2023, in the amount of $908,586.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax characters of distributions paid by the Funds for the year ended April 30, 2023, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$1,483,870	$2,309,526
Rondure Overseas Fund	163,182	304,975

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Rondure Funds	Notes to Financial Statements

April 30, 2023

The tax characters of distributions paid by the Funds for the year ended April 30, 2022, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$1,051,246	$–
Rondure Overseas Fund	125,873	1,039,736

The Rondure New World Fund elects to defer to the period ending April 30, 2024, capital losses recognized during the period 11/1/2022 - 04/30/2023 in the amount of $3,579,758.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2023 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Rondure New World Fund	$112,349,113	$99,091,630
Rondure Overseas Fund	16,849,650	22,751,959

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2023, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Advisor, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Advisor manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Advisor and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Rondure New World Fund	0.85%
Rondure Overseas Fund	0.70%

The Advisor has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% and 1.10% of the Rondure New World Fund's average daily net assets for the Investor Class Shares and Institutional Class Shares, respectively, and 1.10% and 0.85% of the Rondure Overseas Fund's average daily net assets for the Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2023. The Advisor will be permitted to recapture, on a class- by class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior

Annual Report | April 30, 2023	29

Rondure Funds	Notes to Financial Statements

April 30, 2023

to August 31, 2023, except with the approval of the Fund's Board of Trustees. Fees waived/reimbursed by Advisor for the year ended April 30, 2023, are disclosed in the Statements of Operations.

Fund	Term of Expense Limit Agreements
Rondure New World Fund	September 1, 2022-August 31, 2023/September 1, 2021-August 31, 2022
Institutional Class
Investor Class
Rondure Overseas Fund	September 1, 2022-August 31, 2023/September 1, 2021-August 31, 2022
Institutional Class
Investor Class

For the year ended April 30, 2023, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser
Rondure New World Fund
Institutional Class	$420,489
Investor Class	40,701
Rondure Overseas Fund
Institutional Class	$203,110
Investor Class	36,299

Fund	Expires 2024	Expires 2025	Expires 2026	Total
Rondure New World Fund
Institutional Class	$364,149	$364,901	$420,489	$1,149,539
Investor Class	66,219	45,713	40,701	152,633
Rondure Overseas Fund
Institutional Class	$192,733	$173,770	$203,110	$569,613
Investor Class	32,020	33,237	36,299	101,556

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2023, are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2023, are disclosed in the Statements of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2023, are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the year ended April 30, 2023, are disclosed in the Statements of Operations.

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Rondure Funds	Notes to Financial Statements

April 30, 2023

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Advisor, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSQUENT EVENTS

On June 14, 2023, the shareholders of each Fund approved an Agreement and Plan of Reorganization and Termination pursuant to which each Fund will be reorganized into correspondingly named series of Northern Lights Fund Trust III (each, a “Reorganization”). Each Reorganization is expected to close after the close of business on or about July 21, 2023.

Annual Report | April 30, 2023	31

Report of Independent Registered
Rondure Funds	Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Rondure New World Fund and Rondure Overseas Fund, two of the funds constituting the Financial Investors Trust (the “Funds”), including the portfolios of investments, as of April 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2023

We have served as the auditor of one or more investment companies advised by Rondure Global Advisors, LLC since 2018.

32	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Additional Information

April 30, 2023 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 775-3337.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-855-775-3337 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2023:

	Foreign Taxes Paid	Foreign Source Income
Rondure Overseas Fund	$37,497	$444,315
Rondure New World Fund	$561,132	$5,189,704

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2022, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Rondure Overseas Fund	1.37%	100.00%
Rondure New World Fund	2.07%	100.00%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Rondure Overseas Fund and Rondure New World Fund designated $304,975 and $2,309,526 as long-term capital gain dividends respectively.

Annual Report | April 30, 2023	33

Rondure Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2023 (Unaudited)

Rondure Funds

In anticipation of and as part of the process to consider the renewal of the Rondure Investment Advisory Agreement (the “Advisory Agreement”), legal counsel to the Independent Trustees requested certain information from Rondure. In response to these requests, the Trustees received reports from Rondure that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel a memorandum regarding the Board's responsibilities pertaining to the approval of advisory contracts. Further, on September 13, 2022, the Board met with representatives of Rondure and discussed the services the firm provided pursuant to the Advisory Agreement, as well as the information Rondure provided.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreement, the Board had received sufficient information to renew and approve the Advisory Agreement.

In approving Rondure as investment adviser, and the fees to be charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve such agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

In renewing and approving the Rondure Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Rondure Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Rondure Funds, to Rondure, of 0.85% for the Rondure New World Fund and 0.70% for the Rondure Overseas Fund, in light of the extent and quality of the advisory services provided by Rondure to each of the Rondure Funds.

The Board received and considered information including a comparison of the Investor Class and Institutional Class of each Rondure Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of both classes of the Rondure New World Fund was lower than the Data Provider peer group median, and both classes of the Rondure Overseas Fund was significantly lower than the Data Provider peer group medians.

Total Net Expense Ratios: The Trustees reviewed and considered that the total net expense ratios of each class of the Rondure New World Fund and the Investor Class of the Rondure Overseas Fund were significantly lower than the Data Provider peer group medians, and that the Institutional Class of the Rondure Overseas Fund was lower than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Rondure Funds under the Rondure Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Rondure in its presentation, including its Form ADV.

The Trustees reviewed and considered Rondure’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Rondure and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Rondure, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Rondure Funds.

The Trustees considered the background and experience of Rondure’s management in connection with the Rondure Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Rondure Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Rondure’s Code of Ethics.

Performance: The Trustees reviewed performance information for the Investor Class and Institutional Class shares of the Rondure Funds for the 3-month, 1-year, 3-year, 5-year and since inception periods ended June 30, 2022. That review included a comparison of each Rondure Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that both classes of the Rondure New World Fund significantly outperformed the Data Provider peer group median for each period. The Trustees also noted that the that each class of the Rondure Overseas Fund outperformed the Data Provider peer group median for the 3-month period; each class of the Rondure Overseas Fund significantly outperformed the Data Provider peer group median for the 1-year period; each class of the Rondure Overseas Fund significantly

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Rondure Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2023 (Unaudited)

underperformed the Data Provider peer group median for the 3-year period; and each class of the Rondure Overseas Fund underperformed the Data Provider peer group median for each of the 5-year and since inception periods. The Trustees also considered Rondure’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Rondure regarding fees charged to its other clients utilizing a strategy similar to that employed by the Rondure Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Rondure based on the fees payable under the Rondure Investment Advisory Agreement with respect to the Rondure Funds. The Trustees considered the profits, if any, realized by Rondure in connection with the operation of the Rondure Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Rondure Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Rondure from its relationship with the Rondure Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of both classes of each of the Rondure Funds was lower than or significantly lower than the Data Provider peer group medians;

●	the total net expense ratios of both classes of each of the Rondure Funds was lower than or significantly lower than the Data Provider peer group medians;

●	the nature, extent, and quality of services rendered by Rondure under the Rondure Investment Advisory Agreement with respect to each Rondure Fund were adequate;

●	for the periods ended June 30, 2022, both classes of the Rondure New World Fund significantly outperformed the Data Provider peer group median for each of the 3-month, 1-year, 3-year, 5-year, and since inception periods;

●	for the periods ended June 30, 2022, each class of the Rondure Overseas Fund outperformed the Data Provider peer group median for the 3-month period; significantly outperformed the Data Provider peer group median for the 1-year period; significantly underperformed the Data Provider peer group median for the 3-year period; and underperformed the Data Provider peer group median for the 5-year and since inception periods;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Rondure’s other clients employing a comparable strategy to any of the Rondure Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Rondure Funds;

●	the profit, if any, realized by Rondure in connection with the operation of any of the Rondure Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Rondure in connection with its relationship with any of the Rondure Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Rondure’s compensation for investment advisory services is consistent with the best interests of each of the Rondure Funds and their shareholders.

Annual Report | April 30, 2023	35

Rondure Funds	Trustees and Officers

April 30, 2023 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	59	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

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Rondure Funds	Trustees and Officers

April 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2023	37

Rondure Funds	Trustees and Officers

April 30, 2023 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Mr. Foss was appointed President of the Trust by unanimous written consent of the Board of Trustees on August 19, 2022.	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds, Reaves Utility Fund and Reality Shares ETF Trust.
Michael P. Lawlor, 1969	Secretary	Mr. Lawlor was appointed Secretary of the Trust at the December 13, 2022 meeting of the Board of Trustees.	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

38	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Privacy Policy

April 30, 2023 (Unaudited)

Who We Are
Who is providing this notice?	Rondure New World Fund and Rondure Overseas Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2023	39

Rondure Funds	Privacy Policy

April 30, 2023 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

40	1.855.775.3337 | www.rondureglobal.com

Contact Us

Mail:	Rondure Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	rondureglobal@alpsinc.com
Phone:	1.855.775.3337	Web:	www.rondureglobal.com

SEAFARER FUNDS®

ANNUAL REPORT

April 30, 2023

Seafarer Overseas Growth and Income Fund

Investor Class **SFGIX**
Institutional Class **SIGIX**

Seafarer Overseas Value Fund

Investor Class **SFVLX**
Institutional Class **SIVLX**

Letter to Shareholders	1
Performance Review
Seafarer Overseas Growth and Income Fund	5
Seafarer Overseas Value Fund	10
Disclosure of Fund Expenses	17
Portfolio of Investments	19
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	52
Additional Information	53
Approval of Fund Advisory Agreement	54
Trustees and Officers	56
Privacy Policy	60

Seafarer Funds	Letter to Shareholders

April 30, 2023 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders of the Seafarer Funds,

I am pleased to address you on behalf of Seafarer Capital Partners (“Seafarer”), the adviser to the Seafarer Funds (the "Funds"). This annual report covers the Funds’ 2022-2023 fiscal year (May 1, 2022 to April 30, 2023).

In the past nine months, I have had the opportunity to communicate with some of you as a Lead Portfolio Manager of the Seafarer Overseas Growth and Income Fund. It has been a pleasure to share my approach to growth investing and views on emerging markets with our clients and shareholders of the Seafarer Funds. I am honored to work alongside Andrew Foster and Paul Espinosa to build the long-term track record of the Growth and Income Fund. For those of you who do not know me, I joined Seafarer in May 2022 after 21 years in the asset management industry, during which I have focused on equity research and portfolio management in global equity markets.

Unforgiving Market Environment

Looking back at the Funds’ fiscal year, there was certainly no shortage of market volatility-inducing headlines. China finally exited its zero-Covid policy and re-opened its economy. The U.S. Federal Reserve hiked interest rates ten consecutive times since the tightening cycle began in March 2022, and companies and consumers now see the highest interest rates in more than a decade. The unintended consequences from this rate hike cycle exposed weaknesses in some regional banks, and in extreme cases, contributed to bank failures. Then there was the forced sale of Credit Suisse to UBS in Europe. Meanwhile, the Russia-Ukraine war continues with no obvious resolution. Inflation stayed stubbornly high in both developed markets and emerging markets. With such a backdrop, investors wonder how emerging markets will fare this year and beyond. And can China’s re-opening be a growth driver that the world needs at this juncture?

It seems to me that there is a lack of convincing narratives to help market participants paint a picture of where the stock market is headed and gauge whether 2023 global gross domestic product (GDP) growth can pick up in a high interest rate environment.1 Corporate earnings results have been mixed in many industries. Some companies have enjoyed a revenue recovery as consumer and business activities gradually resumed post-Covid, while others have suffered from negative operating leverage and a margin squeeze.2 Correspondingly, the Funds’ benchmark, the Morningstar Emerging Markets Index, has experienced large swings during this Annual Report period, generating negative absolute returns. It is a sharp contrast to the height of Covid, when business models that benefitted from lockdowns, work-from-home trends, and stay-at-home consumption were handsomely rewarded by the market.

Scarcity of Growth

From a top-down perspective, the current operating environment for many businesses in emerging markets has become more challenging due to geopolitics, volatility of input costs, and rising costs of capital. Therefore, long-term investors in emerging markets should remain vigilant as the conditions conducive to growth are fragile and easily disrupted.

At Seafarer, we avoid chasing short-term investment themes or allocating tactical weightings to countries based on macroeconomic forecasts. We anchor our research and analysis at the company level in an effort to ensure that the underlying business can generate stable streams of cash flow – which, in most cases, can translate into dividend payments to minority shareholders. I lead Seafarer’s efforts to identify growth stocks, which typically display a lower current yield and higher growth potential than the balanced and value stocks that Andrew and Paul focus on, respectively.3

Annual Report – April 30, 2023	1

Seafarer Funds	Letter to Shareholders

April 30, 2023 (Unaudited)

Nonetheless, the three of us share the same principle: we use a total return approach to invest in companies that we believe have the potential to compound returns over the next five to ten years.

From my observations throughout my investing career, growth investing has been generally associated with owning stocks with high earnings growth and multiples, with less regard to tangible cash flows and dividends over a longer time horizon. Such a construct might have worked well when interest rates were at historical low levels in developed countries and ample liquidity flowed to global financial markets, chasing returns. Fast forward to 2023, and some of the businesses – whether in developed or emerging markets – that once benefitted from easy money and loose credit, can no longer deliver high earnings growth nor strong cash flows to sustain their business momentum in a downturn. To be clear, it is not at all a bad development to have weaker players fading because of unsustainable growth strategies and poor capital allocation. In our view, this presents us opportunities to invest in durable businesses that can consolidate and gain market share at a time when valuations in emerging markets are somewhat dragged down by the lack of short-term catalysts and the prevailing headwinds.

A Balanced Approach

Identifying mispricing opportunities and avoiding overconcentration in a particular type of risk are hallmarks of Seafarer’s approach to investing in a volatile investment universe.4 In my opinion, market participants underappreciate the long-term durability and growth prospects of some businesses in emerging markets and place heavy emphasis on short-term metrics such as quarterly earnings growth. The aggregate earnings growth for the stocks in the Funds’ benchmark is estimated to be flattish this year.5 However, it is important to keep in mind that through our bottom-up research work, we seek to tap growth and dividend opportunities deliberately based on their individual merits.

In our research process, we study the sources of value and pricing power of companies. We identify levers that companies can pull to generate recurring revenue streams, margin improvements, and growth of free cash flow.6 The key is to stay selective and balanced, which has been the approach of Seafarer Capital Partners since its inception. While we do grapple with the prospects of a lower-growth regime in China, I would argue that the combination of modest valuations in emerging markets and reasonable corporate fundamentals (attractive dividend yields, gradual margin recovery post-Covid and stable return on assets) is not a bad set-up for long-term investors to incorporate productive income generation as part of the total return framework.7

Expense Ratios and Economies of Scale

As described in the Letter to Shareholders as of April 30, 2017, Seafarer has committed to reduce expenses for the Funds, particularly as time and scale afford greater efficiency.8

We are pleased to announce that, consistent with that commitment, the Institutional class of the Growth and Income Fund experienced a reduction in its operating expense ratio during the fiscal year ended April 30, 2023. The ratios were 0.90% and 1.00% for the Institutional and Investor classes, respectively. For reference, the expense ratios were 0.91% and 1.00% for the respective classes during the preceding fiscal year.9

Compared to the Growth and Income Fund, the Value Fund’s smaller scale does not yield an equivalent degree of cost efficiency. However, Seafarer has established the same underlying expense structure for both Funds. Should the Value Fund’s assets grow over time, it is expected to achieve similar economies of scale. In the meantime, Seafarer continues to limit the Fund’s operating expenses via a contractual commitment, such that its net expense ratios remain 1.05% and 1.15% for the Institutional and Investor classes, respectively.10

As the Funds enter a new fiscal year, Seafarer’s goal remains the same: to offer shareholders positive economies, over time and with scale.

2	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Letter to Shareholders

April 30, 2023 (Unaudited)

Update on Seafarer Capital Partners

Seafarer continues to invest in its investment research capacities, particularly through additions to the team. I am pleased to report that Seafarer recently hired an individual to join our investment team, bringing our firm’s total headcount to 17.

Rohan Dalal joined Seafarer as a Senior Analyst in February 2023. Prior to joining Seafarer, he served as a research analyst at Grandeur Peak Global Advisors, specializing in Central Asian equities. Rohan is responsible for research on growth-oriented securities across sectors and countries. Rohan and I share the same appreciation for steady growers with enduring qualities. The Seafarer team is delighted to have Rohan onboard to further enhance the breadth and depth of our stock research for growth holdings and contribute to the Growth and Income Fund.

While Rohan and I are relatively new to Seafarer, we have integrated well with the team. I am proud to be part of a high-performing organization that values intellectual honesty and collaboration. To that end, Seafarer returned to in-person investment team meetings over a year and a half ago. In these meetings, which typically take place twice a week, the team undertakes a critical review of each prospective holding in a group presentation and discussion, before a security is admitted by a Lead Portfolio Manager to a Fund’s portfolio. We learn from one another through debates and benefit from gaining new perspectives on a particular company or industry. It had been wonderful to connect with colleagues in the office again on a regular basis after enduring the disruptions from Covid-19. Our investment team has also resumed work travel and in-person visits with portfolio companies. In the past six months, we have traveled to Mexico, China, India, and the United Arab Emirates. We look forward to conducting on-site visits and uncovering compelling long-term investment opportunities in emerging markets.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Lydia So
Portfolio Manager
Seafarer Capital Partners, LLC

As of April 30, 2023, the Seafarer Funds did not own shares in Credit Suisse or UBS.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

[1]	Gross domestic product (GDP) is a macroeconomic measure of the value of a country’s economic output.

Annual Report – April 30, 2023	3

Seafarer Funds	Letter to Shareholders

April 30, 2023 (Unaudited)

[2]	Negative operating leverage is a situation in which a company’s operating income or profits decrease at a faster rate than its revenue declines. A margin squeeze is a situation in which a company’s profit margin is compressed as it faces increasing costs or a decrease in its selling price without a corresponding decrease in its input costs.

[3]	Current yield is a security’s annual income (interest or dividends) divided by its current price.

[4]	As described in Seafarer’s Investment Philosophy (www.seafarerfunds.com/investment-philosophy), the firm believes that structural inefficiencies exist within the financial markets of most developing countries. These inefficiencies give rise to persistent mispricing of individual securities. Such inefficiencies may beget pronounced fluctuations in liquidity conditions, which can distort valuations over the short term; alternatively, they may manifest in information asymmetries, where market participants misjudge the quality and growth prospects of a given business over the long term.

[5]	Source: J.P. Morgan, “Emerging Markets Equity Strategy Steering Board,” March 30, 2023.

[6]	Free cash flow is operating cash flow minus capital expenditures.

[7]	Dividend yield (trailing 12-months) is a measure of the sum of the dividends paid per share during the trailing 12 months divided by the current share price. Return on assets (ROA) is the ratio of annual net income to average total assets of a business during a financial year. Return on assets is one means to measure efficiency of a business in using its assets to generate net income. It is an indicator that simultaneously conveys productivity and profitability.

[8]	www.seafarerfunds.com/letters-to-shareholders/2017/04/annual#cost-reduction

[9]	The Growth and Income Fund’s Prospectus dated August 31, 2022 states that the Fund’s expenses are 0.87% and 0.97% for the Institutional and Investor classes, respectively.

[10]	Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of each Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement shall continue at least through August 31, 2023.

4	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2023

SEAFARER OVERSEAS GROWTH AND INCOME FUND
PERFORMANCE REVIEW

This report addresses the 2022-2023 fiscal year (May 1, 2022 to April 30, 2023) for the Seafarer Overseas Growth and Income Fund (the “Growth and Income Fund” or the “Fund”).

During the fiscal year, the Fund returned - 0.03%, while the Fund’s benchmark index, the Morningstar Emerging Markets Net Return USD Index, returned -5.98%.1 By way of broader comparison, the S&P 500 Index gained 2.66%.

The Fund began the fiscal year with a net asset value (NAV) of $12.13 per share. During the ensuing twelve months, the Fund paid two distributions: $0.117 per share in June 2022 and $0.223 per share in December 2022. Those payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $4.840.2 The Fund finished the fiscal year with a value of $11.77 per share.3

From the Fund’s inception (February 15, 2012) through the end of the fiscal year (April 30, 2023), the Fund generated an annualized rate of return of 5.13%.4 Over the same period, the benchmark index, the Morningstar Emerging Markets Net Return USD Index, rose at an annualized rate of 2.48%.

* * *

The fiscal year in the emerging markets was marked by pronounced volatility in share prices driven primarily by investors’ vacillating perception of China throughout the period.

Recent events had made investors wary of the Xi administration before the fiscal year was underway. During 2021, China’s government launched a series of capricious crackdowns on various Chinese industries, blunting both confidence and economic growth. Later, in early 2022, President Xi’s full-throated endorsement of China’s alliance with Russia – a relationship supposedly “without limits” – gave investors chills when Russia launched an invasion on Ukraine in late February. Thus, confidence was already low as the Fund’s fiscal year began in May 2022, but it managed to drop further when the government utilized draconian means to implement Xi’s signature “zero-Covid” health policy. The resulting lockdowns humiliated Chinese households and stifled the economy.

Confidence ebbed until October, when Xi Jinping secured a third term as President and Party Secretary to no one’s surprise. However, the shock hit when Xi handpicked all members of the Politburo and stuffed the Standing Committee with loyalists, jettisoning his adversaries – a controversial move, even in China.

Investors sold Chinese stocks to new lows on fears that misguided economic and health policies would go unchallenged, and the emerging markets declined broadly in sympathy. Yet a challenge arose, albeit from an unexpected source. In a rare instance of mass, nationwide but uncoordinated protest, ordinary Chinese took to the streets to denounce the country’s draconian “zero-Covid” policy and decry Xi’s leadership (though the latter only indirectly). Shockingly, the problematic policy was dismantled overnight, apparently in response. Stocks surged on hopes that economic conditions in China would rapidly normalize, perhaps abetted by fiscal and monetary stimulus. China’s policy pivot, which undid years-long pandemic restrictions, lifted most of the rest of the emerging markets with it.

However, the China “re-opening” narrative lost momentum in February as Chinese firms began posting weak financial results for the fourth quarter of 2022 (many also released disappointing complete results for 2022). In addition, the government’s limited monetary and fiscal measures, to support the recovery, failed to impress investors. Then, in March, speculation about U.S. monetary policy pushed markets higher: turmoil among U.S. banks led many market participants to bid up asset prices and currencies on the assumption the Federal Reserve would slow future rate hikes.

Amid these events, the Fund swung generally with that of the broader equity market. Fortunately, the diverse allocation of its portfolio (relative to its benchmark index) ultimately drove its outperformance.

Top detractors to Fund performance in the fiscal year include Sanlam, a South Africa-based insurance carrier; Naver, a search and e-commerce company based in South Korea; Samsung Electronics, a South

Annual Report – April 30, 2023	5

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2023

Korean semiconductor company; Coway, a Korean consumer appliance company; and XP, Inc, a Brazilian investment management platform company. XP’s shares have declined as high Brazilian interest rates draw savings into fixed income securities and away from its more profitable equities segment.

Cola-Cola Femsa, the largest Coca-Cola franchise bottler in the world by volume, based in Mexico and operating throughout Latin America, stood out as the top contributor to Fund performance. Your Fund’s significant, and growing, exposure to Mexico – several percentage points higher than the index – helped deliver outperformance. Two other top contributors include Accton Technology, a Taiwan-based maker of network equipment, and Anheuser-Busch InBev, a global brewer that derives most of its revenue from the emerging markets.

The outlook for corporate earnings in the emerging markets is murky. Revenue growth appears to be reasonably strong, indicating that demand is healthy. However, profit margins appear crimped, which may impede earnings growth. At this time, there does not seem to be any clear, single reason for weak margins: inflationary pressures on inputs costs and labor may be a part of the problem, but so too might be weak “pricing power” (the ability of a company to increase prices to customers in a bid to pass along rising input costs). Consequently, the year ahead may weed out weaker competitors and possibly beget consolidation (i.e., where less competitive companies either fail or retreat from markets). We aim to build the Fund’s portfolio for such moments, in that we look for companies whose fundamental performance, in our view, is more likely to be secure in times of distress, making them more likely to consolidate market share rather than find themselves among the consolidated. Happily, we have seen several of the Fund’s holdings boost their dividends over the past few quarters, suggesting that such companies do not foresee much distress ahead.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Andrew Foster
Portfolio Manager, Seafarer Overseas Growth and Income Fund
Seafarer Capital Partners, LLC

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

As of April 30, 2023, the Fund did not own shares in the Coca-Cola Co.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned -0.13% during the fiscal year.

[2]	The Fund’s inception date is February 15, 2012.

[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $12.06 per share. The Fund paid two distributions: $0.115 per share in June 2022 and $0.214 per share in December 2022. The Fund finished the fiscal year with a value of $11.70 per share.

[4]	The Fund’s Investor share class generated an annualized rate of return of 5.01% from the Fund’s inception through the end of the fiscal year.

6	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2023

Total Returns

As of April 30, 2023	1 Year	3 Year	5 Year	7 Year	10 Year	Since Inception Annualized[1]	Gross Expense Ratio[2]
Investor Class (SFGIX)	-0.13%	9.13%	2.62%	4.57%	3.69%	5.01%	0.97%
Institutional Class (SIGIX)	-0.03%	9.22%	2.74%	4.68%	3.82%	5.13%	0.87%
Morningstar Emerging Markets Net Return USD Index[3]	-5.98%	6.27%	0.03%	5.28%	2.47%	2.48%

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.

[2]	Ratios as of Prospectus dated August 31, 2022. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement shall continue at least through August 31, 2023.

[3]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report – April 30, 2023	7

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2023

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in developing countries’ growth prospects, while attempting to mitigate adverse volatility in returns.

8	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2023

Portfolio Composition by Region	% Net Assets
East & South Asia	60.1%
Emerging Europe	7.0%
Latin America	15.2%
Middle East & Africa	9.3%
Other	3.8%
Cash & Other Assets, Less Liabilities	4.6%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communications	4.5%
Consumer Discretionary	12.8%
Consumer Staples	16.7%
Energy	3.4%
Financials	14.7%
Health Care	10.9%
Industrials	7.0%
Materials	5.5%
Real Estate	2.1%
Technology	16.1%
Utilities	1.7%
Cash & Other Assets, Less Liabilities	4.6%
Total	100.0%

Top 10 Holdings	% Net Assets
Hyundai Mobis Co., Ltd.	4.7%
Samsung Biologics Co., Ltd.	4.1%
Richter Gedeon Nyrt	3.9%
Venture Corp., Ltd.	3.7%
Samsung Electronics Co., Ltd.	4.8%
Sanlam, Ltd.	3.4%
Rohm Co., Ltd.	3.2%
Alibaba Group Holding, Ltd.	3.1%
Wal-Mart de Mexico SAB de CV	2.4%
Samsung SDI Co., Ltd.	2.3%
Total	35.6%

Total Number of Holdings	47

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

Annual Report – April 30, 2023	9

Seafarer Overseas Value Fund	Performance Review

April 30, 2023

SEAFARER OVERSEAS VALUE FUND
PERFORMANCE REVIEW

This report addresses the the 2022-2023 fiscal year (May 1, 2022 to April 30, 2023) for the Seafarer Overseas Value Fund (the “Value Fund” or the “Fund”).

During the fiscal year, the Fund gained 6.22%, while the Fund’s benchmark index, the Morningstar Emerging Markets Net Return USD Index, returned -5.98%.1 By way of broader comparison, the S&P 500 Index rose 2.66%.

The Fund began the fiscal year with a net asset value (NAV) of $12.86 per share. The Fund paid a distribution of $0.215 per share in December 2022. That payment brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $2.082.2 The Fund finished the fiscal year with a value of $13.43 per share.3

From the Fund’s inception (May 31, 2016) through the end of the fiscal year (April 30, 2023), the Fund generated an annualized rate of return of 7.04%.4 Over the same period, the benchmark index, the Morningstar Emerging Markets Net Return USD Index, rose at an annualized rate of 5.93%.

* * *

For the 2022-2023 fiscal year, the Value Fund appreciated just over 6% while the benchmark index returned about -6%. The 12-month period was marked by pronounced swings in emerging markets equity prices: for the first 6-month period, the Fund returned -9.56% and the index returned -18.35%; for the second 6-month period, the Fund gained 17.37% and the index rose 15.16%.

A primary driver of this volatility appears to be the evolving expectations surrounding China’s economy. Chinese authorities’ decision to abruptly end the country’s zero-Covid policies, following two-plus years of severe restrictions, led to a rise in share prices for many Chinese companies. As long-term investors, the exact pace of China’s recovery matters less to us than the underlying idiosyncratic drivers of value we see in each position. It is important to note that the Fund entered most of its China holdings well before the pandemic and continued to hold them (or in some cases add to them as prices swooned), keeping in mind that most of a company’s intrinsic value is derived from cash flows beyond the next two to three years. Similarly, as of the date of this report, we would expect the Fund to continue to hold these names beyond a return to pre-Covid levels of profitability, whenever this may occur.

A top contributor to the Fund’s performance during the fiscal year was Genting Singapore, a casino owner and operator in Singapore (Asset Productivity source of value; Seafarer’s seven sources of value,5 hereafter referenced using parenthesized italics, are defined in Figure 1). In my view, this holding performed well amid a recovery in the city-state’s tourism industry and expectations of a return of Chinese visitors.

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Seafarer Overseas Value Fund	Performance Review

April 30, 2023

Figure 1. Sources of Value

Seafarer has identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.

Source: Seafarer

A number of other China-related holdings stood out as top contributors to the Fund. Returns were strong for businesses that had been most adversely impacted by Chinese travel and mobility restrictions, including Melco International (Breakup Value and Asset Productivity), a Macau casino owner and operator; Shangri-La (Breakup Value and Asset Productivity), a hotel owner and operator in Asia; Giordano International (Structural Shift), a fashion retailer operating in Asia and the Middle East; and Pico Far East (Segregated Market), a designer and organizer of trade show exhibitions and conferences in China. These companies had seen a sharp deterioration in profits in their Chinese operations due to the pandemic; their share prices rebounded from a low base as investors began to recognize their underlying value in a re-opened economy.

In addition to the re-opening of China’s economy, the other primary driver of the stock price volatility that characterized the fiscal year was the partial reversal of commodity price inflation prevalent since the start of the Covid-19 pandemic. The decline in commodity prices during the fiscal year was concomitant with the rapid increase in the Federal Funds Rate by the Federal Reserve.6 Thus, the interplay of inflation and demand concerns drove the performance of several Fund holdings. Anheuser-Busch InBev (Asset Productivity and Deleveraging), a global brewer that derives most of its revenue from emerging markets, was a top contributor to the Fund despite continued concerns over margin pressure related to input cost inflation. Samsung SDI (Structural Shift and Breakup Value), a South Korean battery manufacturer, performed well in spite of growing recessionary fears in developed markets. The company has emerged as a key supplier of electric vehicle batteries to the global automotive industry, and news surfaced of a potential joint venture with General Motors to set up a battery plant in the U.S. On a less expected note, Odontoprev (Structural Shift ), a Brazilian dental insurance provider, performed well against a weak equity market backdrop in Brazil and little fundamental company news. This rise may be attributable to the company’s low valuation relative to its cash flows and dividends.

A top detractor to Fund returns during the fiscal year was XP, Inc. (Structural Shift), a Brazilian investment management platform company. XP’s stock price had been under pressure during this period as high Brazilian interest rates diverted savings to fixed income securities at the expense of its

Annual Report – April 30, 2023	11

Seafarer Overseas Value Fund	Performance Review

April 30, 2023

more profitable equities segment and as new money flows to its platform slowed. While XP’s disappointing results may have caused some investors to reassess overly optimistic growth assumptions, we are less pessimistic for the company over the long-term, especially in light of its new lower valuation as of the end of the period. Its assets under custody have continued to grow with positive net inflows, which will underpin future revenue growth.

Given the forces driving stock performance during the fiscal year as described above, one key question going forward is how does the Fund navigate the present volatility in emerging market equities? The answer is that the Fund approaches its investment decision the same way regardless of whether the volatility is micro or macro in nature. For the Seafarer Overseas Value Fund, intrinsic value is driven by long-term cash flow generation, not short-term earnings momentum.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Paul Espinosa
Portfolio Manager, Seafarer Overseas Value Fund
Seafarer Capital Partners, LLC

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

As of April 30, 2023, the Fund did not own shares in General Motors Co.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) returned 6.11% during the fiscal year. Adjustments in accordance with accounting principles generally accepted in the U.S. (U.S. GAAP) were applied during the financial statement preparation as of April 30, 2022 and April 30, 2023. As a result of the adjustments, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. For the fiscal year ended April 30, 2023, the total return for the Institutional share class decreased from 6.23% to 6.22%.

[2]	The Fund’s inception date is May 31, 2016.

[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $12.83 per share; it paid an annual distribution of $0.209 per share in December 2022; and it finished the fiscal year with a value of $13.39 per share. Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation as of April 30, 2022 and increased the Institutional share class net asset value from $12.85 to $12.86 and increased the Investor share class net asset value from $12.82 to $12.83. Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation as of April 30, 2023 and increased the Institutional share class net asset value from $13.42 to $13.43 and increased the Investor share class net asset value from $13.38 to $13.39.

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Seafarer Overseas Value Fund	Performance Review

April 30, 2023

[4]	The Fund’s Investor share class generated an annualized rate of return of 6.93% from the Fund’s inception through the end of the fiscal year. Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation as of April 30, 2022 and April 30, 2023 and increased the annualized return since inception of the Institutional share class from 7.03% to 7.04% and increased the annualized return since inception of the Investor share class from 6.92% to 6.93%.

[5]	Additional information on Seafarer’s seven sources of value is available in the white paper On Value in the Emerging Markets (www.seafarerfunds.com/value-in-em).

[6]	The Federal Funds Rate is the interest rate at which U.S. depository institutions (banks and credit unions) lend reserve balances to other depository institutions overnight, on an uncollateralized basis.

Annual Report – April 30, 2023	13

Seafarer Overseas Value Fund	Performance Review

April 30, 2023

Total Returns

As of April 30, 2023	1 Year	3 Year	5 Year	Since Inception Annualized[1]	Net Expense Ratio[2]
Investor Class (SFVLX)[3]	6.11%	14.72%	4.91%	6.93%	1.15%
Institutional Class (SIVLX) [3]	6.22%	14.82%	5.02%	7.04%	1.05%
Morningstar Emerging Markets Net Return USD Index[4]	-5.98%	6.27%	0.03%	5.93%

Gross expense ratio: 1.45% for Investor Class; 1.35% for Institutional Class.2

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.

[2]	Ratios as of Prospectus dated August 31, 2022. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement shall continue at least through August 31, 2023.

[3]	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes.

[4]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

14	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2023

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2023. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

Annual Report – April 30, 2023	15

Seafarer Overseas Value Fund	Performance Review

April 30, 2023

Portfolio Composition by Region	% Net Assets
East & South Asia	55.7%
Emerging Europe	6.1%
Latin America	14.6%
Middle East & Africa	8.7%
Other	5.4%
Cash & Other Assets, Less Liabilities	9.5%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communications	2.2%
Consumer Discretionary	13.9%
Consumer Staples	20.9%
Energy	5.5%
Financials	14.3%
Health Care	1.9%
Industrials	11.5%
Materials	9.9%
Real Estate	2.7%
Technology	2.7%
Utilities	5.0%
Cash & Other Assets, Less Liabilities	9.5%
Total	100.0%

Top 10 Holdings	% Net Assets
Qatar Gas Transport Co., Ltd.	3.6%
Melco International Development, Ltd.	3.3%
XP, Inc.	3.3%
Shangri-La Asia, Ltd.	3.2%
Petronet LNG, Ltd.	3.0%
UPL, Ltd.	2.9%
Genting Singapore, Ltd.	2.9%
Mondi PLC	2.8%
Pacific Basin Shipping, Ltd.	2.7%
Itau Unibanco Holding SA	2.7%
Total	30.4%

Total Number of Holdings	38

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

16	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2022 and held until April 30, 2023.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transaction costs. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report – April 30, 2023	17

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

	Beginning Account Value 11/01/22	Ending Account Value 04/30/23	Expense Ratio(a)	Expenses Paid During Period 11/01/22 - 04/30/23(b)
SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$1,000.00	$1,109.20	0.97%	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	0.97%	$4.86
Institutional Class
Actual	$1,000.00	$1,110.40	0.86%	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	0.86%	$4.31
SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$1,000.00	$1,173.60	1.15%	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Institutional Class
Actual	$1,000.00	$1,174.60	1.05%	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

18	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2023

	Currency	Shares	Value
COMMON STOCKS (92.0%)
Belgium (2.0%)
Anheuser-Busch InBev SA, ADR	USD	700,000	$45,479,000

Total Belgium			45,479,000

Brazil (7.2%)
Ambev SA, ADR	USD	16,000,000	44,800,000
Itau Unibanco Holding SA, ADR	USD	9,450,000	48,667,500
Odontoprev SA	BRL	10,000,000	20,109,066
XP, Inc., Class A(a)	USD	3,219,000	45,999,510

Total Brazil			159,576,076

China / Hong Kong (15.0%)
Alibaba Group Holding, Ltd.(a)	HKD	6,500,000	68,728,574
China Foods, Ltd.	HKD	95,314,000	35,010,673
DFI Retail Group Holdings, Ltd.	USD	10,000,000	30,096,730
First Pacific Co., Ltd.	HKD	73,000,000	24,445,107
Jardine Matheson Holdings, Ltd.	USD	893,715	43,203,774
Pacific Basin Shipping, Ltd.	HKD	113,000,000	39,319,074
Want Want China Holdings, Ltd.	HKD	63,500,000	40,497,454
WH Group, Ltd.	HKD	46,065,000	25,646,175
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	30,002,000	27,131,693

Total China / Hong Kong			334,079,254

Czech Republic (1.6%)
Moneta Money Bank AS	CZK	9,413,000	34,515,942

Total Czech Republic			34,515,942

Hungary (3.9%)
Richter Gedeon Nyrt	HUF	3,575,000	86,345,254

Total Hungary			86,345,254

India (7.0%)
Computer Age Management Services, Ltd.	INR	1,101,397	27,841,141
L&T Technology Services, Ltd.	INR	845,000	39,250,536
Petronet LNG, Ltd.	INR	15,000,000	43,566,964
UPL, Ltd.	INR	5,000,000	45,378,629

Total India			156,037,270

Annual Report – April 30, 2023	19

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2023

	Currency	Shares	Value
Japan (3.1%)
Rohm Co., Ltd.	JPY	930,000	$70,018,012

Total Japan			70,018,012

Mexico (6.6%)
Becle SAB de CV	MXN	9,100,000	21,065,213
Bolsa Mexicana de Valores SAB de CV	MXN	10,000,000	22,036,208
Coca-Cola Femsa SAB de CV, ADR	USD	600,000	50,652,000
Wal-Mart de Mexico SAB de CV	MXN	13,047,000	52,588,564

Total Mexico			146,341,985

Peru (1.4%)
Credicorp, Ltd.	USD	233,000	31,566,840

Total Peru			31,566,840

Poland (1.6%)
CD Projekt SA	PLN	1,300,000	35,472,589

Total Poland			35,472,589

Qatar (2.1%)
Qatar Gas Transport Co., Ltd.	QAR	42,613,950	46,484,713

Total Qatar			46,484,713

Singapore (5.5%)
Singapore Exchange, Ltd.	SGD	5,725,000	41,200,689
Venture Corp., Ltd.	SGD	6,375,000	81,445,487

Total Singapore			122,646,176

South Africa (3.4%)
Sanlam, Ltd.	ZAR	24,500,000	75,579,336

Total South Africa			75,579,336

South Korea (18.6%)
Coway Co., Ltd.	KRW	1,130,000	41,489,584
Hyundai Mobis Co., Ltd.	KRW	640,000	104,230,597
Innocean Worldwide, Inc.	KRW	690,000	20,664,824
NAVER Corp.	KRW	307,000	44,476,745
Samsung Biologics Co., Ltd.(a)	KRW	155,000	90,653,037
Samsung C&T Corp.	KRW	375,000	30,796,595

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Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2023

	Currency	Shares	Value
South Korea (continued)
Samsung Electronics Co., Ltd.	KRW	600,000	$29,522,457
Samsung SDI Co., Ltd.	KRW	98,000	50,859,269

Total South Korea			412,693,108

Taiwan (2.2%)
Accton Technology Corp.	TWD	5,000,000	48,844,530

Total Taiwan			48,844,530

Thailand (3.7%)
Bangkok Dusit Medical Services PCL, Class F	THB	52,500,000	45,101,235
Siam Cement PCL	THB	4,090,000	37,686,539

Total Thailand			82,787,774

United Arab Emirates (3.8%)
Emaar Properties PJSC	AED	28,276,000	45,842,770
National Central Cooling Co. PJSC	AED	48,197,777	38,455,324

Total United Arab Emirates			84,298,094

United Kingdom (1.8%)
Mondi PLC	GBP	2,489,000	39,663,193

Total United Kingdom			39,663,193

Vietnam (1.5%)
PetroVietnam Gas JSC	VND	8,250,000	32,744,622

Total Vietnam			32,744,622

TOTAL COMMON STOCKS
(Cost $2,080,433,267)			2,045,173,768

PREFERRED STOCKS (3.5%)
South Korea (3.5%)
Samsung Electronics Co., Ltd.	KRW	1,850,000	77,339,037

Total South Korea			77,339,037

TOTAL PREFERRED STOCKS
(Cost $69,227,785)			77,339,037

Annual Report – April 30, 2023	21

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2023

	Currency	Shares	Value
TOTAL INVESTMENTS
(Cost $2,149,661,052) (95.5%)			$2,122,512,805

Cash and Other Assets, Less Liabilities (4.5%)			101,143,056
NET ASSETS (100.0%)			$2,223,655,861

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

ADR American Depositary Receipt

Currency Abbreviations

AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CZK	-	Czech Republic Koruna
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
GBP	-	United Kingdom Pound
INR	-	India Rupee
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
PLN	-	Poland Zloty
SGD	-	Singapore Dollar
THB	-	Thailand Baht
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

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Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2023

Industry Composition
Advertising & Marketing	0.9%
Asset Management	5.5%
Auto Components	4.7%
Banks	5.2%
Beverages	8.9%
Biotech & Pharma	7.9%
Chemicals	2.0%
Construction Materials	1.7%
Containers & Packaging	1.8%
E-Commerce Discretionary	3.1%
Electric Utilities	1.7%
Engineering & Construction	3.2%
Entertainment	1.6%
Food Products	4.1%
Health Care Providers & Services	2.9%
Home & Office Products	1.9%
Institutional Financial Services	2.8%
Interactive Media & Services	2.0%
Oil & Gas Producers	3.4%
Real Estate Management & Development	2.1%
Retail - Consumer Staples	3.7%
Retail - Discretionary	1.9%
Semiconductors & Semiconductor Equipment	3.1%
Specialty Finance	1.3%
Technology Hardware, Storage & Peripherals	13.0%
Transportation & Logistics	3.9%
Wholesale - Discretionary	1.2%
Cash and Other Assets, Less Liabilities	4.5%
Total	100.0%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2023	23

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2023

	Currency	Shares	Value
COMMON STOCKS (90.3%)
Belgium (2.6%)
Anheuser-Busch InBev SA, ADR	USD	32,000	$2,079,040

Total Belgium			2,079,040

Brazil (10.1%)
Ambev SA, ADR	USD	639,000	1,789,200
Itau Unibanco Holding SA, ADR	USD	424,000	2,183,600
Odontoprev SA	BRL	760,000	1,528,289
XP, Inc., Class A	USD	186,000	2,657,940

Total Brazil			8,159,029

China / Hong Kong (29.2%)
China Foods, Ltd.	HKD	5,603,000	2,058,090
China Yangtze Power Co., Ltd., Class A	CNY	661,990	2,092,883
DFI Retail Group Holdings, Ltd.	USD	619,000	1,862,988
First Pacific Co., Ltd.	HKD	5,190,000	1,737,947
Giordano International, Ltd.	HKD	5,200,000	1,563,382
Jardine Matheson Holdings, Ltd.	USD	43,160	2,086,431
Melco International Development, Ltd.	HKD	2,304,000	2,681,466
Pacific Basin Shipping, Ltd.	HKD	6,311,000	2,195,953
Pico Far East Holdings, Ltd.	HKD	5,538,000	933,834
Shangri-La Asia, Ltd.	HKD	2,772,000	2,557,211
Want Want China Holdings, Ltd.	HKD	2,767,000	1,764,669
WH Group, Ltd.	HKD	3,495,000	1,945,801

Total China / Hong Kong			23,480,655

Czech Republic (2.4%)
Moneta Money Bank AS	CZK	534,000	1,958,091

Total Czech Republic			1,958,091

Georgia (3.6%)
Bank of Georgia Group PLC	GBP	23,500	874,199
Georgia Capital PLC	GBP	203,174	2,055,487

Total Georgia			2,929,686

India (5.9%)
Petronet LNG, Ltd.	INR	840,000	2,439,750
UPL, Ltd.	INR	260,000	2,359,689

Total India			4,799,439

24	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2023

	Currency	Shares	Value
Mexico (2.3%)
Coca-Cola Femsa SAB de CV, ADR	USD	22,000	$1,857,240

Total Mexico			1,857,240

Peru (2.2%)
Credicorp, Ltd.	USD	13,200	1,788,336

Total Peru			1,788,336

Qatar (3.6%)
Qatar Gas Transport Co., Ltd.	QAR	2,660,000	2,901,616

Total Qatar			2,901,616

Singapore (7.1%)
Genting Singapore, Ltd.	SGD	2,770,000	2,356,511
HRnetgroup, Ltd.	SGD	2,823,000	1,587,984
Wilmar International, Ltd.	SGD	609,000	1,798,814

Total Singapore			5,743,309

South Korea (6.7%)
Innocean Worldwide, Inc.	KRW	58,000	1,737,043
Samsung C&T Corp.	KRW	18,500	1,519,299
Samsung SDI Co., Ltd.	KRW	4,200	2,179,683

Total South Korea			5,436,025

Thailand (2.7%)
Siam Cement PCL	THB	234,000	2,156,149

Total Thailand			2,156,149

United Arab Emirates (5.1%)
Emaar Properties PJSC	AED	1,324,000	2,146,549
National Central Cooling Co. PJSC	AED	2,481,137	1,979,613

Total United Arab Emirates			4,126,162

United Kingdom (2.8%)
Mondi PLC	GBP	142,000	2,262,826

Total United Kingdom			2,262,826

Annual Report – April 30, 2023	25

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2023

	Currency	Shares	Value
Vietnam (4.0%)
Petrovietnam Fertilizer & Chemicals JSC	VND	860,000	$1,236,005
PetroVietnam Technical Services Corp.	VND	1,873,080	2,019,902

Total Vietnam			3,255,907

TOTAL COMMON STOCKS
(Cost $67,614,675)			72,933,510

PREFERRED STOCKS (0.2%)
South Korea (0.2%)
Samsung C&T Corp.	KRW	1,800	131,390

Total South Korea			131,390

TOTAL PREFERRED STOCKS
(Cost $184,192)			131,390

TOTAL INVESTMENTS
(Cost $67,798,867) (90.5%)			$73,064,900

Cash and Other Assets, Less Liabilities (9.5%)			7,685,356
NET ASSETS (100.0%)			$80,750,256

Principal Amount is stated in local currency unless otherwise noted.

ADR American Depositary Receipt

Currency Abbreviations

AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
GBP	-	United Kingdom Pound
HKD	-	Hong Kong Dollar
INR	-	India Rupee
KRW	-	South Korea Won
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
THB	-	Thailand Baht
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

26	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2023

Industry Composition
Advertising & Marketing	2.2%
Asset Management	5.9%
Banks	8.4%
Beverages	9.6%
Chemicals	4.5%
Commercial Support Services	3.1%
Construction Materials	2.7%
Containers & Packaging	2.8%
Electric Utilities	5.0%
Engineering & Construction	2.0%
Food & Staples Retailing	9.0%
Health Care Facilities & Services	1.9%
Hotels, Restaurants & Leisure	9.4%
Oil, Gas & Consumable Fuels	3.0%
Oil & Gas Services & Equipment	2.5%
Real Estate Management & Development	2.7%
Retail - Consumer Staples	2.3%
Retail - Discretionary	4.5%
Technology Hardware	2.7%
Transportation & Logistics	6.3%
Cash and Other Assets, Less Liabilities	9.5%
Total	100.0%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2023	27

Seafarer Funds	Statements of Assets and Liabilities

April 30, 2023

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$2,122,512,805	$73,064,900
Foreign cash, at value (Cost $4,482,028 and $236,457, respectively)	4,482,028	236,966
Cash	86,569,881	7,206,463
Receivable for shares sold	3,712,107	71,017
Interest and dividends receivable	13,948,110	743,907
Prepaid expenses and other assets	43,086	1,074
Total Assets	2,231,268,017	81,324,327
LIABILITIES:
Payable for investments purchased	4,328,985	381,258
Administrative fees payable	94,030	14,769
Shareholder service plan fees payable	465,403	10,252
Payable for shares redeemed	655,181	16,180
Investment advisory fees payable	1,326,694	38,711
Payable for chief compliance officer fees	4,465	4,465
Trustee fees and expenses payable	81,802	3,600
Payable for principal financial officer fees	1,949	1,949
Audit and tax fees payable	21,016	23,205
Accrued expenses and other liabilities	632,631	79,682
Total Liabilities	7,612,156	574,071
NET ASSETS	$2,223,655,861	$80,750,256
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$2,349,660,595	$75,326,707
Total distributable earnings	(126,004,734)	5,423,549
NET ASSETS	$2,223,655,861	$80,750,256
INVESTMENTS, AT COST	$2,149,661,052	$67,798,867
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.70	$13.39
Net Assets	$178,565,711	$600,249
Shares of beneficial interest outstanding	15,261,887	44,840
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.77	$13.43
Net Assets	$2,045,090,150	$80,150,007
Shares of beneficial interest outstanding	173,730,555	5,969,259

See accompanying Notes to Financial Statements.

28	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Operations

Year Ended April 30, 2023

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$62,561,451	$2,347,705
Foreign taxes withheld	(4,269,345)	(87,702)
Interest and other income	2,001,123	132,415
Total investment income	60,293,229	2,392,418
EXPENSES:
Investment advisory fees (Note 7)	14,302,185	422,837
Administrative and transfer agency fees	599,895	70,955
Trustee fees and expenses	119,108	4,317
Registration/filing fees	58,814	32,886
Shareholder service plan fees
Investor Class	268,847	–
Institutional Class	833,602	27,065
Recoupment of previously waived fees
Investor Class		293
Institutional Class		7,832
Legal fees	38,256	622
Audit and tax fees	25,025	24,131
Reports to shareholders and printing fees	104,453	2,412
Custody fees	1,104,884	39,978
Chief compliance officer fees	26,885	26,885
Principal financial officer fees	8,081	8,117
Insurance expense	22,203	400
Miscellaneous	41,151	15,919
Total expenses	17,553,389	676,524
Less fees waived/reimbursed by investment adviser (Note 7)
Investor Class	–	(699)
Institutional Class	–	(80,143)
Total net expenses	17,553,389	603,807
NET INVESTMENT INCOME:	42,739,840	1,788,611
Net realized loss on investments	(110,112,069)	(815,464)
Net realized loss on foreign currency transactions	(547,580)	(36,989)
Net realized loss	(110,659,649)	(852,453)
Net change in unrealized appreciation on investments	65,081,893	3,954,847
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	94,903	1,561
Net unrealized appreciation	65,176,796	3,956,408
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	(45,482,853)	3,103,955
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,743,013)	$4,892,566

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2023	29

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS:
Net investment income	$42,739,840	$49,624,774
Net realized gain/(loss)	(110,659,649)	23,850,170
Net change in unrealized appreciation/(depreciation)	65,176,796	(380,674,270)
Net decrease in net assets resulting from operations	(2,743,013)	(307,199,326)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(4,973,375)	(17,787,543)
Institutional Class	(49,920,102)	(144,664,614)
Net decrease in net assets from distributions	(54,893,477)	(162,452,157)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	31,959,949	38,570,989
Institutional Class	899,433,848	540,242,470
Dividends reinvested
Investor Class	4,872,836	17,421,787
Institutional Class	32,779,952	93,502,418
Shares redeemed
Investor Class	(48,821,966)	(35,887,904)
Institutional Class	(515,808,437)	(363,636,757)
Net increase in net assets derived from beneficial interest transactions	404,416,182	290,213,003
Net increase/(decrease) in net assets	346,779,692	(179,438,480)
NET ASSETS:
Beginning of period	1,876,876,169	2,056,314,649
End of period	$2,223,655,861	$1,876,876,169
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,784,996	2,760,044
Distributions reinvested	431,843	1,272,567
Redeemed	(4,329,431)	(2,594,775)
Net increase/(decrease) in shares outstanding	(1,112,592)	1,437,836
Institutional Class
Sold	77,436,657	39,311,074
Distributions reinvested	2,891,189	6,789,037
Redeemed	(45,008,887)	(26,450,507)
Net increase in shares outstanding	35,318,959	19,649,604

See accompanying Notes to Financial Statements.

30	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS:
Net investment income	$1,788,611	$1,246,220
Net realized gain/(loss)	(852,453)	611,226
Net change in unrealized appreciation/(depreciation)	3,956,408	(1,636,901)
Net increase in net assets resulting from operations	4,892,566	220,545
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(8,732)	(14,510)
Institutional Class	(1,035,534)	(1,233,386)
Net decrease in net assets from distributions	(1,044,266)	(1,247,896)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	178,346	54,435
Institutional Class	38,638,763	10,922,366
Dividends reinvested
Investor Class	7,535	14,510
Institutional Class	1,026,657	1,219,306
Shares redeemed
Investor Class	(13,147)	(83,501)
Institutional Class	(4,746,546)	(4,435,153)
Net increase in net assets derived from beneficial interest transactions	35,091,608	7,691,963
Net increase in net assets	38,939,908	6,664,612
NET ASSETS:
Beginning of period	41,810,348	35,145,735
End of period	$80,750,256	$41,810,347
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	13,742	4,063
Distributions reinvested	601	1,131
Redeemed	(1,113)	(6,367)
Net increase/(decrease) in shares outstanding	13,230	(1,173)
Institutional Class
Sold	3,040,712	827,773
Distributions reinvested	81,740	94,813
Redeemed	(373,540)	(335,440)
Net increase in shares outstanding	2,748,912	587,146

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2023	31

Seafarer Overseas Growth and Income Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
$12.06	$15.31	$10.31	$11.56	$13.11

0.24	0.33	0.18	0.21	0.36
(0.27)	(2.42)	5.14	(1.15)	(1.02)
(0.03)	(2.09)	5.32	(0.94)	(0.66)

(0.20)	(0.28)	(0.17)	(0.31)	(0.01)
(0.13)	(0.88)	(0.15)	–	(0.88)
(0.33)	(1.16)	(0.32)	(0.31)	(0.89)
(0.36)	(3.25)	5.00	(1.25)	(1.55)
$11.70	$12.06	$15.31	$10.31	$11.56
(0.13%)	(14.48%)	52.15%	(8.44%)	(4.36%)

$178,566	$197,523	$228,690	$154,017	$233,072

1.00%	1.00%	1.02%	1.02%	0.99%
1.00%	1.00%	1.02%	1.02%	0.99%
2.05%	2.33%	1.35%	1.88%	3.02%
22%	16%	47%	29%	52%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2023	33

Seafarer Overseas Growth and Income Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

34	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
$12.13	$15.39	$10.36	$11.61	$13.14

0.26	0.35	0.20	0.22	0.29
(0.28)	(2.44)	5.16	(1.16)	(0.93)
(0.02)	(2.09)	5.36	(0.94)	(0.64)

(0.21)	(0.29)	(0.18)	(0.31)	(0.01)
(0.13)	(0.88)	(0.15)	–	(0.88)
(0.34)	(1.17)	(0.33)	(0.31)	(0.89)
–	–	0.00 (b)	–	–
(0.36)	(3.26)	5.03	(1.25)	(1.53)
$11.77	$12.13	$15.39	$10.36	$11.61
(0.03%)	(14.41%)	52.28%	(8.34%)	(4.17%)

$2,045,090	$1,679,354	$1,827,624	$1,101,542	$1,304,491

0.90%	0.91%	0.92%	0.92%	0.90%
0.90%	0.91%	0.92%	0.92%	0.90%
2.22%	2.46%	1.47%	1.91%	2.45%
22%	16%	47%	29%	52%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2023	35

Seafarer Overseas Value Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(d)

(a)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value and total return for financial reporting purposes.

(b)	Calculated using the average shares method.

(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
$12.83 (a)	$13.16		$9.46	$11.41	$11.95

0.38	0.42		0.22	0.29	0.29
0.39	(0.29)		3.64	(1.88)	(0.51)
0.77	0.13		3.86	(1.59)	(0.22)

(0.21)	(0.42)		(0.16)	(0.31)	(0.29)
–	(0.04)		–	(0.05)	(0.03)
(0.21)	(0.46)		(0.16)	(0.36)	(0.32)
0.56	(0.33)		3.70	(1.95)	(0.54)
$13.39 (a)	$12.83	(a)	$13.16	$9.46	$11.41

6.11%	0.94	%(a)	40.96%	(14.54%)	(1.50%)

$600	$405		$431	$278	$327

1.23%	1.48%		1.49%	1.44%	1.45%
1.15%	1.15%		1.15%	1.15%	1.15%
2.98%	3.15%		1.99%	2.61%	2.59%
1%	14%		24%	25%	3%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2023	37

Seafarer Overseas Value Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value and total return for financial reporting purposes.

(b)	Calculated using the average shares method.

(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
$12.86 (a)		$13.18		$9.48	$11.43	$11.96

0.40		0.46		0.25	0.30	0.30
0.39		(0.32)		3.62	(1.88)	(0.50)
0.79		0.14		3.87	(1.58)	(0.20)

(0.22)		(0.42)		(0.17)	(0.32)	(0.30)
–		(0.04)		–	(0.05)	(0.03)
(0.22)		(0.46)		(0.17)	(0.37)	(0.33)
0.57		(0.32)		3.70	(1.95)	(0.53)
$13.43 (a)		$12.86	(a)	$13.18	$9.48	$11.43

6.22	%(a)	1.08	%(a)	40.98%	(14.47%)	(1.34%)

$80,150		$41,405		$34,714	$29,557	$28,849

1.18%		1.37%		1.51%	1.42%	1.48%
1.05%		1.05%		1.05%	1.05%	1.05%
3.11%		3.43%		2.19%	2.63%	2.65%
1%		14%		24%	25%	3%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2023	39

Seafarer Funds	Notes to Financial Statements

April 30, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures utilized by the valuation designee and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service utilized by each Fund, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are

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Seafarer Funds	Notes to Financial Statements

April 30, 2023

valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Adviser, as the Funds' valuation designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed Seafarer Capital Partners, LLC (the “Adviser”) to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. Fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report – April 30, 2023	41

Seafarer Funds	Notes to Financial Statements

April 30, 2023

The following is a summary of the inputs used to value each Fund as of April 30, 2023:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
Belgium	$45,479,000	$–	$–	$45,479,000
Brazil	159,576,076	–	–	159,576,076
China / Hong Kong	–	334,079,254	–	334,079,254
Czech Republic	34,515,942	–	–	34,515,942
Hungary	–	86,345,254	–	86,345,254
India	–	156,037,270	–	156,037,270
Japan	–	70,018,012	–	70,018,012
Mexico	146,341,985	–	–	146,341,985
Peru	31,566,840	–	–	31,566,840
Poland	–	35,472,589	–	35,472,589
Qatar	–	46,484,713	–	46,484,713
Singapore	–	122,646,176	–	122,646,176
South Africa	75,579,336	–	–	75,579,336
South Korea	–	412,693,108	–	412,693,108
Taiwan	–	48,844,530	–	48,844,530
Thailand	–	82,787,774	–	82,787,774
United Arab Emirates	38,455,324	45,842,770	–	84,298,094
United Kingdom	–	39,663,193	–	39,663,193
Vietnam	–	32,744,622	–	32,744,622
Preferred Stocks	–	77,339,037	–	77,339,037
Total	$531,514,503	$1,590,998,302	$–	$2,122,512,805

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Seafarer Funds	Notes to Financial Statements

April 30, 2023

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
Belgium	$2,079,040	$–	$–	$2,079,040
Brazil	8,159,029	–	–	8,159,029
China / Hong Kong	1,563,382	21,917,273	–	23,480,655
Czech Republic	1,958,091	–	–	1,958,091
Georgia	2,055,487	–	–	2,055,487
India	–	4,799,439	–	4,799,439
Mexico	1,857,240	–	–	1,857,240
Peru	1,788,336	–	–	1,788,336
Qatar	–	2,901,616	–	2,901,616
Singapore	–	5,743,309	–	5,743,309
South Korea	–	5,436,025	–	5,436,025
Thailand	–	2,156,149	–	2,156,149
United Arab Emirates	1,979,613	2,146,549	–	4,126,162
United Kingdom	874,199	2,262,826	–	3,137,025
Vietnam	2,019,902	1,236,005	–	3,255,907
Preferred Stocks	–	131,390	–	131,390
Total	$24,334,319	$48,730,581	$–	$73,064,900

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Seafarer Overseas Value Fund:

Asset Type	Balance as of April 30, 2022	Accrued Discount/ Premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of April 30, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2023
Common Stocks	$1,000	$–	$–	$(309,488)	$308,488	$–	$–	$–	$–	$–	$–

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each share class in proportion to its average daily net assets.

Annual Report – April 30, 2023	43

Seafarer Funds	Notes to Financial Statements

April 30, 2023

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign currency, at value. As of April 30, 2023, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$86,307,326
Seafarer Overseas Value Fund	7,185,814

As of April 30, 2023, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close dates. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Seafarer Funds	Notes to Financial Statements

April 30, 2023

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses that cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing due date of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income paid out via semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions at other times if the Fund believes doing so may be necessary for the Fund to share tax obligations more ratably and more equitably across shareholders over time.

Ukraine-Russia Conflict

Additionally, certain Funds may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a fullscale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Following the invasion, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’ economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and therefore are expected to result in adverse consequences to the Russian economy and could have a material adverse effect on the Funds' portfolio companies and their financial conditions, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with

Annual Report – April 30, 2023	45

Seafarer Funds	Notes to Financial Statements

April 30, 2023

respect to the Funds and their portfolio companies and operations, and the ability of the Funds to achieve their investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Funds or the business of the Funds' investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Funds and the companies in which the Funds invest rely.

3. Tax Basis Information

Reclassifications

As of April 30, 2023, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to equalization. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable Earnings
Seafarer Overseas Growth and Income Fund	$29,855	$(29,855)
Seafarer Overseas Value Fund	20,779	(20,779)

Tax Basis of Investments

As of April 30, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation), and net unrealized appreciation/(depreciation) for federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation/ (Depreciation) on Foreign Currencies	Net Unrealized Appreciation/ (Depreciation)
Seafarer Overseas Growth and Income Fund
	$2,160,695,301	$206,312,147	$(244,494,643)	$(13,175)	$(38,195,671)
Seafarer Overseas Value Fund
	67,846,438	10,426,858	(5,208,396)	373	5,218,835

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Seafarer Funds	Notes to Financial Statements

April 30, 2023

Components of Distributable Earnings

As of April 30, 2023, components of distributable earnings were as follows:

Seafarer Overseas Growth and Income Fund
Accumulated net investment income	$23,793,859
Accumulated net realized loss	(111,602,922)
Net unrealized depreciation on investments	(38,195,671)
Total distributable earnings	$(126,004,734)

Seafarer Overseas Value Fund
Accumulated net investment income	$1,020,178
Accumulated net realized loss	(815,464)
Net unrealized appreciation on investments	5,218,835
Total distributable earnings	$5,423,549

Capital Losses

Seafarer Overseas Growth and Income Fund

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year: Short Term $15,896,488 and Long Term $53,947,257.

Seafarer Overseas Value Fund

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year: Long Term $24,634.

The Seafarer Overseas Growth and Income Fund elects to defer to the period ending April 30, 2024, capital losses recognized during the period November 1, 2022 thru April 30, 2023 in the amount of $41,759,177.

The Seafarer Overseas Value Fund elects to defer to the period ending April 30, 2024, capital losses recognized during the period November 1, 2022 thru April 30, 2023 in the amount of $790,830.

Tax Basis of Distributions to Shareholders

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$33,023,314	$21,870,163
Seafarer Overseas Value Fund	1,044,266	–

Annual Report – April 30, 2023	47

Seafarer Funds	Notes to Financial Statements

April 30, 2023

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$39,950,471	$122,501,686
Seafarer Overseas Value Fund	1,145,464	102,432

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the year ended April 30, 2023 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$739,814,451	$407,683,439
Seafarer Overseas Value Fund	33,065,033	658,332

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. Borrowings

On March 16, 2023, the Funds entered into a Credit Agreement with the Fund’s custodian, Brown Brothers Harriman & Co. (“BBH”). Under the terms of the Credit Agreement, the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund are collectively allowed to borrow up to $30,000,000. The borrowing of each Fund is several and not joint and subject to a 10:1 collateral-to-debt ratio. The collateral for the Credit Agreement is the assets of each Fund. Interest is charged at a rate of the higher of the Federal Funds Rate or the Adjusted Term Secured Overnight Financing Rate (SOFR) plus an applicable margin of 2%. For the year ended April 30, 2023, and as of April 30, 2023, the Funds did not have outstanding borrowings.

7. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets.

Effective September 1, 2015, the Adviser contractually, through successive one-year agreements, agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes, respectively. The current agreement (the “Expense

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Seafarer Funds	Notes to Financial Statements

April 30, 2023

Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver. This agreement may not be terminated or modified prior to August 31, 2023, except with the approval of the Funds’ Board. During the year ended April 30, 2023, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses. As of April 30, 2023, the Adviser had recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

For the year ended April 30, 2023, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Seafarer Overseas Value Fund
Investor Class	$699	$293
Institutional Class	80,143	7,832

As of April 30, 2023 the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2024	Expires 2025	Expires 2026	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Seafarer Overseas Value Fund
Investor Class	$1,259	$1,439	$406	$3,104
Institutional Class	134,851	118,111	72,311	325,273

Certain Portfolios engaged in cross trades between each other during the year ended April 30, 2023, pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a- 7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Trust’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

Transactions related to cross trades during the year ended April 30, 2023 were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sale
Seafarer Overseas Growth and Income Fund	–	$491,898	$(287,811)
Seafarer Overseas Value Fund	$491,898	–	–

Annual Report – April 30, 2023	49

Seafarer Funds	Notes to Financial Statements

April 30, 2023

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust.

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administration fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

For the year ended April 30, 2023, ALPS voluntarily reimbursed the Funds for certain expenses in the amount of $53,972 to the Seafarer Overseas Growth and Income Fund and $15,748 to the Seafarer Overseas Value Fund.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer agent fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for a particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments

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Seafarer Funds	Notes to Financial Statements

April 30, 2023

will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Any amount of such payment not paid to a Participating Organization for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

8. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Subsequent Event

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial Statements were issued.

Annual Report – April 30, 2023	51

Seafarer Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund, two of the funds constituting the Financial Investors Trust (the "Funds"), including the portfolios of investments, as of April 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2023

We have served as the auditor of one or more investment companies advised by Seafarer Capital Partners, LLC since 2012.

52	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Additional Information

April 30, 2023 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 732-9220.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. Index Provider Disclosure

The Seafarer Funds are not sponsored, endorsed, sold, or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the ability of the Morningstar Emerging Markets Net Return U.S. Dollar Index to track general equity market performance of emerging markets.

4. Tax Designations (Unaudited)

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	Dividends Received Deduction	Qualified Dividend Income
Seafarer Overseas Growth and Income Fund	–	52.62%
Seafarer Overseas Value Fund	–	23.85%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

The Funds hereby designate the following numbers as long-term capital gain distributions:

Long-term Capital Gain Distributions
Seafarer Overseas Growth and Income Fund	$21,870,163
Seafarer Overseas Value Fund	–

The Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund designate foreign taxes paid in the amounts of $2,770,964 and $40,172 and foreign source income in the amounts of $66,188,246 and $2,116,253 respectively, for federal income tax purposes for the year ended April 30, 2023.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report – April 30, 2023	53

Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2023 (Unaudited)

SEAFARER FUNDS APPROVAL OF FUND ADVISORY AGREEMENT

On December 13, 2022, the Trustees met in-person to discuss, among other things, the renewal of the Investment Advisory Agreement between Seafarer Capital Partners, LLC (“Seafarer”) and the Trust, with respect to the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (together, the “Seafarer Funds”), dated January 30, 2012, as amended (the “Seafarer Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Seafarer Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Seafarer Funds:

Investment Advisory Fee Rate:

The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Seafarer Funds, to Seafarer, of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion, in light of the extent and quality of the advisory services provided by Seafarer to each of the Seafarer Funds.

The Board received and considered information including a comparison of the contractual advisory fee rate of the Investor Class and Institutional Class of each Seafarer Fund with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of each Class of each Seafarer Fund was lower than the Data Provider peer group median.

Total Net Expense Ratios:

The Trustees further reviewed and considered that the total net expense ratio of each Class of both Seafarer Funds was lower than the Data Provider peer group median. Rule 12b-1 Fees in peer group funds were excluded for the purpose of the comparison.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement:

The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Seafarer Funds under the Seafarer Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Seafarer in its presentation, including its Form ADV.

The Trustees reviewed and considered Seafarer’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Seafarer. The Trustees also reviewed the research and decision-making processes utilized by Seafarer, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Seafarer Funds.

The Trustees considered the background and experience of Seafarer’s management in connection with the Seafarer Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Seafarer Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Seafarer’s insider trading policies and procedures and its Code of Ethics.

54	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2023 (Unaudited)

Performance:

The Trustees reviewed performance information for each Class of the Seafarer Funds for the 1-year, 3-year, 5-year, 10-year and since inception periods ended September 30, 2022, as applicable. That review included a comparison of each Seafarer Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that both Classes of each Seafarer Fund outperformed its peer group median over the 1-year, 3-year, 5-year, 10-year, and since inception periods, as applicable. The Trustees also considered Seafarer’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts:

The Trustees noted that Seafarer’s only clients were the Seafarer Funds.

Profitability:

The Trustees received and considered a profitability analysis prepared by Seafarer based on the fees payable under the Seafarer Investment Advisory Agreement.

Economies of Scale:

The Trustees considered whether economies of scale in the provision of services to the Seafarer Funds have been or would be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser:

The Trustees reviewed and considered any other incidental benefits derived or to be derived by Seafarer from its relationship with the Seafarer Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of each Class of both Seafarer Funds was lower than the Data Provider peer group median;

●	the total net expense ratio of each Class of both Seafarer Funds was lower than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Seafarer under the Seafarer Investment Advisory Agreement with respect to each Seafarer Fund were adequate;

●	for the periods ended September 30, 2022, in the independent analysis prepared by the Data Provider, each Class of each Seafarer Fund outperformed the Data Provider peer group median for each of the 1- year, 3-year, 5-year, 10-year and since inception periods, as applicable;

●	Seafarer had no other accounts with comparable investment objectives and strategies to the Seafarer Funds;

●	the profit, if any, realized by Seafarer in connection with the operation of any of the Seafarer Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Seafarer in connection with its relationship with any of the Seafarer Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Seafarer’s compensation for investment advisory services is consistent with the best interests of each of the Seafarer Funds and their shareholders.

Annual Report – April 30, 2023	55

Seafarer Funds	Trustees and Officers

April 30, 2023 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge at seafarerfunds.com or by calling 855-732-9220.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Trustee Deems, 1976		Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co- Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	59	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

56	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers

April 30, 2023 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

Annual Report – April 30, 2023	57

Seafarer Funds	Trustees and Officers

April 30, 2023 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services ,Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020)and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

58	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers

April 30, 2023 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Mr. Foss was appointed President of the Trust by unanimous written consent of the Board of Trustees on August 19, 2022.	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds, Reaves Utility Fund and Reality Shares ETF Trust.
Michael P. Lawlor, 1969	Secretary	Mr. Lawlor was appointed Secretary of the Trust at the December 13, 2022 meeting of the Board of Trustees.	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report – April 30, 2023	59

Seafarer Funds	Privacy Policy

April 30, 2023 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

60	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Privacy Policy

April 30, 2023 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.

What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

● The Funds do not jointly market.

Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report – April 30, 2023	61

VULCAN VALUE PARTNERS

ANNUAL REPORT — APRIL 30, 2023

VULCAN VALUE PARTNERS FUND
VULCAN VALUE PARTNERS SMALL CAP FUND

WWW.VULCANVALUEPARTNERS.COM || 205.803.1582

Contents	Page
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	5
Vulcan Value Partners Small Cap Fund	9
Disclosure of Fund Expenses
Vulcan Value Partners Fund	7
Vulcan Value Partners Small Cap Fund	11
Statements of Investments
Vulcan Value Partners Fund	13
Vulcan Value Partners Small Cap Fund	16
Statements of Assets and Liabilities	19
Statements of Operations	21
Statements of Changes in Net Assets
Vulcan Value Partners Fund	22
Vulcan Value Partners Small Cap Fund	23
Financial Highlights
Vulcan Value Partners Fund	24
Vulcan Value Partners Small Cap Fund	28
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	43
Additional Information	44
Disclosure Regarding Approval of Fund Advisory Agreements	45
Trustees and Officers	48
Privacy Policy	52

Shareholder Letter

April 30, 2023 (Unaudited)

PORTFOLIO REVIEW

General

Vulcan Value Partners Fund returned -2.99% versus 1.21% for the Russell 1000® Value Index, the Fund’s primary benchmark, and 2.66% for the S&P 500® Index, the Fund’s secondary benchmark, for the year ended April 30, 2023. The Vulcan Value Partners Small Cap Fund returned -14.39% versus -3.65% for the Russell 2000® Value Index, the Fund’s primary benchmark, and -7.99% for the Russell Value 2000® Index, the Fund’s secondary benchmark, for the year ended April 30, 2023.

As we have often said, we place no weight on short-term results, good or bad. In fact, we have made and will continue to make decisions that could negatively impact short-term performance when we think we can improve our long-term returns and lower risk.

In the discussion that follows, we generally define material contributors and detractors as companies having a greater than 1% impact on the Fund’s portfolio.

Vulcan Value Partners Fund Review (as of April 30, 2023)

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund. There were three material contributors over the one-year period ending April 30, 2023. The material contributors include General Electric Co., TransDigm Group Inc. and CoStar Group Inc. Material detractors over the same period include Meta Platforms Inc., Splunk Inc. and Upstart Holdings Inc.

General Electric was a material contributor during the period. With the successful spin-off of GE Healthcare in early January, the company operates in two major markets: GE Aerospace and GE Vernova. GE Aerospace powers three out of every four commercial flights. GE Vernova helps generate 30% of the world’s electricity and has a meaningful role to play in the energy transition. The company’s service activities, which are higher margin and more resilient, represent approximately 60% of revenue and 85% of its backlog. The company reported strong fourth quarter 2022 results and management’s 2023 outlook is positive, in our view.

Upstart Holdings Inc. was a material detractor for the period. It was a mistake, and we sold the Fund’s position. Upstart is an artificial intelligence (AI) and cloud-based lending platform. The company uses AI models that are designed to underwrite superior loans with lower interest rates, lower default rates, higher approval rates, and increased underwriting automation. When we purchased Upstart, we believed the company had an excellent product and the addressable market was large. Upstart’s results during 2021 were impressive. In the first quarter of 2022, the company reported solid results but lowered guidance and, more importantly, used its balance sheet to warehouse loans temporarily. The company’s decision to use its balance sheet to finance its growth surprised us and other market participants, and its stock price decreased dramatically. While we admire the management team, we are less confident in the company’s long-term prospects. We believe it will be more difficult than we anticipated for Upstart to extend its competitive advantages with smaller banks into adjacent markets such as auto loans and mortgages. As a result, our value for Upstart is unstable and the company no longer qualifies for investment. We are following our discipline and reallocating capital into companies with more stable values.

Annual Report | April 30, 2023	1

Shareholder Letter

April 30, 2023 (Unaudited)

The Fund purchased Ball Corp. during the period. Ball is the market leading manufacturer of aluminum beverage cans globally with more than a forty percent market share in a consolidated and rational industry with high barriers to entry. This has been a stable business that has been around for over a century. Although beverage volumes are slow growing, the aluminum can industry in general, and Ball in particular, are growing faster, taking share from both plastic and glass. Aluminum is a more sustainable product than either plastic or glass, and aluminum cans are helping consumer product companies meet their sustainability goals. In addition to the stable demand profile, the company has indicated that long-term contracts with committed volumes and contractual inflation pass-throughs should, in their view, lead to stable margins and solid free cash flow generation. Volume growth slowed in 2022 from pandemic driven highs, and higher non-aluminum costs were a drag on margins. We believe growth will re-accelerate and margins will increase as the company passes through these inflationary costs. In the meantime, the company has announced plans to buy back shares at a discount to our estimate of intrinsic value.

Vulcan Value Partners Small Cap Fund Review (as of April 30, 2023)

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. Material contributors over the one-year period ending April 30, 2023 include Medpace Holdings Inc., EnerSys and ISS A/S. Material detractors over the same period include Sdiptech AB, MillerKnoll Inc., Park Hotels & Resorts Inc., SmartRent Inc., Upstart Holdings Inc. and Cushman & Wakefield plc.

Medpace Holdings was a material contributor during the period. Medpace is a Clinical Contract Research Organization. Throughout 2022, Medpace’s stock was highly volatile as potential concerns around the financial health of its clients were called into question. We evaluated these risks, and they are reflected in our value estimates. With our estimate of value remaining stable and volatile share price throughout the year, we were able to take advantage of that volatility on two occasions in 2022. First, we purchased more shares as the stock sold off in early 2022, and more recently in October we trimmed the Fund’s position when the stock rose nearly 40% in a day in response to its earnings. We also have a high opinion of Medpace’s management team which in our view, was opportunistic in taking advantage of the volatility in its shares last year. In the nine months ended September 2022, Medpace repurchased more than 15% of its shares outstanding, at prices well below our estimate of its value. Last October, the company announced a new $500 million share repurchase authorization. We are pleased to see the company choose to deploy its free cash flow in this manner.

Cushman & Wakefield plc was a material detractor during the period. We expect economic conditions to be more challenging this year, and we are taking a cautious approach to our valuation. During 2022, the company authorized a share buyback for 10% of its outstanding shares, which we think is both a positive sign and an intelligent capital allocation decision. Overall, we think the company is performing well, and its results are in line with our expectations.

The Fund purchased Curtiss-Wright during the period, a company we have owned a number of times over the last decade. The company is a leading provider of highly engineered and mission critical technologies across aerospace and defense, commercial power, and process and industrial markets. These technologies range from propulsion equipment for nuclear submarines to electronics used on aircraft carriers and commercial planes to sensors used in general industrial applications. We have long been attracted to Curtiss-Wright’s deep technical expertise, where it holds either the number one or number two positions in the industry across the majority of its

2	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2023 (Unaudited)

niche markets. Two-thirds of its end market exposure is in the aerospace and defense market, with the remainder being tied to commercial markets. Within defense, Curtiss-Wright maintains stable positions with long-term visibility on key U.S. platforms such as aircraft carriers, submarines, and fighter jets. These stable positions are reinforced by the fact that over 50% of its defense revenue is derived from sole source positions. In our opinion, strong secular trends continue to provide tailwinds to its defense business as elevated geopolitical risk is driving urgency for global defense spending and strong shipbuilding activity.

The Fund sold Sleep Number during the period. In late January, Sleep Number announced that the CFO, David Callen, was stepping down to pursue other opportunities. We respected David Callen as a key leader. Sleep Number has what we believe is an elevated level of debt combined with ongoing supply issues and a likely tough macro environment. The abrupt departure of David Callen within this environment concerned us, and we exited the position.

Closing

We believe that the Funds own a collection of competitively entrenched businesses that can compound their values over our long-term time horizon.

The macroeconomic environment is challenging, and the risk of recession has increased. We are cautious in our own projections, and our values reflect that conservatism. We are pleased with how businesses owned by the Funds are responding to a more challenging economic environment. The Funds own businesses that we believe have a margin of safety in terms of price compared to our estimate of intrinsic worth. We have a long-term investment horizon, and short-term headwinds can create opportunities for long-term investors.

Thank you for your partnership and shared long-term time horizon. We look forward to updating you in the fall.

C.T. Fitzpatrick

Chief Executive Officer

Vulcan Value Partners, LLC

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

Annual Report | April 30, 2023	3

Shareholder Letter

April 30, 2023 (Unaudited)

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated fair value of those shares.

The price to value ratio is a calculation that compares the price of a company’s stock to our appraisal of the company’s intrinsic value.

Fair, or intrinsic, value is our estimate of the price a willing buyer would pay and a willing seller would accept, assuming neither was compelled to enter into a transaction.

4	www.vulcanvaluepartners.com

Fund Overview

April 30, 2023 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of 4/30/23)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception*	Expense Ratios(1)
							Total	Net(2)
Vulcan Value Partners Fund - Investor Class(3)	14.71%	-2.99%	5.85%	4.17%	7.74%	9.42%	1.08%	1.08%
Vulcan Value Partners Fund - Institutional Class	14.86%	-2.78%	6.10%	–	–	3.79%	1.12%	0.85%
S&P 500® Total Return Index(4)	8.63%	2.66%	14.52%	11.45%	12.20%	12.50%
Russell 1000® Value Index(5)	4.54%	1.21%	14.38%	7.75%	9.13%	10.28%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19
(1)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2023 without the approval by the Fund's Board of Trustees.

(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.

(4)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(5)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2023	5

Fund Overview

April 30, 2023 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended April 30, 2023)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Microsoft Corp.	6.88%
TransDigm Group, Inc.	6.62%
Amazon.com, Inc.	5.70%
Alphabet, Inc.	5.21%
CoStar Group, Inc.	4.88%
Salesforce, Inc.	4.76%
Jones Lang LaSalle, Inc.	4.57%
Mastercard, Inc.	4.57%
Carlyle Group, Inc.	4.45%
Skyworks Solutions, Inc.	4.41%
Top Ten Holdings	52.05%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1)  transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2022 and held until April 30, 2023.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2023	7

Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

Vulcan Value Partners Fund

	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Expense Ratio(a)	Expenses Paid During period 11/1/22 - 4/30/23(b)
VULCAN VALUE PARTNERS FUND
Investor Class
Actual	$1,000.00	$1,147.10	1.08%	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	1.08%	$5.31
Institutional Class
Actual	$1,000.00	$1,148.60	0.85%	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

8	www.vulcanvaluepartners.com

Fund Overview

April 30, 2023 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of 4/30/23)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception*	Expense Ratios(1)
							Total	Net(2)
Vulcan Value Partners Small Cap Fund – Investor Class(3)	7.53%	-14.39%	8.17%	-0.73%	4.00%	7.96%	1.25%	1.25%
Vulcan Value Partners Small Cap Fund – Institutional Class	7.65%	-14.14%	8.46%	–	–	-1.61%	1.27%	1.00%
Russell 2000® Value Index(4)	-6.72%	-7.99%	15.44%	3.66%	6.96%	8.57%
Russell 2000® Index(5)	-3.45%	-3.65%	11.90%	4.15%	7.88%	9.46%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19
(1)	Ratios as of the Prospectus dated August 31, 2022 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2023. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2023 without the approval by the Fund's Board of Trustees.
(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.
(4)	The Russell 2000® Value Index is presented here as the primary index, and measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.
(5)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2023	9

Fund Overview

April 30, 2023 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended April 30, 2023)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Ituran Location and Control, Ltd.	6.40%
Littelfuse, Inc.	6.02%
Ibstock PLC	5.60%
SmartRent, Inc.	4.98%
Virtus Investment Partners, Inc.	4.85%
Cushman & Wakefield PLC	4.75%
Medpace Holdings, Inc.	4.68%
Colliers International Group, Inc.	4.58%
EnerSys	4.47%
Premium Brands Holdings Corp.	4.46%
Top Ten Holdings	50.79%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2022 and held until April 30, 2023.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2023	11

Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Expense Ratio(a)	Expenses Paid During period 11/1/22 - 4/30/23(b)
VULCAN VALUE PARTNERS SMALL CAP FUND
Investor Class
Actual	$1,000.00	$1,075.30	1.25%	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.25
Institutional Class
Actual	$1,000.00	$1,076.50	1.00%	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$5.01

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (99.04%)
Communications (14.20%)
Internet (10.91%)
Alphabet, Inc., Class C(a)	447,305	$48,407,347
Amazon.com, Inc.(a)	502,759	53,015,937
		101,423,284

Telecommunications (3.29%)
Nice, Ltd. (a)	149,875	30,575,999

TOTAL COMMUNICATIONS		131,999,283

Consumer, Cyclical (2.06%)
Lodging (2.06%)
InterContinental Hotels Group PLC, ADR	275,994	19,120,864

TOTAL CONSUMER, CYCLICAL		19,120,864

Consumer, Non-cyclical (10.95%)
Commercial Services (4.88%)
CoStar Group, Inc.(a)	589,293	45,346,096

Healthcare-Products (2.10%)
Abbott Laboratories	176,405	19,487,460

Healthcare-Services (3.97%)
Elevance Health, Inc.	78,804	36,931,495

TOTAL CONSUMER, NON-CYCLICAL		101,765,051

Financial (28.98%)
Diversified Financial Services (8.68%)
Mastercard, Inc., Class A	111,682	42,442,510
Visa, Inc., Class A	164,382	38,256,623
		80,699,133

Private Equity (13.11%)
Ares Management Corp., Class A	456,006	39,941,565
Carlyle Group, Inc.	1,362,728	41,331,540
KKR & Co., Inc., Class A	764,380	40,565,647
		121,838,752

Real Estate (7.19%)
CBRE Group, Inc., Class A(a)	317,522	24,341,237

Annual Report | April 30, 2023	13

Statement of Investments	Vulcan Value Partners Fund

April 30, 2023

	Shares	Value (Note 2)
Financial (continued)
Real Estate (continued)
Jones Lang LaSalle, Inc.(a)	305,577	$42,487,426
		66,828,663

TOTAL FINANCIAL		269,366,548

Industrial (16.04%)
Aerospace/Defense (9.68%)
HEICO Corp., Class A	211,869	28,439,176
TransDigm Group, Inc.	80,402	61,507,530
		89,946,706

Electric Equipment Manufacturing (2.62%)
General Electric Co.	245,719	24,318,810

Packaging&Containers (2.29%)
Ball Corp.	400,563	21,301,940

Transportation (1.45%)
United Parcel Service, Inc., Class B	74,904	13,468,488

TOTAL INDUSTRIAL		149,035,944

Technology (26.81%)
Semiconductors (15.16%)
Applied Materials, Inc.	291,643	32,964,408
Lam Research Corp.	54,735	28,685,519
Qorvo, Inc.(a)	416,247	38,328,024
Skyworks Solutions, Inc.	386,943	40,977,264
		140,955,215
Software (11.65%)
Microsoft Corp.	208,186	63,967,230
Salesforce, Inc.(a)	223,241	44,284,317
		108,251,547

TOTAL TECHNOLOGY		249,206,762

TOTAL COMMON STOCKS
(Cost $724,418,520)		920,494,452

14	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments
April 30, 2023

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.97%)
Money Market Fund (0.97%)
Invesco Government & Agency Portfolio, Institutional Class	4.781%	9,026,946	$9,026,946

TOTAL SHORT TERM INVESTMENTS
(Cost $9,026,946)			9,026,946

TOTAL INVESTMENTS (100.01%)
(Cost $733,445,466)			$929,521,398

Liabilities In Excess Of Other Assets (-0.01%)			(103,271)

NET ASSETS (100.00%)			$929,418,127

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2023	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (98.43%)
Consumer, Cyclical (5.92%)
Distribution/Wholesale (2.62%)
Core & Main, Inc.(a)	420,817	$10,966,491

Home Furnishings (3.30%)
MillerKnoll, Inc.	811,125	13,797,236

TOTAL CONSUMER, CYCLICAL		24,763,727

Consumer, Non-cyclical (28.53%)
Commercial Services (19.39%)
ABM Industries, Inc.	421,353	17,941,211
Colliers International Group, Inc.	180,158	19,186,827
ISS A/S	879,787	18,338,379
PROG Holdings, Inc.(a)	496,428	15,007,019
Savills PLC	884,306	10,685,688
		81,159,124

Food (4.46%)
Premium Brands Holdings Corp.	248,653	18,666,640

Healthcare-Services (4.68%)
Medpace Holdings, Inc.(a)	97,829	19,579,496

TOTAL CONSUMER, NON-CYCLICAL		119,405,260

Financial (13.45%)
Diversified Financial Services (4.85%)
Virtus Investment Partners, Inc.	111,494	20,315,322

Real Estate (4.75%)
Cushman & Wakefield PLC(a)	2,019,062	19,887,761

REITS (3.85%)
Park Hotels & Resorts, Inc.	1,336,523	16,105,102

TOTAL FINANCIAL		56,308,185

Industrial (46.09%)
Building Materials (18.63%)
Curtiss-Wright Corp.	21,527	3,655,930
Forterra PLC	6,033,461	14,664,715
Ibstock PLC	10,993,619	23,446,238
SmartRent, Inc.(a)	8,079,542	20,845,218

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2023

	Shares	Value (Note 2)
Industrial (continued)
Building Materials (continued)
Victoria PLC(a)	2,344,765	$15,352,803
		77,964,904

Electrical Components & Equipment (13.45%)
Acuity Brands, Inc.	78,737	12,391,629
EnerSys	225,429	18,703,844
Littelfuse, Inc.	104,061	25,207,737
		56,303,210

Electronics (6.40%)
Ituran Location and Control, Ltd.	1,288,406	26,798,845

Manufactured Goods (1.84%)
Timken Co.	99,994	7,684,539

Packaging&Containers (2.50%)
Sealed Air Corp.	217,703	10,447,567

Transportation (3.27%)
Forward Air Corp.	129,845	13,699,946

TOTAL INDUSTRIAL		192,899,011

Technology (4.44%)
Computers (4.05%)
Sdiptech AB, Class B(a)	736,204	16,971,017

Software (0.39%)
Cerence, Inc.(a)	63,106	1,612,358

TOTAL TECHNOLOGY		18,583,375

TOTAL COMMON STOCKS
(Cost $451,115,087)		411,959,558

Annual Report | April 30, 2023	17

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2023

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.87%)
Money Market Fund (0.87%)
Invesco Government & Agency Portfolio, Institutional Class	4.781%	3,644,123	$3,644,123

TOTAL SHORT TERM INVESTMENTS
(Cost $3,644,123)			3,644,123

TOTAL INVESTMENTS (99.30%)
(Cost $454,759,210)			$415,603,681

Other Assets In Excess Of Liabilities (0.70%)			2,946,950

NET ASSETS (100.00%)			$418,550,631

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Assets and Liabilities

April 30, 2023

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$929,521,398	$415,603,681
Cash	35,964	20,880
Receivable for investments sold	–	1,726,569
Receivable for shares sold	48,160	320,219
Dividends receivable	544,391	1,423,809
Other assets	313,958	128,477
Total assets	930,463,871	419,223,635

LIABILITIES:
Payable for shares redeemed	52,744	42,407
Payable to adviser	666,991	380,530
Payable for administration fees	57,434	29,067
Payable for transfer agency fees	74,846	69,424
Payable for delegated transfer agent equivalent services fees	6,007	3,543
Payable for professional fees	31,453	26,719
Payable for trustee fees and expenses	91,146	21,498
Payable for principal financial officer fees	1,848	865
Accrued expenses and other liabilities	63,275	98,951
Total liabilities	1,045,744	673,004
NET ASSETS	$929,418,127	$418,550,631

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,092,544,565	$829,420,492
Total distributable earnings	(163,126,438)	(410,869,861)
NET ASSETS	$929,418,127	$418,550,631

INVESTMENTS, AT COST	$733,445,466	$454,759,210

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2023	19

Statements of Assets and Liabilities

April 30, 2023

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
PRICING OF SHARES:
Investor Class:
Net Asset Value, offering and redemption price per share	$19.01	$10.87
Net Assets	$232,564,923	$75,271,353
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	12,232,945	6,925,400
Institutional Class:
Net Asset Value, offering and redemption price per share	19.15	10.99
Net Assets	696,853,204	343,279,278
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	36,393,289	31,245,744

See Accompanying Notes to Financial Statements.

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Statements of Operations

For the Year Ended April 30, 2023

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$11,237,594	$9,034,192
Foreign taxes withheld	(86,899)	(418,810)
Total investment income	11,150,695	8,615,382

EXPENSES:
Investment advisory fees (Note 6)	10,303,874	7,071,928
Administrative fees	344,740	208,149
Transfer agency fees	77,008	104,079
Delegated transfer agent equivalent services fees
Investor Class	21,649	11,786
Institutional Class	472,958	272,573
Professional fees	38,753	32,225
Custodian fees	5,906	136,632
Principal financial officer fees	10,574	6,180
Trustee fees and expenses	112,916	38,691
ReFlow Fees (Note 2)	–	–
Other	105,450	110,595
Total expenses before waiver	11,493,828	7,992,838
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(20,237)
Institutional Class	(2,092,143)	(1,482,188)
Total net expenses	9,401,685	6,490,413
NET INVESTMENT INCOME	1,749,010	2,124,969

Net realized loss on investments(a)	(324,161,811)	(338,220,453)
Net realized loss on foreign currency transactions	(30,578)	(305,948)
Net realized loss	(324,192,389)	(338,526,401)
Net change in unrealized appreciation of investments	248,075,459	182,927,328
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	27,280	114,701
Net change in unrealized appreciation	248,102,739	183,042,029
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(76,089,650)	(155,484,372)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(74,340,640)	$(153,359,403)

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2023	21

Statements of Changes in Net Assets	Vulcan Value Partners Fund

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS:
Net investment income/(loss)	$1,748,148	$(7,519,001)
Net realized gain/(loss)	(324,191,527)	254,059,242
Net change in unrealized appreciation/(depreciation)	248,102,739	(659,097,040)
Net decrease in net assets resulting from operations	(74,340,640)	(412,556,799)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	(13,928,273)	(65,496,496)
Institutional Class	(35,401,136)	(133,007,059)
Net decrease in net assets from distributions	(49,329,409)	(198,503,555)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	10,502,788	89,289,313
Issued to shareholders in reinvestment of distributions	12,856,196	55,317,235
Cost of shares redeemed, net of redemption fees	(187,167,100)	(134,816,619)
Institutional Class
Proceeds from sales of shares	120,576,734	381,028,754
Issued to shareholders in reinvestment of distributions	33,617,847	124,895,847
Cost of shares redeemed, net of redemption fees	(341,125,529)	(272,791,356)
Net increase/(decrease) from share transactions	(350,739,064)	242,923,174

Net decrease in net assets	(474,409,113)	(368,137,180)

NET ASSETS:
Beginning of year	1,403,827,240	1,771,964,420
End of year	$929,418,127	$1,403,827,240

See Accompanying Notes to Financial Statements.

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Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
OPERATIONS:
Net investment income/(loss)	$2,124,969	$(3,072,030)
Net realized gain/(loss)	(338,526,401)	264,992,091
Net change in unrealized appreciation/(depreciation)	183,042,029	(518,698,542)
Net decrease in net assets resulting from operations	(153,359,403)	(256,778,481)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	(14,357,975)	(63,198,831)
Institutional Class	(42,240,952)	(183,523,538)
Net decrease in net assets from distributions	(56,598,927)	(246,722,369)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	12,041,666	28,148,318
Issued to shareholders in reinvestment of distributions	12,472,069	55,885,124
Cost of shares redeemed, net of redemption fees	(116,071,465)	(51,333,248)
Institutional Class
Proceeds from sales of shares	187,809,773	524,072,122
Issued to shareholders in reinvestment of distributions	31,035,572	125,805,942
Cost of shares redeemed, net of redemption fees	(442,086,874)	(257,048,753)
Net increase/(decrease) from share transactions	(314,799,259)	425,529,505

Net decrease in net assets	(524,757,589)	(77,971,345)

NET ASSETS:
Beginning of year	943,308,220	1,021,279,565
End of year	$418,550,631	$943,308,220

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2023	23

Financial Highlights

For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
$20.74	$29.87	$19.50	$21.05	$21.39

0.00 (b)	(0.16)	(0.14)	0.03	0.08
(0.74)	(5.75)	11.42	(0.53)	1.13
(0.74)	(5.91)	11.28	(0.50)	1.21

–	–	0.00 (b)	0.00 (b)	(0.13)
(0.99)	(3.22)	(0.91)	(1.05)	(1.42)
(0.99)	(3.22)	(0.91)	(1.05)	(1.55)

–	–	0.00 (b)	0.00 (b)	0.00 (b)
(1.73)	(9.13)	10.37	(1.55)	(0.34)
$19.01	$20.74	$29.87	$19.50	$21.05

(2.99%)	(22.93%)	58.62%	(3.15%)	6.80%

$232,565	$437,470	$624,789	$500,309	$1,284,556

1.08%	1.06%	1.08%	1.09%	1.08%
1.08%	1.06%	1.08%	1.09%	1.08%
0.01%	(0.54%)	(0.57%)	0.12%	0.38%
40%	49%	67%	80%	73%

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2023	25

Financial Highlights	Vulcan Value Partners Fund

For a share outstanding throughout the years presented.

Institutional Class	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$20.84	$29.93	$19.52	$21.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.04	(0.10)	(0.09)	0.09
Net realized and unrealized gain/(loss) on investments	(0.74)	(5.77)	11.46	(0.51)
Total from investment operations	(0.70)	(5.87)	11.37	(0.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	–	(0.05)	(0.03)
From net realized gains on investments	(0.99)	(3.22)	(0.91)	(1.05)
Total distributions	(0.99)	(3.22)	(0.96)	(1.08)

Redemption fees added to paid-in capital	–	–	0.00 (b)	0.00	(b)
Increase/(decrease) in net asset value	(1.69)	(9.09)	10.41	(1.50)
NET ASSET VALUE, END OF YEAR	$19.15	$20.84	$29.93	$19.52

Total return	(2.78%)	(22.74%)	59.02%	(2.83	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$696,853	$966,357	$1,147,175	$768,726

Ratio of expenses to average net assets without fee waivers/reimbursements	1.13%	1.11%	1.12%	1.14	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	0.85%	0.85%	0.85%	0.85	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	0.23%	(0.34%)	(0.36%)	0.40	%(d)

Portfolio turnover rate	40%	49%	67%	80	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

26	www.vulcanvaluepartners.com

Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

28	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
$14.47	$22.62	$12.01	$17.31	$19.52

0.01	(0.10)	(0.10)	0.12	0.10
(2.18)	(3.22)	10.73	(4.57)	0.38
(2.17)	(3.32)	10.63	(4.45)	0.48

–	–	(0.02)	(0.08)	(0.12)
(1.43)	(4.83)	–	(0.77)	(2.57)
(1.43)	(4.83)	(0.02)	(0.85)	(2.69)

–	–	0.00 (b)	0.00 (b)	0.00 (b)
(3.60)	(8.15)	10.61	(5.30)	(2.21)
$10.87	$14.47	$22.62	$12.01	$17.31

(14.39%)	(21.58%)	88.51%	(27.28%)	4.76%

$75,271	$221,910	$310,600	$153,249	$543,174

1.26%	1.25%	1.25%	1.26%	1.27%
1.25%	1.25%	1.25%	1.25%	1.25%

0.12%	(0.47%)	(0.65%)	0.75%	0.54%

26%	69%	75%	102%	68%

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2023	29

Financial Highlights	Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the periods presented.

Institutional Class	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$14.57	$22.70	$12.03	$17.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.05	(0.04)	(0.06)	0.12
Net realized and unrealized gain/(loss) on investments	(2.20)	(3.26)	10.77	(4.41)
Total from investment operations	(2.15)	(3.30)	10.71	(4.29)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	–	(0.04)	(0.09)
From net realized gains on investments	(1.43)	(4.83)	–	(0.77)
Total distributions	(1.43)	(4.83)	(0.04)	(0.86)

Redemption fees added to paid-in capital	–	–	0.00 (b)	0.00	(b)
Increase/(decrease) in net asset value	(3.58)	(8.13)	10.67	(5.15)
NET ASSET VALUE, END OF YEAR	$10.99	$14.57	$22.70	$12.03

Total return	(14.14%)	(21.40%)	89.07%	(26.56	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$343,279	$721,399	$710,679	$247,629

Ratio of expenses to average net assets without fee waivers/reimbursements	1.31%	1.27%	1.29%	1.32	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.00%	1.00%	1.00%	1.00	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	0.42%	(0.19%)	(0.39%)	0.76	%(d)

Portfolio turnover rate	26%	69%	75%	102	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Not Annualized.

(c)	Annualized.

See Accompanying Notes to Financial Statements.

30	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2023

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service utilized by the valuation designee which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by the valuation designee under the general supervision of the Board of Trustees of the Trust (the "Board").

Annual Report | April 30, 2023	31

Notes to Financial Statements

April 30, 2023

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Notes to Financial Statements

April 30, 2023

The following is a summary of each input used to value each Fund’s investments as of April 30, 2023:

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$920,494,452	$–	$–	$920,494,452
Short Term Investments	9,026,946	–	–	9,026,946
TOTAL	$929,521,398	$–	$–	$929,521,398

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$411,959,558	$–	$–	$411,959,558
Short Term Investments	3,644,123	–	–	3,644,123
TOTAL	$415,603,681	$–	$–	$415,603,681

(a)	For detailed descriptions, see the accompanying Statements of Investments.

For the year ended April 30, 2023, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund

Annual Report | April 30, 2023	33

Notes to Financial Statements

April 30, 2023

shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the year ended April 30, 2023, the Funds did not participate in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

In-Kind Redemptions: During the year ended April 30, 2023, the Vulcan Value Partners Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares

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Notes to Financial Statements

April 30, 2023

(in-kind redemptions) in the amount of $50,301,257. For financial reporting purposes, the Vulcan Value Partners Fund recognized gains on the in-kind redemptions in the amount of $32,985,559. During the year ended April 30, 2023, the Vulcan Value Partners Small Cap Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $15,219,235. For financial reporting purposes, the Vulcan Value Partners Small Cap Fund recognized gains on the in-kind redemptions in the amount of $5,288,565. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during year ended April 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Ukraine-Russia Conflict: Additionally, certain Funds may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a fullscale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian Oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’ economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and therefore are expected to result in adverse consequences to the Russian economy and could have a material adverse effect

Annual Report | April 30, 2023	35

Notes to Financial Statements

April 30, 2023

on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Funds and their portfolio companies and operations, and the ability of the Funds to achieve their investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Funds or the business of the the Funds' investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Funds and the companies in which the Funds invest rely.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2023 permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to in-kind redemptions. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable earnings
Vulcan Value Partners Fund	$32,853,932	$(32,853,932)
Vulcan Value Partners Small Cap Fund	4,193,597	(4,193,597)

Tax Basis of Investments: As of April 30, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation
(excess of value over tax cost)	$222,601,092	$49,125,138
Gross depreciation
(excess of tax cost over value)	(28,549,509)	(104,785,012)
Net depreciation of foreign currency	(12,457)	11,448
Net unrealized appreciation	$194,039,126	$(55,648,426)
Cost of investments for income tax purposes	$735,469,815	$471,263,555

36	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2023

Components of Earnings: As of April 30, 2023, components of distributable earnings were as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Undistributed ordinary income	$1,266,160	$1,819,020
Accumulated Capital Gains/(Losses)	(358,431,724)	(357,040,457)
Net unrealized appreciation/(depreciation) on investments	194,039,126	(55,648,426)
Total	$(163,126,438)	$(410,869,863)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain
2023
Vulcan Value Partners Fund	$29,911,862	$19,417,547
Vulcan Value Partners Small Cap Fund	–	56,598,927

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain
2022
Vulcan Value Partners Fund	$62,751,029	$135,752,526
Vulcan Value Partners Small Cap Fund	205,802,260	40,920,109

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short Term Capital Losses Recognized	Long Term Capital Losses Recognized
Vulcan Value Partners Fund	$226,916,591	$131,515,133
Vulcan Value Partners Small Cap Fund	210,888,296	146,152,161

Annual Report | April 30, 2023	37

Notes to Financial Statements

April 30, 2023

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and in-kind redemptions) during the year ended April 30, 2023 were as follows:

Fund	Purchase of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$406,791,643	$750,580,342
Vulcan Value Partners Small Cap Fund	154,097,641	497,097,766

The cost of purchases in Kind, proceeds from sales in Kind along with their Realized gains/(loss) during the year ended April 30, 2023 were as follows:

Fund	Purchases	Proceeds	Net Realized Gain/(Loss)
Vulcan Value Partners Fund	$–	$50,301,257	$32,985,559
Vulcan Value Partners Small Cap Fund	–	15,219,235	5,288,565

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

38	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2023

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Shares Sold
Investor Class	563,599	3,027,298
Institutional Class	6,459,137	13,549,095
Shares Issued in Reinvestment of Dividends
Investor Class	759,374	1,889,895
Institutional Class	1,972,878	4,252,497
Less Shares Redeemed
Investor Class	(10,180,453)	(4,743,347)
Institutional Class	(18,415,727)	(9,750,118)
Net Increase/(Decrease)	(18,841,192)	8,225,320

Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Shares Sold
Investor Class	968,145	1,308,205
Institutional Class	15,401,333	24,765,908
Shares Issued in Reinvestment of Dividends
Investor Class	1,215,601	2,615,120
Institutional Class	2,995,712	5,851,439
Less Shares Redeemed
Investor Class	(10,591,932)	(2,321,686)
Institutional Class	(36,650,988)	(12,431,204)
Net Increase/(Decrease)	(26,662,129)	19,787,782

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

With respect to the Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of such Fund’s average daily net assets for a particular fiscal year of the

Annual Report | April 30, 2023	39

Notes to Financial Statements

April 30, 2023

Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

With respect to the Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 0.85% and 1.00% of the Vulcan Value Partners Fund’s and the Vulcan Value Partners Small Cap Fund’s average daily net assets, respectively, for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

The Adviser agrees that the foregoing fee waiver and reimbursement agreement for each Fund are effective as of September 1, 2022 and shall continue through August 31, 2023.

The Adviser will be permitted to recapture expenses it has borne through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred.

For the year ended April 30, 2023, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund
Investor	$–	$–
Institutional	(2,092,143)	–
Vulcan Value Partners Small Cap Fund
Investor	(20,237)	–
Institutional	(1,482,188)	–

As of April 30, 2023, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2024	Expires 2025	Expires 2026	Total
Vulcan Value Partners Fund
Investor	$–	$–	$–	$–
Institutional	2,373,402	3,139,514	2,092,143	7,605,059
Vulcan Value Partners Small Cap Fund
Investor	7,729	–	20,237	27,966
Institutional	1,148,576	2,306,194	1,482,188	4,936,958

40	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2023

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2023 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal

Annual Report | April 30, 2023	41

Notes to Financial Statements

April 30, 2023

course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

42	www.vulcanvaluepartners.com

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, two of the funds constituting the Financial Investors Trust (the "Funds"), including the statements of investments, as of April 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 29, 2023

We have served as the auditor of one or more investment companies advised by Vulcan Value Partners, LLC since 2010.

Annual Report | April 30, 2023	43

Additional Information

April 30, 2023 (Unaudited)

1. FUND HOLDINGS

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (866) 759-5679.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2022:

	Qualified Dividend Income	Dividend Received Deduction
Vulcan Value Partners Fund	23.49%	23.86%
Vulcan Value Partners Small Cap Fund	–%	–%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Partners Fund designated $19,417,547 as long-term capital gain dividends.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Small Cap Fund designated $56,598,927 as long-term capital gain dividends.

44	www.vulcanvaluepartners.com

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2023 (Unaudited)

On December 13, 2022, the Trustees met in person to discuss, among other things, the renewal of the Investment Advisory Agreement between Vulcan Value Partners, LLC (“Vulcan”) and the Trust, with respect to the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund (together, the “Vulcan Funds”), dated December 30, 2009, as amended (the “Vulcan Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act.

In anticipation of and as part of the process to consider the renewal of the Vulcan Investment Advisory Agreement, legal counsel to the Independent Trustees requested certain information from Vulcan. In response to these requests, the Trustees received reports from Vulcan that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts. Further, the Board met with representatives of Vulcan and discussed the services the firms provided pursuant to the Vulcan Investment Advisory Agreement, as well as the information they provided.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Vulcan Investment Advisory Agreement, the Board had received sufficient information to renew and approve the Vulcan Investment Advisory Agreement.

In approving Vulcan as investment adviser, and the fees to be charged under the Vulcan Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Vulcan Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

In renewing and approving the Vulcan Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Vulcan Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Vulcan Funds, to Vulcan, of 1.00% for the Vulcan Value Partners Fund and 1.15% for the Vulcan Value Partners Small Cap Fund, in light of the extent and quality of the advisory services provided by Vulcan to each of the Vulcan Funds.

The Board received and considered information including a comparison of the Investor Class and Institutional Class of each Vulcan Fund’s contractual advisory fee rate with those of funds in the peer group of funds based on an independent analysis by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of both classes of both Vulcan Funds was higher than the Data Provider peer group median.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratios of both classes of both Vulcan Funds were higher than the Data Provider peer group median.

Annual Report | April 30, 2023	45

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2023 (Unaudited)

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Vulcan Funds under the Vulcan Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Vulcan in its presentation, including its Form ADV.

The Trustees reviewed and considered Vulcan’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Vulcan. The Trustees also reviewed the research and decision-making processes utilized by Vulcan, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Vulcan Funds.

The Trustees considered the background and experience of Vulcan’s management in connection with the Vulcan Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Vulcan Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Vulcan’s Code of Ethics.

Performance: The Trustees reviewed performance information in the independent analysis prepared by the Data Provider for the Investor Class and Institutional Class of the Vulcan Funds for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods, as applicable, ended September 30, 2022. That review included a comparison of each Vulcan Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that each class of both Funds underperformed the peer group median over each applicable period. The Trustees considered Vulcan’s statements regarding the cause of the recent underperformance of the Funds, including the outsized impact of the performance of a small number of portfolio holdings on the Funds’ recent and longer-term performance. The Trustees considered Vulcan’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes. The Trustees also reviewed and considered the supplemental comparison prepared by the Data Provider at the request of Vulcan.

Comparable Accounts: The Trustees noted certain information provided by Vulcan regarding fees charged to its other clients utilizing a strategy similar to that employed by the Vulcan Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Vulcan based on the fees payable under the Vulcan Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Vulcan Funds have been or would be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Vulcan from its relationship with the Vulcan Funds, including whether soft dollar arrangements were used.

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Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2023 (Unaudited)

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the Institutional Class and the Investor Class of both Vulcan Funds was higher than the Data Provider peer group median;

●	the total net expense ratios of the Institutional Class and the Investor Class of both Vulcan Funds were higher than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Vulcan under the Vulcan Investment Advisory Agreement with respect to each Vulcan Fund were adequate;

●	bearing in mind statements from Vulcan regarding the cause of the recent underperformance of the Funds, including the outsized impact of the performance of a small number of portfolio holdings on the Funds’ recent and longer-term performance, the Institutional Class and the Investor Class of both Vulcan Funds underperformed the Data Provider peer group median for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods ended September 30, 2022, as applicable;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Vulcan’s other clients employing a comparable strategy to any of the Vulcan Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Vulcan Funds;

●	the profit, if any, realized by Vulcan in connection with the operation of any of the Vulcan Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Vulcan in connection with its relationship with any of the Vulcan Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Vulcan’s compensation for investment advisory services is consistent with the best interests of each of the Vulcan Funds and their shareholders.

Annual Report | April 30, 2023	47

Trustees and Officers

April 30, 2023 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-344-3863.

 INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	59	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	59	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

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Trustees and Officers

April 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	30	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	29	None.

Annual Report | April 30, 2023	49

Trustees and Officers

April 30, 2023 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services ,Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	54	Mr. Burke is a Trustee of ALPS ETF Trust (23 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

50	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2023 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Mr. Foss was appointed President of the Trust by unanimous written consent of the Board of Trustees on August 19, 2022.	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds, Reaves Utility Fund and Reality Shares ETF Trust.
Michael P. Lawlor, 1969	Secretary	Mr. Lawlor was appointed Secretary of the Trust at the December 13, 2022 meeting of the Board of Trustees.	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of ALPS ETF Trust and ALPS Variable Investment Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | April 30, 2023	51

Privacy Policy

April 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

52	www.vulcanvaluepartners.com

Privacy Policy

April 30, 2023 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Annual Report | April 30, 2023	53

VULCAN
VALUE
PARTNERS

DISCLOSURES

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

This material must be accompanied or preceded by a prospectus.

Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended April 30, 2023 and April 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $423,000 and $408,315, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2023 and April 30, 2022, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

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(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2023 and April 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $97,350 and $88,535, respectively. The fiscal years 2023 and 2022 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended April 30, 2023 and April 30, 2022, no fees were billed to Registrant by the principal accountant for products and services, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $97,350 in the fiscal year ended April 30, 2023, and were $88,535 in the fiscal year ended April 30, 2022. These fees consisted of non-audit fees billed to (i) the Registrant of $97,350 in the fiscal year ended April 30, 2023, and $88,535 in the fiscal year ended April 30, 2022 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $0 in the fiscal year ended April 30, 2023 and $0 in the fiscal year ended April 30, 2022. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

 3

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

 4

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

 5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	July 10, 2023

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	July 10, 2023

6